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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2014 to April 30, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2015

Classes A, B, C, I, O, R, R6 and W

Global and International Funds

■	Voya Diversified Emerging Markets Debt Fund

■	Voya Diversified International Fund

■	Voya Global Bond Fund

■	Voya Global Perspectives Fund

■	Voya Global Value Advantage Fund (formerly, Voya International Value Equity Fund)

■	Voya Multi-Manager International Small Cap Fund

■	Voya Russia Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended April 30, 2015

Our new fiscal year commenced after a very volatile October, when global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, fell and then rose more than 8%. In less volatile conditions, the Index added 8.17% in the first half of the fiscal year, during which the forces driving financial markets substantially changed. (The Index returned 5.09% for the six-months ended April 30, 2015, measured in U.S. dollars.)

For much of the period it seemed that the only credible major growth story in the world was the U.S. Economic data were initially mostly positive. The March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5½%.

But reservations remained about the historically low labor force participation rate and annual wage growth languishing at about 2%. And by April some reports had started to deteriorate. The purchasing managers’ index for the manufacturing sector fell to the lowest in nearly two years. Manufacturing output itself was flat to falling, as were retail sales, even after the effect of lower gasoline prices. As for oil prices, March ended with a barrel of oil costing half of what it did seven months earlier, pushing headline annual inflation into negative territory. While this would have a beneficial effect on consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it like capital goods and regional banks. This was evident in gross domestic product (“GDP”), which grew at a wafer-thin 0.2% annualized in the first quarter of 2015, after 2.2% in the previous quarter.

Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan had re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the rebound, to growth of 1.5% annualized, was a disappointment.

But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.3%. Purchasing managers indices indicated increasingly solid expansion. Falling interest rates and the weaker euro (see below) would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.

In U.S. fixed income markets, the Treasury yield curve flattened in the first half of the fiscal year and the Barclays Long-Term U.S.

Treasury sub-index returned 6.48%. But it actually lost more than that in an April correction. The Barclays U.S. Treasury Bond index as a whole returned 2.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 2.06%. The Barclays U.S. Corporate Investment Grade Bond sub-index added 2.35%, beating the 1.52% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).

U.S. equities, represented by the S&P 500® Index including dividends, gained 4.40% in the six months through April. The consumer discretionary sector was the top performer, returning 11.52%. Two of 10 sectors lost ground; not surprisingly the most serious was energy, down 4.71%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of  $553 billion in 2014, the highest since 2007.

In currencies, the dollar advanced against most others in the first half of the fiscal year. The dollar gained 11.59% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar added 4.20% against the pound. The UK has a comparable growth story to the U.S., but an election on May 7 portended another hung parliament and unattractive coalition possibilities. The dollar gained 6.29% against the yen, mostly in November, on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”).

In international markets, the MSCI Japan® Index jumped 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index surged 16.46%, eclipsing its 2007 closing high. Quantitative easing, plus the declining euro that went with it, ultimately trumped poor economic data, which seemed to be improving at the end. The MSCI UK® Index added 8.10%, with financials and the consumer sectors making the largest contributions. The 15 largest names in the UK index: multinationals accounting for half of its value only averaged a return of about 4.6%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
JP Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries* around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-US SmallCap Index	An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Target Allocations as of April 30, 2015 (percent of net assets)

Hard Currency	45%
Local Currency	45%
Corporates	10%

Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt” or the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt instruments of, or derivatives having economic characteristics similar to, the debt instruments of issuers in emerging market countries (collectively, “EMD securities”). Though the Fund may make direct investments in EMD securities, it achieves its exposures primarily through investments in other Voya mutual funds (“underlying funds”). The Fund is managed by Brian Timberlake, CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.36% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”) and a composite index which is a blend of 40% JP Morgan Government Bond Index – Emerging Markets Global Diversified, 40% JPM EMBI, and 20% JP Morgan Corporate Emerging Markets Bond Index Diversified (“Composite Index”), which returned 1.37% and -2.42%, respectively for the same period.

Portfolio Specifics: The first half of the period witnessed the continuation of a broad-based sell-off in emerging markets (“EM”) that began mid-2014. Three themes dominated: the decline in commodity prices, specifically oil; the re-pricing of lower global growth expectations; and the expectation of quantitative easing by the European Central Bank. The downward revision of global growth kept interest rates low in several developed economies, which in turn provided support to interest rates in many developing economies, as it reduced the probability of an early hike by the Federal Reserve in the United States.

The second half of the period witnessed a rebound of EM external debt, while local currencies remained under pressure. Three themes dominated this part of the period: the rapid rise of risk appetite for high yielding EM credits; the bottoming of commodity prices and rebounding of oil prices; and ongoing EM currency weakness and volatility on the back of weaker EM growth prospects. The Fund outperformed the JPM EMBI before the deduction of fees and expenses, but underperformed net of fees during the reporting period. During the period, our asset allocation remained strongly biased toward external debt. In late March, as the sell-off in EM local currencies slowed down, we increased our exposure in EM local currencies and reduced our cash exposure. The lower yield resulting from our defensive asset allocation reduced the income contribution, which somewhat impacted performance.

Currency weakness was the biggest driver of Fund performance. We maintained a reduced allocation to local currency during the period, with approximately equal weightings to corporates and sovereigns. We further reduced our exposure to corporates in December given liquidity concerns.

The overweight in EM corporates versus EM sovereign contributed to relative results, while the small allocation to EM local debt detracted from performance as the EM currencies weakened over the period. Among corporate bonds, the financial sector was the largest detractor; energy and metals and mining were the largest contributors.

On the sovereign side, Europe and Latin America were strong drivers of performance for the period. One stand-out was Russia, which benefited from firmer oil prices and a potential settlement of the Ukrainian conflict. Russian sovereign bonds were buoyed by strong bids from local investors due to generous repurchase facilities; however, the rewards of a stabilizing situation were not equally shared among the combatants. Ukrainian sovereign bonds began the period as the Index’s worst performer, but rebounded strongly during the latter half of the period, which resulted in a contribution to Fund. Our overweight position in Kazakhstan was also a significant contributor to performance during the period.

In Latin America, overweight positions in Venezuela and Argentina — two of the best performing nations during the period — were large contributors to the Fund’s relative performance. In Asia, Indonesia performed strongly for the Fund. Additionally, security selection in South Africa contributed to return.

The Fund’s EM local currency exposures benefited relative results. The largest contributors were the Fund’s underweight of the euro against the U.S. dollar as a hedge against some Eastern European foreign exchange holdings; underweights in the Brazilian real, Peruvian new sol, Malaysian ringgit and Colombian peso; and an overweight of the short-end of the Brazilian real yield curve.

During the period, U.S. Treasury futures were used to optimize the portfolio duration positioning and currency forwards were used to manage currency risks. The Fund’s use of derivatives had a positive impact on performance for the reporting period.

Current Outlook and Strategy: Our investment strategy is to seek to earn current yield while capturing a measure of upside potential in credits that suffered the most during the early part of the reporting period. We maintain a neutral tactical outlook but will not become too aggressive in our positioning. The Fund may opportunistically increase its exposure to EM local currency while seeking to limit any elevated volatility of returns.

Emerging markets are contending with slow economic growth, a re-rating of systematically important countries such as Russia and Brazil, idiosyncratic geopolitical events and volatile commodity prices. The Fund’s current approximate allocation is 33% EM corporate debt, 44% EM hard currency debt, and 21% EM local currency debt.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

Portfolio Managers’ Report	Voya Diversified International Fund

Target Allocations as of April 30, 2015 (as a percentage of net assets)

International Equity	90%
Emerging Markets	10%
Portfolio holdings are subject to change daily.

Voya Diversified International Fund (“Diversified International” or the “Fund”) seeks long-term growth of capital. The Fund invests in a combination of other Voya mutual funds (“Underlying Funds”) according to target allocations determined by Voya Investment Management Co. LLC (“Voya IM”). The Fund is managed by Paul Zemsky, CFA, Halvard Kvaale, CIMA, and Derek Sasveld, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.85% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 5.56% for the same period.

Portfolio Specifics: International small cap equities outperformed most international asset classes during the reporting period. International developed equities lagged international small cap equities but outperformed emerging market equities. The Fund is managed according to a long-term strategic asset allocation (“SAA”), which differs in some respects from the benchmark. The Fund’s SAA consists of MSCI EAFE 85%, MSCI Emerging Markets 10% and MSCI EAFE Small Cap 5%. As part of our annual review of SAAs, we reduced the Fund’s emerging markets exposure by 5%. We increased international developed markets exposure in the belief that they offered more attractive potential reward in exchange for potential risk.

The Fund’s SAA outperformed MSCI ACWI ex US in part because the latter has an approximately 7% allocation to Canadian stocks which had a negative return for the period. The SAA has no explicit allocation to Canadian stocks but, unlike MSCI ACWI ex US, does have an allocation to EAFE Small Cap stocks which as noted above, performed strongly.

However, the Fund lagged its SAA because the underlying funds fell short of their individual benchmarks. Voya Multi-Manager Emerging Markets Equity Fund and Voya Multi-Manager International Small Cap Fund were the weakest performers. Voya International Core Fund and Voya Multi-Manager International Equity Fund also underperformed their benchmarks.

During the first four months of the period the Fund was tactically underweight emerging markets by 2% in favor of international developed markets, which benefited performance as developed market were by far the stronger. The underweight was removed from the end of February.

Current Strategy and Outlook: Although we believe the United States has gotten off on the wrong foot, European activity continues to improve, with momentum building in both survey-based indicators as well as in hard economic data. With the strong economic momentum and diverging policy between the Federal Reserve (“Fed”) and the European Central Bank, we remain positive on the euro zone from an equity perspective. However, we are cognizant that the run-up in equity prices during the first quarter leaves the burden on earnings to follow through to support valuations; otherwise, the risk exists that the sharp inflows that have occurred into the region will likely begin to migrate elsewhere.

Emerging market equities have enjoyed the dual tailwinds of easier Chinese monetary policy, which has boosted expectations for increasing economic activity; and a loosening of financial conditions as markets have pushed out expectations of Fed rate hikes. The People’s Bank of China recently sent a strong easing signal by cutting the required reserve ratio for major banks by 100 basis points, the largest cut since November 2008. We expect additional easing in the coming months, as activity has started to deviate too far from the managed deceleration path the government has embarked upon. In addition to easing financial conditions, there has been an increase in what seems like speculative activity in the Chinese A-share market (for domestic investors), which has started to spill over into the globally traded H-share market. We do not believe it would be practicable to time an end to this current move, but we would look for a turn once policy ceases to be supportive or if Chinese regulators start to clamp down on what they perceive as speculative behavior.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

5

Voya Global Bond Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

United States	70.6%
Cayman Islands	5.2%
Austria	3.2%
United Kingdom	2.8%
Germany	2.5%
Mexico	1.9%
Netherlands	1.3%
Colombia	1.2%
Spain	1.0%
Russia	1.0%
Countries between 0.1% – 0.9%^	10.4%
Liabilities in Excess of Other Assets*	(1.1)%
Net Assets	100.0%

* Includes short-term investments and purchased options.

^ Includes 34 countries, which each represents 0.1% – 0.9% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Christine Hurtsellers, CFA, and Brian Timberlake, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.86% compared to the Barclays Global Aggregate Index (“BGA Index”), which returned -1.92% for the same period. Class A shares provided a total of  $0.21 per share of return of capital for the six months ended April 30, 2015.

Portfolio Specifics: The Fund outperformed its benchmark for the reporting period. This result was due to the beneficial effects of the Fund’s currency positioning. Other decision parameters, e.g., interest rate exposure and “spread,” or yield, detracted from relative results for the period.

The Fund remained generally overweight corporate credit, both high yield and investment grade, in the United States and emerging markets, with an offsetting underweight in developed market sovereign debt. Allocation to these spread sectors detracted from relative returns over the period as lower U.S. Treasury yields and risks from the energy sector drove credit spreads significantly wider, particularly late in the fourth quarter of 2014. While commercial mortgage-backed securities were fairly resilient, commodity-sensitive high yield corporate bonds and emerging market exposures suffered from the fall in oil prices.

Interest rate positioning detracted from returns over the period; we maintained a lower interest rate posture throughout the period to protect the Fund from risks of rising interest rates. This hurt results during the first few months of the period as rates fell, but helped during the second as rates began to climb higher again. The Fund’s lower interest rate posture in the U.S. was particularly helpful when the U.S. ten-year Treasury rate spiked from 1.64% in January to 2.25% in February and March 2015. In March, the Fund was positioned to benefit from curve flattening in Germany, which occurred as the market reacted to European Central Bank (“ECB”) purchases that were heavily concentrated in longer-maturity bonds.

For the period, currency exposure was a positive contributor to Fund performance. The Fund was overweight the U.S. dollar and underweight the Japanese yen and the euro throughout the first half of the period. These positions proved fruitful as the dollar proved to be the strongest performing major currency during the period.

Derivatives were used throughout the period to manage interest rate and currency risk and contributed to the Fund’s overall performance. The types of derivatives used for these purposes included interest rate swaps, government bond futures, interest rate options, currency forwards and currency options. In addition, so-called “CDX indices,” exchange-traded credit default swaps, were occasionally used to manage exposure to spread sectors during the fourth quarter of 2014.

Top Ten Holdings as of April 30, 2015* (as a percentage of net assets)

United States Treasury Bond, 2.000%, 02/15/25	10.0%
United States Treasury Note, 1.375%, 03/31/20	4.1%
Austria Government Bond, 1.650%, 10/21/24	3.2%
Bundesobligation, 0.040%, 04/17/20	2.2%
United Kingdom Gilt, 3.500%, 01/22/45	1.5%
Fannie Mae, 4.500%, 05/01/44	1.5%
Fannie Mae, 0.400%, 02/25/39	1.4%
United States Treasury Note, 1.750%, 03/31/22	1.3%
Freddie Mac Series 4194 GI, 4.000%, 04/15/43	1.2%
Spain Government Bond, 2.750%, 10/31/24	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Since helping to pull the economy out from the wreckage of the financial crisis, the Federal Reserve Board (“Fed”) has taken great pains to clearly telegraph its intentions so as not to catch jumpy markets off guard. Even when opting against specific dates to describe its policy trajectory, the central bank has employed an assortment of investor-soothing phrases; for example, since the December 2014 end of its third salvo of quantitative easing, the Fed has maintained that it would be “patient” in raising interest rates. As the lift-off date for the Fed rate hike cycle appears to be pushed out a bit, other central banks have grown even more accommodative in an effort to boost their lagging economies and moribund inflation. India, China, South Korea, Thailand, Denmark, Hungary, Israel, Poland and Russia were among those to cut key rates this year. The ECB, meanwhile, launched its long-awaited bond-buying program in March.

We believe the Fed will likely wait until late this year or perhaps 2016 before introducing a fed funds rate hike. The markets reflect a small amount of hike embedded in the forward rates. We expect the level and slope of the yield curve to remain stable until the Fed gives a clearer message about rate normalization.

With the ECB buying €60 billion of bonds per month, we believe interest rates in the euro zone will continue to be driven by liquidity and supply-demand factors. ECB purchases could drive the nominal yield on 30-year German bunds below zero. A shift in ECB focus to the periphery would be positive for issues from these countries, while signs of premature tapering could push the market the other way.

The conflict between central banks’ policy outlook and the direction of economic data has kept developed market currency rates fairly directionless versus the dollar since Fed Chair Janet Yellen’s mid-March press conference. We think the greenback is at or near its short-term peak against developed market currencies. Further decline in crude oil prices or an increase in the fed funds rate could trigger another dollar rally, but, in our view, neither is likely within the next couple of months.

In terms of asset allocation, the Fund has reduced its overweight to selected credit sectors, including certain high yield corporates. While our outlook for corporate spreads remains positive, we believe the risk profile of the sector is somewhat less benign than it was earlier in the cycle. With relatively low economic growth, increased volatility in commodity prices and the business cycle now more mature, we believe it is prudent to moderate our asset allocation stance.

*	Effective January 1, 2015, Mustafa Chowdhury was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

6

Portfolio Managers’ Report	Voya Global Perspectives Fund

Target Allocations as of April 30, 2015 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%

Portfolio holdings are subject to change daily.

Voya Global Perspectives Fund (“Global Perspectives” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities; approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.77% compared to the 4.16% return of the S&P Target Risk Growth Index and the 3.55% return of the Fund’s composite index (“Composite Index”).

Portfolio Specifics: While the end months of 2014 were dominated by low oil prices, speculation about rising interest rates and geopolitical risks — fundamentals signaling good news for the U.S. economy remained strong.

The first quarter of 2015 experienced significant global central bank stimulus. The European Central Bank (“ECB”) finally initiated its quantitative easing plan and the U.S. Federal Reserve’s anticipated rate-hike path appeared to grow more benign. The rising U.S. dollar and collapsing energy prices took a toll on many of the mega-capitalization companies in domestic large-cap indices such as the Dow Jones Industrial Average and the S&P 500®. Meanwhile, smaller-cap domestic equity markets surged, as did Europe, China, Japan and select emerging markets. Europe, for example, was fueled by the 20% drop in the euro/U.S. dollar exchange rate, which instantly boosted the global competitiveness of the region’s manufacturers and raised forecasts for 2015 gross domestic product growth.

Central bank activity also sent bond prices and returns skyward, resulting in low-to-negative real yields in the United States and Europe, to the delight of business and consumer borrowers. However, the start of the second quarter of 2015 witnessed a reversal in the yield trend based on projections for more robust growth.

Despite the handwringing over the pronounced movements in currency and energy markets during the first four months of 2015, we believe the trends are suggestive of simple normalization. Currency-exchange activity has pushed the dollar toward its pre-2001 average while moving the euro closer to its level at its 1999 issuance. Oil prices are sharply off the high levels we’ve grown accustomed to in recent years, but are still trading above their 30-year average.

Normalization is not being welcomed in all corners; both corporate profits and certain national economies have felt an immediate, detrimental impact from currency and energy trends. Those who stand to benefit from these new levels, on the other hand, are seeing a slower transmission of the spoils, a timing mismatch we believe is likely to show up in first quarter corporate profits.

Meanwhile, the trend toward broad normalization has bypassed interest rates, inflation and volatility, all of which remain near historical lows as investors continue to brace for a long awaited uptick that never seems to happen.

For the reporting period, the Fund underperformed its benchmark, the S&P Target Risk Growth Index, but still performed positively. The Fund underperformed primarily due to adverse asset class selection and secondarily due to the adverse performance of some Underlying Funds.

The Fund’s relative equity performance was negative primarily due to selection in the Voya Emerging Markets Equity Fund and the Voya Global Real Estate Fund and a higher allocation to these lagging asset classes. This was somewhat offset by positive relative performance and a higher allocation to this outperforming asset class in the Voya MidCap Opportunities Fund.

Fixed income assets in the Fund underperformed the benchmark, primarily impacted by the Voya Global Bond Fund representing an asset class which suffered a negative return during the period. The poor performance was somewhat offset by positive relative performance in the Voya Intermediate Bond Fund.

The Fund’s positioning was at our base allocation, fully invested consistent with the Global Perspectives Fund’s positive tactical signal. A defensive allocation will be implemented when the Global Perspectives Fund’s tactical signal, based on earnings growth, is negative. At the base allocation, each Underlying Fund is approximately equally weighted within the broad globally diversified portfolio of equity and fixed income securities.

Current Outlook and Strategy: The global economy continued its growth trajectory throughout the period, supported by accommodative global central banks, notably the ECB, which we believe offset some of the worst effects from collapsing oil prices and a surging U.S. dollar. As the U.S. Federal Reserve follows a different course, tighter policy in the U.S. and rampant easy money globally may be a game changer for asset allocation strategies. It is already apparent that, so far in 2015, global diversification has been outperforming U.S. domestic investing. Broad global diversification consistent with the prevailing corporate earnings growth environment continues to be the Fund’s strategy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

7

Voya Global Value Advantage Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

United States	45.7%
Japan	8.8%
Netherlands	7.4%
France	5.8%
Switzerland	4.9%
China	4.6%
Germany	3.7%
United Kingdom	3.7%
Australia	3.0%
Taiwan	1.5%
Countries between 0.6% – 1.4%^	8.9%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments.

^ Includes 8 countries, which each represents 0.6% – 1.4% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Value Advantage Fund* (“Global Value Advantage” or the “Fund”) seeks long-term capital growth and current income. The Fund is managed by Martin Jansen, Christopher F. Corapi, James Ying, CFA, Vincent Costa, CFA, and David Rabinowitz, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.**

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.44% compared to the MSCI ACW IndexSM (“MSCI ACWI”) which returned 4.97% for the same period.

Portfolio Specifics: During the first month of the reporting period, the Fund was managed according to its former international value mandate. Effective December 1, 2014, the Fund transitioned into the Voya Global Value Advantage Fund. At that time, the investment strategy and portfolio management team changed in accordance with the updated prospectus. As a result, there were changes in the Fund’s holdings which may have tax implications for shareholders. For the reporting period, and under the new mandate, the Fund outperformed the MSCI ACWI due to strong stock selection. Stock selection within the financial, industrials and consumer discretionary sectors contributed the most to relative performance, while unfavorable stock selection within the utilities and energy sectors detracted from results. Also, the Fund’s cash position detracted from relative results.

Among the top individual contributors to performance were China Railway Construction Corporation Limited, Shionogi & Co., Ltd. and Renault SA. Within the industrials sector, our overweight position in China Railway Construction Corporation Ltd. benefited from an expected railway expansion throughout Asia in the coming quarters, like the Moscow-Kazan high-speed collaboration. Our overweight position in Shionogi & Co., a pharmaceutical company headquartered in Japan, contributed positively to performance for the period. Outperformance was driven by the company’s research and development pipeline success as seen in a new product launch combined with cost cutting and increasing shareholder returns. Our overweight position in Renault SA, a French manufacturer of motor vehicles, rose in the wake of much stronger than expected car sales in Europe, where it is gaining market share.

Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)

Apple, Inc.	3.0%
Microsoft Corp.	2.7%
Toyota Motor Corp.	2.2%
Total S.A.	2.0%
Novartis AG	1.9%
Pfizer, Inc.	1.8%
Roche Holding AG – Genusschein	1.8%
Wells Fargo & Co.	1.7%
Schlumberger Ltd.	1.7%
JPMorgan Chase & Co.	1.7%

Portfolio holdings are subject to change daily.

Among the largest individual detractors from performance were Royal DSM NV, Southern Company and Microsoft Corporation. Shares of Royal DSM NV, a manufacturer of nutritional and pharmaceutical ingredients and industrial chemicals headquartered in the Netherlands, underperformed following the decision of the Swiss National Bank to remove pegging relative to the euro given the company’s significant cost base in Switzerland. Within the utilities sector, shares of Southern Company underperformed. Although the company’s fourth quarter 2014 earnings were on target, investors drove shares lower due to the construction overhang for both its Kemper and Vogtle projects. Our overweight position in Microsoft detracted from performance. The company provided disappointing guidance for the upcoming quarter due in part to currency exchange (FX) headwinds, but largely driven by weakness in its Windows operating system following the phasing out of Windows XP; weakness in Japan, China and Russia; and weak transactional revenues from its Office suite as the business shifts more to subscription.

Current Strategy and Outlook: We continue to see what we believe to be attractive valuations in companies in a variety of sectors and regions. Going forward, we believe that high quality, high dividend paying global equities will continue to be in demand by investors searching for income and for funds with good downside capture, such as the Voya Global Value strategy has sought to provide. At the end of the reporting period, the Fund was overweight the industrial, consumer discretionary and telecommunication services sectors; and underweight the information technology, financial and materials sectors.

*	Prior to December 1, 2014, Global Value Advantage was known as “Voya International Value Equity Fund.”

**	On September 12, 2014, the Fund’s Board of Trustees approved a change with respect to the Fund’s name, investment objective, principal investment strategies, benchmark and portfolio management team. These changes became effective on December 1, 2014.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

8

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

Japan	26.7%
United Kingdom	15.8%
Germany	7.7%
Canada	6.6%
Italy	5.1%
France	5.0%
Switzerland	4.3%
Australia	4.3%
South Korea	2.9%
Sweden	2.2%
Countries between 0.0% – 1.8%^	18.1%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

* Includes short-term investments.

^ Includes 35 countries, which each represents 0.0% – 1.8% of net assets.

Portfolio holdings are subject to change daily.

Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP. (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).* Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, all Portfolio Managers of the Sleeve that is managed by Acadian**; Daniel B. LeVan, CFA, Senior Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.41% compared to the S&P Developed ex-US SmallCap Index and the MSCI EAFE® Small Cap Index, which returned 9.78% and 10.08%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve — The Sleeve underperformed the S&P Developed ex-US SmallCap Index by approximately 311 basis points (3.11%) for the six-month period ended April 30, 2015, as losses from stock selection were deepened by value lost from country allocations. With regard to stock selection, key sources of negative active return included positions in the U.K., Korea, and France. Top detractors within these markets were U.K.-based construction firm Interserve, Korean semiconductor maker MagnaChip Semiconductor, and French video game developer Ubisoft. Stock selection proved more successful in Canada, Australia, and Germany, driven by investments in Canadian diamond producer Dominion Diamond, Australian beauty and health retail company Australian Pharmaceutical Industries, and German real estate company Patrizia Immoblien. With respect to country allocations, key sources of value lost included an overweight position in Canada, an underweight position in Korea, and an opportunistic exposure to India. Underweight positions in Australia and Spain helped to mitigate losses, as did an opportunistic exposure to South Africa. Sector allocations yielded negative results, largely due to our overweight position in the energy sector and underweight position in the financials sector.

Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)

Mondi PLC	0.9%
Yuasa Trading Co., Ltd.	0.8%
Kanematsu Corp.	0.7%
Jungheinrich AG	0.7%
Draegerwerk AG & Co. KGaA	0.7%
Keller Group PLC	0.7%
Patrizia Immobilien AG	0.7%
UbiSoft Entertainment	0.7%
Zenkoku Hosho Co. Ltd.	0.6%
Forbo Holding AG	0.6%

Portfolio holdings are subject to change daily.

Victory Capital Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index by approximately 91 basis points (0.91%) for the two-month period ended April 30, 2015. International Small Cap markets continue to be supported by accommodative policy in several parts of the world and an improving outlook for corporate profits. Hong Kong was the best performing market during the period. Stocks in Hong Kong rallied after mainland authorities made it easier for domestic Chinese investors to purchase Hong Kong listed stocks using a cross-border bourse link. South Korea markets also performed strongly as the economy’s economic growth exceeded expectations in the first quarter, boosted by increases in construction and consumer spending.

All ten sectors finished in positive territory for the period. Energy stocks rebounded and were by far the best performers as the price of Brent oil rose over 4%. Materials were the laggards but still managed a positive return during the period.

Overall security selection was positive and accounted for all of the strategy’s relative outperformance. Excess returns were generated in four of the five regions and seven of the ten economic sectors. Within consumer discretionary, Man Wah, the Hong Kong based furniture manufacturer rose significantly, reflecting optimism for strong sofa sales in the US and China. Relative performance in technology was boosted by PAX Global, the Hong Kong based leader in point of sale terminals. PAX Global rose on enthusiasm for further volume growth in Latin American and Chinese markets.

9

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

On the downside, performance in telecommunication services detracted from relative performance, hurt in particular by a position in Belgian mobile service provider Mobistar SA. Shares of Mobistar fell during the period following the announced merger between two competitors, Telenet and Base. Telenet will no longer need to use Mobistar’s network to resell mobile service to its customers following the deal.

Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index by approximately 105 basis points (1.05%) for the six-month period ended April 30, 2015.

Positive security selection within the industrials, information technology, and utilities sectors contributed to the Sleeve’s relative performance. This was partially offset by negative selection within the consumer discretionary, financials, and energy sectors. Sector allocation, a result of the bottom-up stock selection process, contributed modestly to relative results. From a regional perspective, strong stock selection in Europe ex. UK and UK, coupled with an underweight allocation to Pacific Developed ex Japan, which underperformed, were the primary drivers of relative outperformance. This was partially offset by negative security selection in Japan and an overweight allocation to Emerging Markets.

Top individual contributors to relative performance during the period included Switzerland-based airline catering and logistical services company Gategroup, Italian asset management service provider Anima, and Japan-based health care company Asahi Intecc. Top detractors from relative performance included Japanese steel company Yamato Kogyo, Japan-based Zuiko, a leading supplier in diaper making machinery, and Brazil-based white and electronic goods retailer Magazine Luiza.

Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which regions and industries are most attractive. We currently are overweighting Japan, Canada, and Germany. We also maintain opportunistic exposures to several emerging markets, including India, South Africa, Taiwan, and Thailand. We are underweighting the U.K., Switzerland, Australia, France, Korea, Spain, and Sweden. At the sector level, we are currently emphasizing information technology and industrials, and are underweight financials, consumer discretionary, and consumer staples.

Victory Capital Sleeve — We believe that central bank policy continues to have the biggest impact on global markets and we expect this to continue in the near term. We also believe that the U.S. Dollar’s strength relative to other major currencies will continue to have an impact on corporate profits and commodity prices. Weaker local currencies relative to the U.S. Dollar will allow foreign companies to compete better with U.S multi nationals. While pockets of geopolitical volatility will undoubtedly arise, the most recent conflicts in Syria and Yemen have thus far had little to no effect on equity markets. On the corporate side, merger and acquisition activity has been robust as several large deals have been announced this year across several sectors. We believe further acquisition momentum could serve as a catalyst for global equity prices as companies take advantage of low interest rates, improving employment numbers and significant cash. We are confident in our ability to select companies that we believe could report positive earnings surprises. We will remain focused on stock selection while adhering to our strict country and sector risk controls.

Wellington Sleeve — Our investment process prioritizes intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside protection and overall performance over time.

The Sleeve ended the period most overweight industrials, health care, and materials and most underweight the information technology, consumer staples, and consumer discretionary sectors. Regionally, the Sleeve ended the period most overweight Japan and Emerging Markets, while most underweight Pacific Developed ex Japan and UK.

*	On January 22, 2015, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-advisers, adding Victory Capital as an additional Sub-Adviser to the Fund, along with a change to the Fund’s principal investment strategies. Beginning February 17, 2015, through the close of business on February 27, 2015, the Fund was in a transition period during which time the transition manager sold a portion of the assets managed by Acadian and Wellington. Effective March 2, 2015, Victory Capital was added as a Sub-Adviser to the Fund.

**	Effective, March 26, 2015, Constantine Papageorgiou was removed as a portfolio manager and Brendan O. Bradley was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

10

Portfolio Managers’ Report	Voya Russia Fund

Sector Diversification as of April 30, 2015 (as a percentage of net assets)

Energy	40.1%
Materials	17.8%
Consumer Staples	11.5%
Financials	11.2%
Information Technology	7.7%
Telecommunication Services	4.4%
Assets in Excess of Other Liabilities*	7.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation.* The Fund is managed by Renat Nadyukov and Nathan Griffiths, Portfolio Managers, of NNIP Advisors B.V. — the Sub-Adviser.**

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.47% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned -4.49% and -2.36%, respectively, for the same period.

Portfolio Specifics: The Russian equity market witnessed increased volatility over the reporting period. A combination of weak oil prices and Western sanctions pushed the Russian economy into a recession. The military escalation in Eastern Ukraine and unprecedented decline in the value of the Russian ruble versus the U.S. dollar initially caused a broad market sell-off. This was followed by a market reversal in the beginning of 2015, after the signing of the Minsk Agreements and successful measures taken by the Central Bank of Russia to stabilize the currency.

For the reporting period, the Fund outperformed the RTS benchmark. The Fund outperformed the MSCI Russia 10/40 Index before the deduction of fees and expenses, but underperformed net of fees during the reporting period. Fund results were driven by sector allocation, particularly by contributions from the Fund’s underweights in the telecommunications services and utilities sectors. By contrast, the Fund’s underweight allocation to the financial sector detracted from performance. Stock selection in the financial and consumer staples sectors detracted from results, while the Fund benefited from stock selection in the materials and energy sectors. The Fund maintained an allocation to cash, which, on balance, detracted from results during this volatile period.

The Fund continued to invest in companies that we believed were well-positioned to benefit from stable demand for Russian exports and good standards of corporate governance. We held a preference for exporters, which we believed would benefit from a weaker ruble and limited exposure to domestic, consumption-driven companies during the reporting period.

The top three stock contributors to relative performance were Rostelecom (telecommunications, underweight), Surgutneftegaz (energy, overweight) and Rushydro JSC (utilities, underweight). The bottom three stock detractors from relative performance were VTB Bank JSC (financials, underweight), Magnit PJSC (consumer staples, overweight) and Gazprom Neft (energy, overweight).

Top Ten Holdings as of April 30, 2015* (as a percentage of net assets)

Lukoil OAO ADR	13.4%
Surgutneftegas OJSC	10.1%
Magnit OAO	7.9%
Alrosa AO	6.5%
Moscow Exchange MICEX-RTS OAO	4.8%
Sberbank of Russia ADR	4.8%
Gazprom OAO ADR	4.7%
Tatneft-Rfd 3 series	4.5%
MMC Norilsk Nickel ADR	4.4%
MegaFon OAO GDR	3.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Outlook and Strategy: Our base case scenario remains that Russia is likely to limit its future involvement in Eastern Ukraine and maintain the current frozen nature of the conflict. Nevertheless, we remain skeptical about swift removal of Western sanctions in the near future. We continue to see weak domestic demand and downside risks to economic growth given current oil prices and unresolved geopolitical tensions in 2015. We believe that, in the current environment, future oil prices form the single most important forward-looking indicator for the Russian economy.

While higher oil prices will be clearly beneficial to future economic development of the country, we do not believe that the Russian government can rely on rising oil prices alone to generate sustainable economic growth and increase standards of living for a majority of its population. In the absence of spending cuts and alternative sources of economic growth, we do not believe that the Russian budget can sustain recent levels of domestic consumption and social spending in the future.

It’s our opinion that the Russian government has chosen to maintain the status quo and avoid introduction of economic and fiscal reforms in the anticipation of the future oil price recovery. There is no evidence of a fiscal policy adjustment to permanently lower oil prices. Positive trade balance and considerable hard currency reserves make this choice possible but hardly encouraging for new sources of future economic growth. It’s possible that Russian leadership will struggle to identify what this new model of economic development should be and whether it has adequate resources to implement it. Without having a clear direction, it could be better to stand still for a moment. However, we believe that the duration of this reflective moment and probability of future economic reforms are inversely correlated with future oil prices.

*	Prior to February 10, 2015, the Fund’s investment objective was to seek long-term capital appreciation through investment primarily in equity securities of Russian companies, and the investment objective was fundamental.

**	Prior to April 7, 2015, NNIP Advisors B.V. was formerly known as ING Investment Management Advisors B.V.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

11

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,013.60	1.14%	$5.69	$1,000.00	$1,019.14	1.14%	$5.71
Class C	1,000.00	1,010.80	1.89	9.42	1,000.00	1,015.42	1.89	9.44
Class I	1,000.00	1,016.00	0.84	4.20	1,000.00	1,020.63	0.84	4.21
Class W	1,000.00	1,015.70	0.89	4.45	1,000.00	1,020.38	0.89	4.46
Voya Diversified International Fund**
Class A	$1,000.00	$1,048.50	0.49%	$2.49	$1,000.00	$1,022.36	0.49%	$2.46
Class B	1,000.00	1,044.60	1.24	6.29	1,000.00	1,018.65	1.24	6.21
Class C	1,000.00	1,044.70	1.24	6.29	1,000.00	1,018.65	1.24	6.21
Class I	1,000.00	1,049.60	0.24	1.22	1,000.00	1,023.60	0.24	1.20
Class O	1,000.00	1,048.10	0.49	2.49	1,000.00	1,022.36	0.49	2.46
Class R	1,000.00	1,047.90	0.74	3.76	1,000.00	1,021.12	0.74	3.71
Class W	1,000.00	1,050.20	0.24	1.22	1,000.00	1,023.60	0.24	1.20

12

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*
Voya Global Bond Fund
Class A	$1,000.00	$981.40	0.90%	$4.42	$1,000.00	$1,020.33	0.90%	$4.51
Class B	1,000.00	978.40	1.65	8.09	1,000.00	1,016.61	1.65	8.25
Class C	1,000.00	977.60	1.65	8.09	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	982.80	0.62	3.05	1,000.00	1,021.72	0.62	3.11
Class O	1,000.00	981.10	0.90	4.42	1,000.00	1,020.33	0.90	4.51
Class R	1,000.00	980.50	1.15	5.65	1,000.00	1,019.09	1.15	5.76
Class R6	1,000.00	983.00	0.59	2.90	1,000.00	1,021.87	0.59	2.96
Class W	1,000.00	983.30	0.65	3.20	1,000.00	1,021.57	0.65	3.26
Voya Global Perspective Fund**
Class A	$1,000.00	$1,027.70	0.45%	$2.26	$1,000.00	$1,022.56	0.45%	$2.26
Class C	1,000.00	1,024.80	1.20	6.02	1,000.00	1,018.84	1.20	6.01
Class I	1,000.00	1,029.10	0.20	1.01	1,000.00	1,023.80	0.20	1.00
Class R	1,000.00	1,026.20	0.70	3.52	1,000.00	1,021.32	0.70	3.51
Class W	1,000.00	1,029.00	0.20	1.01	1,000.00	1,023.80	0.20	1.00
Voya Global Value Advantage Fund
Class A	$1,000.00	$1,054.40	1.35%	$6.88	$1,000.00	$1,018.10	1.35%	$6.76
Class B	1,000.00	1,050.30	2.10	10.68	1,000.00	1,014.38	2.10	10.49
Class C	1,000.00	1,050.20	2.10	10.68	1,000.00	1,014.38	2.10	10.49
Class I	1,000.00	1,055.60	1.10	5.61	1,000.00	1,019.34	1.10	5.51
Class W	1,000.00	1,055.70	1.10	5.61	1,000.00	1,019.34	1.10	5.51
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,074.10	1.71%	$8.79	$1,000.00	$1,016.31	1.71%	$8.55
Class B	1,000.00	1,070.40	2.36	12.11	1,000.00	1,013.09	2.36	11.78
Class C	1,000.00	1,070.50	2.36	12.12	1,000.00	1,013.09	2.36	11.78
Class I	1,000.00	1,076.30	1.25	6.44	1,000.00	1,018.60	1.25	6.26
Class O	1,000.00	1,074.60	1.61	8.28	1,000.00	1,016.81	1.61	8.05
Class W	1,000.00	1,075.80	1.36	7.00	1,000.00	1,018.05	1.36	6.80
Voya Russia Fund
Class A	$1,000.00	$975.30	2.04%	$9.99	$1,000.00	$1,014.68	2.04%	$10.19
Class I	1,000.00	977.20	1.77	8.68	1,000.00	1,016.02	1.77	8.85
Class W	1,000.00	976.80	1.79	8.77	1,000.00	1,015.92	1.79	8.95

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

13

Statements of Assets and Liabilities as of April 30, 2015 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
ASSETS:
Investments in securities at fair value*	$—	$—	$490,487,585	$—
Investments in affiliated underlying funds at fair value**	1,121,302	54,823,615	—	37,729,386
Investments in unaffiliated underlying funds at fair value***	—	8,519,931	—	—
Short-term investments at fair value****	—	—	7,893,000	—
Total investments at fair value	$1,121,302	$63,343,546	$498,380,585	$37,729,386
Cash	—	88,367	—	7,415
Cash collateral for futures	—	—	4,521,129	—
Cash pledged for centrally cleared swaps (Note 2)	20,000	—	4,792,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	7,950,000	—
Receivables:
Investment in affiliated underlying funds sold	—	187,520	—	—
Investment securities sold	—	—	1,470,946	—
Investment securities sold on a delayed-delivery or when-issued basis	—	—	19,689,134	—
Fund shares sold	—	64,149	1,256,102	272,404
Dividends	—	—	852	25,190
Interest	—	—	3,693,486	—
Unrealized appreciation on forward foreign currency contracts	574	—	11,407,310	—
Variation margin receivable on centrally cleared swaps	—	—	1,771,052	—
Prepaid expenses	30,080	44,893	65,024	40,165
Reimbursement due from manager	63	14,611	10,206	11,720
Other assets	—	4,986	7,679	88
Total assets	1,172,019	63,748,072	555,015,505	38,086,368
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	—	297,417
Payable for investment securities purchased	—	—	4,449,671	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	41,356,389	—
Payable for fund shares redeemed	—	361,655	840,182	5,300
Payable for foreign cash collateral for futures*****	—	—	1,110,101	—
Unrealized depreciation on forward foreign currency contracts	2,274	—	11,938,684	—
Variation margin payable on centrally cleared swaps	47	—	1,700,581	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	1,614,000	—
Payable for investment management fees	626	4,016	157,790	3,064
Payable to investment adviser (Note 8)	59,589	—	—	—
Payable for administrative fees	89	5,239	39,447	3,064
Payable for distribution and shareholder service fees	16	25,435	45,150	13,068
Payable to custodian due to bank overdraft	5,609	—	1,119	—
Payable to custodian due to foreign currency overdraft******	—	—	38,272	—
Payable to trustees under the deferred compensation plan (Note 7)	—	4,986	7,679	88
Payable for trustee fees	5	319	2,507	171
Other accrued expenses and liabilities	10,152	94,272	218,406	13,550
Written options, at fair value^	—	—	8,473,218	—
Total liabilities	78,407	495,922	71,993,196	335,722
NET ASSETS	$1,093,612	$63,252,150	$483,022,309	$37,750,646
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,140,027	$207,461,009	$486,573,699	$36,656,588
Undistributed (distributions in excess of) net investment income	2,007	(1,391,184)	19,082,580	(225,800)
Accumulated net realized gain (loss)	(50,256)	(152,005,735)	(25,758,277)	1,357,956
Net unrealized appreciation (depreciation)	1,834	9,188,060	3,124,307	(38,098)
NET ASSETS	$1,093,612	$63,252,150	$483,022,309	$37,750,646

* Cost of investments in securities	$—	$—	$482,934,493	$—
** Cost of investments in affiliated underlying funds	$1,118,489	$45,957,935	$—	$37,767,484
*** Cost of investments in unaffiliated underlying funds	$—	$8,197,551	$—	$—
**** Cost of short-term investments	$—	$—	$7,893,000	$—
***** Cost of payable for foreign cash collateral for futures	$—	$—	$1,110,101	$—
****** Cost of foreign currency overdraft	$—	$—	$54,783	$—
^ Premiums received on written options	$—	$—	$8,570,778	$—

See Accompanying Notes to Financial Statements

14

Statements of Assets and Liabilities as of April 30, 2015 (Unaudited) (continued)

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund	Voya Global Bond Fund		Voya Global Perspectives Fund
Class A
Net assets	$38,677		$31,723,180	$69,680,122		$9,159,809
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	4,080		3,015,038	6,730,609		828,973
Net asset value and redemption price per share†	$9.48		$10.52	$10.35		$11.05
Maximum offering price per share (5.75%)(1)	$9.72	(2)	$11.16	$10.98	(2)	$11.72
Class B
Net assets	n/a		$2,650,526	$218,122		n/a
Shares authorized	n/a		unlimited	unlimited		n/a
Par value	n/a		$—	$—		n/a
Shares outstanding	n/a		252,445	21,288		n/a
Net asset value and redemption price per share†	n/a		$10.50	$10.25		n/a
Class C
Net assets	$10,018		$18,780,158	$34,804,722		$4,375,205
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	1,066		1,798,618	3,382,638		399,705
Net asset value and redemption price per share†	$9.40		$10.44	$10.29		$10.95
Class I
Net assets	$1,041,766		$4,514,841	$128,752,008		$317,872
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	109,563		429,896	12,482,766		28,699
Net asset value and redemption price per share	$9.51		$10.50	$10.31		$11.08
Class O
Net assets	n/a		$4,878,068	$2,716,067		n/a
Shares authorized	n/a		unlimited	unlimited		n/a
Par value	n/a		$—	$—		n/a
Shares outstanding	n/a		468,416	267,749		n/a
Net asset value and redemption price per share	n/a		$10.41	$10.14		n/a
Class R
Net assets	n/a		$85,506	$2,888,624		$19,974,866
Shares authorized	n/a		unlimited	unlimited		unlimited
Par value	n/a		$—	$—		$—
Shares outstanding	n/a		8,248	279,665		1,812,598
Net asset value and redemption price per share	n/a		$10.37	$10.33		$11.02
Class R6
Net assets	n/a		n/a	$204,104,711		n/a
Shares authorized	n/a		n/a	unlimited		n/a
Par value	n/a		n/a	$—		n/a
Shares outstanding	n/a		n/a	19,718,981		n/a
Net asset value and redemption price per share	n/a		n/a	$10.35		n/a
Class W
Net assets	$3,151		$619,871	$39,857,933		$3,922,894
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	331		59,220	3,931,854		353,838
Net asset value and redemption price per share	$9.51		$10.47	$10.14		$11.09

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†      Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

15

Statements of Assets and Liabilities as of April 30, 2015 (Unaudited)

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$326,809,634	$255,038,892	$93,190,418
Short-term investments at fair value**	4,393,000	7,373,382	6,856,647
Total investments at fair value	$331,202,634	$262,412,274	$100,047,065
Cash	36,215	—	1,722,738
Foreign currencies at value***	1,176,229	864,540	457
Receivables:
Investment in affiliated underlying funds sold	—	1,504,193	—
Investment securities sold	74,751	—	290,793
Fund shares sold	102,989	222,291	88,749
Dividends	598,049	1,089,499	116,736
Interest	—	5,948	—
Foreign tax reclaims	1,224,965	254,168	—
Prepaid expenses	39,925	38,218	20,319
Reimbursement due from manager	44,975	3,223	16,465
Other assets	51,704	10,294	9,400
Total assets	334,552,436	266,404,648	102,312,722
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	798,064	—
Payable for fund shares redeemed	461,644	779,382	118,190
Payable upon receipt of securities loaned	—	6,162,914	883,665
Payable for pre-funded securities lending collateral	—	—	429,300
Payable for investment management fees	248,072	204,908	108,329
Payable for administrative fees	27,563	21,016	8,159
Payable for distribution and shareholder service fees	127,983	37,404	19,621
Payable to custodian due to bank overdraft	—	378	—
Payable to trustees under the deferred compensation plan (Note 7)	51,704	10,294	9,400
Payable for trustee fees	1,675	1,245	458
Other accrued expenses and liabilities	104,861	277,396	220,445
Total liabilities	1,023,502	8,293,001	1,797,567
NET ASSETS	$333,528,934	$258,111,647	$100,515,155
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,288,001,088	$450,425,291	$171,674,562
Undistributed (distributions in excess of) net investment income	1,400,690	112,107	(1,520,893)
Accumulated net realized loss	(982,348,493)	(213,857,336)	(84,530,586)
Net unrealized appreciation	26,475,649	21,431,585	14,892,072
NET ASSETS	$333,528,934	$258,111,647	$100,515,155

+ Including securities loaned at value	$—	$5,794,961	$849,277
* Cost of investments in securities	$300,283,807	$233,569,389	$78,298,248
** Cost of short-term investments	$4,393,000	$7,373,382	$6,856,647
*** Cost of foreign currencies	$1,123,071	$875,018	$554

See Accompanying Notes to Financial Statements

16

Statements of Assets and Liabilities as of April 30, 2015 (Unaudited) (continued)

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$179,682,977	$69,817,469	$96,287,603
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	5,566,998	1,399,545	3,734,033
Net asset value and redemption price per share†	$32.28	$49.89	$25.79
Maximum offering price per share (5.75%)(1)	$34.25	$52.93	$27.36
Class B
Net assets	$1,948,221	$766,034	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	55,762	14,438	n/a
Net asset value and redemption price per share†	$34.94	$53.06	n/a
Class C
Net assets	$107,967,503	$19,946,578	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	3,595,198	430,278	n/a
Net asset value and redemption price per share†	$30.03	$46.36	n/a
Class I
Net assets	$40,415,176	$114,078,528	$3,994,506
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,240,368	2,290,547	153,901
Net asset value and redemption price per share	$32.58	$49.80	$25.96
Class O
Net assets	n/a	$2,828,019	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	57,377	n/a
Net asset value and redemption price per share	n/a	$49.29	n/a
Class Q
Net assets	n/a	n/a	n/a
Shares authorized	n/a	n/a	n/a
Par value	n/a	n/a	n/a
Shares outstanding	n/a	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	n/a
Class W
Net assets	$3,515,057	$50,675,019	$233,046
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	107,969	848,931	9,033
Net asset value and redemption price per share	$32.56	$59.69	$25.80

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS for the six months ended April 30, 2015 (Unaudited)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$23,871	$911,828	$—	$359,823
Dividends from unaffiliated underlying funds	—	99,631	—	—
Dividends	—	—	2,308	—
Interest, net of foreign taxes withheld*	—	—	9,066,394	—
Total investment income	23,871	1,011,459	9,068,702	359,823
EXPENSES:
Investment management fees	3,701	13,561	994,534	16,955
Distribution and shareholder service fees:
Class A	44	39,331	94,588	10,749
Class B	—	15,396	1,501	—
Class C	46	94,196	191,142	19,519
Class O	—	6,009	3,541	—
Class R	—	203	5,035	43,426
Transfer agent fees:
Class A	25	32,610	55,268	1,566
Class B	—	3,183	219	—
Class C	6	19,519	27,921	718
Class I	55	2,945	18,200	154
Class O	—	4,984	2,070	—
Class R	—	85	1,471	3,220
Class R6	—	—	181	—
Class W	2	583	25,958	657
Administrative service fees	529	31,660	248,631	16,955
Shareholder reporting expense	181	5,430	29,050	1,078
Registration fees	37,433	43,324	53,910	34,419
Professional fees	380	9,829	52,855	8,119
Custody and accounting expense	181	8,572	66,373	1,565
Trustee fees	16	958	7,521	513
Miscellaneous expense	170	4,441	10,115	2,884
Interest expense	—	125	4,080	—
Total expenses	42,769	336,944	1,894,164	162,497
Net waived and reimbursed fees	(38,220)	(105,353)	(64,907)	(54,835)
Net expenses	4,549	231,591	1,829,257	107,662
Net investment income	19,322	779,868	7,239,445	252,161
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	—	(7,339,823)	—
Capital gain distributions from affiliated underlying funds	—	3,297,331	—	1,448,486
Sale of affiliated underlying funds	(14,161)	523,550	—	(77,389)
Sale of unaffiliated underlying funds	—	(31,913)	—	—
Foreign currency related transactions	22,155	—	(20,517,932)	—
Futures	—	—	(982,771)	—
Swaps	443	—	(1,268,811)	—
Written options	—	—	6,049,037	—
Net realized gain (loss)	8,437	3,788,968	(24,060,300)	1,371,097
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	(2,193,250)	—
Affiliated underlying funds	(2,859)	(2,101,596)	—	(676,593)
Unaffiliated underlying funds	—	365,707	—	—
Foreign currency related transactions	(8,901)	—	11,841,485	—
Futures	—	—	2,540,459	—
Swaps	616	—	(6,867,875)	—
Written options	—	—	1,556,013	—
Net change in unrealized appreciation (depreciation)	(11,144)	(1,735,889)	6,876,832	(676,593)
Net realized and unrealized gain (loss)	(2,707)	2,053,079	(17,183,468)	694,504
Increase (decrease) in net assets resulting from operations	$16,615	$2,832,947	$(9,944,023)	$946,665
* Foreign taxes withheld	$—	$—	$215	$—

See Accompanying Notes to Financial Statements

18

STATEMENTS OF OPERATIONS for the six months ended April 30, 2015 (Unaudited)

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$—	$2,335,160	$—
Dividends, net of foreign taxes withheld*	4,212,797	—	1,171,511
Interest	—	6,245	—
Securities lending income, net	3,840	29,234	4,105
Total investment income	4,216,637	2,370,639	1,175,616

EXPENSES:
Investment management fees	1,495,092	1,235,303	568,343
Distribution and shareholder service fees:
Class A	223,041	117,789	109,215
Class B	10,493	4,139	—
Class C	536,193	94,970	—
Class O	—	3,359	—
Transfer agent fees:
Class A	126,765	38,354	82,020
Class B	1,491	471	—
Class C	76,185	10,823	—
Class I	25,949	12,097	2,304
Class O	—	1,532	—
Class W	2,352	26,212	129
Administrative service fees	166,120	123,529	45,343
Shareholder reporting expense	34,402	13,780	4,042
Registration fees	29,893	39,544	23,746
Professional fees	35,800	43,567	16,226
Custody and accounting expense	67,673	125,460	104,742
Trustee fees	5,025	3,737	1,375
Miscellaneous expense	10,101	6,233	4,179
Interest expense	1,061	19	—
Total expenses	2,847,636	1,900,918	961,664
Net waived and reimbursed fees	(248,735)	(60,117)	(40,727)
Brokerage commission recapture	—	(68)	—
Net expenses	2,598,901	1,840,733	920,937
Net investment income	1,617,736	529,906	254,679

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	21,305,762	7,765,782	(3,065,295)
Foreign currency related transactions	57,768	(157,070)	(37,786)
Net realized gain (loss)	21,363,530	7,608,712	(3,103,081)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(6,075,168)	—	(972,837)
Investments	—	10,219,957	—
Foreign currency related transactions	60,535	16,777	1,493
Net change in unrealized appreciation (depreciation)	(6,014,633)	10,236,734	(971,344)
Net realized and unrealized gain (loss)	15,348,897	17,845,446	(4,074,425)
Increase (decrease) in net assets resulting from operations	$16,966,633	$18,375,352	$(3,819,746)

* Foreign taxes withheld	$260,567	$218,417	$83,683
^ Foreign taxes on sale of Indian investments	$—	$145,296	$—
# Foreign taxes accrued on Indian investments	$—	$59,943	$—

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$19,322	$35,523	$779,868	$871,227
Net realized gain (loss)	8,437	(30,295)	3,788,968	4,354,674
Net change in unrealized appreciation (depreciation)	(11,144)	52,725	(1,735,889)	(5,548,391)
Increase in net assets resulting from operations	16,615	57,953	2,832,947	(322,490)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,378)	(646)	(1,326,616)	—
Class B	—	—	(101,050)	—
Class C	(362)	(131)	(646,659)	—
Class I	(41,127)	(46,517)	(202,594)	—
Class O	—	—	(203,250)	—
Class R	—	—	(3,189)	—
Class W	(123)	(139)	(27,010)	—
Total distributions	(42,990)	(47,433)	(2,510,368)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,379	32,231	2,618,167	5,886,915
Reinvestment of distributions	42,990	47,313	2,015,036	—
	55,369	79,544	4,633,203	5,886,915
Cost of shares redeemed	(5,543)	(6,406)	(9,287,704)	(24,242,636)
Net increase in net assets resulting from capital share transactions	49,826	73,138	(4,654,501)	(18,355,721)
Net increase in net assets	23,451	83,658	(4,331,922)	(18,678,211)

NET ASSETS:
Beginning of year or period	1,070,161	986,503	67,584,072	86,262,283
End of year or period	$1,093,612	$1,070,161	$63,252,150	$67,584,072
Undistributed (distribution in excess of) net investment income at end of year or period	$2,010	$25,678	$(1,391,184)	$339,316

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Bond Fund		Voya Global Perspectives Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$7,239,445	$20,711,995	$252,161	$221,659
Net realized gain (loss)	(24,060,300)	1,072,885	1,371,097	263,574
Net change in unrealized appreciation (depreciation)	6,876,832	(11,799,220)	(676,593)	401,057
Increase (decrease) in net assets resulting from operations	(9,944,023)	9,985,660	946,665	886,290

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Return of capital:
Class A	(1,555,234)	(4,049,438)	—	—
Class B	(5,329)	(17,341)	—	—
Class C	(642,140)	(1,671,851)	—	—
Class I	(3,252,846)	(7,080,365)	—	—
Class O	(59,207)	(128,581)	—	—
Class R	(36,746)	(7,642)	—	—
Class R6	(4,364,719)	(8,114,567)	—	—
Class W	(771,578)	(1,214,285)	—	—
Net investment income:
Class A	—	—	(178,651)	(31,300)
Class C	—	—	(66,795)	(2,961)
Class I	—	—	(7,045)	(1,258)
Class R	—	—	(307,582)	(88,113)
Class W	—	—	(78,154)	(2,870)
Net realized gains:
Class A	—	—	(61,091)	(1,338)
Class C	—	—	(28,054)	(147)
Class I	—	—	(2,253)	(50)
Class R	—	—	(118,887)	(3,896)
Class W	—	—	(25,025)	(114)
Total distributions	(10,687,799)	(22,284,070)	(873,537)	(132,047)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,615,184	155,010,119	7,995,196	23,133,370
Reinvestment of distributions	10,049,141	20,498,983	865,111	131,043
	64,664,325	175,509,102	8,860,307	23,264,413
Cost of shares redeemed	(116,303,236)	(193,212,513)	(1,841,780)	(2,142,197)
Net decrease in net assets resulting from capital share transactions	(51,638,911)	(17,703,411)	7,018,527	21,122,216
Net decrease in net assets	(72,270,733)	(30,001,821)	7,091,655	21,876,459

NET ASSETS:
Beginning of year or period	555,293,042	585,294,863	30,658,991	8,782,532
End of year or period	$483,022,309	$555,293,042	$37,750,646	$30,658,991
Undistributed (distributions in excess of) net investment income at end of year or period	$19,082,580	$11,843,135	$(225,746)	$160,320

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Value Advantage Fund		Voya Multi-Manager International Small Cap Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$1,617,736	$9,978,772	$529,906	$1,651,295
Net realized gain	21,363,530	41,406,759	7,608,712	20,015,523
Net change in unrealized appreciation (depreciation)	(6,014,633)	(45,822,874)	10,236,734	(21,029,402)
Increase in net assets resulting from operations	16,966,633	5,562,657	18,375,352	637,416

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(5,853,290)	(109,591)	(470,986)	(1,248,025)
Class B	(44,354)	—	—	(7,440)
Class C	(2,907,514)	—	(19,174)	(216,266)
Class I	(1,518,087)	(33,537)	(1,515,300)	(1,844,699)
Class O	—	—	(24,473)	(45,934)
Class W	(109,502)	(6,120)	(421,521)	(658,193)
Total distributions	(10,432,747)	(149,248)	(2,451,454)	(4,020,557)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,922,383	28,635,973	26,873,679	47,353,504
Payment from distribution/payment by affiliate	—	314,502	—	90,758
Reinvestment of distributions	8,186,436	118,757	2,269,934	3,570,896
	17,108,819	29,069,232	29,143,613	51,015,158
Cost of shares redeemed	(39,343,264)	(104,977,635)	(31,181,136)	(55,354,909)
Net decrease in net assets resulting from capital share transactions	(22,234,445)	(75,908,403)	(2,037,523)	(4,339,751)
Net increase (decrease) in net assets	(15,700,559)	(70,494,994)	13,886,375	(7,722,892)

NET ASSETS:
Beginning of year or period	349,229,493	419,724,487	244,225,272	251,948,164
End of year or period	$333,528,934	$349,229,493	$258,111,647	$244,225,272
Undistributed net investment income at end of year or period	$1,400,690	$10,215,701	$112,107	$2,033,655

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Russia Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$254,679	$1,719,163
Net realized gain (loss)	(3,103,081)	16,422,830
Net change in unrealized (depreciation)	(971,344)	(51,900,012)
Decrease in net assets resulting from operations	(3,819,746)	(33,758,019)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,810,371)	(2,631,345)
Class I	(147,906)	(103,209)
Class W	(2,366)	(1,413)
Total distributions	(2,960,643)	(2,735,967)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,135,477	12,786,395
Reinvestment of distributions	2,665,072	2,482,688
	11,800,549	15,269,083
Redemption fee proceeds	19,821	40,238
Cost of shares redeemed	(14,747,258)	(58,987,912)
Net decrease in net assets resulting from capital share transactions	(2,926,888)	(43,678,591)
Net decrease in net assets	(9,707,277)	(80,172,577)

NET ASSETS:
Beginning of year or period	110,222,432	190,395,009
End of year or period	$100,515,155	$110,222,432
Undistributed (distributions in excess of) net investment income at end of year or period	$(1,520,893)	$1,185,071

See Accompanying Notes to Financial Statements

23

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
04-30-15	9.72	0.16	•	(0.04)	0.12	0.36	—	—	0.36	—	9.48	1.36	8.43	1.14	1.14	3.37	39	40
10-31-14	9.67	0.30		0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) -
10-31-13	10.00	0.26	•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
04-30-15	9.66	0.11	•	(0.02)	0.09	0.35	—	—	0.35	—	9.40	1.08	9.18	1.89	1.89	2.35	10	40
10-31-14	9.61	0.24		0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) -
10-31-13	10.00	0.21	•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
04-30-15	9.76	0.17	•	(0.03)	0.14	0.39	—	—	0.39	—	9.51	1.60	8.07	0.84	0.84	3.68	1,042	40
10-31-14	9.70	0.34		0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) -
10-31-13	10.00	0.32		(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
04-30-15	9.76	0.17	•	(0.03)	0.14	0.39	—	—	0.39	—	9.51	1.57	8.18	0.89	0.89	3.64	3	40
10-31-14	9.69	0.34		0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) -
10-31-13	10.00	0.31		(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
Voya Diversified International Fund(4)
Class A
04-30-15	10.48	0.13	•	0.34	0.47	0.43	—	—	0.43	—	10.52	4.85	0.83	0.49	0.49	2.67	31,723	14
10-31-14	10.53	0.15		(0.20)	(0.05)	—	—	—	—	—	10.48	(0.47)	0.75	0.51	0.51	1.38	33,233	25
10-31-13	8.95	0.12	•	1.66	1.78	0.20	—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12		0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49

See Accompanying Notes to Financial Statements

24

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																Supplemental
		operations				Less Distributions								Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified International Fund(4) (continued)
Class B
04-30-15	10.37	0.11	•	0.33	0.44	0.31		—	—	0.31	—	10.50	4.46	1.58	1.24	1.24	2.18	2,651	14
10-31-14	10.49	0.09	•	(0.21)	(0.12)	—		—	—	—	—	10.37	(1.14)	1.50	1.26	1.26	0.87	3,730	25
10-31-13	8.92	0.04	•	1.66	1.70	0.13		—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06		0.31	0.37	0.02		—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00	*	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—		—	0.01	0.01	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
Class C
04-30-15	10.35	0.10	•	0.33	0.43	0.34		—	—	0.34	—	10.44	4.47	1.58	1.24	1.24	1.96	18,780	14
10-31-14	10.47	0.06		(0.18)	(0.12)	—		—	—	—	—	10.35	(1.15)	1.50	1.26	1.26	0.65	20,147	25
10-31-13	8.90	0.03	•	1.66	1.69	0.12		—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06		0.31	0.37	0.02		—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01		—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—		—	0.01	0.01	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
Class I
04-30-15	10.48	0.15	•	0.33	0.48	0.46		—	—	0.46	—	10.50	4.96	0.50	0.24	0.24	3.05	4,515	14
10-31-14	10.50	0.17	•	(0.19)	(0.02)	—		—	—	—	—	10.48	(0.19)	0.45	0.26	0.26	1.56	4,843	25
10-31-13	8.93	0.14	•	1.65	1.79	0.22		—	—	0.22	—	10.50	20.45	0.41	0.25	0.25	1.42	8,406	27
10-31-12	8.61	0.13		0.32	0.45	0.13		—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11		—	0.01	0.12	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08		—	0.01	0.09	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
Class O
04-30-15	10.38	0.13	•	0.33	0.46	0.43		—	—	0.43	—	10.41	4.81	0.83	0.49	0.49	2.65	4,878	14
10-31-14	10.42	0.14		(0.18)	(0.04)	—		—	—	—	—	10.38	(0.38)	0.75	0.51	0.51	1.31	5,049	25
10-31-13	8.87	0.07	•	1.69	1.76	0.21		—	—	0.21	—	10.42	20.18	0.72	0.50	0.50	0.72	5,339	27
10-31-12	8.56	0.11		0.31	0.42	0.11		—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09		—	0.01	0.10	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08		—	0.01	0.09	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49

See Accompanying Notes to Financial Statements

25

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Diversified International Fund(4) (continued)
Class R
04-30-15	10.31	0.12	•	0.34	0.46	0.40	—	—	0.40	—	10.37	4.79	1.08	0.74		0.74		2.36		86	14
10-31-14	10.38	0.12		(0.19)	(0.07)	—	—	—	—	—	10.31	(0.67)	1.00	0.76		0.76		1.16		84	25
10-31-13	8.84	0.07		1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75		0.75		0.69		110	27
10-31-12	8.52	0.13	•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75		0.75		1.53		96	20
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75		0.75		0.58		137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64		0.64		0.47		173	49
Class W
04-30-15	10.45	0.14	•	0.34	0.48	0.46	—	—	0.46	—	10.47	5.02	0.58	0.24		0.24		2.83		620	14
10-31-14	10.47	0.14		(0.16)	(0.02)	—	—	—	—	—	10.45	(0.19)	0.50	0.26		0.26		1.48		498	25
10-31-13	8.90	0.11	•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25		0.25		1.20		559	27
10-31-12	8.58	0.15		0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25		0.25		1.86		647	20
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25		0.25		1.29		1,392	112
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09		0.09		1.03		2,440	49
Voya Global Bond Fund
Class A
04-30-15	10.76	0.14	•	(0.34)	(0.20)	—	—	0.21	0.21	—	10.35	(1.86)	0.99	0.90		0.90		2.75		69,680	205
10-31-14	10.99	0.39	•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90		0.90		3.58		87,055	508
10-31-13	11.63	0.36	•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91		0.91		3.17		122,549	557
10-31-12	11.76	0.40	•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90		0.90		3.46		219,276	609
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90	†	0.90	†	3.88	†	266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
Class B
04-30-15	10.65	0.10	•	(0.33)	(0.23)	—	—	0.17	0.17	—	10.25	(2.16)	1.74	1.65		1.65		2.00		218	205
10-31-14	10.88	0.30	•	(0.19)	0.11	—	—	0.34	0.34	—	10.65	0.96	1.73	1.65		1.65		2.80		407	508
10-31-13	11.51	0.27	•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66		1.66		2.43		738	557
10-31-12	11.66	0.32	•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65		1.65		2.77		1,587	609
10-31-11	12.21	0.42		(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65	†	1.65	†	3.33	†	2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22	1.75	1.65	†	1.65	†	3.79	†	4,125	440

See Accompanying Notes to Financial Statements

26

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Bond Fund (continued)
Class C
04-30-15	10.70	0.10	•	(0.34)	(0.24)	—	—	0.17	0.17	—	10.29	(2.24)	1.74	1.65		1.65		2.00		34,805	205
10-31-14	10.92	0.31	•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65		1.65		2.81		43,740	508
10-31-13	11.56	0.27	•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66		1.66		2.42		68,554	557
10-31-12	11.70	0.32	•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65		1.65		2.77		109,381	609
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23	1.75	1.65	†	1.65	†	3.65	†	90,458	440
Class I
04-30-15	10.72	0.16	•	(0.34)	(0.18)	—	—	0.23	0.23	—	10.31	(1.72)	0.62	0.62		0.62		3.04		128,752	205
10-31-14	10.95	0.40		(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63		0.63		3.81		180,697	508
10-31-13	11.59	0.38	•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64		0.64		3.40		178,805	557
10-31-12	11.73	0.44	•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60		0.60		3.82		437,620	609
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44	0.65	0.55	†	0.55	†	4.73	†	222,123	440
Class O
04-30-15	10.55	0.14	•	(0.34)	(0.20)	—	—	0.21	0.21	—	10.14	(1.89)	0.99	0.90		0.90		2.75		2,716	205
10-31-14	10.78	0.37		(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90		0.90		3.55		3,092	508
10-31-13	11.42	0.36		(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91		0.91		3.18		3,424	557
10-31-12	11.57	0.40		0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90		0.90		3.52		4,117	609
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17	1.00	0.90	†	0.90	†	4.53	†	3,578	440
Class R
04-30-15	10.74	0.13	•	(0.34)	(0.21)	—	—	0.20	0.20	—	10.33	(1.95)	1.24	1.15		1.15		2.47		2,889	205
10-31-14	10.97	0.33	•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15		1.15		3.01		1,022	508
10-31-13	11.61	0.33		(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16		1.16		2.93		232	557
10-31-12	11.75	0.39	•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15		1.15		3.42		276	609
08-05-11(5) -
10-31-11	12.06	0.12	•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15	†	1.15	†	4.22	†	3	440

See Accompanying Notes to Financial Statements

27

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Bond Fund (continued)
Class R6
04-30-15	10.76	0.16	•	(0.34)	(0.18)	—	—	0.23	0.23	—	10.35	(1.70)	0.59	0.59		0.59		3.05		204,105	205
10-31-14	10.99	0.42	•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60		0.60		3.86		204,999	508
05-31-13(5) -
10-31-13	10.98	0.15	•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65		0.65		3.28		183,368	557
Class W
04-30-15	10.54	0.15	•	(0.33)	(0.18)	—	—	0.22	0.22	—	10.14	(1.67)	0.74	0.65		0.65		2.99		39,858	205
10-31-14	10.78	0.40		(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65		0.65		3.77		34,280	508
10-31-13	11.41	0.37	•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66		0.66		3.40		27,626	557
10-31-12	11.56	0.43	•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65		0.65		3.79		31,723	609
10-31-11	12.12	0.48		(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60	0.71	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	12.12	7.45	0.75	0.65	†	0.65	†	4.44	†	14,142	440
Voya Global Perspectives Fund(4)
Class A
04-30-15	11.06	0.09	•	0.21	0.30	0.23	0.08	—	0.31	—	11.05	2.77	0.77	0.45		0.45		1.68		9,160	30
10-31-14	10.61	0.15		0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42		0.42		1.51		7,513	12
03-28-13(5) -
10-31-13	10.00	0.09	•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39		0.39		1.41		2,219	4
Class C
04-30-15	10.95	0.05	•	0.22	0.27	0.19	0.08	—	0.27	—	10.95	2.48	1.52	1.20		1.20		0.93		4,375	30
10-31-14	10.57	0.06	•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17		1.17		0.53		3,665	12
03-28-13(5) -
10-31-13	10.00	0.03		0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14		1.14		0.73		112	4
Class I
04-30-15	11.09	0.11	•	0.20	0.31	0.24	0.08	—	0.32	—	11.08	2.91	0.59	0.20		0.20		1.99		318	30
10-31-14	10.62	0.20	•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17		0.17		1.82		287	12
03-28-13(5) -
10-31-13	10.00	0.10	•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14		0.14		1.65		81	4
Class R
04-30-15	11.02	0.08	•	0.20	0.28	0.20	0.08	—	0.28	—	11.02	2.62	1.02	0.70		0.70		1.41		19,975	30
10-31-14	10.59	0.14		0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67		0.67		1.20		15,877	12
03-28-13(5) -
10-31-13	10.00	0.07	•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64		0.64		1.20		6,200	4

See Accompanying Notes to Financial Statements

28

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																			Supplemental
		operations				Less Distributions								Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Perspectives Fund(4) (continued)
Class W
04-30-15	11.10	0.11	•	0.20	0.31	0.24	0.08	—	0.32	—	11.09	2.90		0.52	0.20		0.20		1.95		3,923	30
10-31-14	10.62	0.17		0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93		0.86	0.17		0.17		1.54		3,317	12
03-28-13(5) -
10-31-13	10.00	0.11	•	0.51	0.62	—	—	—	—	—	10.62	6.20		4.83	0.14		0.14		1.77		171	4
Voya Global Value Advantage Fund
Class A
04-30-15	31.66	0.18	•	1.45	1.63	1.01	—	—	1.01	—	32.28	5.44		1.50	1.35		1.35		1.19		179,683	102
10-31-14	31.26	0.90	•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33	(a)	1.49	1.35		1.35		2.79		186,003	57
10-31-13	26.44	0.33	•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10		1.60	1.36		1.36		1.15		229,273	125
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71	)(b)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47	—	—	0.47	—	32.23	2.69		1.43	1.43	†	1.42	†	0.70	†	233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04	31.83	21.97	(c)	1.50	1.49		1.48		0.44		200,835	49
Class B
04-30-15	33.97	0.07	•	1.58	1.65	0.68	—	—	0.68	—	34.94	5.03		2.25	2.10		2.10		0.41		1,948	102
10-31-14	33.77	0.70	•	(0.53)	0.17	—	—	—	—	0.03	33.97	0.59	(a)	2.24	2.10		2.10		2.02		2,338	57
10-31-13	28.43	0.22	•	5.46	5.68	0.34	—	—	0.34	—	33.77	20.12		2.35	2.11		2.11		0.73		3,529	125
10-31-12	34.28	0.12	•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35	)(b)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94		2.18	2.18	†	2.17	†	(0.12	)†	5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04	33.82	21.07	(c)	2.25	2.24		2.23		(0.34)		7,557	49
Class C
04-30-15	29.40	0.06	•	1.35	1.41	0.78	—	—	0.78	—	30.03	5.02		2.25	2.10		2.10		0.44		107,968	102
10-31-14	29.23	0.61	•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58	(a)	2.24	2.10		2.10		2.03		112,882	57
10-31-13	24.67	0.12	•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16		2.35	2.11		2.11		0.44		135,057	125
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36	)(b)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93		2.18	2.18	†	2.17	†	(0.05	)†	134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04	30.03	21.04	(c)	2.25	2.24		2.23		(0.33)		103,709	49

See Accompanying Notes to Financial Statements

29

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																					Supplemental
		operations				Less Distributions										Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Value Advantage Fund (continued)
Class I
04-30-15	32.01	0.22	•	1.46	1.68	1.11		—	—	1.11		—	32.58	5.56		1.24	1.10		1.10		1.41		40,415	102
10-31-14	31.54	0.95	•	(0.48)	0.47	0.03		—	—	0.03		0.03	32.01	1.58	(a)	1.21	1.10		1.10		2.93		44,586	57
10-31-13	26.69	0.43	•	5.17	5.60	0.75		—	—	0.75		—	31.54	21.40		1.32	1.11		1.11		1.49		45,485	125
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43		3.05	—	3.48		0.02	26.69	(7.54	)(b)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55		—	—	0.55		—	32.58	3.04		1.08	1.08	†	1.07	†	1.09	†	241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24		—	—	0.24		0.04	32.14	22.49	(c)	1.12	1.11		1.10		0.84		152,120	49
Class W
04-30-15	31.96	0.23	•	1.46	1.69	1.09		—	—	1.09		—	32.56	5.57		1.25	1.10		1.10		1.48		3,515	102
10-31-14	31.49	1.06	•	(0.59)	0.47	0.03		—	—	0.03		0.03	31.96	1.59	(a)	1.24	1.10		1.10		3.28		3,421	57
10-31-13	26.69	0.50	•	5.09	5.59	0.79		—	—	0.79		—	31.49	21.39		1.35	1.11		1.11		1.78		6,380	125
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39		3.05	—	3.44		0.02	26.69	(7.43	)(b)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54		—	—	0.54		—	32.50	2.98		1.18	1.18	†	1.17	†	0.87	†	25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24		—	—	0.24		0.04	32.07	22.23	(c)	1.25	1.24		1.23		0.73		30,105	49
Voya Multi-Manager International Small Cap Fund
Class A
04-30-15	46.78	0.05	•	3.38	3.43	0.32		—	—	0.32		—	49.89	7.41		1.75	1.71		1.71		0.20		69,817	68
10-31-14	47.45	0.21	•	(0.21)	0.00 *	0.69		—	—	0.69		0.02	46.78	0.03	(a)	1.78	1.73		1.73		0.42		70,604	46
10-31-13	37.07	0.23	•	10.79	11.02	0.64		—	—	0.64		—	47.45	30.16		1.79	1.75		1.75		0.55		86,289	117
10-31-12	35.39	0.42	•	1.73	2.15	0.57		—	—	0.57		0.10	37.07	6.62	(b)	1.77	1.74		1.74		1.20		81,948	31
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—	—	0.14		0.01	35.39	(5.41	)(d)	1.72	1.70	†	1.70	†	0.74	†	99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—	—	0.40		0.08	37.55	20.85	(e)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
Class B
04-30-15	49.57	(0.13	)•	3.62	3.49	—		—	—	—		—	53.06	7.04		2.40	2.36		2.36		(0.52)		766	68
10-31-14	50.13	(0.14	)•	(0.18)	(0.32)	0.26		—	—	0.26		0.02	49.57	(0.61	)(a)	2.43	2.38		2.38		(0.27)		939	46
10-31-13	39.12	(0.06	)•	11.43	11.37	0.36		—	—	0.36		—	50.13	29.31		2.44	2.40		2.40		(0.14)		1,534	117
10-31-12	37.10	0.19	•	1.90	2.09	0.17		—	—	0.17		0.10	39.12	5.96	(b)	2.42	2.39		2.39		0.51		1,888	31
10-31-11	39.49	(0.00	)*•	(2.41)	(2.41)	0.00	*	—	—	0.00	*	0.02	37.10	(6.05	)(d)	2.37	2.35	†	2.35	†	(0.01	)†	2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—	—	0.13		0.08	39.49	20.07	(e)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63

See Accompanying Notes to Financial Statements

30

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																					Supplemental
		operations				Less Distributions										Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class C
04-30-15	43.35	(0.09	)•	3.14	3.05	0.04		—	—	0.04		—	46.36	7.05		2.40	2.36		2.36		(0.44)		19,947	68
10-31-14	44.05	(0.11	)•	(0.18)	(0.29)	0.43		—	—	0.43		0.02	43.35	(0.62	)(a)	2.43	2.38		2.38		(0.23)		19,704	46
10-31-13	34.50	(0.04	)•	10.04	10.00	0.45		—	—	0.45		—	44.05	29.32		2.44	2.40		2.40		(0.10)		22,452	117
10-31-12	32.93	0.18	•	1.63	1.81	0.33		—	—	0.33		0.09	34.50	5.94	(b)	2.42	2.39		2.39		0.55		20,351	31
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—	—	0.00	*	0.01	32.93	(6.02	)(d)	2.37	2.35	†	2.35	†	0.11	†	23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—	—	0.24		0.07	35.04	20.05	(e)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
Class I
04-30-15	46.90	0.15	•	3.36	3.51	0.61		—	—	0.61		—	49.80	7.63		1.31	1.25		1.25		0.65		114,079	68
10-31-14	47.56	0.43		(0.20)	0.23	0.91		—	—	0.91		0.02	46.90	0.53	(a)	1.32	1.25		1.25		0.92		105,797	46
10-31-13	37.14	0.43	•	10.79	11.22	0.80		—	—	0.80		—	47.56	30.79		1.33	1.27		1.27		1.04		94,486	117
10-31-12	35.50	0.57		1.74	2.31	0.77		—	—	0.77		0.10	37.14	7.15	(b)	1.29	1.26		1.26		1.61		100,952	31
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—	—	0.32		0.01	35.50	(4.97	)(d)	1.27	1.25	†	1.25	†	1.26	†	153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—	—	0.55		0.08	37.66	21.45	(e)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
Class O
04-30-15	46.30	0.07	•	3.33	3.40	0.41		—	—	0.41		—	49.29	7.46		1.65	1.61		1.61		0.31		2,828	68
10-31-14	47.01	0.26		(0.21)	0.05	0.78		—	—	0.78		0.02	46.30	0.14	(a)	1.68	1.63		1.63		0.53		2,764	46
10-31-13	36.75	0.29	•	10.66	10.95	0.69		—	—	0.69		—	47.01	30.28		1.69	1.65		1.65		0.70		2,763	117
10-31-12	35.13	0.50		1.67	2.17	0.65		—	—	0.65		0.10	36.75	6.75	(b)	1.67	1.64		1.64		1.37		1,573	31
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—	—	0.20		0.01	35.13	(5.32	)(d)	1.62	1.60	†	1.60	†	1.00	†	1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—	—	0.47		0.08	37.30	20.95	(e)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
Class W
04-30-15	56.03	0.17	•	4.02	4.19	0.53		—	—	0.53		—	59.69	7.58		1.40	1.36		1.36		0.61		50,675	68
10-31-14	56.66	0.46	•	(0.27)	0.19	0.84		—	—	0.84		0.02	56.03	0.37	(a)	1.43	1.38		1.38		0.78		44,417	46
10-31-13	44.11	0.45	•	12.86	13.31	0.76		—	—	0.76		—	56.66	30.62		1.44	1.40		1.40		0.92		44,424	117
10-31-12	42.00	0.66		2.05	2.71	0.72		—	—	0.72		0.12	44.11	7.02	(b)	1.42	1.39		1.39		1.61		35,461	31
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25		—	—	0.25		0.02	42.00	(5.08	)(d)	1.37	1.35	†	1.35	†	1.14	†	26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54		—	—	0.54		0.09	44.49	21.24	(e)	1.46	1.44	†	1.44	†	0.82	†	42,257	63

See Accompanying Notes to Financial Statements

31

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund
Class A
04-30-15	27.47	0.06	•	(0.99)	(0.93)	0.75	—	—	0.75	—	25.79	(2.47)	2.13	2.04	2.04	0.54	96,288	5
10-31-14	34.82	0.37	•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
10-31-13	31.44	0.46	•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
10-31-12	33.52	0.15		(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)	2.14	2.14	2.14	0.43	235,622	46
10-31-11	36.52	(0.12	)•	(2.88)	(3.00)	—	—	—	—	—	33.52	(8.21)	2.03	2.03	2.03	(0.29)	317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—	36.52	23.67	2.11	2.11	2.11	(0.98)	418,162	30
Class I
04-30-15	27.73	0.13	•	(1.05)	(0.92)	0.85	—	—	0.85	—	25.96	(2.28)	1.82	1.77	1.77	1.11	3,995	5
10-31-14	35.16	0.47	•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
10-31-13	31.76	0.53	•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
10-31-12	33.79	0.25	•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)	1.96	1.96	1.96	0.77	8,675	46
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—	33.79	(7.78)	1.73	1.73	1.73	(0.04)	10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—	36.64	24.04	1.71	1.71	1.71	(0.38)	8,151	30
Class W
04-30-15	27.61	(0.00	)*•	(0.93)	(0.93)	0.88	—	—	0.88	—	25.80	(2.32)	1.88	1.79	1.79	(0.03)	233	5
10-31-14	35.05	0.62	•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76
10-31-13	31.72	0.68	•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28
10-31-12	33.74	0.47	•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)	1.89	1.89	1.89	1.51	64	46
08-05-11(5) -
10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—	33.74	(14.65)	1.78	1.78	1.78	(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds.

(5)	Commencement of operations.

See Accompanying Notes to Financial Statements

32

Financial Highlights (Unaudited) (continued)

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Global Value Advantage would have been 1.24%, 0.50%, 0.49%, 1.49% and 1.50% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been (0.01)%, (0.65)%,(0.65)%, 0.49%, 0.10% and 0.34% on Classes A, B, C, I, O and W, respectively.

(b)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Value Advantage would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Global Value Advantage total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

(d)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, Multi-Manager International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Multi-Manager International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are fifteen separate active investment series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Diversified International Fund (“Diversified International”), Voya Global Bond Fund (“Global Bond”), Voya Global Perspectives Fund (“Global Perspectives”), Voya Global Value Advantage Fund (“Global Value Advantage”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund (except Global Bond and Russia) is a diversified series of the Trust. Global Bond and Russia are non-diversified series of the Trust. Prior to December 1, 2014, Global Value Advantage was known as “Voya International Value Equity Fund.”

Each Fund offers at least three or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya

Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The net asset value (“NAV”) per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

34

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, a Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are

35

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written

36

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the

37

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At April 30, 2015, the maximum amount of loss that Diversified Emerging Markets Debt and Global Bond would incur if its counterparties failed to perform would be $574 and $13,889,447, respectively, which represents the gross payments to be received on open purchased options and forward foreign currency contracts were they to be unwound as of April 30, 2015. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $1,614,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt at April 30, 2015.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

Diversified Emerging Markets Debt and Global Bond had a liability position of  $2,274 and $20,411,902, respectively, on forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2015, Diversified Emerging Markets Debt and Global Bond could have been required to pay this amount in cash to its counterparties. As of April 30, 2015, Global Bond had pledged $7,950,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt did not pledge any cash collateral at April 30, 2015.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized.

Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April 30, 2015, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contracts to buy of  $11,201 and $864,216,886, respectively. In addition to the above, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contract to sell of  $112,481 and $680,386,271, respectively. Diversified Emerging Markets Debt used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure. Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt and the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at April 30, 2015.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2015, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated

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NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended April 30, 2015, Global Bond had an average notional value of  $770,655,624 and $710,679,608 on futures contracts purchased and sold, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at April 30, 2015.

F. Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the period ended April 30, 2015, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following for open written foreign currency options at April 30, 2015.

During the period ended April 30, 2015, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions and the table following the Summary Portfolio of Investments for open written interest rate swaptions at April 30, 2015.

Please refer to Note 10 for the volume of purchased and written option activity during the period ended April 30, 2015.

G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as

39

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations,

40

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the period ended April 30, 2015, Global Bond had an average notional amount of  $52,347,796 on credit default swaps to buy protection.

For the period ended April 30, 2015, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. There were no open credit default swaps at April 30, 2015.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the period ended April 30, 2015, Diversified Emerging Markets Debt has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Outstanding notional amounts on long interest rate swaps were $60,000.

For the period ended April 30, 2015, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $1,096,480,900.

For the period ended April 30, 2015, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $821,370,607.

At April 30, 2015, Diversified Emerging Markets Debt had pledged $20,000 in cash collateral as initial margin for open centrally cleared interest rate swaps.

At April 30, 2015, Global Bond had pledged $4,792,000 in cash collateral as initial margin for open centrally cleared credit and interest rate swaps.

Diversified Emerging Market Debt and Global Bond enter into interest rate swaps to manage their duration. Please refer to the table following the Portfolio of Investments for

Diversified Emerging Markets Debt and the table following the Summary Portfolio of Investments for open centrally cleared interest rate swaps at April 30, 2015.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Global Bond declares and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 331∕3% of its total assets (except Multi-Manager International Small Cap and Global Value Advantage which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the

41

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

At April 30, 2015, there was no cash collateral posted to any Fund for delayed-delivery or when-issued transactions.

N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Diversified Emerging Markets Debt	$490,870	$424,000
Diversified International	9,228,614	15,643,301
Global Bond	253,512,331	342,137,637
Global Perspectives	17,174,376	10,364,964
Global Value Advantage	335,990,000	368,819,087
Multi-Manager International Small Cap	165,659,986	167,993,058
Russia	4,665,550	10,929,489

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$812,975,236	$823,042,499

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the periods ended April 30, 2015 and October 31, 2014 were $19,821 and $40,238, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

42

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.70%
Diversified International	0.30% on Direct Investments; 0.00% on affiliated Underlying Funds
Global Bond	0.40%
Global Perspectives	0.30% on Direct Investments; 0.10% on affiliated Underlying Funds
Global Value Advantage	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% in excess of $1 billion
Multi-Manager International Small Cap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% in excess of $1 billion
Russia	1.25%

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Small Cap. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate. This agreement will renew if the Investment Adviser elects to renew it. Termination or modification of this obligation requires approval by the Board. For the period ended April 30, 2015, the Investment Adviser waived $30,369 in advisory fees for Multi-Manager International Small Cap.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):

Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya Investment Management Co. LLC*
Diversified International	Voya Investment Management Co. LLC*
Global Bond	Voya Investment Management Co. LLC*
Global Perspectives	Voya Investment Management Co. LLC*
Global Value Advantage	Voya Investment Management Co. LLC*
Multi-Manager International Small Cap(1)	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company, LLP
Russia(2)	NNIP Advisors B.V.

(1)	Effective March 2, 2015, Victory Capital Management Inc. was added as a sub-adviser to the Fund.

(2)	Prior to April 7, 2015, NNIP Advisors B.V. was known as ING Investment Management Advisors B.V.

The Funds have entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and shareholder services necessary for each Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

Please see Note 18 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6 and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Perspectives	0.25%	N/A	1.00%	N/A	0.50%
Global Value Advantage	0.25%	1.00%	1.00%	N/A	N/A
Multi-Manager International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2015, the Distributor retained the following amounts in sales charges from the following Funds:

43

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$30	$—
Diversified International	1,240	—
Global Bond	678	—
Global Perspectives	6,740	—
Global Value Advantage	1,475	—
Multi-Manager International Small Cap	657	—
Russia	10,327	—
Contingent Deferred Sales Charges:
Diversified International	$—	$92
Global Bond	13	75
Global Perspectives	—	281
Global Value Advantage	—	24
Multi-Manager International Small Cap	62	344

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Capital Allocation Fund	Global Bond	6.87%
Voya Global Target Payment Fund	Global Bond	5.84
Voya Institutional Trust Company	Global Perspectives	52.60
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	96.10
Voya Solution 2015 Portfolio	Global Bond	6.71
Voya Solution 2025 Portfolio	Global Bond	14.25

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2015, the following Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Diversified Emerging Markets Debt	Legal	$4,383
Diversified International	Postage	26,166
	Transfer Agent	47,670
Russia	Custody	131,752

At April 30, 2015, Diversified Emerging Markets Debt had a payable to the Investment Adviser of  $59,589 representing a recoupment of previously reimbursed fees.

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	N/A	1.00%
Diversified International(1)	1.58%	2.33%	2.33%	1.33%	1.58%	1.83%	N/A	1.33%
Global Bond	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%	0.65%
Global Perspectives(1)	1.23%	N/A	1.98%	0.98%	N/A	1.48%	N/A	0.98%

44

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Global Value Advantage	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	1.10%
Multi-Manager International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	1.60%
Russia	2.15%	N/A	N/A	1.90%	N/A	N/A	N/A	1.90%

(1)	For Diversified Emerging Markets Debt, Diversified International and Global Perspectives, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2016, except for Multi-Manager International SmallCap, which is through March 1, 2017, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)(2)	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.15%
Multi-Manager International SmallCap(1)(3)	1.75%	2.40%	2.40%	1.25%	1.65%	N/A	1.40%
Russia(1)(4)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)	The side letter agreement for Diversified International includes the expenses of the Underlying Funds.

(3)	Prior to March 2, 2015, the side letter agreement expense limits for Multi-Manager International SmallCap were 1.80%, 2.45%, 2.45%, 1.25%, 1.70% and 1.45% for Class A, Class B, Class C, Class I, Class O and Class W, respectively.

(4)	Effective January 1, 2015, a side letter agreement was implemented for Russia.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of April 30, 2015, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,
	2016	2017	2018	Total
Diversified Emerging Markets Debt	$57,910	$181,657	$63,010	$302,577
Diversified International	229,578	62,547	—	292,125
Global Bond	232,117	—	—	232,117
Global Perspectives	10,870	150,752	100,507	262,129
Global Value Advantage	304,771	415,542	410,339	1,130,652

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2015, are as follows:

	April 30,
	2016	2017	2018	Total
Diversified Emerging Markets Debt
Class A	$6	$17	$44	$67
Class C	5	16	6	27
Class W	5	13	3	21
Diversified International
Class A	$16,562	$9,273	$—	$25,835
Class B	3,030	1,641	—	4,671
Class C	10,740	5,818	—	16,558
Class O	1,746	1,055	—	2,801
Class R	40	22	—	62
Class W	186	108	—	294
Global Bond
Class A	$—	$86,021	$70,406	$156,427
Class B	—	507	291	798
Class C	—	46,323	34,745	81,068
Class O	—	2,313	2,470	4,783
Class R	—	144	1,003	1,147
Class W	—	23,837	27,721	51,558
Global Perspectives
Class I	$—	$73	$163	$236
Global Value Advantage
Class A	$77,294	$35,992	$68,138	$181,424
Class B	2,153	759	850	3,762
Class C	45,907	22,357	41,929	110,193
Class W	7,700	1,557	1,439	10,696

The expense limitation agreements are contractual through March 1, 2016 (except for Diversified International which is through at least March 1, 2018) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

45

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the period ended April 30, 2015 were as follows:

	USD Notional	Cost
Balance at 10/31/14	28,811,000	$132,530
Options Purchased	26,050,000	371,473
Options Expired	(28,811,000)	(132,531)
Balance at 04/30/15	26,050,000	371,472

Transactions in purchased interest rate swaptions for Global Bond for the period ended April 30, 2015 were as follows:

	USD Notional	Cost
Balance at 10/31/14	412,839,000	$2,577,270
Options Purchased	2,105,820,000	12,898,774
Options Terminated in Closing Sell Transactions	(1,108,593,000)	(9,590,220)
Options Expired	(530,186,000)	(2,611,812)
Balance at 04/30/15	879,880,000	3,274,012

Transactions in written foreign currency options for Global Bond for the period ended April 30, 2015 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/14	—	$—
Options Written	129,636,000	608,747
Options Terminated in Closing Purchase Transactions	(62,156,000)	(285,830)
Options Expired	(41,430,000)	(106,181)
Balance at 04/30/15	26,050,000	$216,736

Transactions in written interest rate swaptions for Global Bond for the period ended April 30, 2015 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/14	231,922,000	$1,910,884
Options Written	3,445,294,000	13,312,735
Options Terminated in Closing Purchase Transactions	(956,996,000)	(3,608,129)
Options Expired	(550,248,000)	(3,261,448)
Balance at 04/30/15	2,169,972,000	8,354,042

NOTE 11 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2015:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	1	$2,013,000	1.12%
Global Bond	38	1,836,921	1.12
Global Value Advantage	11	2,840,545	1.12
Multi-Manager International Small Cap	1	603,000	1.12

46

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

								Payments
								from	Proceeds
						Net increase		Distribution	from
		Shares	Reinvestment			(decrease)		settlement/	shares	Reinvestment	Redemption			Net
	Shares	issued in	of	Shares	Shares	in shares	Shares	affiliate	issued in	of	fee	Shares	Shares	increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	(Note 16)	merger	distributions	proceeds	redeemed converted		(decrease)
Year or
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified Emerging Markets Debt
Class A
4/30/2015	640	—	151	(573)	—	218	6,070	—	—	1,378	—	(5,543)	—	1,905
10/31/2014	3,355	—	58	(675)	—	2,738	32,231	—	—	526	—	(6,377)	—	26,380
Class C
4/30/2015	666	—	40	—	—	706	6,309	—	—	362	—	—	—	6,671
10/31/2014	—	—	14	(1)	—	13	—	—	—	131	—	(9)	—	122
Class I
4/30/2015	—	—	4,485	—	—	4,485	—	—	—	41,127	—	—	—	41,127
10/31/2014	—	—	5,106	(1)	—	5,105	—	—	—	46,517	—	(10)	—	46,507
Class W
4/30/2015	—	—	13	—	—	13	—	—	—	123	—	—	—	123
10/31/2014	—	—	15	(1)	—	14	—	—	—	139	—	(10)	—	129
Diversified International
Class A
4/30/2015	145,405	—	126,351	(427,112)	—	(155,356)	1,467,567	—	—	1,220,547	—	(4,333,677)	—	(1,645,563)
10/31/2014	305,902	—	—	(924,154)	—	(618,252)	3,274,050	—	—	—	—	(9,869,742)	—	(6,595,692)
Class B
4/30/2015	812	—	9,483	(117,535)	—	(107,240)	7,895	—	—	91,700	—	(1,183,814)	—	(1,084,219)
10/31/2014	3,265	—	—	(319,675)	—	(316,410)	34,301	—	—	—	—	(3,395,267)	—	(3,360,966)
Class C
4/30/2015	22,461	—	54,499	(224,464)	—	(147,504)	222,199	—	—	523,735	—	(2,257,777)	—	(1,511,843)
10/31/2014	61,589	—	—	(490,584)	—	(428,995)	648,755	—	—	—	—	(5,180,257)	—	(4,531,502)
Class I
4/30/2015	29,456	—	15,524	(77,145)	—	(32,165)	295,486	—	—	149,652	—	(773,860)	—	(328,722)
10/31/2014	92,140	—	—	(430,921)	—	(338,781)	988,894	—	—	—	—	(4,498,558)	—	(3,509,664)
Class O
4/30/2015	47,905	—	—	(65,935)	—	(18,030)	466,584	—	—	—	—	(668,591)	—	(202,007)
10/31/2014	79,197	—	—	(105,027)	—	(25,830)	837,653	—	—	—	—	(1,108,857)	—	(271,204)
Class R
4/30/2015	—	—	335	(226)	—	109	—	—	—	3,188	—	(2,289)	—	899
10/31/2014	3	—	—	(2,496)	—	(2,493)	34	—	—	—	—	(26,496)	—	(26,462)
Class W
4/30/2015	15,446	—	2,731	(6,624)	—	11,553	158,436	—	—	26,214	—	(67,696)	—	116,954
10/31/2014	9,681	—	—	(15,437)	—	(5,756)	103,228	—	—	—	—	(163,459)	—	(60,231)
Global Bond
Class A
4/30/2015	435,750	—	133,000	(1,927,799)	—	(1,359,049)	4,538,839	—	—	1,388,471	—	(20,076,357)	—	(14,149,047)
10/31/2014	1,737,603	—	329,885	(5,127,013)	—	(3,059,525)	19,145,352	—	—	3,619,305	—	(56,266,078)	—	(33,501,421)
Class B
4/30/2015	625	—	361	(17,862)	—	(16,876)	6,398	—	—	3,733	—	(184,331)	—	(174,200)
10/31/2014	852	—	1,089	(31,615)	—	(29,674)	9,221	—	—	11,817	—	(343,489)	—	(322,451)
Class C
4/30/2015	50,613	—	48,334	(805,891)	—	(706,944)	523,783	—	—	501,890	—	(8,345,059)	—	(7,319,386)
10/31/2014	261,675	—	118,876	(2,565,936)	—	(2,185,385)	2,858,518	—	—	1,296,353	—	(28,003,329)	—	(23,848,458)

47

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

								Payments
								from	Proceeds
						Net increase		Distribution	from
		Shares	Reinvestment			(decrease)		settlement/	shares	Reinvestment	Redemption			Net
	Shares	issued in	of	Shares	Shares	in shares	Shares	affiliate	issued in	of	fee	Shares	Shares	increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	(Note 16)	merger	distributions	proceeds	redeemed converted		(decrease)
Year or
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Bond (continued)
Class I
4/30/2015	1,091,113	—	286,545	(5,747,978)	—	(4,370,320)	11,312,296	—	—	2,982,881	—	(59,803,496)	—	(45,508,319)
10/31/2014	5,466,665	—	570,833	(5,509,168)	—	528,330	59,756,334	—	—	6,237,500	—	(60,158,913)	—	5,834,921
Class O
4/30/2015	15,343	—	3	(40,715)	—	(25,369)	156,248	—	—	34	—	(415,847)	—	(259,565)
10/31/2014	47,900	—	9	(72,268)	—	(24,359)	516,188	—	—	100	—	(778,386)	—	(262,098)
Class R
4/30/2015	208,208	—	3,497	(27,223)	—	184,482	2,160,663	—	—	36,239	—	(277,648)	—	1,919,254
10/31/2014	82,093	—	579	(8,620)	—	74,052	882,978	—	—	6,308	—	(94,633)	—	794,653
Class R6
4/30/2015	2,385,931	—	418,517	(2,138,590)	—	665,858	24,856,790	—	—	4,364,720	—	(22,260,661)	—	6,960,849
10/31/2014	4,847,860	—	739,788	(3,220,019)	—	2,367,629	53,378,735	—	—	8,114,567	—	(35,333,675)	—	26,159,627
Class W
4/30/2015	1,090,051	—	75,544	(485,421)	—	680,174	11,060,166	—	—	771,173	—	(4,939,837)	—	6,891,502
10/31/2014	1,714,737	—	112,865	(1,139,311)	—	688,291	18,462,793	—	—	1,213,033	—	(12,234,010)	—	7,441,816
Global Perspectives
Class A
4/30/2015	174,864	—	21,837	(47,207)	—	149,494	1,925,157	—	—	233,659	—	(519,230)	—	1,639,586
10/31/2014	507,374	—	3,013	(40,087)	—	470,300	5,540,591	—	—	31,968	—	(431,047)	—	5,141,512
Class C
4/30/2015	94,005	—	8,702	(37,615)	—	65,092	1,019,940	—	—	92,506	—	(404,539)	—	707,907
10/31/2014	332,370	—	262	(8,651)	—	323,981	3,570,290	—	—	2,773	—	(91,873)	—	3,481,190
Class I
4/30/2015	3,942	—	867	(1,969)	—	2,840	43,428	—	—	9,298	—	(21,613)	—	31,113
10/31/2014	21,376	—	123	(3,279)	—	18,220	232,577	—	—	1,308	—	(35,295)	—	198,590
Class R
4/30/2015	377,199	—	39,932	(45,855)	—	371,276	4,111,659	—	—	426,469	—	(499,036)	—	4,039,092
10/31/2014	977,834	—	8,688	(130,830)	—	855,692	10,546,225	—	—	92,009	—	(1,417,232)	—	9,221,002
Class W
4/30/2015	81,503	—	9,616	(36,195)	—	54,924	895,012	—	—	103,179	—	(397,362)	—	600,829
10/31/2014	297,766	—	281	(15,212)	—	282,835	3,243,687	—	—	2,985	—	(166,750)	—	3,079,922
Global Value Advantage
Class A
4/30/2015	142,008	—	157,371	(607,031)	—	(307,652)	4,356,295	—	—	4,670,763	—	(18,873,327)	—	(9,846,269)
10/31/2014	320,612	—	2,888	(1,784,213)	—	(1,460,713)	10,260,170	167,507	—	88,067	—	(57,451,881)	—	(46,936,137)
Class B
4/30/2015	54	—	1,278	(14,389)	—	(13,057)	1,729	—	—	41,189	—	(483,808)	—	(440,890)
10/31/2014	331	—	—	(35,988)	—	(35,657)	12,478	2,105	—	—	—	(1,241,379)	—	(1,226,796)
Class C
4/30/2015	43,914	—	77,907	(366,203)	—	(244,382)	1,246,892	—	—	2,157,249	—	(10,593,794)	—	(7,189,653)
10/31/2014	44,401	—	—	(825,896)	—	(781,495)	1,332,975	101,657	—	—	—	(24,674,724)	—	(23,240,092)
Class I
4/30/2015	89,620	—	40,341	(282,252)	—	(152,291)	2,805,841	—	—	1,207,822	—	(8,785,161)	—	(4,771,498)
10/31/2014	499,471	—	799	(549,880)	—	(49,610)	16,375,062	40,152	—	24,581	—	(17,758,455)	—	(1,318,660)

48

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 12 — CAPITAL SHARES (continued)

								Payments
								from	Proceeds
						Net increase		Distribution	from
		Shares	Reinvestment			(decrease)		settlement/	shares	Reinvestment	Redemption			Net
	Shares	issued in	of	Shares	Shares	in shares	Shares	affiliate	issued in	of	fee	Shares	Shares	increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	(Note 16)	merger	distributions	proceeds	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Value Advantage (continued)
Class W
4/30/2015	16,863	—	3,658	(19,584)	—	937	511,626	—	—	109,413	—	(607,174)	—	13,865
10/31/2014	20,218	—	199	(116,011)	—	(95,594)	655,288	3,081	—	6,109	—	(3,851,196)	—	(3,186,718)
Multi-Manager International Small Cap
Class A
4/30/2015	55,493	—	9,316	(174,402)	—	(109,593)	2,597,315	—	—	416,336	—	(8,128,456)	—	(5,114,805)
10/31/2014	295,346	—	22,016	(626,593)	—	(309,231)	14,483,135	26,238	—	1,035,306	—	(30,514,401)	—	(14,969,722)
Class B
4/30/2015	17	—	—	(4,528)	—	(4,511)	891	—	—	—	—	(226,201)	—	(225,310)
10/31/2014	637	—	137	(12,422)	—	(11,648)	32,792	349	—	6,865	—	(648,657)	—	(608,651)
Class C
4/30/2015	8,753	—	399	(33,381)	—	(24,229)	378,367	—	—	16,601	—	(1,448,156)	—	(1,053,188)
10/31/2014	28,611	—	4,284	(88,054)	—	(55,159)	1,301,091	7,322	—	187,885	—	(3,970,858)	—	(2,474,560)
Class I
4/30/2015	420,498	—	31,784	(417,709)	—	34,573	19,622,393	—	—	1,415,638	—	(19,610,917)	—	1,427,114
10/31/2014	508,170	—	35,870	(274,750)	—	269,290	24,968,699	39,316	—	1,682,998	—	(13,469,889)	—	13,221,124
Class O
4/30/2015	3,580	—	—	(5,890)	—	(2,310)	164,693	—	—	—	—	(273,173)	—	(108,480)
10/31/2014	11,561	—	—	(10,652)	—	909	556,971	1,027	—	—	—	(514,565)	—	43,433
Class W
4/30/2015	75,104	—	7,891	(26,740)	—	56,255	4,110,020	—	—	421,359	—	(1,494,233)	—	3,037,146
10/31/2014	101,765	—	11,721	(104,874)	—	8,612	6,010,816	16,506	—	657,842	—	(6,236,539)	—	448,625
Russia
Class A
4/30/2015	320,234	—	132,805	(570,312)	—	(117,273)	7,247,263	—	—	2,569,763	13,110	(12,829,875)	—	(2,999,739)
10/31/2014	321,797	—	72,432	(1,806,814)	—	(1,412,585)	9,390,431	—	—	2,424,305	40,238	(54,069,006)	—	(42,214,032)
Class I
4/30/2015	79,462	—	4,777	(87,331)	—	(3,092)	1,734,528	—	—	92,943	6,708	(1,911,683)	—	(77,504)
10/31/2014	111,124	—	1,696	(156,009)	—	(43,189)	3,339,564	—	—	57,244	—	(4,852,510)	—	(1,455,702)
Class W
4/30/2015	7,121	—	122	(241)	—	7,002	153,686	—	—	2,366	3	(5,700)	—	150,355
10/31/2014	1,900	—	34	(2,135)	—	(201)	56,400	—	—	1,139	—	(66,396)	—	(8,857)

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified Emerging Markets Debt, Diversified International and Global Perspectives are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation (Diversified Emerging Markets Debt, Diversified International and Global Perspectives). Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or sub-adviser. There is a risk that a Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

49

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 13 — CONCENTRATION OF RISKS (continued)

Investment by Funds-of-Funds (Global Bond). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Funds and the Fund-of-Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Bond and Russia). Certain of the Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$470,661	$(470,661)	$—
Citigroup Global Markets	26,976	(26,976)	—
Citigroup Global Markets Limited	34,787	(34,787)	—
Credit Suisse Securities (Europe) Limited	1,022,363	(1,022,363)	—
Credit Suisse Securities (USA) LLC	133,589	(133,589)	—
Deutsche Bank Securities Inc.	201,369	(201,369)	—
Deutsche Bank AG	1,391,939	(1,391,939)	—
Goldman Sachs & Co.	1,702	(1,702)	—
JP Morgan Securities, Plc.	114,970	(114,970)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	66,378	(66,378)	—
Morgan Stanley & Co. LLC	267,849	(267,849)	—
Nomura International PLC	1,276,581	(1,276,581)	—
RBC Capital Markets, LLC	34,923	(34,923)	—
Scotia Capital (USA) INC	294,544	(294,544)	—

50

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 14 — SECURITIES LENDING (continued)

Multi-Manager International Small Cap (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
SG Americas Securities, LLC	11,320	(11,320)	—
UBS AG	382,696	(382,696)	—
UBS Securities LLC.	62,313	(62,313)	—
Total	$5,794,961	$(5,794,961)	$—

(1)	Collateral with a fair value of $6,162,914 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russia
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$325,004	$(325,004)	$—
JP Morgan Clearing Corp	2,621	(2,621)	—
JP Morgan Securities, Plc.	507,682	(507,682)	—
RBC Capital Markets, LLC	13,970	(13,970)	—
Total	$849,277	$(849,277)	$—

(1)	Collateral with a fair value of $1,312,965 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Return of Capital
Diversified Emerging Markets Debt	$42,991	$—	$—	$47,433	$—
Diversified International	2,510,368	—	—	—	—
Global Bond	—	—	10,687,799	—	22,284,070
Global Perspectives	665,378	208,159	—	132,047	—
Global Value Advantage	10,432,747	—	—	149,248	—
Multi-Manager International Small Cap	2,451,454	—	—	4,020,557	—
Russia	2,960,643	—	—	2,735,967	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

51

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Late Year Ordinary Losses	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	Deferred	(Depreciation)	Amount	Character	Expiration
Diversified Emerging Markets Debt	$31,249	$—	$—	$700	$(11,207)	Short-term	None
					(40,778)	Long-term	None
					$(51,985)
Diversified International	348,660	—	(4,289)	9,989,751	(27,472,008)	Short-term	2016
					(93,445,922)	Short-term	2017
					(33,117,873)	Short-term	2018
					(824,702)	Short-term	2019
					$(154,860,505)
Global Bond	—	—	—	8,892,606	(2,494,001)	Long-term	None
Global Perspectives	186,966	208,115	—	625,892	—	—	—
Global Value Advantage	10,270,500	—	—	31,214,225	(811,839,292)	Short-term	2016
					(70,133,094)	Short-term	2017
					(9,116,644)	Short-term	2018
					(111,346,203)	Long-term	None
					$(1,002,435,233)	*
Multi-Manager International Small Cap	2,071,469	—	—	10,285,846	(17,610,549)	Short-term	2016
					(202,973,948)	Short-term	2017
					$(220,584,497)
Russia	1,194,907	—	—	13,389,745	(57,143,677)	Short-term	2017
					(21,810,157)	Short-term	2018
					$(78,953,834)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of April 30, 2015, no provision for income tax is required in the Funds' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — INFORMATION REGARDING TRADING OF VOYA FINANCIAL’S MUTUAL FUNDS

On April 9, 2010, the SEC entered into a settlement of an administrative proceeding against Morgan Stanley & Co, Incorporated, (“MS&Co.” or “Respondent”), as successor to Morgan Stanley DW Inc. (“MSDW”). As part of the settlement, the Respondent has established a Fair Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of  $17 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $17 million plus interest earned by the Fair Fund.

On October 9, 2013, the SEC issued an order approving the proposed plan of distribution. On April 2, 2014, in connection with this settlement, the following funds received:

Global Value Advantage	$314,502
Mutli-Manager Small Cap	$90,758

52

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 17 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-advisers provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-advisers.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

Sub-adviser (Russia):

NNIP Advisors B.V. (“NNIP Advisors”) is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and NN Group is a majority-owned subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.

It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which NNIP Advisors provides services to the Fund for which NNIP Advisors serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the Fund in anticipation of the divestment. Shareholders of the Fund for which NNIP Advisors serves as a sub-adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment that are approved by the

53

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 17 — RESTRUCTURING PLAN (continued)

Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund may not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 18 — SUBSEQUENT EVENTS

Dividends: Subsequent to April 30, 2015, the Funds paid the following distributions:

	Type	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	ROC	$0.0350	May 4, 2015	April 30, 2015
Class B	ROC	$0.0279	May 4, 2015	April 30, 2015
Class C	ROC	$0.0286	May 4, 2015	April 30, 2015
Class I	ROC	$0.0374	May 4, 2015	April 30, 2015
Class O	ROC	$0.0350	May 4, 2015	April 30, 2015
Class R	ROC	$0.0330	May 4, 2015	April 30, 2015
Class R6	ROC	$0.0377	May 4, 2015	April 30, 2015
Class W	ROC	$0.0372	May 4, 2015	April 30, 2015
Class A	ROC	$0.0350	June 2, 2015	May 29, 2015
Class B	ROC	$0.0284	June 2, 2015	May 29, 2015
Class C	ROC	$0.0284	June 2, 2015	May 29, 2015
Class I	ROC	$0.0375	June 2, 2015	May 29, 2015
Class O	ROC	$0.0351	June 2, 2015	May 29, 2015
Class R	ROC	$0.0331	June 2, 2015	May 29, 2015
Class R6	ROC	$0.0377	June 2, 2015	May 29, 2015
Class W	ROC	$0.0372	June 2, 2015	May 29, 2015
Global Value Advantage
Class A	NII	$0.3232	May 22, 2015	May 20, 2015
Class B	NII	$0.2028	May 22, 2015	May 20, 2015
Class C	NII	$0.2386	May 22, 2015	May 20, 2015
Class I	NII	$0.3544	May 22, 2015	May 20, 2015
Class W	NII	$0.3552	May 22, 2015	May 20, 2015

ROC - Return of capital

NII - Net investment income

Combination of former Management Agreement and Administrative Agreement: At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Management Agreement so that, effective May 1, 2015, the terms of each Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Fund.

Reorganization: On May 5, 2015, shareholders of Voya Global Natural Resources Fund, which is not included in this report, approved the reorganization of Voya Global

Natural Resources Fund with and into Global Value Advantage. The reorganization occurred on May 22, 2015. In conjunction with the reorganization, effective close of business on May 22, 2015, the management fee for Global Value Advantage was changed to 0.950% on the first $500 million of assets; 0.900% on the next $500 million of assets; and 0.825% in excess of  $1 billion.

Line of Credit: Effective May 22, 2015, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

54

Voya Diversified Emerging Markets Debt Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 102.5%
	Affiliated Investment Companies: 102.5%
34,107	Voya Emerging Markets Corporate Debt Fund - Class P	$340,042	31.1
52,966	Voya Emerging Markets Hard Currency Debt Fund - Class P	511,123	46.7
34,544	Voya Emerging Markets Local Currency Debt Fund - Class P	270,137	24.7

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
	Total Mutual Funds (Cost $1,118,489)	$1,121,302	102.5
	Liabilities in Excess of Other Assets	(27,690)	(2.5)
	Net Assets	$1,093,612	100.0

Cost for federal income tax purposes is $1,125,667.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$13,826
Gross Unrealized Depreciation	(18,191)
Net Unrealized Depreciation	$(4,365)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Mutual Funds	$1,121,302	$—	$—	$1,121,302
Total Investments, at fair value	$1,121,302	$—	$—	$1,121,302
Other Financial Instruments+
Centrally Cleared Swaps	—	722	—	722
Forward Foreign Currency Contracts	—	574	—	574
Total Assets	$1,121,302	$1,296	$—	$1,122,598
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,274)	$—	$(2,274)
Total Liabilities	$—	$(2,274)	$—	$(2,274)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

55

Voya Diversified Emerging Markets Debt Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended April 30, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$480,071	$150,392	$(287,004)	$(3,417)	$340,042	$10,392	$(3,005)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	482,514	171,478	(151,155)	8,286	511,123	13,479	(11,156)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	108,865	169,000	—	(7,728)	270,137	—	—	—
	$1,071,450	$490,870	$(438,159)	$(2,859)	$1,121,302	$23,871	$(14,161)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At April 30, 2015, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Hungarian Forint	54,631	Buy	06/19/15	$190	$201	$11
Goldman Sachs & Co.	Indonesian Rupiah	16,683,000	Buy	05/22/15	1,261	1,280	19
HSBC Bank PLC	Colombian Peso	5,499,560	Buy	06/19/15	2,023	2,298	275
JPMorgan Chase & Co.	Malaysian Ringgit	4,347	Buy	05/22/15	1,185	1,216	31
JPMorgan Chase & Co.	Brazilian Real	5,677	Buy	06/19/15	1,712	1,854	142
JPMorgan Chase & Co.	South African Rand	870	Buy	06/19/15	69	73	4
Morgan Stanley	Peruvian Nuevo Sol	4,786	Buy	06/19/15	1,518	1,518	—
Morgan Stanley	Polish Zloty	4,176	Buy	06/19/15	1,066	1,158	92
Morgan Stanley	Turkish Lira	483	Buy	06/19/15	180	179	(1)
Morgan Stanley	Thai Baht	65,353	Buy	05/22/15	1,997	1,982	(15)
							$558
Barclays Bank PLC	Mexican Peso	22,955	Sell	06/19/15	$1,475	$1,491	$(16)
Morgan Stanley	Russian Ruble	595,210	Sell	06/19/15	9,108	11,350	(2,242)
Morgan Stanley	Philippine Peso	490	Sell	05/22/15	11	11	—
							$(2,258)

At April 30, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Diversified Emerging Markets Debt Fund:

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.722% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/14/19	USD	60,000	$722	$722
					$722	$722

See Accompanying Notes to Financial Statements

56

Voya Diversified Emerging Markets Debt Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$574
Interest rate contracts	Net Assets — Unrealized appreciation*	722
Total Asset Derivatives		$1,296

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,274
Total Liability Derivatives		$2,274

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$21,860	$—	$21,860
Interest rate contracts	—	443	443
Total	$21,860	$443	$22,303

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$(8,901)	$—	$(8,901)
Interest rate contracts	—	616	616
Total	$(8,901)	$616	$(8,285)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2015:

	Barclays Bank PLC	BNP Paribas	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$11	$—	$—	$19	$275	$177	$92	$574
Total Assets	$11	$—	$—	$19	$275	$177	$92	$574
Liabilities:
Forward foreign currency contracts	$16	$—	$—	$—	$—	$—	$2,258	$2,274
Total Liabilities	$16	$—	$—	$—	$—	$—	$2,258	$2,274
Net OTC derivative instruments by counterparty, at fair value	$(5)	$—	$—	$19	$275	$177	$(2,166)	$(1,700)
Total collateral pledged by the Fund/ (Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(5)	$—	$—	$19	$275	$177	$(2,166)	$(1,700)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

57

Voya Diversified International Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.4%
128,100	iShares MSCI EAFE Index Fund	$8,519,931	13.4
	Total Exchange-Traded Funds (Cost $8,197,551)	8,519,931	13.4

MUTUAL FUNDS: 86.7%
	Affiliated Investment Companies: 86.7%
1,674,020	Voya International Core Fund - Class I	16,773,681	26.5
570,383	Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,439,626	10.2
2,454,720	Voya Multi-Manager International Equity Fund - Class I	28,401,107	44.9
64,442	Voya Multi-Manager International Small Cap Fund - Class I	3,209,201	5.1

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
	Total Mutual Funds
	(Cost $45,957,935)	$54,823,615	86.7
	Total Investments in Securities (Cost $54,155,486)	$63,343,546	100.1
	Liabilities in Excess of Other Assets	(91,396)	(0.1)
	Net Assets	$63,252,150	100.0

Cost for federal income tax purposes is $55,031,317.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,312,229
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$8,312,229

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,519,931	$—	$—	$8,519,931
Mutual Funds	54,823,615	—	—	54,823,615
Total Investments, at fair value	$63,343,546	$—	$—	$63,343,546

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

58

Voya Diversified International Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended April 30, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya International Core Fund-Class I	$17,790,197	$3,539,998	$(3,022,411)	$(1,534,103)	$16,773,681	$148,766	$185,520	$2,269,651
Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,602,255	761,482	(2,547,222)	(376,889)	6,439,626	122,211	65,338	—
Voya Multi-Manager International Equity Fund - Class I	27,134,546	4,804,328	(3,312,719)	(225,048)	28,401,107	599,480	116,808	1,027,680
Voya Multi-Manager International Small Cap Fund - Class I	3,290,285	122,806	(238,334)	34,444	3,209,201	41,371	155,884	—
	$56,817,283	$9,228,614	$(9,120,686)	$(2,101,596)	$54,823,615	$911,828	$523,550	$3,297,331

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

59

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 31.2%
		Australia: 0.3%
930,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	$702,150	0.1
812,000		Other Securities	907,832	0.2
			1,609,982	0.3
		Bermuda: 0.1%
322,000	#	Digicel Ltd, 6.750%, 03/01/23	318,136	0.1
		Brazil: 0.3%
1,200,000		Other Securities	1,272,000	0.3
		Canada: 0.4%
940,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	992,875	0.2
822,000		Other Securities	811,177	0.2
			1,804,052	0.4
		China: 0.2%
1,078,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	1,075,773	0.2
		Colombia: 0.6%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,533,300	0.3
1,200,000		Other Securities	1,242,000	0.3
			2,775,300	0.6
		France: 0.8%
1,153,000		BPCE SA, 2.500%, 12/10/18	1,183,500	0.2
1,142,000	#	BPCE SA, 5.150%, 07/21/24	1,202,188	0.2
1,660,000	#	Numericable Group SA, 6.000%, 05/15/22	1,698,388	0.4
			4,084,076	0.8
		Germany: 0.3%
1,255,000		Other Securities	1,260,640	0.3
		Guernsey: 0.3%
1,228,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	1,230,719	0.3
		India: 0.6%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,379,704	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	496,305	0.1
1,200,000		Other Securities	1,199,250	0.2
			3,075,259	0.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Italy: 0.3%
1,216,000		Other Securities	$1,279,631	0.3
		Jamaica: 0.1%
243,000		Other Securities	237,654	0.1
		Japan: 0.6%
1,338,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 2.300%, 03/05/20	1,347,084	0.3
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	255,287	0.1
1,120,000	#	Softbank Corp., 4.500%, 04/15/20	1,153,600	0.2
			2,755,971	0.6
		Luxembourg: 0.5%
2,385,000		Other Securities	2,440,459	0.5
		Mexico: 0.4%
567,000	#	Cemex SAB de CV, 6.125%, 05/05/25	583,273	0.1
289,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	304,924	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,248,437	0.2
			2,136,634	0.4
		Netherlands: 0.9%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	608,062	0.1
1,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	1,226,188	0.2
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	818,025	0.2
1,667,000		Other Securities	1,760,531	0.4
			4,412,806	0.9
		Norway: 0.1%
660,000		Other Securities	652,413	0.1
		Russia: 0.7%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	399,000	0.1
2,900,000		Other Securities	2,878,310	0.6
			3,277,310	0.7
		Sweden: 0.4%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	1,002,499	0.2
1,130,000	#	Swedbank AB, 2.200%, 03/04/20	1,134,579	0.2
			2,137,078	0.4

See Accompanying Notes to Financial Statements

60

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Switzerland: 0.7%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	$2,186,767	0.4
1,143,000		Other Securities	1,375,964	0.3
			3,562,731	0.7
		United Arab Emirates: 0.3%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,282,500	0.3
		United Kingdom: 0.5%
1,704,000		Abbey National Treasury Services PLC/London, 2.375%, 03/16/20	1,717,579	0.4
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	688,357	0.1
			2,405,936	0.5
		United States: 21.8%
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	674,887	0.1
1,025,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,037,812	0.2
1,704,000		AT&T, Inc., 3.000%-5.350%, 06/30/22-09/01/40	1,763,413	0.4
875,000	#	Audatex North America, Inc., 6.000%, 06/15/21	906,990	0.2
2,221,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-04/01/24	2,298,503	0.5
940,000	#	Calpine Corp., 6.000%, 01/15/22	1,005,800	0.2
1,723,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,709,561	0.4
1,170,000	#	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,216,800	0.3
1,517,000		Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	1,634,056	0.3
1,064,000	#	COX Communications, Inc., 2.950%, 06/30/23	1,029,351	0.2
1,659,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,686,096	0.4
1,554,000		Energy Transfer Partners L.P., 4.900%-9.700%, 03/15/19-02/01/24	1,710,524	0.4
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,390,927	0.5

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	$658,500	0.1
1,956,000		Gannett Co., Inc., 5.125%-6.375%, 07/15/20-10/15/23	2,083,755	0.4
1,765,000		General Electric Capital Corp., 4.375%, 09/16/20	1,967,075	0.4
549,000		General Electric Capital Corp., 6.750%, 03/15/32	756,952	0.2
1,412,000	#	Glencore Funding LLC, 2.500%, 01/15/19	1,413,905	0.3
2,071,000		Goldman Sachs Group, Inc., 4.800%-5.250%, 07/27/21-07/08/44	2,313,822	0.5
1,197,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,580,356	0.3
1,025,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	1,041,656	0.2
556,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	605,965	0.1
730,000	#	JM Smucker Co, 3.000%, 03/15/22	734,122	0.2
915,000		JPMorgan Chase & Co., 6.000%, 12/29/49	944,737	0.2
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	549,590	0.1
680,000	#	Medtronic, Inc., 3.150%, 03/15/22	703,372	0.1
713,000	#	Medtronic, Inc., 3.500%, 03/15/25	738,556	0.2
2,082,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-05/22/23	2,147,463	0.4
2,151,000		Mylan, Inc./PA, 2.600%, 06/24/18	2,187,730	0.5
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	719,863	0.1
1,055,000	#	Sanmina Corp., 4.375%, 06/01/19	1,062,913	0.2
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,245,750	0.3
1,159,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,212,604	0.3

See Accompanying Notes to Financial Statements

61

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
586,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	$602,115	0.1
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	752,770	0.1
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,796,961	0.4
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	420,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	769,500	0.1
1,033,000		Wells Fargo & Co., 4.100%, 06/03/26	1,072,581	0.2
1,170,000	#	West Corp., 5.375%, 07/15/22	1,129,050	0.2
52,097,000		Other Securities	55,142,409	11.4
			105,418,792	21.8
		Total Corporate Bonds/Notes (Cost $144,489,602)	150,505,852	31.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.3%
		United States: 11.3%
756,898		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	762,809	0.2
1,340,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.735%, 06/10/49	1,402,981	0.3
1,190,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.735%, 06/10/49	1,222,107	0.3
950,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.011%, 02/10/51	1,006,284	0.2
1,980,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.582%, 07/10/42	2,032,170	0.4
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.331%, 09/10/47	722,079	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
379,053		Banc of America Mortgage 2005-J Trust 2A4, 2.714%, 11/25/35	$351,482	0.1
2,644,200	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR5 F, 5.483%, 07/11/42	2,821,913	0.6
896,185	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	990,643	0.2
420,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 5.040%, 09/10/45	436,928	0.1
1,140,000	#	COMM 2004-LNB2 H Mortgage Trust, 6.269%, 03/10/39	1,273,611	0.3
6,422,731	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.284%, 05/15/45	638,574	0.1
20,538,868	^	COMM 2012-CCRE4 XA Mortgage Trust, 2.108%, 10/15/45	2,038,384	0.4
5,775,340	^	COMM 2013-LC6 XA Mortgage Trust, 1.905%, 01/10/46	468,793	0.1
7,715,390	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.365%, 05/10/47	554,897	0.1
850,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.235%, 06/10/36	867,543	0.2
398,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.254%, 12/10/49	421,913	0.1
628,000	#	Credit Suisse Commercial Mortgage Trust Series-K1A, 5.415%, 02/25/21	628,323	0.1
56,931	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	57,009	0.0
974,398	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.253%, 07/27/37	978,325	0.2
660,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	690,511	0.2

See Accompanying Notes to Financial Statements

62

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
10,094,225	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.544%, 11/10/46	$207,168	0.0
300,000		Fannie Mae Connecticut Avenue Securities 2013-CO1 M2, 4.731%, 02/25/25	310,856	0.1
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.081%, 07/25/24	521,873	0.1
3,130,000		Fannie Mae Connecticut Avenue Securities, 5.081%, 11/25/24	3,334,054	0.7
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes - 2014-HQ2 M3, 3.931%, 09/25/24	988,598	0.2
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.931%, 10/25/24	595,497	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.381%, 03/25/25	303,121	0.0
370,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.981%, 03/25/25	376,440	0.1
320,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.331%, 01/25/25	333,609	0.1
1,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.731%, 10/25/24	1,989,167	0.4
5,440,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.444%, 12/15/47	131,849	0.1
1,043,811	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.623%, 10/15/37	1,049,695	0.2
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.843%, 06/12/41	454,319	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
14,460,039	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.928%, 06/15/45	$1,074,652	0.2
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.453%, 02/15/40	453,267	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	764,144	0.2
1,360,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.048%, 06/15/38	1,391,533	0.3
450,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.048%, 06/15/38	457,744	0.1
640,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 6.096%, 09/15/39	654,928	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 6.096%, 09/15/39	274,567	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 6.096%, 09/15/39	269,356	0.0
13,278,016	^	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 XA, 1.439%, 08/15/47	1,008,994	0.2
614,509		Morgan Stanley Capital I Trust 2007-HQ13 A2, 5.649%, 12/15/44	618,660	0.1
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.418%, 09/15/47	1,121,518	0.3
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.418%, 09/15/47	1,010,505	0.2
697,847		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.763%, 03/25/36	575,942	0.1
2,366,225	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	2,364,879	0.5
961,157	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.031%, 08/25/29	960,676	0.2

See Accompanying Notes to Financial Statements

63

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
2,211,332	#	Springleaf Mortgage Loan Trust 2013-3A A, 1.870%, 09/25/57	$2,211,203	0.5
1,140,000	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	1,192,341	0.2
11,460,641	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.283%, 08/10/49	1,209,668	0.2
10,823,068	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.247%, 10/15/45	1,087,529	0.2
775,161		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 5.355%, 08/25/35	771,144	0.2
571,985		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.574%, 03/25/36	556,608	0.1
5,060,961	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.352%, 08/15/45	493,322	0.1
15,916,080	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.206%, 09/15/46	834,986	0.2
2,139,861		Other Securities	2,113,100	0.4
		Total Collateralized Mortgage Obligations (Cost $53,465,691)	54,434,791	11.3

U.S. TREASURY OBLIGATIONS: 18.1%
		U.S. Treasury Bonds: 11.0%
48,554,000		2.000%, due 02/15/25	48,383,284	10.0
4,396,000		3.000%, due 11/15/44	4,624,386	1.0
			53,007,670	11.0
		U.S. Treasury Notes: 7.1%
890,000		0.375%, due 03/31/16	891,182	0.2
4,576,700		0.500%, due 04/30/17	4,569,190	0.9
2,986,200		0.750%, due 04/15/18	2,973,135	0.6
19,653,000		1.375%, due 03/31/20	19,597,736	4.1
6,528,000		1.750%, due 03/31/22	6,510,152	1.3
			34,541,395	7.1
		Total U.S. Treasury Obligations (Cost $87,828,811)	87,549,065	18.1

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 5.7%
		Cayman Islands: 5.2%
1,570,000	#	Ares XII CLO Ltd. 2007-12A C, 2.262%, 11/25/20	$1,570,323	0.3
3,050,000	#	Black Diamond CLO 2005-1A C, 1.040%, 06/20/17	3,027,894	0.6
2,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.961%, 03/17/21	1,946,080	0.4
3,050,000	#	Castle Garden Funding 2005-1A C1, 2.012%, 10/27/20	3,027,204	0.6
1,750,000	#	ColumbusNova CLO IV Ltd 2007-2A C, 2.525%, 10/15/21	1,720,369	0.4
1,000,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.006%, 04/04/18	990,163	0.2
1,900,000	#	Eaton Vance CDO IX Ltd. 2007-9A D, 1.775%, 04/20/19	1,857,271	0.4
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd. B, 0.726%, 08/07/21	812,530	0.2
2,200,000	#	Madison Park Funding Ltd., 1.277%, 07/26/21	2,159,131	0.5
2,750,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.277%, 03/25/20	2,745,284	0.6
1,000,000	#	Northwoods Capital VIII Ltd., 2.279%, 07/28/22	987,591	0.2
1,670,000	#	Vitesse CLO Ltd. 2006-1A B1L, 2.057%, 08/17/20	1,665,384	0.3
2,600,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 1.028%, 05/01/18	2,600,000	0.5
			25,109,224	5.2

See Accompanying Notes to Financial Statements

64

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
			United States: 0.5%
	300,000	#	Invitation Homes Trust 2013-SFR1 E, 2.900%, 12/17/30	$299,398	0.1
	460,000	#	Invitation Homes Trust 2014-SFR1 A, 1.180%, 06/17/31	459,113	0.1
	460,000	#	Invitation Homes Trust 2014-SFR1 C, 2.280%, 06/17/31	465,844	0.1
	1,310,102		Other Securities	1,155,902	0.2
				2,380,257	0.5
			Total Asset-Backed Securities (Cost $27,294,142)	27,489,481	5.7

FOREIGN GOVERNMENT BONDS: 15.9%
			Austria: 3.2%
EUR	12,300,000	#	Austria Government Bond, 1.650%, 10/21/24	15,321,351	3.2
			Brazil: 0.3%
	1,458,000		Other Securities	1,360,146	0.3
			Canada: 0.2%
CAD	880,000		Other Securities	939,518	0.2
			Colombia: 0.6%
	2,472,000		Colombia Government International Bond, 2.625%-8.125%, 03/15/23- 05/21/24	2,696,451	0.6
			Croatia: 0.1%
	300,000		Other Securities	332,250	0.1
			Dominican Republic: 0.2%
	686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	752,885	0.2
			Egypt: 0.1%
	410,000		Other Securities	438,536	0.1
			Germany: 2.2%
EUR	9,329,000	Z	Bundesobligation, 0.040%, 04/17/20	10,477,928	2.2
EUR	40,000		Other Securities	50,102	0.0
				10,528,030	2.2
			Guatemala: 0.1%
	530,000		Other Securities	703,575	0.1
			Hungary: 0.4%
	1,470,000		Hungary Government International Bond, 5.375%-7.625%, 02/21/23-03/29/41	1,926,172	0.4

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Indonesia: 0.6%
	2,000,000		Indonesia Government International Bond, 5.875%, 03/13/20	$2,275,000	0.5
	500,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	511,875	0.1
	200,000		Other Securities	199,500	0.0
				2,986,375	0.6
			Ivory Coast: 0.1%
	600,000		Other Securities	579,600	0.1
			Kazakhstan: 0.1%
	670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	690,100	0.1
			Lithuania: 0.2%
	600,000		Other Securities	741,606	0.2
			Mexico: 1.5%
MXN	68,670,000		Mexican Bonos, 6.500%, 06/10/21	4,696,716	1.0
	860,000		Mexico Government International Bond, 4.000%-4.750%, 10/02/23-03/08/44	901,040	0.2
	1,640,000		Petroleos Mexicanos, 5.500%, 01/21/21-06/27/44	1,669,350	0.3
				7,267,106	1.5
			Netherlands: 0.4%
	2,000,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	2,060,000	0.4
			Panama: 0.1%
	540,000		Other Securities	700,650	0.1
			Peru: 0.5%
	2,200,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	2,182,400	0.4
	250,000		Other Securities	301,875	0.1
				2,484,275	0.5
			Philippines: 0.3%
	880,000		Other Securities	1,227,187	0.3
			Poland: 0.1%
	495,000		Other Securities	565,909	0.1
			Russia: 0.3%
	850,911		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	997,463	0.2

See Accompanying Notes to Financial Statements

65

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Russia (continued)
	600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	$591,000	0.1
				1,588,463	0.3
			South Africa: 0.2%
	750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	726,810	0.2
			Spain: 1.0%
EUR	4,000,000	#	Spain Government Bond, 2.750%, 10/31/24	5,010,431	1.0
			Trinidad And Tobago: 0.1%
	468,750		Other Securities	503,320	0.1
			Turkey: 0.4%
	1,800,000		Turkey Government International Bond, 6.000%-7.375%, 02/05/25-01/14/41	2,140,200	0.4
			United Kingdom: 2.3%
GBP	10,000		United Kingdom Gilt, 4.500%, 09/07/34	20,362	0.0
GBP	4,000,000		United Kingdom Gilt, 3.500%, 01/22/45	7,379,569	1.5
GBP	2,000,000		United Kingdom Gilt, 5.000%, 03/07/25	3,949,892	0.8
				11,349,823	2.3
			Uruguay: 0.1%
	280,404		Other Securities	392,566	0.1
			Venezuela: 0.2%
	1,597,000		Other Securities	911,943	0.2
			Total Foreign Government Bonds (Cost $77,779,844)	76,925,278	15.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.9%
			Federal Home Loan Mortgage Corporation: 6.9%##
	3,420,000	W	0.300%, due 06/15/43	3,465,889	0.7
	4,643,000	W	0.350%, due 10/15/41	4,846,585	1.0
	2,660,000		3.000%, due 04/01/45	2,709,607	0.6
	2,660,000		3.000%, due 04/01/45	2,708,781	0.5
	2,833,296	^	4.000%, due 12/15/41	456,442	0.1
	29,909,771	^	4.000%, due 04/15/43	5,609,766	1.2
	7,012,088	^	5.000%, due 04/15/39	1,291,701	0.3
	3,240,998	^	5.000%, due 02/15/40	618,042	0.1
	7,293,702	^	5.819%, due 05/15/36	798,077	0.2

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation (continued)
4,542,686	^	5.869%, due 02/15/37	$747,298	0.1
5,757,814	^	5.869%, due 07/15/40	917,851	0.2
18,832,204	^	5.919%, due 09/15/36	3,257,384	0.7
12,979,400	^	6.369%, due 05/15/41	2,867,400	0.6
9,727,711	^	6.469%, due 02/15/41	1,641,254	0.3
4,267,334	^	6.819%, due 02/15/33	853,559	0.2
439,709		5.500%, due 11/15/32	482,515	0.1
			33,272,151	6.9
		Federal National Mortgage Association: 8.7%##
2,633,000	W	0.300%, due 06/01/43	2,672,962	0.6
6,567,000	W	0.400%, due 02/25/39	7,017,841	1.4
2,266,898		3.000%, due 01/25/38	2,380,042	0.5
4,041,855		3.000%, due 07/01/43	4,134,611	0.9
2,000,451		3.000%, due 07/01/43	2,040,405	0.4
5,655,362	^	4.500%, due 02/25/43	831,824	0.2
6,629,302		4.500%, due 05/01/44	7,227,191	1.5
2,848,797	^	5.000%, due 05/25/18	144,703	0.0
6,584,805	^	5.769%, due 09/25/41	1,055,282	0.2
26,631,654	^	5.889%, due 11/25/40	3,637,743	0.7
4,918,658	^	5.919%, due 07/25/38	604,367	0.1
3,249,487	^	6.269%, due 02/25/42	585,691	0.1
6,606,083	^	6.369%, due 09/25/40	1,266,707	0.3
1,827,451	^	6.589%, due 04/25/37	357,121	0.1
6,994,449	W	0.250%-32.544%, due 11/25/26-06/15/44	7,929,945	1.7
			41,886,435	8.7
		Government National Mortgage Association: 3.3%
4,391,668	^	3.000%, due 01/20/28	517,387	0.1
12,031,143	^	4.000%, due 08/16/26	1,490,146	0.3
12,270,648	^	4.000%, due 04/20/38	1,196,275	0.3
2,633,172		4.500%, due 07/20/34	2,858,193	0.6
1,780,662		4.500%, due 07/20/34	1,932,852	0.4
6,900,728	^	4.500%, due 12/20/37	544,774	0.1
2,446,251	^	5.000%, due 11/20/39	373,214	0.1
4,119,675	^	5.000%, due 10/20/40	635,797	0.1
5,953,205	^	6.468%, due 09/16/40	1,133,162	0.2
4,441,948		0.350%-24.631%, due 07/20/34-10/20/60	5,260,595	1.1
			15,942,395	3.3

See Accompanying Notes to Financial Statements

66

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
	Total U.S. Government Agency Obligations (Cost $88,430,919)	$91,100,981	18.9

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.5%
		Options on Currencies: 0.0%
26,050,000	@	Put CNH vs Call USD, Strike @ 6.463, Exp. 08/03/15 Counterparty: JPMorgan Chase & Co.	31,475	0.0
		OTC Interest Rate Swaptions: 0.5%
141,747,000	@	Pay a fixed rate equal to 1.667% and receive a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 09/11/15 Counterparty: JPMorgan Chase & Co.	283,513	0.1
199,554,000	@	Pay a fixed rate equal to 2.190% and receive a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 05/07/15 Counterparty: Morgan Stanley	334,667	0.1
127,837,000	@	Pay a fixed rate equal to 2.210% and receive a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 05/07/15 Counterparty: Bank of America	154,918	0.0
127,837,000	@	Pay a fixed rate equal to 2.218% and receive a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 05/07/15 Counterparty: Bank of America	135,047	0.0
126,728,000	@	Pay a fixed rate equal to 4.900% and receive a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Citigroup, Inc.	—	—
14,430,000	@	Pay a fixed rate equal to 5.030% and receive a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 05/22/15 Counterparty: Citigroup, Inc.	—	—

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions (continued)
141,747,000	@	Receive a fixed rate equal to 1.667% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 09/11/15 Counterparty: JPMorgan Chase & Co.	$1,542,517	0.3
			2,450,662	0.5
		Total Purchased Options (Cost $3,645,484)	2,482,137	0.5
		Total Long-Term Investments (Cost $482,934,493)	490,487,585	101.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
7,893,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $7,893,000)	7,893,000	1.6
	Total Short-Term Investments (Cost $7,893,000)	7,893,000	1.6
	Total Investments in Securities (Cost $490,827,493)	$498,380,585	103.2
	Liabilities in Excess of Other Assets	(15,358,276)	(3.2)
	Net Assets	$483,022,309	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

&	Payment-in-kind

See Accompanying Notes to Financial Statements

67

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

W	Settlement is on a when-issued or delayed-delivery basis.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

MXN	Mexican Peso

Cost for federal income tax purposes is $491,445,628.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,152,073
Gross Unrealized Depreciation	(7,217,116)
Net Unrealized Appreciation	$6,934,957

Sector Diversification	Percentage of Net Assets
U.S. Government Agency Obligations	18.9%
U.S. Treasury Obligations	18.1

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	15.9
Collateralized Mortgage Obligations	11.3
Financial	9.7
Communications	6.5
Other Asset-Backed Securities	5.7
Consumer, Non-cyclical	3.9
Basic Materials	2.8
Energy	2.2
Consumer, Cyclical	2.0
Utilities	1.9
Technology	1.4
Industrial	0.7
Purchased Options	0.5
Diversified	0.1
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(3.2)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Purchased Options	$—	$2,482,137	$—	$2,482,137
Corporate Bonds/Notes	—	150,505,852	—	150,505,852
Collateralized Mortgage Obligations	—	54,434,791	—	54,434,791
U.S. Treasury Obligations	—	87,549,065	—	87,549,065
Asset-Backed Securities	—	27,489,481	—	27,489,481
Foreign Government Bonds	—	76,925,278	—	76,925,278
U.S. Government Agency Obligations	—	91,100,981	—	91,100,981
Short-Term Investments	7,893,000	—	—	7,893,000
Total Investments, at fair value	$7,893,000	$490,487,585	$—	$498,380,585
Other Financial Instruments+
Centrally Cleared Swaps	—	7,336,076	—	7,336,076
Forward Foreign Currency Contracts	—	11,407,310	—	11,407,310
Futures	2,493,975	—	—	2,493,975
Total Assets	$10,386,975	$509,230,971	$—	$519,617,946

See Accompanying Notes to Financial Statements

68

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(12,751,901)	$—	$(12,751,901)
Forward Foreign Currency Contracts	—	(11,938,684)	—	(11,938,684)
Futures	(1,085,407)	—	—	(1,085,407)
Written Options	—	(8,473,218)	—	(8,473,218)
Total Liabilities	$(1,085,407)	$(33,163,803)	$—	$(34,249,210)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At April 30, 2015, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Australian Dollar	1,471,907	Buy	05/22/15	$1,155,000	$1,163,610	$8,610
Barclays Bank PLC	Hong Kong Sar Dollar	1,153,673	Buy	05/22/15	148,721	148,851	130
Barclays Bank PLC	Hungarian Forint	44,150,298	Buy	06/19/15	153,719	163,006	9,287
Barclays Bank PLC	Mexican Peso	104,695,773	Buy	06/19/15	6,727,137	6,801,137	74,000
BNP Paribas Bank	EU Euro	21,999,742	Buy	05/22/15	24,732,000	24,708,429	(23,571)
BNP Paribas Bank	Norwegian Krone	29,001,967	Buy	05/22/15	3,780,000	3,849,628	69,628
Citigroup, Inc.	British Pound	2,737,586	Buy	05/22/15	4,192,000	4,201,626	9,626
Citigroup, Inc.	Swiss Franc	1,244,999	Buy	05/22/15	1,327,000	1,335,343	8,343
Citigroup, Inc.	British Pound	582,343	Buy	05/22/15	867,000	893,776	26,776
Citigroup, Inc.	Swiss Franc	827,834	Buy	05/22/15	852,000	887,906	35,906
Citigroup, Inc.	EU Euro	2,965,978	Buy	05/22/15	3,167,000	3,331,159	164,159
Citigroup, Inc.	British Pound	1,628,487	Buy	05/22/15	2,402,849	2,499,390	96,541
Citigroup, Inc.	British Pound	3,250,913	Buy	05/22/15	4,801,140	4,989,477	188,337
Citigroup, Inc.	British Pound	819,951	Buy	05/22/15	1,200,000	1,258,454	58,454
Citigroup, Inc.	British Pound	819,396	Buy	05/22/15	1,200,000	1,257,603	57,603
Citigroup, Inc.	British Pound	1,288,817	Buy	05/22/15	1,916,000	1,978,067	62,067
Citigroup, Inc.	British Pound	1,185,938	Buy	05/22/15	1,758,000	1,820,168	62,168
Citigroup, Inc.	EU Euro	3,460,073	Buy	05/22/15	3,757,028	3,886,089	129,061
Citigroup, Inc.	British Pound	255,599	Buy	05/22/15	378,132	392,292	14,160
Citigroup, Inc.	Swedish Krona	17,082,729	Buy	05/22/15	2,012,000	2,050,668	38,668
Citigroup, Inc.	Norwegian Krone	41,047,327	Buy	05/22/15	5,061,000	5,448,490	387,490
Citigroup, Inc.	Canadian Dollar	2,046,736	Buy	05/22/15	1,600,000	1,695,994	95,994
Citigroup, Inc.	Canadian Dollar	1,487,618	Buy	05/22/15	1,164,000	1,232,690	68,690
Citigroup, Inc.	Israeli New Shekel	2,455,415	Buy	06/19/15	625,236	635,949	10,713
Citigroup, Inc.	Australian Dollar	4,095,676	Buy	05/22/15	3,151,000	3,237,819	86,819
Citigroup, Inc.	Australian Dollar	12,567,974	Buy	05/22/15	9,868,687	9,935,557	66,870
Citigroup, Inc.	Canadian Dollar	19,081,807	Buy	05/22/15	15,341,613	15,811,826	470,213

See Accompanying Notes to Financial Statements

69

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EU Euro	1,660,897	Buy	05/22/15	1,860,000	1,865,392	5,392
Deutsche Bank AG	British Pound	929,194	Buy	05/22/15	1,434,000	1,426,120	(7,880)
Deutsche Bank AG	EU Euro	1,601,026	Buy	05/22/15	1,743,000	1,798,150	55,150
Deutsche Bank AG	Australian Dollar	2,375,563	Buy	05/22/15	1,846,000	1,877,991	31,991
Deutsche Bank AG	Australian Dollar	1,930,545	Buy	05/22/15	1,481,000	1,526,184	45,184
Deutsche Bank AG	British Pound	3,263,536	Buy	05/22/15	4,799,000	5,008,849	209,849
Deutsche Bank AG	British Pound	1,627,422	Buy	05/22/15	2,399,000	2,497,754	98,754
Deutsche Bank AG	British Pound	818,380	Buy	05/22/15	1,200,000	1,256,044	56,044
Deutsche Bank AG	British Pound	1,640,004	Buy	05/22/15	2,399,000	2,517,066	118,066
Deutsche Bank AG	British Pound	1,640,947	Buy	05/22/15	2,399,000	2,518,512	119,512
Deutsche Bank AG	British Pound	1,634,685	Buy	05/22/15	2,399,000	2,508,902	109,902
Deutsche Bank AG	EU Euro	4,347,439	Buy	05/22/15	4,692,000	4,882,712	190,712
Deutsche Bank AG	Canadian Dollar	1,686,819	Buy	05/22/15	1,352,000	1,397,755	45,755
Deutsche Bank AG	EU Euro	1,066,809	Buy	05/22/15	1,174,000	1,198,159	24,159
Deutsche Bank AG	EU Euro	816,301	Buy	05/22/15	878,000	916,807	38,807
Deutsche Bank AG	EU Euro	443,441	Buy	05/22/15	470,000	498,039	28,039
Deutsche Bank AG	Canadian Dollar	1,454,144	Buy	05/22/15	1,136,000	1,204,952	68,952
Deutsche Bank AG	South African Rand	3,152,397	Buy	06/19/15	264,447	262,933	(1,514)
Deutsche Bank AG	Japanese Yen	233,481,190	Buy	05/22/15	1,930,000	1,955,783	25,783
Deutsche Bank AG	British Pound	15,501,184	Buy	05/22/15	23,879,000	23,791,096	(87,904)
Goldman Sachs & Co.	EU Euro	1,445,019	Buy	05/22/15	1,608,000	1,622,935	14,935
Goldman Sachs & Co.	Japanese Yen	148,731,769	Buy	05/22/15	1,249,000	1,245,870	(3,130)
Goldman Sachs & Co.	EU Euro	2,208,800	Buy	05/22/15	2,406,000	2,480,756	74,756
Goldman Sachs & Co.	Japanese Yen	309,320,853	Buy	05/22/15	2,597,000	2,591,064	(5,936)
Goldman Sachs & Co.	British Pound	54,501	Buy	05/22/15	83,000	83,648	648
Goldman Sachs & Co.	EU Euro	38,246,699	Buy	05/22/15	43,440,883	42,955,769	(485,114)
Goldman Sachs & Co.	Singapore Dollar	1,168,896	Buy	05/22/15	858,914	883,046	24,132
HSBC Bank PLC	Colombian Peso	21,945,913	Buy	06/19/15	8,074	9,173	1,099
HSBC Bank PLC	Romanian New Leu	62,298	Buy	06/19/15	14,823	15,798	975
JPMorgan Chase & Co.	Japanese Yen	404,781,402	Buy	05/22/15	3,388,000	3,390,700	2,700
JPMorgan Chase & Co.	Norwegian Krone	47,753,416	Buy	05/22/15	6,108,000	6,338,635	230,635
JPMorgan Chase & Co.	British Pound	979,265	Buy	05/22/15	1,462,000	1,502,969	40,969
JPMorgan Chase & Co.	Australian Dollar	2,042,197	Buy	05/22/15	1,593,000	1,614,450	21,450
JPMorgan Chase & Co.	British Pound	1,635,280	Buy	05/22/15	2,399,000	2,509,815	110,815
JPMorgan Chase & Co.	Japanese Yen	225,745,342	Buy	05/22/15	1,892,000	1,890,983	(1,017)
JPMorgan Chase & Co.	British Pound	3,277,487	Buy	05/22/15	4,799,000	5,030,262	231,262
JPMorgan Chase & Co.	British Pound	1,639,066	Buy	05/22/15	2,399,000	2,515,626	116,626
JPMorgan Chase & Co.	British Pound	1,639,369	Buy	05/22/15	2,399,000	2,516,091	117,091
JPMorgan Chase & Co.	EU Euro	1,739,326	Buy	05/22/15	1,844,000	1,953,479	109,479
JPMorgan Chase & Co.	British Pound	6,564,142	Buy	05/22/15	9,597,000	10,074,594	477,594
JPMorgan Chase & Co.	EU Euro	13,045,966	Buy	05/22/15	14,354,000	14,652,232	298,232
JPMorgan Chase & Co.	Norwegian Krone	20,273,473	Buy	05/22/15	2,552,000	2,691,036	139,036
JPMorgan Chase & Co.	New Zealand Dollar	6,371,217	Buy	05/22/15	4,822,000	4,854,071	32,071

See Accompanying Notes to Financial Statements

70

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Swedish Krona	44,227,495	Buy	05/22/15	5,191,000	5,309,216	118,216
JPMorgan Chase & Co.	British Pound	518,118	Buy	05/22/15	769,000	795,204	26,204
JPMorgan Chase & Co.	EU Euro	1,828,751	Buy	05/22/15	1,979,000	2,053,913	74,913
JPMorgan Chase & Co.	Australian Dollar	5,588,028	Buy	05/22/15	4,336,000	4,417,591	81,591
JPMorgan Chase & Co.	Canadian Dollar	1,533,572	Buy	05/22/15	1,218,000	1,270,769	52,769
JPMorgan Chase & Co.	EU Euro	10,828,113	Buy	05/22/15	11,778,000	12,161,310	383,310
JPMorgan Chase & Co.	New Zealand Dollar	5,285,368	Buy	05/22/15	3,877,000	4,026,790	149,790
JPMorgan Chase & Co.	British Pound	2,211,462	Buy	05/22/15	3,288,000	3,394,135	106,135
JPMorgan Chase & Co.	Malaysian Ringgit	3,721,157	Buy	05/22/15	1,014,852	1,041,851	26,999
JPMorgan Chase & Co.	Brazilian Real	97,178	Buy	06/19/15	29,301	31,734	2,433
JPMorgan Chase & Co.	South African Rand	11,994,382	Buy	06/19/15	949,163	1,000,417	51,254
Morgan Stanley	Japanese Yen	182,167,704	Buy	05/22/15	1,531,000	1,525,950	(5,050)
Morgan Stanley	New Zealand Dollar	6,629,233	Buy	05/22/15	5,020,000	5,050,647	30,647
Morgan Stanley	Australian Dollar	1,543,008	Buy	05/22/15	1,188,000	1,219,819	31,819
Morgan Stanley	Australian Dollar	1,458,195	Buy	05/22/15	1,110,000	1,152,769	42,769
Morgan Stanley	EU Euro	1,165,691	Buy	05/22/15	1,233,000	1,309,215	76,215
Morgan Stanley	British Pound	636,673	Buy	05/22/15	934,000	977,161	43,161
Morgan Stanley	EU Euro	7,001,285	Buy	05/22/15	7,454,000	7,863,308	409,308
Morgan Stanley	British Pound	4,517,278	Buy	05/22/15	6,635,000	6,933,083	298,083
Morgan Stanley	British Pound	8,155,538	Buy	05/22/15	11,997,000	12,517,056	520,056
Morgan Stanley	Japanese Yen	219,881,843	Buy	05/22/15	1,827,000	1,841,867	14,867
Morgan Stanley	Australian Dollar	11,710,133	Buy	05/22/15	8,927,000	9,257,395	330,395
Morgan Stanley	Australian Dollar	3,531,711	Buy	05/22/15	2,756,000	2,791,979	35,979
Morgan Stanley	Canadian Dollar	1,554,056	Buy	05/22/15	1,245,000	1,287,743	42,743
Morgan Stanley	New Zealand Dollar	4,705,063	Buy	05/22/15	3,555,000	3,584,670	29,670
Morgan Stanley	New Zealand Dollar	4,557,312	Buy	05/22/15	3,349,000	3,472,102	123,102
Morgan Stanley	New Zealand Dollar	3,683,729	Buy	05/22/15	2,767,000	2,806,541	39,541
Morgan Stanley	New Zealand Dollar	2,248,747	Buy	05/22/15	1,679,000	1,713,264	34,264
Morgan Stanley	EU Euro	10,836,891	Buy	05/22/15	11,778,000	12,171,168	393,168
Morgan Stanley	Swedish Krona	11,295,597	Buy	05/22/15	1,312,000	1,355,961	43,961
Morgan Stanley	Japanese Yen	2,827,285,008	Buy	05/22/15	23,313,000	23,683,095	370,095
Morgan Stanley	New Zealand Dollar	1,427,748	Buy	05/22/15	1,048,000	1,087,766	39,766
Morgan Stanley	New Zealand Dollar	1,336,449	Buy	05/22/15	973,000	1,018,207	45,207
Morgan Stanley	Norwegian Krone	54,468,324	Buy	05/22/15	6,696,000	7,229,950	533,950
Morgan Stanley	South Korean Won	6,807,577,482	Buy	05/22/15	6,113,675	6,328,793	215,118
Morgan Stanley	Philippine Peso	5,747,021	Buy	05/22/15	129,671	128,825	(846)
Morgan Stanley	Thai Baht	56,694,198	Buy	05/22/15	1,732,178	1,718,798	(13,380)
Morgan Stanley	Chilean Peso	42,359,358	Buy	06/19/15	65,633	68,946	3,313
Morgan Stanley	Czech Koruna	12,398,032	Buy	06/19/15	481,155	507,508	26,353
Morgan Stanley	Peruvian Nuevo Sol	172,112	Buy	06/19/15	54,578	54,567	(11)
Morgan Stanley	Polish Zloty	4,397,765	Buy	06/19/15	1,122,882	1,219,694	96,812
Morgan Stanley	Russian Ruble	31,185,849	Buy	06/19/15	477,213	594,665	117,452
Morgan Stanley	Turkish Lira	2,137,465	Buy	06/19/15	794,892	788,652	(6,240)

See Accompanying Notes to Financial Statements

71

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Australian Dollar	2,052,669	Buy	05/22/15	1,620,000	1,622,729	2,729
Morgan Stanley	British Pound	1,523,535	Buy	05/22/15	2,334,000	2,338,310	4,310
Morgan Stanley	Japanese Yen	131,241,334	Buy	05/22/15	1,104,000	1,099,359	(4,641)
Morgan Stanley	British Pound	1,361,972	Buy	05/22/15	2,052,000	2,090,343	38,343
Morgan Stanley	British Pound	1,062,291	Buy	05/22/15	1,606,000	1,630,396	24,396
Morgan Stanley	EU Euro	1,205,531	Buy	05/22/15	1,310,000	1,353,960	43,960
Morgan Stanley	Australian Dollar	5,090,118	Buy	05/22/15	3,939,000	4,023,971	84,971
Morgan Stanley	EU Euro	24,082,554	Buy	05/22/15	26,982,686	27,047,684	64,998
Morgan Stanley	EU Euro	17,726,054	Buy	05/22/15	19,923,000	19,908,549	(14,451)
Morgan Stanley	EU Euro	13,482,488	Buy	05/22/15	15,114,000	15,142,500	28,500
Morgan Stanley	British Pound	15,768,645	Buy	05/22/15	24,350,000	24,201,594	(148,406)
Morgan Stanley	British Pound	2,484,996	Buy	05/22/15	3,825,000	3,813,953	(11,047)
Morgan Stanley	Swedish Krona	23,497,685	Buy	05/22/15	2,800,000	2,820,740	20,740
Morgan Stanley	Swiss Franc	4,013,785	Buy	05/22/15	4,244,152	4,305,049	60,897
Morgan Stanley	Danish Krone	11,481,481	Buy	05/22/15	1,750,279	1,727,986	(22,293)
Morgan Stanley	British Pound	23,325,745	Buy	05/22/15	36,113,895	35,800,171	(313,724)
Morgan Stanley	Japanese Yen	9,193,605,643	Buy	05/22/15	77,328,111	77,011,350	(316,761)
							$9,579,225
Barclays Bank PLC	Australian Dollar	1,451,110	Sell	05/22/15	$1,117,000	$1,147,168	$(30,168)
Barclays Bank PLC	Mexican Peso	2,959,385	Sell	06/19/15	193,000	192,245	755
Barclays Bank PLC	Swiss Franc	756,293	Sell	05/22/15	780,000	811,174	(31,174)
Barclays Bank PLC	Swedish Krona	8,432,742	Sell	05/22/15	981,000	1,012,294	(31,294)
Barclays Bank PLC	Norwegian Krone	13,776,139	Sell	05/22/15	1,740,000	1,828,600	(88,600)
Barclays Bank PLC	British Pound	1,503,851	Sell	05/22/15	2,214,000	2,308,099	(94,099)
Barclays Bank PLC	British Pound	768,118	Sell	05/22/15	1,156,000	1,178,901	(22,901)
Barclays Bank PLC	Japanese Yen	361,232,225	Sell	05/22/15	3,009,000	3,025,905	(16,905)
BNP Paribas Bank	EU Euro	844,352	Sell	05/22/15	886,000	948,311	(62,311)
Citigroup, Inc.	Norwegian Krone	14,184,975	Sell	05/22/15	1,890,000	1,882,868	7,132
Citigroup, Inc.	Swiss Franc	1,122,007	Sell	05/22/15	1,178,000	1,203,427	(25,427)
Citigroup, Inc.	British Pound	1,064,454	Sell	05/22/15	1,579,000	1,633,716	(54,716)
Citigroup, Inc.	British Pound	821,558	Sell	05/22/15	1,200,000	1,260,921	(60,921)
Citigroup, Inc.	British Pound	3,278,081	Sell	05/22/15	4,799,000	5,031,173	(232,173)
Citigroup, Inc.	British Pound	3,278,662	Sell	05/22/15	4,799,000	5,032,065	(233,065)
Citigroup, Inc.	British Pound	3,268,769	Sell	05/22/15	4,799,000	5,016,881	(217,881)
Citigroup, Inc.	New Zealand Dollar	1,191,155	Sell	05/22/15	894,000	907,511	(13,511)
Citigroup, Inc.	Japanese Yen	226,662,291	Sell	05/22/15	1,905,000	1,898,664	6,336
Citigroup, Inc.	New Zealand Dollar	1,668,713	Sell	05/22/15	1,260,000	1,271,351	(11,351)
Citigroup, Inc.	Norwegian Krone	8,001,437	Sell	05/22/15	1,018,000	1,062,085	(44,085)
Citigroup, Inc.	British Pound	617,283	Sell	05/22/15	922,000	947,401	(25,401)
Citigroup, Inc.	Australian Dollar	1,718,027	Sell	05/22/15	1,306,000	1,358,179	(52,179)
Citigroup, Inc.	Norwegian Krone	13,338,235	Sell	05/22/15	1,627,000	1,770,475	(143,475)
Citigroup, Inc.	EU Euro	1,248,500	Sell	05/22/15	1,323,000	1,402,219	(79,219)

See Accompanying Notes to Financial Statements

72

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	New Zealand Dollar	3,726,255	Sell	05/22/15	2,768,000	2,838,941	(70,941)
Citigroup, Inc.	Swiss Franc	1,210,765	Sell	05/22/15	1,245,000	1,298,625	(53,625)
Deutsche Bank AG	EU Euro	2,676,729	Sell	05/22/15	2,873,000	3,006,297	(133,297)
Deutsche Bank AG	British Pound	841,831	Sell	05/22/15	1,259,000	1,292,036	(33,036)
Deutsche Bank AG	British Pound	820,567	Sell	05/22/15	1,200,000	1,259,400	(59,400)
Deutsche Bank AG	British Pound	1,642,946	Sell	05/22/15	2,399,000	2,521,581	(122,581)
Deutsche Bank AG	Australian Dollar	2,759,322	Sell	05/22/15	2,089,000	2,181,370	(92,370)
Deutsche Bank AG	British Pound	819,340	Sell	05/22/15	1,200,000	1,257,516	(57,516)
Deutsche Bank AG	British Pound	3,268,464	Sell	05/22/15	4,799,000	5,016,412	(217,412)
Deutsche Bank AG	Australian Dollar	1,496,343	Sell	05/22/15	1,146,000	1,182,928	(36,928)
Deutsche Bank AG	EU Euro	1,921,708	Sell	05/22/15	2,047,000	2,158,316	(111,316)
Deutsche Bank AG	British Pound	1,238,426	Sell	05/22/15	1,825,000	1,900,726	(75,726)
Deutsche Bank AG	EU Euro	13,187,872	Sell	05/22/15	14,859,000	14,811,611	47,389
Goldman Sachs & Co.	British Pound	16,384,638	Sell	05/22/15	23,993,000	25,147,015	(1,154,015)
Goldman Sachs & Co.	New Zealand Dollar	2,071,600	Sell	05/22/15	1,560,000	1,578,301	(18,301)
Goldman Sachs & Co.	EU Euro	20,840,202	Sell	05/22/15	23,361,000	23,406,123	(45,123)
Goldman Sachs & Co.	EU Euro	21,710,007	Sell	05/22/15	24,506,000	24,383,021	122,979
Goldman Sachs & Co.	Canadian Dollar	3,166,671	Sell	05/22/15	2,525,000	2,624,010	(99,010)
Goldman Sachs & Co.	Swedish Krona	5,944,780	Sell	05/22/15	712,788	713,631	(843)
Goldman Sachs & Co.	Indonesian Rupiah	1,261,220,000	Sell	05/22/15	95,331	96,797	(1,466)
JPMorgan Chase & Co.	Australian Dollar	1,842,008	Sell	05/22/15	1,480,000	1,456,191	23,809
JPMorgan Chase & Co.	Australian Dollar	2,028,862	Sell	05/22/15	1,584,000	1,603,908	(19,908)
JPMorgan Chase & Co.	British Pound	3,012,118	Sell	05/22/15	4,538,000	4,622,976	(84,976)
JPMorgan Chase & Co.	EU Euro	3,200,742	Sell	05/22/15	3,437,000	3,594,829	(157,829)
JPMorgan Chase & Co.	British Pound	3,277,350	Sell	05/22/15	4,799,000	5,030,052	(231,052)
JPMorgan Chase & Co.	Swiss Franc	3,359,579	Sell	05/22/15	3,438,000	3,603,369	(165,369)
JPMorgan Chase & Co.	British Pound	4,160,505	Sell	05/22/15	6,217,000	6,385,510	(168,510)
JPMorgan Chase & Co.	New Zealand Dollar	2,662,659	Sell	05/22/15	1,983,000	2,028,614	(45,614)
JPMorgan Chase & Co.	New Zealand Dollar	9,079,262	Sell	05/22/15	6,771,000	6,917,263	(146,263)
JPMorgan Chase & Co.	British Pound	4,013,074	Sell	05/22/15	5,956,000	6,159,235	(203,235)
JPMorgan Chase & Co.	New Zealand Dollar	4,160,225	Sell	05/22/15	3,165,000	3,169,572	(4,572)
JPMorgan Chase & Co.	EU Euro	754,307	Sell	05/22/15	826,000	847,180	(21,180)
JPMorgan Chase & Co.	EU Euro	6,631,466	Sell	05/22/15	7,040,143	7,447,956	(407,813)
JPMorgan Chase & Co.	British Pound	907,030	Sell	05/22/15	1,354,000	1,392,102	(38,102)
JPMorgan Chase & Co.	Australian Dollar	13,493,740	Sell	05/22/15	10,345,000	10,667,417	(322,417)
JPMorgan Chase & Co.	Japanese Yen	2,851,361,572	Sell	05/22/15	23,566,000	23,884,775	(318,775)
JPMorgan Chase & Co.	British Pound	15,433,851	Sell	05/22/15	23,744,000	23,687,755	56,245
JPMorgan Chase & Co.	EU Euro	3,174,078	Sell	05/22/15	3,557,000	3,564,882	(7,882)
JPMorgan Chase & Co.	Japanese Yen	151,846,794	Sell	05/22/15	1,272,000	1,271,963	37
Morgan Stanley	Australian Dollar	3,943,506	Sell	05/22/15	3,092,000	3,117,521	(25,521)
Morgan Stanley	Australian Dollar	5,077,318	Sell	05/22/15	3,943,000	4,013,852	(70,852)
Morgan Stanley	EU Euro	4,968,490	Sell	05/22/15	5,387,000	5,580,229	(193,229)
Morgan Stanley	EU Euro	17,359	Sell	05/22/15	18,648	19,496	(848)

See Accompanying Notes to Financial Statements

73

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Japanese Yen	228,241,482	Sell	05/22/15	1,918,000	1,911,892	6,108
Morgan Stanley	British Pound	1,638,778	Sell	05/22/15	2,399,000	2,515,183	(116,183)
Morgan Stanley	British Pound	819,842	Sell	05/22/15	1,200,000	1,258,287	(58,287)
Morgan Stanley	British Pound	1,624,454	Sell	05/22/15	2,402,849	2,493,200	(90,351)
Morgan Stanley	British Pound	685,486	Sell	05/22/15	1,013,000	1,052,078	(39,078)
Morgan Stanley	British Pound	1,642,425	Sell	05/22/15	2,399,000	2,520,780	(121,780)
Morgan Stanley	British Pound	1,635,537	Sell	05/22/15	2,399,000	2,510,209	(111,209)
Morgan Stanley	British Pound	820,305	Sell	05/22/15	1,200,000	1,258,998	(58,998)
Morgan Stanley	British Pound	3,268,361	Sell	05/22/15	4,799,000	5,016,255	(217,255)
Morgan Stanley	EU Euro	13,409,166	Sell	05/22/15	14,395,000	15,060,151	(665,151)
Morgan Stanley	Australian Dollar	3,760,372	Sell	05/22/15	2,884,000	2,972,746	(88,746)
Morgan Stanley	New Zealand Dollar	2,002,163	Sell	05/22/15	1,505,000	1,525,398	(20,398)
Morgan Stanley	Norwegian Krone	59,334,390	Sell	05/22/15	7,295,000	7,875,856	(580,856)
Morgan Stanley	British Pound	8,181,516	Sell	05/22/15	12,022,500	12,556,927	(534,427)
Morgan Stanley	Japanese Yen	188,847,922	Sell	05/22/15	1,574,000	1,581,907	(7,907)
Morgan Stanley	Australian Dollar	3,040,652	Sell	05/22/15	2,334,000	2,403,774	(69,774)
Morgan Stanley	Australian Dollar	5,314,191	Sell	05/22/15	4,047,000	4,201,110	(154,110)
Morgan Stanley	Japanese Yen	97,597,517	Sell	05/22/15	814,000	817,537	(3,537)
Morgan Stanley	Japanese Yen	92,116,708	Sell	05/22/15	767,000	771,627	(4,627)
Morgan Stanley	Norwegian Krone	22,052,767	Sell	05/22/15	2,742,000	2,927,213	(185,213)
Morgan Stanley	Australian Dollar	2,814,062	Sell	05/22/15	2,198,000	2,224,644	(26,644)
Morgan Stanley	Japanese Yen	227,721,681	Sell	05/22/15	1,894,000	1,907,538	(13,538)
Morgan Stanley	EU Euro	27,035	Sell	05/22/15	28,487	30,364	(1,877)
Morgan Stanley	EU Euro	5,145,330	Sell	05/22/15	5,466,000	5,778,842	(312,842)
Morgan Stanley	New Zealand Dollar	7,330,012	Sell	05/22/15	5,578,000	5,584,554	(6,554)
Morgan Stanley	Norwegian Krone	15,047,101	Sell	05/22/15	1,991,000	1,997,304	(6,304)
Morgan Stanley	Swedish Krona	14,112,254	Sell	05/22/15	1,695,000	1,694,082	918
Morgan Stanley	Australian Dollar	3,878,199	Sell	05/22/15	3,102,000	3,065,893	36,107
Morgan Stanley	EU Euro	1,656,472	Sell	05/22/15	1,791,000	1,860,423	(69,423)
Morgan Stanley	Australian Dollar	4,620,934	Sell	05/22/15	3,504,000	3,653,059	(149,059)
Morgan Stanley	EU Euro	1,660,027	Sell	05/22/15	1,804,000	1,864,416	(60,416)
Morgan Stanley	Swedish Krona	9,796,326	Sell	05/22/15	1,158,000	1,175,984	(17,984)
Morgan Stanley	EU Euro	525,550	Sell	05/22/15	580,000	590,257	(10,257)
Morgan Stanley	Swedish Krona	18,869,824	Sell	05/22/15	2,263,000	2,265,197	(2,197)
Morgan Stanley	British Pound	12,307,166	Sell	05/22/15	18,934,000	18,888,943	45,057
Morgan Stanley	Japanese Yen	180,565,876	Sell	05/22/15	1,510,000	1,512,532	(2,532)
Morgan Stanley	Japanese Yen	241,468,820	Sell	05/22/15	2,024,990	2,022,693	2,297
Morgan Stanley	Norwegian Krone	39,970,988	Sell	05/22/15	5,245,045	5,305,620	(60,575)
Morgan Stanley	New Zealand Dollar	764,501	Sell	05/22/15	572,484	582,454	(9,970)
							$(10,110,599)

See Accompanying Notes to Financial Statements

74

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

At April 30, 2015, the following futures contracts were outstanding for Voya Global Bond Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	80	06/08/15	$15,150,406	$(168,382)
90-Day Eurodollar	440	12/18/17	107,849,500	278,124
90-Day Eurodollar	440	03/19/18	107,739,500	299,566
90-Day Eurodollar	440	06/18/18	107,640,500	325,234
90-Day Eurodollar	440	09/17/18	107,547,000	349,066
Australia 10-Year Bond	20	06/15/15	2,045,800	(18,575)
Australia 3-Year Bond	70	06/15/15	6,193,564	(20,613)
Canada 10-Year Bond	79	06/19/15	9,182,072	(200,304)
Euro-Bobl 5-Year	233	06/08/15	33,697,212	(172,335)
Euro-Schatz	188	06/08/15	23,468,599	(5,871)
Long Gilt	58	06/26/15	10,516,156	(67,967)
Long-Term Euro-BTP	125	06/08/15	19,422,518	(79,109)
Short Gilt	17	06/26/15	2,711,775	(1,262)
U.S. Treasury 10-Year Note	608	06/19/15	78,052,000	83,439
U.S. Treasury 2-Year Note	186	06/30/15	40,783,405	136,474
U.S. Treasury Long Bond	96	06/19/15	15,321,000	21,545
			$687,321,007	$759,030
Short Contracts
90-Day Eurodollar	(1,759)	06/15/15	(438,386,775)	(334,210)
Euro-Bund	(45)	06/08/15	(7,917,785)	169,966
Japan 10-Year Bond (TSE)	(3)	06/11/15	(3,715,829)	(14,522)
Japanese Government Bonds 10-Year Mini	(6)	06/10/15	(742,462)	(2,257)
U.S. Treasury 5-Year Note	(362)	06/30/15	(43,488,077)	132,283
U.S. Treasury Ultra Long Bond	(145)	06/19/15	(23,852,500)	698,278
			$(518,103,428)	$649,538

At April 30, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY	3,232,000,000	$658,680	$731,999
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/04/45	JPY	1,754,000,000	(185,227)	(195,702)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.558%	Chicago Mercantile Exchange	02/24/45	JPY	1,844,721,303	39,876	39,692
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	Chicago Mercantile Exchange	02/24/45	JPY	797,101,798	(183,433)	(181,710)
Receive a fixed rate equal to 0.381% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/16/15	USD	1,780,000,000	321,517	321,517

See Accompanying Notes to Financial Statements

75

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.347% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/15	USD	67,100,000	10,612	10,612
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD	120,000,000	(253,390)	(253,390)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.273%	Chicago Mercantile Exchange	12/19/18	USD	447,372,000	(1,144,435)	(1,144,435)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	Chicago Mercantile Exchange	08/08/19	USD	20,000,000	(292,623)	(292,623)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	103,870,000	(820,648)	(820,648)
Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	211,860,000	4,727,754	4,727,754
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.7610%	Chicago Mercantile Exchange	12/15/19	USD	25,000,000	(277,816)	(277,816)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.223%	Chicago Mercantile Exchange	05/15/21	USD	36,000,000	(995,272)	(995,272)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.225%	Chicago Mercantile Exchange	05/15/21	USD	54,900,000	(1,522,583)	(1,522,583)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD	13,000,000	(475,867)	(475,867)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	53,952,000	1,504,502	1,504,502
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	112,280,000	(6,591,855)	(6,591,855)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.168%	Chicago Mercantile Exchange	05/05/25	USD	65,000,000	—	—
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.189%	Chicago Mercantile Exchange	05/05/25	USD	65,000,000	—	—
					$(5,480,208)	$(5,415,825)

At April 30, 2015, the following over-the-counter written options were outstanding for Voya Global Bond Fund:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
26,050,000	JPMorgan Chase & Co.	Put CNH vs Call USD	6.690 USD	08/03/15	$216,736	$(10,194)
				Total Written OTC Options	$216,736	$(10,194)

See Accompanying Notes to Financial Statements

76

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

At April 30, 2015, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Bank of America	3-month USD-LIBOR-BBA	Pay	2.160%	05/07/15	USD 127,837,000	$377,119	$(332,942)
Put OTC Swaption	Bank of America	3-month USD-LIBOR-BBA	Pay	2.168%	05/07/15	USD 127,837,000	435,168	(297,665)
Put OTC Swaption	BNP Paribas Bank	3-month USD-LIBOR-BBA	Pay	0.730%	01/09/17	USD 572,071,000	2,479,928	(3,163,199)
Put OTC Swaption	JPMorgan Chase & Co.	3-month USD-LIBOR-BBA	Pay	1.667%	06/11/15	USD 141,747,000	715,822	(51,775)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	0.580%	12/12/16	USD 143,554,000	418,089	(390,850)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	2.140%	05/07/15	USD 199,554,000	276,880	(676,469)
Call OTC Swaption	BNP Paribas Bank	3-month USD-LIBOR-BBA	Receive	0.730%	01/09/17	USD 572,071,000	2,517,113	(1,831,656)
Call OTC Swaption	JPMorgan Chase & Co.	3-month USD-LIBOR-BBA	Receive	1.667%	06/11/15	USD 141,747,000	715,822	(1,310,467)
Call OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Receive	0.580%	12/12/16	USD 143,554,000	418,101	(408,001)
						Total Written Swaptions	$8,354,042	$(8,463,024)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$31,475
Interest rate contracts	Investments in securities at value*	2,450,662
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	11,407,310
Interest rate contracts	Net Assets — Unrealized appreciation**	2,493,975
Interest rate contracts	Net Assets — Unrealized appreciation***	7,336,076
Total Asset Derivatives		$23,719,498

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$11,938,684
Interest rate contracts	Net Assets — Unrealized depreciation**	1,085,407
Interest rate contracts	Net Assets — Unrealized depreciation***	12,751,901
Foreign exchange contracts	Written options, at fair value	10,194
Interest rate contracts	Written options, at fair value	8,463,024
Total Liability Derivatives		$34,249,210

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(492,750)	$—	$(492,750)
Foreign exchange contracts	(132,531)	(21,018,084)	—	—	201,388	(20,949,227)
Interest rate contracts	(5,307,239)	—	(982,771)	(776,061)	5,847,649	(1,218,422)
Total	$(5,439,770)	$(21,018,084)	$(982,771)	$(1,268,811)	$6,049,037	$(22,660,399)

See Accompanying Notes to Financial Statements

77

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$155,228	$—	$155,228
Foreign exchange contracts	(241,976)	11,771,172	—	—	1,664,995	13,194,191
Interest rate contracts	(1,264,525)	—	2,540,459	(7,023,103)	(108,982)	(5,856,151)
Total	$(1,506,501)	$11,771,172	$2,540,459	$(6,867,875)	$1,556,013	$7,493,268

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2015:

	Bank of America	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Purchased options	$289,965	$—	$—	$—	$—	$—	$—	$1,857,505	$334,667	$2,482,137
Forward foreign currency contracts	—	92,782	69,628	2,152,126	1,319,440	237,450	2,074	3,081,665	4,452,145	11,407,310
Total Assets	$289,965	$92,782	$69,628	$2,152,126	$1,319,440	$237,450	$2,074	$4,939,170	$4,786,812	$13,889,447
Liabilities:
Forward foreign currency contracts	$—	$315,141	$85,882	$1,317,970	$1,036,880	$1,812,938	$—	$2,344,514	$5,025,359	$11,938,684
Written options	630,607	—	4,994,855	—	—	—	—	1,372,436	1,475,320	8,473,218
Total Liabilities	$630,607	$315,141	$5,080,737	$1,317,970	$1,036,880	$1,812,938	$—	$3,716,950	$6,500,679	$20,411,902
Net OTC derivative instruments by counterparty, at fair value	$(340,642)	$(222,359)	$(5,011,109)	$834,156	$282,560	$(1,575,488)	$2,074	$1,222,220	$(1,713,867)	$(6,522,455)
Total collateral pledged by the Fund/(Received from counterparty)	$710,000	$—	$5,850,000	$(1,064,000)	$—	$—	$—	$(550,000)	$1,390,000	$6,336,000
Net Exposure(1)	$369,358	$(222,359)	$838,891	$(229,844)	$282,560	$(1,575,488)	$2,074	$672,220	$(323,867)	$(186,455)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

78

Voya Global Perspectives Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 99.9%
	Affiliated Investment Companies: 99.9%
209,632	Voya Corporate Leaders 100 Fund - Class R6	$3,760,802	10.0
366,960	Voya Global Bond Fund - Class R6	3,798,038	10.1
176,185	Voya Global Real Estate Fund - Class R6	3,632,927	9.6
431,551	Voya GNMA Income Fund - Class I	3,763,123	10.0
464,069	Voya High Yield Bond Fund - Class I	3,805,368	10.1
368,358	Voya Intermediate Bond Fund - Class R6	3,749,884	9.9
381,381	Voya International Core Fund - Class I	3,821,437	10.1
140,907	Voya MidCap Opportunities Fund - Class R6	3,672,026	9.7
358,424	Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,046,602	10.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
204,059	Voya Small Company Fund - Class R6	$3,679,179	9.7
	Total Mutual Funds
	(Cost $37,767,484)	37,729,386	99.9
	Assets in Excess of Other Liabilities	21,260	0.1
	Net Assets	$37,750,646	100.0

Cost for federal income tax purposes is $37,805,061.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$297,406
Gross Unrealized Depreciation	(373,081)
Net Unrealized Depreciation	$(75,675)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Mutual Funds	$37,729,386	$—	$—	$37,729,386
Total Investments, at fair value	$37,729,386	$—	$—	$37,729,386

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

79

Voya Global Perspectives Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended April 30, 2015, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Core Equity Research Fund - Class R6	$3,018,212	$717,974	$(3,533,097)	$(203,089)	$—	$26,272	$(162,114)	$383,233
Voya Corporate Leaders 100 Fund - Class I	—	3,623,764	(3,623,764)	—	—	—	8,756	—
Voya Corporate Leaders 100 Fund - Class R6	—	3,761,223	(26,609)	26,188	3,760,802	—	176	—
Voya Global Bond Fund - Class R6	2,981,382	952,865	(86,328)	(49,881)	3,798,038	—	1,174	—
Voya Global Real Estate Fund - Class R6	3,151,654	890,233	(384,933)	(24,027)	3,632,927	48,614	55,689	—
Voya GNMA Income Fund - Class I	2,986,155	877,163	(119,094)	18,899	3,763,123	45,635	607	—
Voya High Yield Bond Fund - Class I	3,018,866	906,467	(89,328)	(30,637)	3,805,368	94,065	(979)	—
Voya Intermediate Bond Fund - Class R6	2,993,428	877,362	(150,839)	29,933	3,749,884	47,231	6,256	—
Voya International Core Fund - Class I	2,968,504	1,263,000	(193,504)	(216,563)	3,821,437	28,602	(13,751)	436,373
Voya MidCap Opportunities Fund - Class R6	3,029,971	1,092,421	(343,118)	(107,248)	3,672,026	4,581	11,865	360,656
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,977,779	1,188,956	(89,557)	(30,576)	4,046,602	48,759	(2,057)	—
Voya Small Company Fund - Class R6	3,099,519	1,022,948	(353,696)	(89,592)	3,679,179	16,064	16,989	268,224
	$30,225,470	$17,174,376	$(8,993,867)	$(676,593)	$37,729,386	$359,823	$(77,389)	$1,448,486

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

80

Voya Global Value Advantage Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.6%
		Australia: 3.0%
175,070		BHP Billiton Ltd.	$4,470,665	1.3
92,229		Macquarie Group Ltd.	5,651,115	1.7
			10,121,780	3.0
		China: 4.6%
5,105,000		Bank of China Ltd.	3,497,964	1.1
3,546,000		China Construction Bank	3,442,225	1.0
306,224		China Mobile Ltd.	4,373,885	1.3
1,903,326		China Railway Construction Corp. Ltd.	3,800,429	1.2
12,100,000		Other Securities	65,726	0.0
			15,180,229	4.6
		France: 5.8%
48,627		Casino Guichard Perrachon S.A.	4,299,971	1.3
438,480	@	Natixis SA	3,629,507	1.1
43,357		Renault S.A.	4,561,928	1.4
124,708		Total S.A.	6,752,940	2.0
			19,244,346	5.8
		Germany: 3.7%
47,050		BASF SE	4,674,329	1.4
27,001		Bayerische Motoren Werke AG	3,185,167	1.0
40,526		Siemens AG	4,408,501	1.3
			12,267,997	3.7
		Ireland: 1.3%
60,275		Medtronic PLC	4,487,474	1.3
		Israel: 1.1%
1,988,045		Bezeq Israeli Telecommunication Corp., Ltd.	3,765,443	1.1
		Italy: 1.2%
1,184,954		Intesa Sanpaolo S.p.A.	3,980,861	1.2
		Japan: 8.8%
1,160,000		Aozora Bank Ltd.	4,338,910	1.3
131,938		Japan Tobacco, Inc.	4,607,389	1.4
203,158		LIXIL Group Corp.	4,234,532	1.3
245,414		Mitsubishi Corp.	5,295,228	1.6
104,000		NKSJ Holdings, Inc.	3,397,663	1.0
106,310		Toyota Motor Corp.	7,400,147	2.2
			29,273,869	8.8
		Netherlands: 7.4%
61,714	@	Airbus Group NV	4,276,917	1.3
80,962		Koninklijke DSM NV	4,617,318	1.4
68,180		Royal Dutch Shell PLC - Class A ADR	4,324,657	1.3
155,833		Koninklijke Philips NV	4,463,726	1.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands (continued)
88,789		Unilever NV	$3,873,034	1.2
130,464		Other Securities	3,146,459	0.9
			24,702,111	7.4
		Singapore: 0.9%
153,949		Other Securities	2,842,666	0.9
		South Africa: 1.4%
184,253		Other Securities	4,678,533	1.4
		South Korea: 0.6%
23,896		Other Securities	2,119,878	0.6
		Spain: 1.0%
141,232	@	Gas Natural SDG S.A.	3,472,629	1.0
		Switzerland: 4.9%
63,880		Novartis AG	6,520,372	1.9
20,697		Roche Holding AG - Genusschein	5,922,552	1.8
43,786		Swiss Re Ltd.	3,884,142	1.2
			16,327,066	4.9
		Taiwan: 1.5%
134,582		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,289,184	1.0
142,000		Other Securities	1,825,295	0.5
			5,114,479	1.5
		United Kingdom: 3.7%
140,318		Admiral Group PLC	3,345,954	1.0
70,625		AstraZeneca PLC	4,846,724	1.5
1,015,049		Legal & General Group PLC	4,034,874	1.2
			12,227,552	3.7
		United States: 45.7%
71,342		Altria Group, Inc.	3,570,667	1.1
79,440		Apple, Inc.	9,941,916	3.0
83,990		Blackstone Group LP	3,440,230	1.0
38,339		Cardinal Health, Inc.	3,233,511	1.0
96,045		CenturyLink, Inc.	3,453,778	1.0
192,912		Cisco Systems, Inc.	5,561,653	1.7
102,500		Coach, Inc.	3,916,525	1.2
117,633		ConAgra Foods, Inc.	4,252,433	1.3
53,300		Dr Pepper Snapple Group, Inc.	3,975,114	1.2
194,119		General Electric Co.	5,256,742	1.6
45,940		Gilead Sciences, Inc.	4,617,429	1.4
43,675		Hess Corp.	3,358,608	1.0
40,140		Home Depot, Inc.	4,294,177	1.3
89,345		JPMorgan Chase & Co.	5,651,965	1.7

See Accompanying Notes to Financial Statements

81

Voya Global Value Advantage Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
60,900	Kohl’s Corp.	4,363,485	1.3
46,954	Kraft Foods Group, Inc.	3,979,351	1.2
110,867	Microchip Technology, Inc.	$5,283,367	1.6
187,781	Microsoft Corp.	9,133,668	2.7
38,934	Nike, Inc.	3,848,236	1.1
42,340	Occidental Petroleum Corp.	3,391,434	1.0
81,000	Oracle Corp.	3,533,220	1.1
178,405	Pfizer, Inc.	6,053,282	1.8
55,575	Prudential Financial, Inc.	4,534,920	1.3
60,900	Schlumberger Ltd.	5,761,749	1.7
105,159	Southern Co.	4,658,544	1.4
30,329	Union Pacific Corp.	3,221,850	1.0
28,247	United Technologies Corp.	3,213,096	1.0
45,849	UnitedHealth Group, Inc.	5,107,579	1.5
45,036	Walt Disney Co.	4,896,314	1.5
105,616	Wells Fargo & Co.	5,819,442	1.7
414,990	Other Securities	11,084,575	3.3
		152,408,860	45.7
	Total Common Stock
	(Cost $294,823,367)	322,215,773	96.6
PREFERRED STOCK: 1.4%
	Brazil: 1.4%
625,537	Other Securities	4,593,861	1.4
	Total Preferred Stock
	(Cost $5,460,440)	4,593,861	1.4
	Total Long-Term Investments
	(Cost $300,283,807)	326,809,634	98.0
SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
4,393,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $4,393,000)	4,393,000	1.3
	Total Short-Term Investments
	(Cost $4,393,000)	4,393,000	1.3
	Total Investments in Securities (Cost $304,676,807)	$331,202,634	99.3
	Assets in Excess of Other Liabilities	2,326,300	0.7
	Net Assets	$333,528,934	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of April 30, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $304,685,917.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$35,293,542
Gross Unrealized Depreciation	(8,776,825)
Net Unrealized Appreciation	$26,516,717

Sector Diversification	Percentage of Net Assets
Financials	20.8%
Consumer Discretionary	12.8
Health Care	12.2
Industrials	11.6
Information Technology	11.6
Consumer Staples	9.3
Energy	7.6
Materials	4.9
Telecommunication Services	4.2
Utilities	3.0
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	0.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

82

Voya Global Value Advantage Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$10,121,780	$—	$10,121,780
China	—	15,114,503	65,726	15,180,229
France	—	19,244,346	—	19,244,346
Germany	—	12,267,997	—	12,267,997
Ireland	4,487,474	—	—	4,487,474
Israel	—	3,765,443	—	3,765,443
Italy	—	3,980,861	—	3,980,861
Japan	—	29,273,869	—	29,273,869
Netherlands	4,324,657	20,377,454	—	24,702,111
Singapore	—	2,842,666	—	2,842,666
South Africa	—	4,678,533	—	4,678,533
South Korea	2,119,878	—	—	2,119,878
Spain	—	3,472,629	—	3,472,629
Switzerland	—	16,327,066	—	16,327,066
Taiwan	3,289,184	1,825,295	—	5,114,479
United Kingdom	—	12,227,552	—	12,227,552
United States	152,408,860	—	—	152,408,860
Total Common Stock	166,630,053	155,519,994	65,726	322,215,773
Preferred Stock	4,593,861	—	—	4,593,861
Short-Term Investments	4,393,000	—	—	4,393,000
Total Investments, at fair value	$175,616,914	$155,519,994	$65,726	$331,202,634

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

83

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Australia: 4.3%
200,371		Nufarm Ltd.	$1,148,403	0.4
597,061		Spotless Group Holdings Ltd.	1,072,880	0.4
4,226,840		Other Securities(a)	8,947,657	3.5
			11,168,940	4.3
		Austria: 0.5%
45,064		Other Securities(a)	1,203,271	0.5
		Belgium: 1.8%
263,314		Other Securities(a)	4,549,643	1.8
		Brazil: 0.1%
168,173		Other Securities	332,794	0.1
		Canada: 6.6%
60,146		Dominion Diamond Corp.	1,185,472	0.4
54,662		Gluskin Sheff + Associates, Inc.	1,287,604	0.5
61,439		Transcontinental, Inc.	946,155	0.4
2,075,481		Other Securities(a)	13,680,550	5.3
			17,099,781	6.6
		Chile: 0.0%
4,285		Other Securities(a)	72,631	0.0
		China: 1.1%
543,000	#	Cosmo Lady China Holdings Co. Ltd.	454,874	0.2
25,916	@	WuXi PharmaTech Cayman, Inc. ADR	1,118,794	0.4
1,980,292		Other Securities	1,155,958	0.5
			2,729,626	1.1
		Colombia: 0.0%
28,593		Other Securities	96,693	0.0
		Denmark: 1.1%
50,910		H Lundbeck A/S	990,250	0.4
136,793		Other Securities	1,868,348	0.7
			2,858,598	1.1
		Finland: 0.5%
152,036		Other Securities(a)	1,165,777	0.5
		France: 5.0%
14,950		Imerys SA	1,137,887	0.4
18,214		Teleperformance	1,369,235	0.5
91,174		UbiSoft Entertainment	1,681,229	0.7
341,313		Other Securities(a)	8,647,213	3.4
			12,835,564	5.0
		Germany: 6.2%
7,142 L		Grenkeleasing AG	951,816	0.4
85,565		Patrizia Immobilien AG	1,685,488	0.7
464,086		Other Securities(a)	13,237,602	5.1
			15,874,906	6.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Greece: 0.0%
8,446		Other Securities	$74,287	0.0
		Guernsey: 0.0%
6,985		Other Securities	68,593	0.0
		Hong Kong: 1.7%
21,518,809		Other Securities	4,278,669	1.7
		India: 1.8%
1,803,004		Other Securities	4,576,191	1.8
		Indonesia: 0.1%
9,413,462		Other Securities	295,737	0.1
		Ireland: 0.3%
167,955		Other Securities	853,671	0.3
		Israel: 0.1%
337,687		Other Securities	198,958	0.1
		Italy: 5.1%
133,666		Anima Holding SpA	1,190,108	0.5
74,638		ERG S.p.A.	1,075,249	0.4
121,820	#,@	OVS SpA	588,179	0.2
56,013	#	RAI Way SpA	274,848	0.1
1,654,758		Other Securities(a)	10,017,194	3.9
			13,145,578	5.1
		Japan: 26.7%
17,500		Asahi Intecc Co. Ltd.	1,077,706	0.4
18,600		Hoshizaki Electric Co., Ltd.	1,094,274	0.4
1,211,000		Kanematsu Corp.	1,902,814	0.7
194,000		Kawasaki Heavy Industries Ltd.	999,848	0.4
139,000		Makino Milling Machine Co., Ltd.	1,269,575	0.5
37,900		Message Co., Ltd.	1,174,983	0.5
88,727		Mimasu Semiconductor Industry Co., Ltd.	1,016,682	0.4
256,100		Mitsubishi UFJ Lease & Finance Co., Ltd.	1,373,792	0.5
32,000		Nippon Shinyaku Co., Ltd.	1,069,874	0.4
154,400		Sanwa Holdings Corp.	1,165,316	0.5
471,000		Shinsei Bank Ltd.	963,813	0.4
149,300		Tokyo Steel Manufacturing Co., Ltd.	1,030,696	0.4
70,400		Yaskawa Electric Corp.	967,262	0.4
95,800		Yuasa Trading Co., Ltd.	2,109,794	0.8
44,000		Zenkoku Hosho Co. Ltd.	1,624,467	0.6
6,417,687		Other Securities(a)	50,199,101	19.4
			69,039,997	26.7
		Liechtenstein: 0.0%
592		Other Securities	49,812	0.0

See Accompanying Notes to Financial Statements

84

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Luxembourg: 1.0%
50,329	L	Braas Monier Building Group SA	$1,381,803	0.5
62,367	#	O’Key Group SA GDR	187,101	0.1
37,489		Other Securities(a)	902,989	0.4
			2,471,893	1.0
		Malaysia: 0.3%
1,226,523		Other Securities	664,454	0.3
		Mexico: 0.3%
1,745,878		Other Securities(a)	760,311	0.3
		Netherlands: 1.4%
14,077	#	Euronext NV	590,965	0.2
186,237		Other Securities	3,028,284	1.2
			3,619,249	1.4
		New Zealand: 0.1%
89,234		Other Securities	374,639	0.1
		Norway: 1.3%
58,292		Kongsberg Gruppen ASA	1,252,586	0.5
124,224		SpareBank 1 SMN	1,109,663	0.4
474,594		Other Securities	959,483	0.4
			3,321,732	1.3
		Panama: 0.2%
4,271		Other Securities(a)	473,611	0.2
		Philippines: 0.1%
256,850		Other Securities	230,318	0.1
		Poland: 0.1%
69,898		Other Securities	227,677	0.1
		Portugal: 0.0%
15,727		Other Securities	67,450	0.0
		Qatar: 0.0%
13,944		Other Securities	85,668	0.0
		Singapore: 0.5%
2,233,540		Other Securities	1,293,409	0.5
		South Africa: 0.9%
192,339		Telkom SA Ltd.	1,322,185	0.5
286,704		Other Securities(a)	1,107,572	0.4
			2,429,757	0.9
		South Korea: 2.9%
7,408		Green Cross Corp./South Korea	1,220,558	0.5
222,352		Other Securities	6,279,268	2.4
			7,499,826	2.9
		Spain: 0.7%
120,657		Other Securities	1,787,647	0.7
		Sweden: 2.2%
588,729		Other Securities(a)	5,778,673	2.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: 4.3%
1,303		Forbo Holding AG	$1,578,082	0.6
43,904		Gategroup Holding AG	1,538,840	0.6
2,921		Kuoni Reisen Holding	983,112	0.4
160,217		Other Securities(a)	7,081,144	2.7
			11,181,178	4.3
		Taiwan: 0.7%
1,670,769		Other Securities	1,790,172	0.7
		Thailand: 0.6%
1,274,500		Thanachart Capital PCL	1,312,188	0.5
389,400		Other Securities	124,544	0.1
			1,436,732	0.6
		Turkey: 0.0%
89,879		Other Securities	90,387	0.0
		United Arab Emirates: 0.1%
102,811		Other Securities	221,414	0.1
		United Kingdom: 15.8%
217,455	@	B&M European Value Retail SA	1,006,500	0.4
507,397		Home Retail Group	1,296,564	0.5
158,548		Interserve PLC	1,404,207	0.6
111,710		Keller Group PLC	1,708,701	0.7
407,440		Man Group PLC	1,201,335	0.5
174,018		Mears Group PLC	1,143,256	0.4
116,170		Mondi PLC	2,352,214	0.9
83,016		Savills PLC	1,051,355	0.4
247,121	@	Tyman PLC	1,130,398	0.4
141,584		Unite Group PLC	1,301,807	0.5
7,134,215		Other Securities(a)	27,084,296	10.5
			40,680,633	15.8
		United States: 0.5%
70,567		Other Securities(a)	1,257,684	0.5
		Total Common Stock
		(Cost $231,271,768)	250,314,231	97.0
REAL ESTATE INVESTMENT TRUSTS: 0.2%
		Belgium: 0.1%
2,000		Other Securities	220,738	0.1
		Mexico: 0.0%
11,699		Other Securities	20,116	0.0
		Singapore: 0.1%
284,900		Other Securities	188,138	0.1
		Total Real Estate Investment Trusts
		(Cost $439,982)	428,992	0.2

See Accompanying Notes to Financial Statements

85

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.1%
4,518	Other Securities	$300,492	0.1
	Total Exchange-Traded Funds
	(Cost $303,829)	300,492	0.1
MUTUAL FUNDS: 0.0%
	Guernsey: 0.0%
14,846	Other Securities	20,897	0.0
	Total Mutual Funds
	(Cost $19,860)	20,897	0.0
PREFERRED STOCK: 1.5%
	Germany: 1.5%
15,057	Draegerwerk AG & Co. KGaA	1,747,315	0.7
25,913	Jungheinrich AG	1,831,570	0.7
6,721	Other Securities(a)	344,711	0.1
		3,923,596	1.5
	South Africa: 0.0%
776	Other Securities	50,684	0.0
	Total Preferred Stock
	(Cost $1,533,950)	3,974,280	1.5
	Total Long-Term Investments
	(Cost $233,569,389)	255,038,892	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateralcc: 2.4%
308,126	BNP Paribas Bank, Repurchase Agreement dated 04/30/15, 0.12%, due 05/01/15 (Repurchase Amount $308,127, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $314,289, due 05/01/16-04/20/45)	308,126	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,463,697	Cantor Fitzgerald, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $1,463,702, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $1,492,971, due 05/15/15-03/20/65)	$1,463,697	0.6
1,463,697	Daiwa Capital Markets, Repurchase Agreement dated 04/30/15, 0.16%, due 05/01/15 (Repurchase Amount $1,463,703, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.250%, Market Value plus accrued interest $1,492,971, due 05/21/15-03/01/48)	1,463,697	0.6
1,463,697	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/15, 0.25%, due 05/01/15 (Repurchase Amount $1,463,707, collateralized by various U.S. Government Securities, 0.875%- 2.750%, Market Value plus accrued interest $1,492,971, due 08/15/17- 08/15/42)	1,463,697	0.5

See Accompanying Notes to Financial Statements

86

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,463,697	Nomura Securities, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $1,463,702, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $1,492,971, due 05/15/15- 03/20/64)	$1,463,697	0.6
		6,162,914	2.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,210,468	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $1,210,468)	1,210,468	0.5
	Total Short-Term Investments
	(Cost $7,373,382)	7,373,382	2.9
	Total Investments in Securities (Cost $240,942,771)	$262,412,274	101.7
	Liabilities in Excess of Other Assets	(4,300,627)	(1.7)
	Net Assets	$258,111,647	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at April 30, 2015.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $241,313,185.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$41,112,360
Gross Unrealized Depreciation	(20,013,271)

Net Unrealized Appreciation	$21,099,089

Sector Diversification	Percentage of Net Assets
Industrials	25.0%
Financials	18.5
Consumer Discretionary	16.5
Materials	11.2
Information Technology	10.7
Health Care	8.4
Consumer Staples	3.5
Energy	3.2
Telecommunication Services	1.1
Utilities	0.6
Exchange-Traded Funds	0.1
Telecommunications	0.0
Short-Term Investments	2.9
Liabilities in Excess of Other Assets	(1.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

87

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$1,748,299	$9,420,641	$—	$11,168,940
Austria	30,270	1,173,001	—	1,203,271
Belgium	1,757,262	2,792,381	—	4,549,643
Brazil	332,794	—	—	332,794
Canada	16,809,883	289,898	—	17,099,781
Chile	72,631	—	—	72,631
China	1,930,247	712,224	87,155	2,729,626
Colombia	96,693	—	—	96,693
Denmark	59,391	2,799,207	—	2,858,598
Finland	288,611	877,166	—	1,165,777
France	3,823,986	9,011,578	—	12,835,564
Germany	934,902	14,940,004	—	15,874,906
Greece	41,736	32,551	—	74,287
Guernsey	68,593	—	—	68,593
Hong Kong	588,137	3,648,726	41,806	4,278,669
India	1,138,667	3,437,524	—	4,576,191
Indonesia	29,079	266,658	—	295,737
Ireland	838,189	15,482	—	853,671
Israel	113,692	85,266	—	198,958
Italy	4,697,376	8,448,202	—	13,145,578
Japan	684,974	68,355,023	—	69,039,997
Liechtenstein	49,812	—	—	49,812
Luxembourg	881,286	1,590,607	—	2,471,893
Malaysia	—	664,454	—	664,454
Mexico	760,311	—	—	760,311
Netherlands	357,409	3,261,840	—	3,619,249
New Zealand	—	374,639	—	374,639
Norway	46,984	3,274,748	—	3,321,732
Panama	473,611	—	—	473,611
Philippines	230,318	—	—	230,318
Poland	58,418	169,259	—	227,677
Portugal	—	67,450	—	67,450
Qatar	—	85,668	—	85,668
Singapore	400,897	892,512	—	1,293,409
South Africa	504,412	1,925,345	—	2,429,757
South Korea	535,232	6,964,594	—	7,499,826
Spain	104,151	1,683,496	—	1,787,647
Sweden	1,180,789	4,597,884	—	5,778,673

See Accompanying Notes to Financial Statements

88

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Switzerland	3,426,673	7,754,505	—	11,181,178
Taiwan	950,885	839,287	—	1,790,172
Thailand	42,318	1,394,414	—	1,436,732
Turkey	26,921	63,466	—	90,387
United Arab Emirates	—	221,414	—	221,414
United Kingdom	12,451,359	28,229,274	—	40,680,633
United States	1,257,684	—	—	1,257,684
Total Common Stock	59,824,882	190,360,388	128,961	250,314,231
Real Estate Investment Trusts	20,116	408,876	—	428,992
Exchange-Traded Funds	300,492	—	—	300,492
Mutual Funds	20,897	—	—	20,897
Preferred Stock	2,087,586	1,886,694	—	3,974,280
Short-Term Investments	1,210,468	6,162,914	—	7,373,382
Total Investments, at fair value	$63,464,441	$198,818,872	$128,961	$262,412,274

(1)	For the period ended April 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2015, securities valued at $8,989,328 and $20,411,763 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $69,857 were transferred to Level 3 due to significant unobservable inputs.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

89

Voya Russia Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 78.1%
		Consumer Staples: 11.5%
36,500	@	Magnit OAO	$7,983,991	7.9
65,000		Magnit PJSC GDR	3,566,069	3.6
			11,550,060	11.5
		Energy: 25.5%
40,000	@	Eurasia Drilling Co. Ltd. GDR	790,000	0.8
300,000		Gazprom Neft JSC	848,862	0.8
70,000		Gazprom Neft JSC ADR	960,957	1.0
805,000		Gazprom OAO ADR	4,733,400	4.7
263,000		Lukoil OAO ADR	13,478,750	13.4
28,000		NovaTek OAO GDR	2,711,112	2.7
60,000		Tatneft-sponsored ADR	2,058,128	2.1
			25,581,209	25.5
		Financials: 11.2%
200,000	@	Halyk Savings Bank of Kazakhstan JSC GDR	1,550,000	1.6
3,270,000		Moscow Exchange MICEX-RTS OAO	4,877,322	4.8
805,000		Sberbank of Russia ADR	4,862,200	4.8
			11,289,522	11.2
		Information Technology: 7.7%
40,000	@	EPAM Systems, Inc.	2,588,400	2.6
50,000	@	Luxoft Holding, Inc.	2,591,500	2.6
59,000	L	QIWI Plc ADR	1,601,260	1.6
50,000	@	Yandex NV	962,000	0.9
			7,743,160	7.7
		Materials: 17.8%
4,900,000	@	Alrosa AO	6,513,185	6.5
300,000	L	KAZ Minerals PLC	1,193,108	1.2
240,000		MMC Norilsk Nickel ADR	4,442,400	4.4
100,000	@	Phosagro OAO GDR	1,225,000	1.2
165,000	@	Severstal	1,854,466	1.8
108,300		Severstal OAO GDR	1,200,559	1.2
2,500,000	@	United Co. RUSAL	1,511,152	1.5
			17,939,870	17.8
		Telecommunication Services: 4.4%
75,000		KCell JSC GDR	631,735	0.7
220,000		MegaFon OAO GDR	3,740,000	3.7
			4,371,735	4.4
		Total Common Stock (Cost $67,648,821)	78,475,556	78.1

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 14.6%
		Energy: 14.6%
13,500,000	@	Surgutneftegas OJSC	$10,177,313	10.1
1,400,000	@	Tatneft-Rfd 3 series	4,537,549	4.5
		Total Preferred Stock (Cost $10,649,427)	14,714,862	14.6
		Total Long-Term Investments (Cost $78,298,248)	93,190,418	92.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.8%
	Securities Lending Collateralcc: 1.3%
312,965	Daiwa Capital Markets, Repurchase Agreement dated 04/30/15, 0.16%, due 05/01/15 (Repurchase Amount $312,966, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.250%, Market Value plus accrued interest $319,224, due 05/21/15-03/01/48)	312,965	0.3
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/15, 0.25%, due 05/01/15 (Repurchase Amount $1,000,007, collateralized by various U.S. Government Securities, 0.875%-2.750%, Market Value plus accrued interest $1,020,000, due 08/15/17- 08/15/42)	1,000,000	1.0
		1,312,965	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.5%
5,543,682	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $5,543,682)	$5,543,682	5.5

See Accompanying Notes to Financial Statements

90

Voya Russia Fund	PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds (continued)
	Total Short-Term Investments (Cost $6,856,647)	6,856,647	6.8
	Total Investments in Securities (Cost $85,154,895)	$100,047,065	99.5
	Assets in Excess of Other Liabilities	468,090	0.5
	Net Assets	$100,515,155	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at April 30, 2015.

Cost for federal income tax purposes is $87,625,592.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,499,983
Gross Unrealized Depreciation	(11,078,510)
Net Unrealized Appreciation	$12,421,473

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$11,550,060	$—	$11,550,060
Energy	19,002,150	6,579,059	—	25,581,209
Financials	6,412,200	4,877,322	—	11,289,522
Information Technology	7,743,160	—	—	7,743,160
Materials	5,667,400	12,272,470	—	17,939,870
Telecommunication Services	3,740,000	631,735	—	4,371,735
Total Common Stock	42,564,910	35,910,646	—	78,475,556
Preferred Stock	—	14,714,862	—	14,714,862
Short-Term Investments	5,543,682	1,312,965	—	6,856,647
Total Investments, at fair value	$48,108,592	$51,938,473	$—	$100,047,065

(1)	For the period ended April 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2015, securities valued at $1,004,250 and $17,847,060 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

91

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposals:

1	To approve a new sub-advisory agreement between Voya Investments and NNIP Advisors with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreement prompted by Change of Control Events that occur as part of the NN Group Separation Plan (“Proposal One”).

2	To approve the reclassification of Russia’s investment objective from “fundamental” to “non-fundamental”.

A special meeting of shareholders of Russia was held February 10, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Russia	1*	1,792,249.811	120,057.590	109,751.751	0.000	2,022,059.152
	2*	1,508,310.348	411,842.385	101,906.419	0.000	2,022,059.152

*	Proposals passed

92

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Perspectives Fund, Voya Global Value Advantage Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund (collectively, the “Funds”), each a series of Voya Mutual Funds (the “Trust”), enters into a new investment advisory contract (the “Advisory Contract”) with Voya Investments, LLC (the “Adviser”), and the Adviser enters into new sub-advisory contracts (collectively, the “Sub-Advisory Contracts”) between the Adviser and the sub-advisers to each Fund (collectively, the “Sub-Advisers”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Funds’ investment advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser and Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser to Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Perspectives Fund, Voya Global Value Advantage Fund, and Voya Russia Fund, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and Voya IM.

The Funds are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Funds to benefit from the continuation of services by the Adviser, the Sub-Advisers, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. The Funds’ shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Funds’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Funds to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Funds in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds

93

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

were not asked to vote again on these new agreements with the Adviser and Sub-Advisers.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and Voya IM’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Advisers, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Advisers, and their affiliates with respect to their services to the Funds.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ Annual Report, dated October 31, 2014, under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014, the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates LLP (“K&L Gates”), their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Funds. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Advisers

94

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014, Change of Control Event is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage the Funds.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT

Voya Multi-Manager International Small Cap Fund (“MMISCF”) has been sub-advised by Acadian Asset Management LLC (“Acadian”) since March 1, 2005 and Wellington Management Company, LLP (“Wellington”) since April 30, 2013. At the meeting of the Board that was held on January 22, 2015, the Board, including a majority of the Independent Trustees, determined to: (1) appoint Victory Capital Management Inc. (“Victory”) as a sub-adviser to MMISCF; and (2) approve a sub-advisory agreement (the “New Sub-Advisory Agreement”) with Victory under which Victory would serve as an additional sub-adviser to the MMISCF, along with Wellington and Acadian.

In determining whether to approve the New Sub-Advisory Agreement with Victory with respect to the MMISCF, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the MMISCF. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Victory’s presentation before the International/Balanced/Fixed Income Funds IRC at its January 21, 2015 meeting; (2) memoranda and related materials provided to the Board in advance of its January 22, 2015 meeting discussing: (a) the Adviser’s rationale for recommending that Victory be added as a sub-adviser to MMISCF, including the Adviser’s view that adding Victory would provide MMISCF with additional small-capitalization capacity and provide shareholders with an additional experienced, capable sub-adviser and improved risk-adjusted performance potential; (b) the performance of Victory in managing its international small-capitalization equity strategy; (with such performance being compared against a relevant benchmark index); and (c) Victory’s investment philosophy and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for MMISCF that provide information about the projected net expense ratio of the MMISCF reflecting the addition of Victory as a sub-adviser, as compared with a representative group of mutual funds with similar investment programs to the investment program of MMISCF; (4) Victory’s responses to inquiries from K&L Gates, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage Victory, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited

95

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to, the following: (1) the Adviser’s view with respect to the reputation of Victory in managing its small-capitalization equity investment strategy; (2) the strength and reputation of Victory in the investment management industry; (3) the nature and quality of the services to be provided by Victory under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Victory and its fit among the stable of managers in the Voya funds line-up; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Victory; (6) the sub-advisory fee rate payable by the Adviser to Victory; (7) the 50/50 waiver arrangement whereby a portion of the benefit of lower aggregate sub-advisory fees resulting from the addition of Victory are shared with MMISCF shareholders; (8) Victory’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of Victory in light of the MMISCF’s investment objective and investor base; and (10) Victory’s Code of Ethics, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Victory should be appointed to serve as a sub-adviser to the MMISCF under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by the Adviser to Victory is reasonable in the context of all factors considered by the Board; and (3) Victory maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the MMISCF’s CCO that Victory’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the MMISCF. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS

At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Investment Management Agreements so that, effective May 1, 2015, the terms of each Fund’s Investment Management Agreement and its Administration Agreement are

combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Funds’ advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the Agreements. In analyzing whether to approve the Amended and Restated Investment Management Agreements, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these Agreements and Management’s rationale for proposing the amendments that combine the terms of each Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreements, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Funds; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreements would result in no change in the scope of services that the Adviser provides to the Funds and that the personnel who have provided administrative and advisory services to the Funds previously would continue to do so after the Amended and Restated Investment Management Agreements become effective; and (4) representations from Management that the combination of the Agreements better aligns the Funds’ contracts with the manner in which Voya provides such services to the Funds. In approving the amendments to the Funds’ Investment Management Agreements, different Board members may have given different weight to different individual factors and related conclusions.

96

Investment Adviser	Custodian
Voya Investments, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	One Wall Street
Scottsdale, Arizona 85258	New York, New York 10286

Distributor	Legal Counsel
Voya Investments Distributor, LLC	Ropes & Gray LLP
7337 East Doubletree Ranch Road, Suite 100	Prudential Tower
Scottsdale, Arizona 85258	800 Boylston Street
Boston, Massachusetts 02199
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	SAR-INTDIF (0415-061915)

Semi-Annual Report

April 30, 2015

Classes A, B, C, I, O, R and W

■	Voya Emerging Markets Equity Dividend Fund
■	Voya Global Equity Dividend Fund
■	Voya Global Natural Resources Fund
■	Voya International Core Fund
■	Voya Multi-Manager Emerging Markets Equity Fund
■	Voya Multi-Manager International Equity Fund

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended April 30, 2015

Our new fiscal year commenced after a very volatile October, when global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, fell and then rose more than 8%. In less volatile conditions, the Index added 8.17% in the first half of the fiscal year, during which the forces driving financial markets substantially changed. (The Index returned 5.09% for the six-months ended April 30, 2015, measured in U.S. dollars.)

For much of the period it seemed that the only credible major growth story in the world was the U.S. Economic data were initially mostly positive. The March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5½%.

But reservations remained about the historically low labor force participation rate and annual wage growth languishing at about 2%. And by April some reports had started to deteriorate. The purchasing managers’ index for the manufacturing sector fell to the lowest in nearly two years. Manufacturing output itself was flat to falling, as were retail sales, even after the effect of lower gasoline prices. As for oil prices, March ended with a barrel of oil costing half of what it did seven months earlier, pushing headline annual inflation into negative territory. While this would have a beneficial effect on consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it like capital goods and regional banks. This was evident in gross domestic product (“GDP”), which grew at a wafer-thin 0.2% annualized in the first quarter of 2015, after 2.2% in the previous quarter.

Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan had re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the rebound, to growth of 1.5% annualized, was a disappointment.

But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.3%. Purchasing managers indices indicated increasingly solid expansion. Falling interest rates and the weaker euro (see below) would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.

In U.S. fixed income markets, the Treasury yield curve flattened in the first half of the fiscal year and the Barclays Long-Term U.S.

Treasury sub-index returned 6.48%. But it actually lost more than that in an April correction. The Barclays U.S. Treasury Bond index as a whole returned 2.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 2.06%. The Barclays U.S. Corporate Investment Grade Bond sub-index added 2.35%, beating the 1.52% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).

U.S. equities, represented by the S&P 500® Index including dividends, gained 4.40% in the six months through April. The consumer discretionary sector was the top performer, returning 11.52%. Two of 10 sectors lost ground; not surprisingly the most serious was energy, down 4.71%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of  $553 billion in 2014, the highest since 2007.

In currencies, the dollar advanced against most others in the first half of the fiscal year. The dollar gained 11.59% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar added 4.20% against the pound. The UK has a comparable growth story to the U.S., but an election on May 7 portended another hung parliament and unattractive coalition possibilities. The dollar gained 6.29% against the yen, mostly in November, on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”).

In international markets, the MSCI Japan® Index jumped 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index surged 16.46%, eclipsing its 2007 closing high. Quantitative easing, plus the declining euro that went with it, ultimately trumped poor economic data, which seemed to be improving at the end. The MSCI UK® Index added 8.10%, with financials and the consumer sectors making the largest contributions. The 15 largest names in the UK index: multinationals accounting for half of its value only averaged a return of about 4.6%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P North American Natural Resources Sector Index	An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

3

Voya Emerging Markets Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

China	21.7%
South Korea	15.0%
Brazil	10.7%
Taiwan	10.3%
South Africa	7.5%
India	6.1%
Russia	4.5%
Hong Kong	3.3%
Mexico	2.9%
Malaysia	2.8%
Countries between 0.4% – 2.7%^	13.9%
Assets in Excess of Other Liabilities	1.3%
Net Assets	100.0%

^ Includes 12 countries, which each represents 0.4% – 2.7% of net assets.

Portfolio holdings are subject to change daily.

Voya Emerging Markets Equity Dividend Fund (“Emerging Markets Equity Dividend” or the “Fund”) seeks total return through a combination of income, capital gains and capital appreciation. The Fund is managed by Robert Davis, Nicolas Simar, and Manu Vandenbulck, Portfolio Managers of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.*

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.93% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 3.92% for the same period.

Portfolio Specifics: The Fund underperformed the MSCI EM IndexSM over the reporting period. Monetary easing policies undertaken by central banks in key markets across the world were mainly supportive for growth stocks. Not holding the expensively valued and low dividend-paying internet stocks in China and South Africa hurt stock selection in those countries. Stock picking also detracted in India and Korea. By contrast, contributors to relative performance included the Fund’s underweight positioning in Mexico and Colombia and our stock selection in Turkey. The biggest contributor at the stock level was the Chinese construction company Zhejiang Expressway Co., Ltd. The biggest detractor was the South African cement firm Pretoria Portland Cement Co., Ltd. We took profits in several stocks after outperformance left valuations looking stretched. This included Phosagro, Turk Telekom, Moscow Exchange, PZU Group, CEZ Group and China Life Insurance Company. We also exited Commercial Bank of Qatar on adverse changes to capital rules there. We sold Wumart Stores, Inc., believing that intense competition is holding back a turnaround; we also sold Oil and Natural Gas Corp., where we see risks to production guidance.

In China, a combination of easing measures, proposed state-owned enterprise reforms and initiatives to encourage mainland investors to buy Hong Kong listed Chinese equities caused the Hang Seng Index to rally sharply. We sold Harbin Electric Co., Ltd. and Zheijiang Expressways Co. Ltd., both of which would likely be beneficiaries of possible industry reform, but where we believe that the euphoria reflected in the share prices exceeded the likely fundamental upside potential. We believe that a more optimistic outlook on China also helped copper prices, and we took profit on Southern Copper Corp. We felt the strong performance of the stock was starting to discount unlikely commodity price and production-volume assumptions. We also exited China Communications Services Corp. after considering the implications of proposed mobile network sharing in China.

Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	3.6%
Industrial & Commercial Bank of China	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.5%
China Construction Bank	2.4%
MTN Group Ltd.	1.6%
China Petroleum & Chemical Corp.	1.5%
China Resources Land Ltd.	1.5%
Telefonica Brasil SA	1.5%
Kimberly-Clark de Mexico SA de CV	1.5%
Hyundai Marine & Fire Insurance Co., Ltd.	1.4%

Portfolio holdings are subject to change daily.

We added China Overseas Land and Investment Ltd. and China Resources Land Ltd. Known issues in the Chinese property market present opportunities to buy developers exposed to higher-tier cities where price and volume trends are improving. LG Display was among the additions to our technology sector exposure. In our view, the stock is discounting competition concerns from low-price Chinese LCD-panel makers, but the market is perhaps missing an improved inventory outlook and increasing panel size demand which plays to the strengths of higher-quality manufacturers.

Current Strategy and Outlook: In many emerging countries, newly elected politicians are trying to push through broad-based, structural reforms. In our view, the prospect of reform has helped several key markets to re-rate and we believe attractive valuations are becoming increasingly difficult to find. In China, despite the strong gains we have seen recently, we believe valuations remain relatively attractive. The Chinese government has clamped down on social issues such as corruption and air pollution and is slowly transforming state-owned enterprises into commercial entities. At the same time, the authorities are working hard to resolve issues in the local banking system and are pushing through financial sector reform to make the country less dependent on traditional bank financing. Lower oil prices are positive for Asia as most countries are net energy importers. This should lead to improving current account balances and improved fiscal accounts. We are cautious on the Association of Southeast Asian Nations region as valuation support is less apparent and at risk from a rising U.S. dollar, interest rates or idiosyncratic country factors.

Lower commodity prices and slowing global growth are impacting the outlook in Latin America. Brazil is on a monetary tightening path and is also in the midst of a large corporate corruption scandal. In Mexico, we think government reform and proximity to the U.S. recovery are largely reflected in Mexican valuations. Despite the gloomy outlook, from a bottom-up perspective, we think some dividend opportunities are beginning to emerge in the region. Finally, we continue to be comfortable with not owning the popular internet-related stocks in the emerging markets universe, since their valuations are too high in our opinion and at risk of earnings disappointment.

*	Prior to April 7, 2015, NNIP Advisors B.V. was formerly known as ING Investment Management Advisors B.V.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

United States	42.6%
United Kingdom	12.4%
France	8.0%
Japan	7.9%
Switzerland	5.7%
Canada	3.9%
Italy	3.4%
Netherlands	2.9%
Germany	2.3%
Sweden	1.8%
Countries between 0.8% – 1.6%^	5.1%
Assets in Excess of Other Liabilities	4.0%
Net Assets	100.0%

^ Includes 4 countries, which each represents 0.8% – 1.6% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Equity Dividend Fund (“Global Equity Dividend” or the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Bruno Springael and Kris Hermie, Portfolio Managers of NNIP Advisors B.V. — the Sub-Adviser.*

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.98%, compared to the MSCI World IndexSM, which returned 5.09% for the same period.

Portfolio Specifics: The Fund underperformed its benchmark due to negative security selection and negative sector allocation effects during the reporting period. Stock selection detracted within the energy, consumer discretionary and materials sectors. Our underweight positioning in consumer discretionary and our overweight in energy further detracted from relative performance. The Fund’s cash position was also a significant detractor from relative results.

The most significant detractor in the portfolio was the Canadian integrated oil company Cenovus Energy, Inc. after the company announced an equity offering aimed at shoring up its balance sheet. The raw materials company Freeport-McMoRan, Inc. was also one of the biggest detractors due to weakness in copper prices.

The main contribution to relative performance came from our overweight in Europe and underweight in North America. We also gained from our stock selection in the information technology and industrial sectors. At the stock level, Mitsubishi UFJ Financial Group, Inc. was a significant contributor. The company, along with other Japanese financial companies, benefited from exposure to Japanese growth and inflation. The truck manufacturer Volvo AB also performed well following strong earnings results and the announcement that the chief executive officer would be replaced.

Within the consumer space, we added to toy manufacturer Mattel, Inc. Despite challenges at its Mattel and Fischer Price brands, we believe inventory clean-up and better channel management should help to revive top line growth. We exited our position in the tobacco company Altria Group, which performed well on the back off speculations on a bid on SAB Miller, as Altria Group is a key shareholder. We initiated a position in the casino operator Las Vegas Sands Corp. because, despite falling visitor numbers, we think its valuation has become compelling.

Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)

Microsoft Corp.	2.3%
BNP Paribas	2.1%
Royal Dutch Shell PLC	2.0%
Citigroup, Inc.	2.0%
General Electric Co.	1.9%
Pfizer, Inc.	1.9%
Vodafone Group PLC	1.7%
Mitsubishi UFJ Financial Group, Inc.	1.7%
BP PLC	1.6%
Metlife, Inc.	1.6%

Portfolio holdings are subject to change daily.

We decided to exit Petrofac after a rebound in its share price. The company has above-average visibility but we believe the outlook for oil services firms remains uncertain. With this in mind, we prefer to hold Schlumberger Ltd., which we believe is a higher quality name in the sector. We added the Italian bank Unicredit Group, which trades at significant discount to its peers. We used relative weakness in the market to add to our position in Assicurazioni Gernerali S.p.A. We believe the company still has plenty of room to streamline its business while higher growth prospects should trigger yield normalization and a narrowing of its price to earnings discount versus the sector.

Current Strategy and Outlook: We remain overweight Europe and are positive about the prospects for European equities. Although official growth forecasts have been increased in the euro zone, we believe there is still significant potential for further recovery. This is because we expect economic growth to accelerate across the region thanks to favorable financing conditions, lower oil prices and a weaker euro. Greece is not out of the woods yet but so far markets outside Greece have been resilient. Deflation remains a worry but the European Central Bank appears to be countering this risk. Earnings estimates have been on an upward revision cycle, driven mainly by cyclicals.

We see positive earnings per share revisions in Japan. Valuations have risen a lot due to quantitative easing, however, and it is difficult to find attractive dividend opportunities. There is also much uncertainty regarding the third arrow of Abenomics, which involves structural reform.

In the United States, a strong dollar is a headwind for corporate earnings; there are also signs of increasing wage growth, which might put pressure on profit margins. With valuations at relatively high levels, we remain cautious and are underweight the U.S.

*	Effective November 1, 2014, Herman Klein was removed as a portfolio manager of the Fund. Prior to April 7, 2015, NNIP Advisors B.V. was formerly known as ING Investment Management Advisors B.V.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

5

Voya Global Natural Resources Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

United States	85.0%
Canada	8.9%
United Kingdom	1.6%
France	1.6%
Netherlands	1.6%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Global Natural Resources Fund* (“Global Natural Resources” or the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by Joseph Bassett, CFA, John Bailey and James Swain, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -4.97% compared to the S&P North American Natural Resources Sector Index which returned -3.40% for the same period.

Portfolio Specifics: Underperformance for the period was driven by unfavorable stock selection in the diversified metals and mining and materials sectors, primarily within the gold industries. Stock selection within the energy sector, particularly within the oil and gas exploration and production industry, contributed the most to performance.

Among the largest individual detractors were overweight positions in Whiting Petroleum Corporation and Halliburton Company, and not owning benchmark stock Baker Hughes Incorporated.

Whiting Petroleum, an oil-levered producer, underperformed for the period due to the retraction in the commodities market.

Oil-field services provider Halliburton Company underperformed as the company sustained a large loss for the period, during which it announced a headline-grabbing merger with rival Baker Hughes, Inc. Although the proposed $34.6 billion merger would create the world’s number two oil-services provider, Halliburton’s shares sold off on indications it would pay a restructuring charge as exploration and production firms cut production and capital expenditures to salvage profits.

Not owning Baker Hughes Incorporated, a supplier of oilfield services, hurt performance. Shares of Baker Hughes advanced on the news of its merger with Halliburton Company, which is expected to close in the second half of 2015.

Among the top individual contributors to performance were overweight positions in Newfield Exploration Company and Devon Energy Corporation and not owning benchmark stock National Oilwell Varco, Inc.

Our overweight position in Newfield Exploration, an independent energy company, outperformed for the period. The company exceeded investors’ earnings expectations for fourth quarter 2014, thanks to higher than expected production and lower than expected operating costs. Furthermore, management released strong initial earnings guidance for 2015.

Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)

ExxonMobil Corp.	9.0%
Schlumberger Ltd.	8.3%
Chevron Corp.	6.3%
Occidental Petroleum Corp.	5.5%
EOG Resources, Inc.	5.5%
Anadarko Petroleum Corp.	5.1%
Devon Energy Corp.	3.9%
Phillips 66	3.8%
Valero Energy Corp.	3.3%
Hess Corp.	3.1%

Portfolio holdings are subject to change daily.

Oil and gas production company Devon Energy outperformed for the period after exceeding earnings expectations for several quarters. A strong outlook for an increase in oil production also helped the stock.

Not owning benchmark stock National Oilwell Varco benefited relative results. Despite projecting strong revenue and margin growth for the long-term, the company announced that its stock will face headwinds over the next two to three years due to a forecasted slowdown in offshore orders and declines in onshore equipment orders.

Current Strategy and Outlook: The ability to find new and abundant sources of fossil fuels has been providing a tailwind for U.S. economic growth, jobs and manufacturing for several years. Given the increased supply of oil and, to a lesser degree, moderating demand as a result of slower economic growth, a price drop was inevitable. And with a 30-year average price of around $42/barrel, oil’s current level of  $58/barrel certainly looks more realistic to us than the $100/barrel that was the norm before the recent plunge. While low oil has been getting a bad rap this year thanks to its impact on large energy sector companies, cheaper energy prices are an overall positive for consumers and their future spending.

We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned considering our view that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	On May 22, 2015, Global Natural Resources merged into Voya Global Value Advantage Fund, which is not included in this report.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

6

Portfolio Managers’ Report	Voya International Core Fund

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

Japan	17.8%
United Kingdom	10.7%
France	9.6%
Switzerland	8.1%
China	5.7%
Italy	5.6%
Germany	5.0%
Netherlands	4.2%
India	4.1%
Canada	3.6%
Countries between 0.2% – 3.2%^	13.8%
Assets in Excess of Other Liabilities*	11.8%
Net Assets	100.0%

* Includes short-term investments.

^ Includes 12 countries, which each represents 0.2% – 3.2% of net assets.

Portfolio holdings are subject to change daily.

Voya International Core Fund (“International Core” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA, Portfolio Managers, of Wellington Management Company, LLP (“Wellington”) — the Sub-Adviser.

Performance: For the six-months ended April 30, 2015, the Fund’s Class I shares provided a total return of 6.68% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 6.81% and 5.56%, respectively, for the same period.

Portfolio Specifics: Global equities continued their march higher during the six month period ended April 30, 2015, though there was no shortage of headlines for investors to fret over: Ebola fears escalated in the fall, Japan’s economy returned to modest growth after two quarters of economic contraction, and manufacturing data from China and Japan disappointed. Europe was a bright spot during the first quarter of the year due to further accommo-dative monetary policy and encouraging economic data, including positive trends in manufacturing and exports. European economic sentiment improved as the European Central Bank over-delivered on already-high expectations with its bold announcement of a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth. However, fears about Greece’s future in the European Union resurfaced amid uncertainty about the disbursement of more bailout aid. U.S. stocks lagged the broader market as some market participants voiced concerns about potential headwinds such as valuations, near-term U.S. Federal Reserve tightening and the relatively strong U.S. dollar’s impact on exports.

The Fund outperformed the MSCI ACWI ex-USSM during the reporting period, driven by positive stock selection and sector allocation decisions. Strong stock selection in the financials, consumer discretionary, and industrials sectors contributed positively to relative performance. This was partially offset by weak benchmark-relative stock selection in the information technology and energy sectors. Sector allocation, a result of the bottom-up stock selection process, was also additive, led by an overweight to health care. Additionally, the Fund’s marginal cash position in an upward-trending market partially offset positive relative performance.

Top Ten Holdings as of April 30, 2015* (as a percentage of net assets)

Anheuser-Busch InBev Worldwide, Inc.	3.0%
Novartis AG	2.9%
AstraZeneca PLC	2.4%
Sky PLC	2.0%
Luxottica Group S.p.A.	1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
CRH PLC – London	1.7%
ICICI Bank Ltd.	1.5%
Ono Pharmaceutical Co., Ltd.	1.5%
Julius Baer Group Ltd.	1.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

From a regional perspective, the Fund benefited from positive stock selection within Europe ex-UK and an underweight allocation to and security selection within Developed Pacific ex-Japan. Partially offsetting positive relative results was weaker stock selection within Emerging Markets.

Top contributors to relative performance included Hong Kong Exchanges, one of the largest stock exchanges in Asia, Japanese pharmaceutical company Eisai, and Ireland-based diversified building materials company CRH. Top detractors from relative performance included Chinese search engine Baidu, China-based online commerce company Alibaba, as well as Canada-based integrated oil company Imperial Oil.

Current Strategy and Outlook: We look for opportunities in regions and sectors that we believe are undervalued. For companies whose returns have improved and are now reflected in their stock prices, we look for incremental improvements in returns among those companies that we believe benefit from cyclical tailwinds or can sustain strong returns for longer than generally expected. We continue to strive to maintain a good balance in the Fund of companies with improving returns and companies with sustainable returns to help mitigate the impact of shifts in economic and/or industry cycles.

At the end of the period, the Fund was most overweight the heath care, consumer discretionary, and financial sectors, and most underweight the materials, energy, and industrials sectors. Regionally, the Fund ended the period overweight Europe ex. UK and Japan and underweight Emerging Markets, Pacific Developed ex Japan, UK, and North America.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

7

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

China	26.8%
South Korea	20.8%
Taiwan	9.5%
Brazil	9.2%
India	6.5%
Russia	6.1%
South Africa	4.5%
Mexico	3.8%
Thailand	3.5%
Turkey	3.0%
Countries between 0.1% – 1.3%^	6.1%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%

* Includes short-term investments.

^ Includes 13 countries, which each represents 0.1% – 1.3% of net assets.

Portfolio holdings are subject to change daily.

Voya Multi-Manager Emerging Markets Equity Fund (“Emerging Markets Equity” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”) and Delaware Investment Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr. and Anuj Arora, Portfolio Managers, of the Sleeve that is managed by JPMorgan, and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.

Performance: For the six-months ended April 30, 2015, the Fund’s Class I shares provided a total return of  -1.16%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 3.92% for the same period.

Portfolio Specifics: J.P. Morgan Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 18 basis points (0.18%) for the six-month period ended April 30, 2015.

The key drivers of relative performance from a country positioning perspective were overweight positions in China and underweight positions in Mexico and Malaysia. In China, the long-standing and well-publicized economic slowdown finally prompted the People’s Bank of China to ease credit conditions and signal its commitment to continue doing so until growth stabilizes. This policy shift came on the heels of the recently established Shanghai-Hong Kong Connect facility and new rules allowing domestic mutual funds to own more Hong Kong-listed shares. The combination helped the recent fervour in A-shares to spread to the H-share market. Banks and state-owned enterprises (“SOEs”) were the leaders of the move—the former on the boost in liquidity, and the latter on speculation that SOE reform will lead to consolidation that rescues currently unprofitable industries and companies. The Sleeve has a long-standing underweight in Mexican and Malaysian equities, as they have high valuation and low momentum.

Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	2.8%
China Mobile Ltd.	2.5%
Samsung Electronics Co., Ltd. GDR	2.4%
Baidu.com ADR	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.9%
China Construction Bank	1.9%
Itau Unibanco Holding SA ADR	1.8%
Sohu.com, Inc.	1.5%
Lukoil OAO ADR	1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.4%

Portfolio holdings are subject to change daily.

Stock selection detracted from relative performance over the six-month period, driven largely by Brazil. The largest single-stock detractor was a position in Kroton Educacional, a private sector provider of tertiary education in Brazil and beneficiary of government aid to students. This financial aid program is under threat as the new finance team looks to stabilize public finances — a negative for the stock, but a long-term positive for the country, in our view.

Delaware Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 878 basis points (8.78%) for the six-month period ended April 30, 2015. Among countries, our underweight positions in Colombia, Poland, Greece, United Arab Emirates, and Malaysia contributed to relative performance as all of these markets underperformed. In Korea, shares of Lotte Chilsung Beverage outperformed due to strong sales in its beer business. In Israel, Teva Pharmaceutical gained on speculation that it was negotiating a large accretive acquisition.

In contrast, China, Brazil, and Russia detracted the most from performance. In China, our significant underweight in the financials sector detracted from performance as bank, insurance, and brokerage stocks all rallied in response to the central bank’s interest rate cut in November and rising domestic A-share stock market. In the technology sector, our underweight position in Tencent detracted from relative performance as the market became more positive about prospects for mobile ad monetization. Our overweight position in Baidu was unfavorable after the company reported weaker than expected earnings

8

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

results in January. In Brazil, our large overweight position was unfavorable in terms of asset allocation, while stock selection was also negative. In particular, shares of mobile operator Tim Participacoes declined after investors assigned a smaller possibility for sector consolidation in Brazil. Meanwhile, competitor Telefonica’s plan to raise capital dampened valuation in the sector. Shares of online retailer B2W declined due to concerns about the weak Brazilian economy and depreciation of the real. In Russia, the ruble’s steep depreciation versus the US dollar contributed to the underperformance of domestically oriented companies including Yandex, Sberbank, Mobile Telesystems, Qiwi, and Megafon. Declining oil prices weighed on Rosneft’s share price.

Among sectors, our underweight stance in the utilities sector contributed to relative performance. In contrast, the financials and technology sectors detracted most from performance.

Current Strategy & Outlook: J.P. Morgan Sleeve — Emerging market (“EM”) equities posted their strongest month in dollar terms in more than three years, outperforming the U.S. and EAFE markets. The magnitude of the move and the drivers behind it reminded investors what can happen when fundamental weakness and negative sentiment persist for long periods: policymakers can react with supportive measures, and markets can react with large price moves. Investors should remember that, beyond these short-term market moves, a recovery in earnings expectations is key to building confidence that emerging markets have bottomed in absolute and relative terms. We are encouraged by the support for growth in China and the stabilization of EM currencies, and we believe earnings expectations may have finally caught up with reality.

Delaware Sleeve — We believe that the outlook for emerging markets appears mixed and volatile. We see favorable valuations and growth opportunities in selective segments of the market. Challenges from politics, oil prices, and monetary policy may require investors to be patient, but they do not derail our long-term fundamental conviction in the sustainability of these franchises. On the other hand, we have concerns about excessive exuberance and optimism in other areas of the market such as India and Southeast Asia, and we believe that a disciplined and selective approach to investing is warranted. Over the course of this year, we expect some stabilization in the key sources of recent market volatility such as oil prices and monetary policy, and as a result, we are hopeful for a market environment that is more conducive to our bottom-up, fundamentally-driven investment approach.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

9

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)

United Kingdom	20.2%
Japan	19.0%
Switzerland	8.1%
France	5.7%
Sweden	4.7%
Germany	4.2%
Australia	3.6%
Netherlands	3.2%
United States	2.6%
Spain	2.6%
Countries between 0.1% – 2.5%^	24.5%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

* Includes short-term investments.

^ Includes 29 countries, which each represents 0.1% – 2.5% of net assets.

Portfolio holdings are subject to change daily.

Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and T. Rowe Price Associates, Inc. (“TRPA”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte and Tom Walsh Portfolio Managers of the Sleeve that is managed by Baillie Gifford*; Gerd Woort-Menker, CFA, Portfolio Manager of the Sleeve that is managed by JPMorgan; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard and Richard N. Clattenburg, CFA, Portfolio Manager of the Sleeve that is managed by TRPA.

Performance: For the six-months ended April 30, 2015, the Fund’s Class I shares provided a total return of 5.96% compared to the MSCI EAFE® Index (“MSCI EAFE”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 6.81% and 5.56%, respectively, for the same period.

Portfolio Specifics: JPMorgan Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 261 basis points (2.61%) for the six-month period ended April 30, 2015. Stock selection in health care and basic industries detracted, while stock selection in banks and technology-hardware contributed. Regionally, stock selection in Europe, including the U.K., and an allocation to Canada had a negative impact, while an allocation to emerging markets and an underweight allocation to the Pacific Rim contributed to performance.

At the individual stock level, Hitachi, the Japanese industrial cyclical company, was the largest stock detractor in the period after reporting disappointing third-quarter results. Weak yen benefits were wiped out by worse-than-expected demand for products/services used by clients in the telecommunication services and oil and gas segments, and additional costs in the infrastructure business. Management also lowered its guidance expectations as it sees lower demand in telecommunication services and oil and gas as likely to persist. We reduced our position following these disappointing results and guidance, along with concerns by our research analyst that cost overruns at the parent company level may hold back profits near term.

Top Ten Holdings as of April 30, 2015* (as a percentage of net assets)

Novartis AG	1.9%
BG Group PLC	1.7%
Prudential PLC	1.3%
Roche Holding AG - Genusschein	1.3%
Bayer AG	1.3%
Nestle S.A.	1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.1%
Teva Pharmaceutical Industries Ltd. ADR	1.1%
BNP Paribas	1.0%
Anheuser-Busch InBev Worldwide, Inc.	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

On the upside, shares of Sony, the Japanese consumer electronics company, rose as results topped market expectations. Management revised up its full-year plan from a ¥40.0 billion loss to a ¥20.0 billion profit, restructuring costs were lower than expected, and all electronics categories posted higher profits than expected. Restructuring measures implemented in February 2014 have started to pay off and the devices business continued to see strong earnings and growth.

Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 115 basis points (1.15%) for the six-month period ended April 30, 2015. One of the main contributors was Rakuten, the Japanese online marketplace business. This stemmed from encouraging operating results from the company. We believe that Rakuten’s dominant position in Japan leaves it well placed to continue to grow as online shopping expands. The company is also investing in other nascent forms of ecommerce, which could create significant value for shareholders in the future. We continue to monitor the company’s use of capital closely.

The UK listed online fashion retailer ASOS was also a top contributor, following a difficult period for the company. The business is expanding beyond the UK and is now employing more sophisticated regional pricing as well as continuing its investment in overseas distribution. We view both of these developments as positive, as we believe they should help the company to continue its international expansion.

The largest single detractor from performance was another online business, Chinese search engine Baidu. The business reported lower than expected profits during the period, after a period of slower consumer spending and an increase in marketing spending by the company. Looking beyond these results, we were interested to note that Baidu’s mobile search revenue surpassed its revenue from PCs for the first time. The company appears to have made the transition to mobile devices successfully and it continues to expand the range of services it offers to consumers. More generally, performance benefited from strong stock selection in the financials, staples and energy sectors, which more than overcame unfavorable selection in technology and industrials. A zero weighting in the weak utilities sector was also an advantage.

TRPA Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 139 basis points (1.39%) for the six-month period ended April 30, 2015. Stock selection in the industrials and business services sector drove relative outperformance. Shares of Experian, the leading global provider of credit information, rose after several periods of solid, albeit unremarkable results. Although there have been some concerns that the company would be challenged by its exposure to Brazil and U.S. consumer headwinds, we believe growth is poised to accelerate for the company and are impressed with the firm’s management and levels of free cash flow. An overweight to consumer discretionary names also aided relative returns. Investors favored shares of Dutch cable company Altice following news that it would acquire a Portuguese telecommunications company, which we believe will drive cash flow growth for the firm. Management has a strong track record of improving operating efficiencies and stripping out excess costs to generate cash flows. We believe

10

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Altice will also acquire good assets in an improving market while likely selling some minor cable TV assets at an attractive valuation. Conversely, holdings in telecommunication services detracted from relative results. Brazilian wireless telecommunications provider Tim Participacoes declined after it became clear that the hoped-for acquisition of Oi, which we believe would be a beneficial consolidation within the industry, would not take place in the near future. The continued depreciation of the Brazilian real also weighed on shares as Brazilian equities struggled broadly.

Regionally, stock selection in developed Europe contributed the most to relative performance. Conversely, holdings in the U.S. detracted from relative results.

The Sleeve held currency forwards in Oct 2014, and equity rights at various points in the 6 month period. The currency forwards generated a net derivative exposure equal to approximately 1% of net assets and the equity rights had minimal impact on net exposure. As of 04/30/2015, the account has no derivative holdings. The estimated return impact from employing currency forwards was 1 bp and a negligible return impact from rights for reporting period.

Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 6 basis points (0.06%) for the six-month period ended April 30, 2015. Stock selection in the information technology sector was additive to relative returns as shares of Netherlands based NXP Semiconductor rallied on news that the company would acquire Texas-based competitor Freescale. The deal would bolster the combined company’s position as the largest supplier in the automotive industry, which is experiencing healthy growth as technology assumes a larger role in automobile components. In the industrials sector, shares of Spanish airport operator Aena surged after its initial public offering as the Spanish economic recovery and lower oil prices have driven both domestic and international travel. Stock selection in the energy sector positively drove relative returns as shares of UK based energy company BG Group soared, as competitor Royal Dutch Shell announced a bid for the company at a 50% premium. In contrast, stock selection in the telecom services sector detracted from relative returns as shares of Turkish mobile phone operator Turkcel declined along with the Turkish equity market over political concerns, while shares of Japanese telecom company Softbank suffered from lower profit guidance at its US subsidiary Sprint. Stock selection in the consumer discretionary sector was dilutive to relative returns as shares of Brazilian private education company Estacio declined in January after the government made an unexpected, negative change to its student loan program. The stock later somewhat recovered on earnings that highlighted higher average tuition fees and strong performance in the distance learning segment.

Current Strategy and Outlook: JPMorgan Sleeve — The global recovery continues. Economic figures from the U.S. in 2015 have so far been disappointing, but we view this weakness largely as temporary and attributable to transitory factors, such as seasonality, weather and port strikes on the West Coast. Growth in Europe and Japan is expected to strengthen but, for the time being, further improvements will depend on policy stimuli. The threat of deflation, however, seems to be receding.

The Sleeve remains broadly diversified as we continue to focus on utilizing our research capabilities to identify the most attractive ‘value’ names within each sector.

Baillie Gifford Sleeve — We concentrate on finding company-specific opportunities to invest in, and believe that having a diversified group of high quality, growing businesses, should enable us to deliver attractive long term returns. We are encouraged by the reasonable start in 2015, with what we view as positive signs of recovery in Europe and greater traction in Japan’s Abenomics reforms. We think there are also areas of concern: instability in Ukraine and across the Middle East, and Greece’s negotiations with creditors. We continue to find lots of compelling opportunities for investigation, believe that the Fund contains a selection of growing companies, and are hopeful for the Fund’s long term potential.

TRPA Sleeve — We are seeing international equity markets broaden out in terms of the number of markets that are doing well. But the rosier markets have meant that new ideas continue to prove elusive in many areas, although pockets of opportunities do still exist. In our opinion, financials still look attractive as some European stocks, particularly in the U.K., are still undervalued despite encouraging long term growth prospects. Outside Europe, we believe that financials in oil-levered economies, such as Canada, have been unfairly discounted and have found opportunities there. Consumer discretionary remains mixed, as auto and luxury-related names’ valuations are higher, while media and cable names, for example, continue to look attractive. We think success in consumer discretionary will be very stock specific going forward. We believe energy and materials look attractive, although we are most interested in owning those higher quality names that we think stand to grow earnings over the next several years. As always, we remain focused on constructing the Sleeve on a stock-by-stock basis, using a top-down overlay as a complement to the bottom-up stock selection process.

Lazard Sleeve — We believe corporate profitability and balance sheets are still in good shape, and if profitability can be sustained in an environment of gently improving growth in developed markets, then equities may still offer attractive valuations compared to the low returns available in other asset markets. However, share prices today appear dependent on both some level of economic recovery and a continuation of currently very-low interest rates. This is dangerous, in our view, as over the medium term we believe it is an unlikely combination. The portfolio teams continue to focus on stock selection, seeking to find stocks with sustainably high or improving returns trading at what we believe are attractive valuations.

*	Effective December 1, 2014, Paul Faulkner was removed as a portfolio manager of the Fund. Effective December 1, 2014, Tom Walsh, Moritz Sitte and Sophie Earnshaw were added as portfolio managers to the Fund. Effective April 1, 2015 Robert W. Smith was removed as a portfolio manager of the Fund and Richard N. Clattenburg was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

11

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*
Voya Emerging Markets Equity Dividend Fund
Class A	$1,000.00	$1,009.30	1.70%	$8.47	$1,000.00	$1,016.36	1.70%	$8.50
Class B	1,000.00	1,005.70	2.45	12.18	1,000.00	1,012.65	2.45	12.23
Class C	1,000.00	1,005.60	2.45	12.18	1,000.00	1,012.65	2.45	12.23
Class I	1,000.00	1,010.80	1.45	7.23	1,000.00	1,017.60	1.45	7.25
Class O	1,000.00	1,009.90	1.70	8.47	1,000.00	1,016.36	1.70	8.50
Class W	1,000.00	1,010.90	1.45	7.23	1,000.00	1,017.60	1.45	7.25
Voya Global Equity Dividend Fund
Class A	$1,000.00	$1,019.80	1.25%	$6.26	$1,000.00	$1,018.60	1.25%	$6.26
Class B	1,000.00	1,016.90	2.00	10.00	1,000.00	1,014.88	2.00	9.99
Class C	1,000.00	1,016.50	2.00	10.00	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,021.30	1.00	5.01	1,000.00	1,019.84	1.00	5.01
Class O	1,000.00	1,020.40	1.25	6.26	1,000.00	1,018.60	1.25	6.26
Class W	1,000.00	1,021.20	1.00	5.01	1,000.00	1,019.84	1.00	5.01

12

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*
Voya Global Natural Resources Fund
Class A	$1,000.00	$950.30	1.50%	$7.25	$1,000.00	$1,017.36	1.50%	$7.50
Class I	1,000.00	952.30	1.25	6.05	1,000.00	1,018.60	1.25	6.26
Class W	1,000.00	952.10	1.25	6.05	1,000.00	1,018.60	1.25	6.26
Voya International Core Fund
Class I	$1,000.00	$1,066.80	0.95%	$4.87	$1,000.00	$1,020.08	0.95%	$4.76
Class W	1,000.00	1,066.80	0.95	4.87	1,000.00	1,020.08	0.95	4.76
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$986.80	1.61%	$7.93	$1,000.00	$1,016.81	1.61%	$8.05
Class B	1,000.00	983.40	2.36	11.61	1,000.00	1,013.09	2.36	11.78
Class C	1,000.00	982.80	2.36	11.60	1,000.00	1,013.09	2.36	11.78
Class I	1,000.00	988.40	1.26	6.21	1,000.00	1,018.55	1.26	6.31
Class R	1,000.00	985.50	1.86	9.16	1,000.00	1,015.57	1.86	9.30
Class W	1,000.00	988.30	1.36	6.70	1,000.00	1,018.05	1.36	6.80
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,059.60	0.97%	$4.95	$1,000.00	$1,019.98	0.97%	$4.86

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

13

Statements of Assets and Liabilities as of April 30, 2015 (Unaudited)

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya Global Natural Resources Fund
ASSETS:
Investments in securities at fair value*	$16,970,821	$96,188,300	$72,072,217
Short-term investments at fair value**	—	—	1,078,690
Total investments at fair value	$16,970,821	$96,188,300	$73,150,907
Cash	—	3,782,689	475
Foreign currencies at value***	177,288	10,368	20,249
Receivables:
Investment securities sold	272,897	—	—
Fund shares sold	219	61,772	40,683
Dividends	39,797	239,874	22,804
Foreign tax reclaims	1,903	158,932	2,801
Prepaid expenses	35,900	23,080	8,545
Reimbursement due from manager	21,101	22,707	43,886
Other assets	818	3,594	2,415
Total assets	17,520,744	100,491,316	73,292,765
LIABILITIES:
Payable for investment securities purchased	166,301	—	—
Payable for fund shares redeemed	1,292	74,446	20,861
Payable for investment management fees	13,923	56,997	53,901
Payable for administrative fees	1,392	8,142	5,817
Payable for distribution and shareholder service fees	4,732	37,386	13,339
Payable to custodian due to bank overdraft	87,009	—	—
Payable to trustees under the deferred compensation plan (Note 6)	818	3,594	2,415
Payable for trustee fees	87	486	354
Payable for proxy and solicitation costs (Note 6)	—	—	125,002
Other accrued expenses and liabilities	46,865	111,301	54,794
Total liabilities	322,419	292,352	276,483
NET ASSETS	$17,198,325	$100,198,964	$73,016,282
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$17,453,073	$162,128,929	$77,298,167
Undistributed net investment income	67,986	162,446	99,293
Accumulated net realized loss	(473,520)	(68,347,019)	(14,352,793)
Net unrealized appreciation	150,786	6,254,608	9,971,615
NET ASSETS	$17,198,325	$100,198,964	$73,016,282

* Cost of investments in securities	$16,818,045	$89,922,811	$62,101,233
** Cost of short-term investments	$—	$—	$1,078,690
*** Cost of foreign currencies	$178,410	$10,285	$19,538

See Accompanying Notes to Financial Statements

14

Statements of Assets and Liabilities as of April 30, 2015 (Unaudited) (continued)

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya Global Natural Resources Fund
Class A
Net assets	$10,061,474	$44,515,713	$66,991,747
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	757,410	3,282,390	7,270,254
Net asset value and redemption price per share†	$13.28	$13.56	$9.21
Maximum offering price per share (5.75%)(1)	$14.09	$14.39	$9.77

Class B
Net assets	$372,938	$1,901,573	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	28,387	140,386	n/a
Net asset value and redemption price per share†	$13.14	$13.55	n/a

Class C
Net assets	$2,109,840	$29,096,080	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	161,760	2,158,775	n/a
Net asset value and redemption price per share†	$13.04	$13.48	n/a

Class I
Net assets	$1,178,021	$8,825,798	$4,908,705
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	88,364	649,905	530,688
Net asset value and redemption price per share	$13.33	$13.58	$9.25

Class O
Net assets	$3,451,560	$14,619,454	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	262,838	1,080,010	n/a
Net asset value and redemption price per share	$13.13	$13.54	n/a

Class W
Net assets	$24,492	$1,240,346	$1,115,830
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,844	82,774	95,272
Net asset value and redemption price per share	$13.28	$14.98	$11.71

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

15

Statements of Assets and Liabilities as of April 30, 2015 (Unaudited)

	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund
ASSETS:
Investments in securities at fair value+*	$300,596,886	$276,335,116	$502,276,896
Short-term investments at fair value**	13,584,932	9,619,926	19,170,845
Total investments at fair value	$314,181,818	$285,955,042	$521,447,741
Cash	—	5,162,271	4,900,419
Cash collateral for futures	—	—	70,000
Foreign currencies at value***	311,231	259,285	1,025,795
Receivables:
Investment securities sold	2,259,852	274,348	3,529,597
Fund shares sold	28,860,975	230,800	17,379,155
Dividends	767,048	224,848	1,767,144
Interest	—	20	50,565
Foreign tax reclaims	799,991	—	707,936
Unrealized appreciation on forward foreign currency contracts	—	—	201,543
Prepaid expenses	14,495	38,205	2,686
Reimbursement due from manager	22,896	18,228	—
Other assets	3,010	4,531	2,628
Total assets	347,221,316	292,167,578	551,085,209
LIABILITIES:
Payable for investment securities purchased	3,295,886	600,351	1,655,179
Payable for fund shares redeemed	2,639,526	4,561,025	26,943,076
Payable for foreign cash collateral for futures****	—	—	19,764
Payable upon receipt of securities loaned	—	9,619,926	11,413,437
Unrealized depreciation on forward foreign currency contracts	—	—	210,990
Payable for investment management fees	210,396	226,522	330,347
Payable for administrative fees	25,725	22,652	42,494
Payable for distribution and shareholder service fees	—	11,636	—
Payable to custodian due to bank overdraft	1,350	—	—
Payable to trustees under the deferred compensation plan (Note 6)	3,010	4,531	2,628
Payable for trustee fees	1,468	1,235	2,438
Other accrued expenses and liabilities	194,873	205,255	211,142
Total liabilities	6,372,234	15,253,133	40,831,495
NET ASSETS	$340,849,082	$276,914,445	$510,253,714
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$311,901,931	$327,102,666	$462,115,819
Undistributed net investment income	1,284,410	366,689	2,775,024
Accumulated net realized loss	(777,039)	(65,644,340)	(7,098,980)
Net unrealized appreciation	28,439,780	15,089,430	52,461,851
NET ASSETS	$340,849,082	$276,914,445	$510,253,714

+ Including securities loaned at value	$—	$9,206,912	$10,868,462
* Cost of investments in securities	$272,093,257	$261,241,709	$449,792,888
** Cost of short-term investments	$13,584,932	$9,619,926	$19,170,845
*** Cost of foreign currencies	$311,261	$259,718	$1,004,025
**** Cost of payable for foreign cash collateral for futures	$—	$—	$19,764

See Accompanying Notes to Financial Statements

16

Statements of Assets and Liabilities as of April 30, 2015 (Unaudited) (continued)

	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund
Class A
Net assets	n/a	$32,172,955	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	2,855,067	n/a
Net asset value and redemption price per share†	n/a	$11.27	n/a
Maximum offering price per share (5.75%)(1)	n/a	$11.96	n/a

Class B
Net assets	n/a	$234,582	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	20,858	n/a
Net asset value and redemption price per share†	n/a	$11.25	n/a

Class C
Net assets	n/a	$6,053,870	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	538,998	n/a
Net asset value and redemption price per share†	n/a	$11.23	n/a

Class I
Net assets	$303,086,782	$197,671,221	$510,253,714
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	30,249,383	17,510,674	44,108,542
Net asset value and redemption price per share	$10.02	$11.29	$11.57

Class R
Net assets	n/a	$27,367	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	2,439	n/a
Net asset value and redemption price per share	n/a	$11.22	n/a

Class W
Net assets	$37,762,300	$40,754,450	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	3,769,225	3,616,005	n/a
Net asset value and redemption price per share	$10.02	$11.27	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS for the six months ended April 30, 2015 (Unaudited)

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya Global Natural Resources Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$225,008	$1,518,788	$730,718
Securities lending income, net	—	1,150	—
Total investment income	225,008	1,519,938	730,718
EXPENSES:
Investment management fees	86,607	337,242	325,366
Distribution and shareholder service fees:
Class A	12,762	53,135	80,417
Class B	2,347	10,083	—
Class C	10,288	139,974	—
Class O	4,170	18,119	—
Transfer agent fees:
Class A	13,847	49,403	70,732
Class B	636	2,318	—
Class C	2,793	32,542	—
Class I	718	4,166	2,321
Class O	4,526	16,725	—
Class W	31	1,432	1,135
Administrative service fees	8,661	48,177	35,117
Shareholder reporting expense	6,335	11,394	5,430
Registration fees	37,561	40,536	39,003
Professional fees	17,932	18,428	13,428
Custody and accounting expense	36,381	45,437	10,893
Trustee fees	262	1,457	1,061
Proxy and solicitation costs (Note 6)	—	—	145,200
Miscellaneous expense	3,075	3,559	4,414
Total expenses	248,932	834,127	734,517
Net waived and reimbursed fees	(93,717)	(131,189)	(214,198)
Net expenses	155,215	702,938	520,319
Net investment income	69,793	817,000	210,399
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	(185,320)	1,629,291	(3,126,263)
Foreign currency related transactions	(16,815)	21,907	(2,454)
Net realized gain (loss)	(202,135)	1,651,198	(3,128,717)
Net change in unrealized appreciation (depreciation) on:
Investments	144,931	(1,145,824)	(1,195,594)
Foreign currency related transactions	(772)	(2,805)	880
Net change in unrealized appreciation (depreciation)	144,159	(1,148,629)	(1,194,714)
Net realized and unrealized gain (loss)	(57,976)	502,569	(4,323,431)
Increase (decrease) in net assets resulting from operations	$11,817	$1,319,569	$(4,113,032)

* Foreign taxes withheld	$24,487	$86,945	$17,603
^ Foreign taxes on sale of Indian investments	$6,747	$—	$—

See Accompanying Notes to Financial Statements

18

STATEMENTS OF OPERATIONS for the six months ended April 30, 2015 (Unaudited)

	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,665,063	$2,044,613	$5,577,075
Interest	630	578	50,592
Securities lending income, net	—	33,967	29,947
Total investment income	2,665,693	2,079,158	5,657,614
EXPENSES:
Investment management fees	1,092,484	1,224,602	1,813,983
Distribution and shareholder service fees:
Class A	—	39,391	—
Class B	—	1,615	—
Class C	—	30,291	—
Class R	—	64	—
Transfer agent fees:
Class A	—	38,549	—
Class B	—	399	—
Class C	—	7,418	—
Class I	1,525	6,683	764
Class R	—	31	—
Class W	22,935	40,823	—
Administrative service fees	145,664	122,459	241,863
Shareholder reporting expense	13,030	10,788	7,092
Registration fees	20,157	38,068	195
Professional fees	22,393	35,587	46,213
Custody and accounting expense	83,166	158,965	256,985
Trustee fees	4,406	3,704	7,316
Miscellaneous expense	10,075	6,299	12,050
Tax expense	—	12,752	—
Interest expense	71	—	1,342
Total expenses	1,415,906	1,778,488	2,387,803
Net waived and reimbursed fees	(31,651)	(126,843)	(31,380)
Brokerage commission recapture	(1,227)	(688)	(897)
Net expenses	1,383,028	1,650,957	2,355,526
Net investment income	1,282,665	428,201	3,302,088
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	439,531	(4,777,877)	(4,722,162)
Foreign currency related transactions	(114,195)	(69,082)	134,716
Futures	—	56,554	19,691
Net realized gain (loss)	325,336	(4,790,405)	(4,567,755)
Net change in unrealized appreciation (depreciation) on:
Investments	17,780,399	3,473,152	31,143,977
Foreign currency related transactions	(5,394)	(3,910)	(409,424)
Futures	—	—	3,935
Net change in unrealized appreciation (depreciation)	17,775,005	3,469,242	30,738,488
Net realized and unrealized gain (loss)	18,100,341	(1,321,163)	26,170,733
Increase (decrease) in net assets resulting from operations	$19,383,006	$(892,962)	$29,472,821

* Foreign taxes withheld	$278,984	$280,973	$539,974

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Emerging Markets Equity Dividend Fund		Voya Global Equity Dividend Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014

FROM OPERATIONS:
Net investment income	$69,793	$394,029	$817,000	$1,905,213
Net realized gain (loss)	(202,135)	233,062	1,651,198	7,623,285
Net change in unrealized appreciation (depreciation)	144,159	(764,233)	(1,148,629)	(4,884,206)
Increase (decrease) in net assets resulting from operations	11,817	(137,142)	1,319,569	4,644,292
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(239,871)	(246,993)	(335,610)	(871,611)
Class B	(6,189)	(5,977)	(7,576)	(40,887)
Class C	(29,909)	(22,113)	(109,713)	(374,951)
Class I	(35,622)	(20,202)	(76,111)	(135,407)
Class O	(79,700)	(68,211)	(120,531)	(422,175)
Class W	(587)	(551)	(10,951)	(35,554)
Net realized gains:
Class A	(133,162)	(1,642,903)	—	—
Class B	(7,154)	(106,882)	—	—
Class C	(26,368)	(286,075)	—	—
Class I	(17,103)	(114,146)	—	—
Class O	(43,316)	(442,902)	—	—
Class W	(289)	(3,029)	—	—
Total distributions	(619,270)	(2,959,984)	(660,492)	(1,880,585)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	851,334	4,049,054	3,266,392	7,633,416
Proceeds from shares issued in merger (Note 15)	—	—	34,758,316	—
Reinvestment of distributions	469,628	2,324,707	446,633	1,188,417
	1,320,962	6,373,761	38,471,341	8,821,833
Cost of shares redeemed	(3,083,798)	(8,217,109)	(11,242,113)	(14,563,563)
Net increase (decrease) in net assets resulting from capital share transactions	(1,762,836)	(1,843,348)	27,229,228	(5,741,730)
Net increase (decrease) in net assets	(2,370,289)	(4,940,474)	27,888,305	(2,978,023)
NET ASSETS:
Beginning of year or period	19,568,614	24,509,088	72,310,659	75,288,682
End of year or period	$17,198,325	$19,568,614	$100,198,964	$72,310,659
Undistributed net investment income at end of year or period	$67,986	$390,071	$162,446	$5,938

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Global Natural Resources Fund		Voya International Core Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$210,399	$253,493	$1,282,665	$2,907,224
Net realized gain (loss)	(3,128,717)	5,489,076	325,336	38,571,575
Net change in unrealized appreciation (depreciation)	(1,194,714)	(6,668,074)	17,775,005	(38,153,904)
Increase (decrease) in net assets resulting from operations	(4,113,032)	(925,505)	19,383,006	3,324,895
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(248,665)	(297,156)	—	—
Class I	(34,142)	(30,775)	(2,203,559)	(6,628,249)
Class W	(4,852)	(5,433)	(269,255)	(373,547)
Net realized gains:
Class I	—	—	(33,618,638)	(721,032)
Class W	—	—	(4,107,886)	(40,708)
Total distributions	(287,659)	(333,364)	(40,199,338)	(7,763,536)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,256,733	8,041,019	74,092,658	139,969,909
Reinvestment of distributions	249,847	288,572	40,199,338	7,763,536
	7,506,580	8,329,591	114,291,996	147,733,445
Cost of shares redeemed	(9,537,220)	(17,200,253)	(44,251,895)	(261,216,238)
Net increase (decrease) in net assets resulting from capital share transactions	(2,030,640)	(8,870,662)	70,040,101	(113,482,793)
Net increase (decrease) in net assets	(6,431,331)	(10,129,531)	49,223,769	(117,921,434)
NET ASSETS:
Beginning of year or period	79,447,613	89,577,144	291,625,313	409,546,747
End of year or period	$73,016,282	$79,447,613	$340,849,082	$291,625,313
Undistributed net investment income at end of year or period	$99,293	$176,553	$1,284,410	$2,474,559

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Multi-Manager Emerging Markets Equity Fund		Voya Multi-Manager International Equity Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$428,201	$2,849,978	$3,302,088	$9,848,494
Net realized gain (loss)	(4,790,405)	2,831,431	(4,567,755)	18,989,967
Net change in unrealized appreciation (depreciation)	3,469,242	(6,163,141)	30,738,488	(29,722,528)
Increase (decrease) in net assets resulting from operations	(892,962)	(481,732)	29,472,821	(884,067)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(343,659)	(313,992)	—	—
Class C	(7,284)	(2,548)	—	—
Class I	(2,503,591)	(1,959,669)	(10,676,742)	(3,546,267)
Class R	(189)	(258)	—	—
Class W	(452,410)	(190,633)	—	—
Net realized gains:
Class I	—	—	(18,302,987)	(328,772)
Total distributions	(3,307,133)	(2,467,100)	(28,979,729)	(3,875,039)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	60,719,050	120,119,427	80,635,045	236,260,048
Reinvestment of distributions	3,276,929	2,440,080	28,979,729	3,875,039
	63,995,979	122,559,507	109,614,774	240,135,087
Cost of shares redeemed	(26,489,904)	(119,171,159)	(85,084,541)	(88,818,766)
Net increase in net assets resulting from capital share transactions	37,506,075	3,388,348	24,530,233	151,316,321
Net increase in net assets	33,305,980	439,516	25,023,325	146,557,215
NET ASSETS:
Beginning of year or period	243,608,465	243,168,949	485,230,389	338,673,174
End of year or period	$276,914,445	$243,608,465	$510,253,714	$485,230,389
Undistributed net investment income at end of year or period	$366,689	$3,245,621	$2,775,024	$10,149,678

See Accompanying Notes to Financial Statements

22

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Equity Dividend Fund
Class A
04-30-15	13.66	0.06	•	0.01	0.07	0.29	0.16	—	0.45	—	13.28	0.93	2.79	1.70	1.70	0.90	10,061	31
10-31-14	15.68	0.27	•	(0.35)	(0.08)	0.25	1.69	—	1.94	—	13.66	0.19	2.50	1.70	1.70	1.95	11,404	46
10-31-13	14.87	0.25	•	0.78	1.03	0.22	—	—	0.22	—	15.68	6.93	2.61	1.72	1.72	1.66	15,560	148
10-31-12	14.19	0.11		0.57	0.68	—	—	—	—	—	14.87	4.79	2.40	2.10	2.10	0.73	18,356	51
10-31-11	16.40	0.05		(2.08)	(2.03)	0.18	—	—	0.18	—	14.19	(12.53)	2.11	2.10	2.10	0.29	21,370	129
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—	—	0.21	—	16.40	16.49	2.11	2.10	2.10	0.27	29,947	90
Class B
04-30-15	13.40	0.01	•	0.03	0.04	0.14	0.16	—	0.30	—	13.14	0.57	3.54	2.45	2.45	0.14	373	31
10-31-14	15.35	0.16	•	(0.33)	(0.17)	0.09	1.69	—	1.78	—	13.40	(0.52)	3.25	2.45	2.45	1.21	661	46
10-31-13	14.55	0.13	•	0.75	0.88	0.08	—	—	0.08	—	15.35	6.08	3.36	2.47	2.47	0.91	1,044	148
10-31-12	13.99	(0.00	)*	0.56	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	16.18	(0.08	)•	(2.04)	(2.12)	0.07	—	—	0.07	—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—	—	0.12	—	16.18	15.61	2.86	2.85	2.85	(0.45)	2,772	90
Class C
04-30-15	13.35	0.02		0.02	0.04	0.19	0.16	—	0.35	—	13.04	0.56	3.54	2.45	2.45	0.13	2,110	31
10-31-14	15.34	0.18		(0.35)	(0.17)	0.13	1.69	—	1.82	—	13.35	(0.54)	3.25	2.45	2.45	1.21	2,282	46
10-31-13	14.55	0.14	•	0.75	0.89	0.10	—	—	0.10	—	15.34	6.10	3.36	2.47	2.47	0.92	2,670	148
10-31-12	13.99	(0.02)		0.58	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	16.19	(0.06)		(2.06)	(2.12)	0.08	—	—	0.08	—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—	—	0.16	—	16.19	15.64	2.86	2.85	2.85	(0.53)	5,772	90
Class I
04-30-15	13.74	0.07	•	0.02	0.09	0.34	0.16	—	0.50	—	13.33	1.08	2.39	1.45	1.45	1.15	1,178	31
10-31-14	15.77	0.30	•	(0.34)	(0.04)	0.30	1.69	—	1.99	—	13.74	0.46	2.15	1.45	1.45	2.15	1,540	46
10-31-13	14.95	0.28		0.81	1.09	0.27	—	—	0.27	—	15.77	7.30	2.31	1.42	1.42	1.81	1,083	148
10-31-12	14.23	0.11	•	0.61	0.72	—	—	—	—	—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	16.44	0.12	•	(2.10)	(1.98)	0.23	—	—	0.23	—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—	—	0.27	—	16.44	16.97	1.72	1.71	1.71	1.15	2,212	90

See Accompanying Notes to Financial Statements

23

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																	Supplemental
		operations				Less Distributions									Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Equity Dividend Fund (continued)
Class O
04-30-15	13.51	0.06	•	0.02	0.08	0.30		0.16	—	0.46		—	13.13	0.99	2.79	1.70	1.70	0.90	3,452	31
10-31-14	15.54	0.27		(0.35)	(0.08)	0.26		1.69	—	1.95		—	13.51	0.17	2.50	1.70	1.70	1.92	3,658	46
10-31-13	14.74	0.26	•	0.76	1.02	0.22		—	—	0.22		—	15.54	6.93	2.61	1.72	1.72	1.71	4,124	148
10-31-12	14.07	0.12		0.55	0.67	—		—	—	—		—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	16.27	0.07		(2.08)	(2.01)	0.19		—	—	0.19		—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
10-31-10	14.19	0.07	•	2.24	2.31	0.23		—	—	0.23		—	16.27	16.49	2.11	2.10	2.10	0.49	4,530	90
Class W
04-30-15	13.68	0.07	•	0.02	0.09	0.33		0.16	—	0.49		—	13.28	1.09	2.54	1.45	1.45	1.16	24	31
10-31-14	15.72	0.36	•	(0.40)	(0.04)	0.31		1.69	—	2.00		—	13.68	0.45	2.25	1.45	1.45	2.58	24	46
10-31-13	14.94	0.27	•	0.80	1.07	0.29		—	—	0.29		—	15.72	7.19	2.36	1.47	1.47	1.79	28	148
10-31-12	14.23	0.10	•	0.61	0.71	—		—	—	—		—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4) -
10-31-11	15.51	0.02		(1.30)	(1.28)	0.00	*	—	—	0.00	*	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
Voya Global Equity Dividend Fund
Class A
04-30-15	13.41	0.12	•	0.14	0.26	0.11		—	—	0.11		—	13.56	1.98	1.53	1.25	1.25	1.90	44,516	14
10-31-14	12.92	0.37		0.48	0.85	0.36		—	—	0.36		—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21	•	2.25	2.46	0.23		—	—	0.23		—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
10-31-12	10.05	0.24		0.64	0.88	0.24		—	—	0.24		—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	10.31	0.28	•	(0.29)	(0.01)	0.25		—	—	0.25		—	10.05	(0.16)	1.42	1.39	1.39	2.67	33,494	83
10-31-10	9.41	0.26	•	0.89	1.15	0.25		—	—	0.25		—	10.31	12.46	1.38	1.40	1.40	2.65	42,502	58
Class B
04-30-15	13.38	0.07	•	0.15	0.22	0.05		—	—	0.05		—	13.55	1.69	2.28	2.00	2.00	1.13	1,902	14
10-31-14	12.90	0.28		0.46	0.74	0.26		—	—	0.26		—	13.38	5.72	2.21	2.02	2.02	2.04	1,648	40
10-31-13	10.66	0.13	•	2.24	2.37	0.13		—	—	0.13		—	12.90	22.37	2.18	2.11	2.11	1.09	2,593	57
10-31-12	10.03	0.15	•	0.64	0.79	0.16		—	—	0.16		—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	10.28	0.20	•	(0.29)	(0.09)	0.16		—	—	0.16		—	10.03	(0.86)	2.17	2.14	2.14	1.87	6,108	83
10-31-10	9.38	0.19	•	0.88	1.07	0.17		—	—	0.17		—	10.28	11.62	2.13	2.15	2.15	1.91	11,212	58
Class C
04-30-15	13.32	0.07	•	0.15	0.22	0.06		—	—	0.06		—	13.48	1.65	2.28	2.00	2.00	1.13	29,096	14
10-31-14	12.84	0.27		0.48	0.75	0.27		—	—	0.27		—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
10-31-13	10.62	0.13		2.23	2.36	0.14		—	—	0.14		—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
10-31-12	10.00	0.16		0.63	0.79	0.17		—	—	0.17		—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
10-31-11	10.26	0.20	•	(0.29)	(0.09)	0.17		—	—	0.17		—	10.00	(0.91)	2.17	2.14	2.14	1.94	21,985	83
10-31-10	9.36	0.19	•	0.89	1.08	0.18		—	—	0.18		—	10.26	11.66	2.13	2.15	2.15	1.92	28,635	58

See Accompanying Notes to Financial Statements

24

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																					Supplemental
		operations				Less Distributions										Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Equity Dividend Fund (continued)
Class I
04-30-15	13.43	0.14	•	0.14	0.28	0.13		—	—	0.13		—	13.58	2.13		1.15	1.00		1.00		2.16		8,826	14
10-31-14	12.94	0.39		0.50	0.89	0.40		—	—	0.40		—	13.43	6.85		1.11	1.00		1.00		2.86		5,994	40
10-31-13	10.70	0.25	•	2.26	2.51	0.27		—	—	0.27		—	12.94	23.75		1.04	1.01		1.01		2.13		4,313	57
10-31-12	10.06	0.27		0.65	0.92	0.28		—	—	0.28		—	10.70	9.25		1.13	1.03		1.03		2.62		2,929	66
10-31-11	10.32	0.34	•	(0.31)	0.03	0.29		—	—	0.29		—	10.06	0.21		1.03	1.00		1.00		3.21		3,261	83
10-31-10	9.42	0.27	•	0.92	1.19	0.29		—	—	0.29		—	10.32	12.90		0.99	1.01		1.01		2.80		12,390	58
Class O
04-30-15	13.38	0.13	•	0.14	0.27	0.11		—	—	0.11		—	13.54	2.04		1.53	1.25		1.25		1.97		14,619	14
10-31-14	12.90	0.37		0.48	0.85	0.37		—	—	0.37		—	13.38	6.54		1.46	1.27		1.27		2.73		15,343	40
10-31-13	10.67	0.21	•	2.25	2.46	0.23		—	—	0.23		—	12.90	23.25		1.43	1.36		1.36		1.82		15,313	57
10-31-12	10.03	0.23		0.65	0.88	0.24		—	—	0.24		—	10.67	8.88		1.52	1.42		1.42		2.24		13,618	66
10-31-11	10.29	0.28		(0.29)	(0.01)	0.25		—	—	0.25		—	10.03	(0.16)		1.42	1.39		1.39		2.68		13,358	83
10-31-10	9.40	0.26	•	0.89	1.15	0.26		—	—	0.26		—	10.29	12.41		1.38	1.40		1.40		2.65		14,721	58
Class W
04-30-15	14.80	0.16	•	0.15	0.31	0.13		—	—	0.13		—	14.98	2.12		1.28	1.00		1.00		2.21		1,240	14
10-31-14	14.23	0.44		0.53	0.97	0.40		—	—	0.40		—	14.80	6.81		1.21	1.02		1.02		3.00		1,275	40
10-31-13	11.74	0.27	•	2.47	2.74	0.25		—	—	0.25		—	14.23	23.60		1.18	1.11		1.11		2.07		1,199	57
10-31-12	11.01	0.29	•	0.70	0.99	0.26		—	—	0.26		—	11.74	9.11		1.27	1.17		1.17		2.53		1,196	66
10-31-11	11.26	0.23	•	(0.23)	0.00 *	0.25		—	—	0.25		—	11.01	0.00		1.17	1.14		1.14		1.98		1,792	83
10-31-10	10.25	0.31	•	0.98	1.29	0.28		—	—	0.28		—	11.26	12.79		1.13	1.15		1.15		2.87		37,819	58
Voya Global Natural Resources Fund
Class A
04-30-15	9.73	0.02	•	(0.51)	(0.49)	0.03		—	—	0.03		—	9.21	(4.97)		2.12	1.50		1.50		0.57		66,992	11
10-31-14	9.90	0.03		(0.16)	(0.13)	0.04		—	—	0.04		—	9.73	(1.35)		1.57	1.51		1.51		0.26		73,469	58
10-31-13	8.90	0.03		0.98	1.01	0.01		—	—	0.01		—	9.90	11.39		1.55	1.55		1.55		0.35		84,189	47
10-31-12	9.39	0.01		(0.50)	(0.49)	0.01		—	—	0.01		0.01	8.90	(5.08	)(a)	1.56	1.56		1.56		0.14		87,916	44
10-31-11	8.81	(0.00	)*	0.58	0.58	0.00	*	—	—	0.00	*	—	9.39	6.63		1.46	1.46	†	1.46	†	(0.02	)†	106,363	73
10-31-10	7.82	0.01		1.00	1.01	0.02		—	—	0.02		—	8.81	12.99		1.53	1.53	†	1.53	†	0.11	†	101,577	57
Class I
04-30-15	9.79	0.04	•	(0.51)	(0.47)	0.07		—	—	0.07		—	9.25	(4.77)		1.76	1.25		1.25		0.88		4,909	11
10-31-14	9.97	0.06		(0.17)	(0.11)	0.07		—	—	0.07		—	9.79	(1.08)		1.21	1.21		1.21		0.55		4,832	58
10-31-13	8.98	0.06		0.98	1.04	0.05		—	—	0.05		—	9.97	11.72		1.21	1.21		1.21		0.66		4,282	47
10-31-12	9.43	0.05		(0.49)	(0.44)	0.02		—	—	0.02		0.01	8.98	(4.60	)(a)	1.17	1.17		1.17		0.50		4,459	44
10-31-11	8.82	0.03		0.59	0.62	0.01		—	—	0.01		—	9.43	7.04		1.13	1.13	†	1.13	†	0.31	†	4,961	73
10-31-10	7.83	0.04	•	1.01	1.05	0.06		—	—	0.06		—	8.82	13.43		1.11	1.11	†	1.11	†	0.52	†	2,977	57

See Accompanying Notes to Financial Statements

25

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment																			Supplemental
		operations				Less Distributions								Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Natural Resources Fund (continued)
Class W
04-30-15	12.36	0.05	•	(0.65)	(0.60)	0.05	—	—	0.05	—	11.71	(4.79)		1.87	1.25		1.25		0.83		1,116	11
10-31-14	12.56	0.06	•	(0.20)	(0.14)	0.06	—	—	0.06	—	12.36	(1.11)		1.32	1.26		1.26		0.47		1,146	58
10-31-13	11.27	0.07		1.24	1.31	0.02	—	—	0.02	—	12.56	11.66		1.30	1.30		1.30		0.58		1,106	47
10-31-12	11.86	0.05	•	(0.63)	(0.58)	0.02	—	—	0.02	0.01	11.27	(4.84	)(a)	1.31	1.31		1.31		0.39		1,100	44
10-31-11	11.10	0.03		0.74	0.77	0.01	—	—	0.01	—	11.86	6.91		1.21	1.21	†	1.21	†	0.20	†	1,741	73
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—	0.05	—	11.10	13.17		1.28	1.28	†	1.28	†	0.36	†	378	57
Voya International Core Fund
Class I
04-30-15	11.00	0.04	•	0.54	0.58	0.10	1.46	—	1.56	—	10.02	6.68		0.96	0.95		0.95		0.88		303,087	47
10-31-14	11.10	0.11	•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68		1.04	0.95		0.95		1.00		261,963	93
10-31-13	9.35	0.15	•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36		0.98	0.95		0.95		1.46		395,204	100
10-31-12	8.83	0.12		0.48	0.60	0.08	—	—	0.08	—	9.35	6.92		1.00	0.95		0.95		1.46		405,163	71
02-08-11(4) -
10-31-11	10.00	0.11	•	(1.28)	(1.17)	—	—	—	—	—	8.83	(11.70)		1.00	0.95		0.95		1.56		349,613	57
Class W
04-30-15	11.00	0.05	•	0.53	0.58	0.10	1.46	—	1.56	—	10.02	6.68		1.10	0.95		0.95		0.92		37,762	47
10-31-14	11.09	0.12	•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77		1.04	0.95		0.95		1.06		29,662	93
10-31-13	9.35	0.15	•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25		0.98	0.95		0.95		1.44		14,343	100
08-07-12(4) -
10-31-12	9.08	0.01	•	0.26	0.27	—	—	—	—	—	9.35	2.97		1.00	0.95		0.95		0.53		4,967	71
Voya Multi-Manager Emerging Markets Equity Fund
Class A
04-30-15	11.55	0.01		(0.17)	(0.16)	0.12	—	—	0.12	—	11.27	(1.32)		1.81	1.61		1.61		0.09		32,173	13
10-31-14	11.76	0.12		(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)		1.83	1.60		1.60		0.91		35,004	68
10-31-13	10.75	0.09	•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97		1.75	1.60		1.60		0.78		41,699	45
10-31-12	10.74	0.11	•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66		1.77	1.50		1.50		1.05		53,278	84
10-11-11(4) -
10-31-11	10.00	(0.00	)*	0.74	0.74	—	—	—	—	—	10.74	7.40		1.77	1.50		1.50		(0.99)		21	1
Class B
04-30-15	11.44	(0.04)	•	(0.15)	(0.19)	—	—	—	—	—	11.25	(1.66)		2.56	2.36		2.36		(0.68)		235	13
10-31-14	11.65	0.00	*•	(0.21)	(0.21)	—	—	—	—	—	11.44	(1.80)		2.58	2.35		2.35		0.01		497	68
10-31-13	10.72	0.01		1.07	1.08	—	0.15	—	0.15	—	11.65	10.13		2.50	2.35		2.35		0.03		888	45
07-20-12(4) -
10-31-12	10.04	0.01		0.67	0.68	—	—	—	—	—	10.72	6.77		2.52	2.25		2.25		0.27		1,145	84

See Accompanying Notes to Financial Statements

26

Financial Highlights (Unaudited) (continued)

		Income (loss)
		from
		investment													Ratios to average				Supplemental
		operations				Less Distributions									net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class C
04-30-15	11.44	(0.03	)•	(0.17)	(0.20)	0.01		—	—	0.01		—	11.23	(1.72)	2.56	2.36	2.36	(0.65)	6,054	13
10-31-14	11.65	0.02	•	(0.23)	(0.21)	0.00	*	—	—	0.00	*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02		1.06	1.08	—		0.15	—	0.15		—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	10.73	0.03	•	0.07	0.10	0.06		0.05	—	0.11		—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) -
10-31-11	10.00	(0.00	)*	0.73	0.73	—		—	—	—		—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
04-30-15	11.61	0.02	•	(0.17)	(0.15)	0.17		—	—	0.17		—	11.29	(1.16)	1.33	1.26	1.26	0.44	197,671	13
10-31-14	11.82	0.15		(0.23)	(0.08)	0.13		—	—	0.13		—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14		1.07	1.21	0.02		0.15	—	0.17		—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	10.74	0.12	•	0.09	0.21	0.12		0.05	—	0.17		—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
04-30-15	11.48	(0.01	)•	(0.16)	(0.17)	0.09		—	—	0.09		—	11.22	(1.45)	2.06	1.86	1.86	(0.19)	27	13
10-31-14	11.75	0.08		(0.23)	(0.15)	0.12		—	—	0.12		—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04	•	1.11	1.15	—		0.15	—	0.15		—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	10.74	0.10		0.04	0.14	0.08		0.05	—	0.13		—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
04-30-15	11.58	0.02	•	(0.17)	(0.15)	0.16		—	—	0.16		—	11.27	(1.17)	1.56	1.36	1.36	0.34	40,754	13
10-31-14	11.80	0.16	•	(0.25)	(0.09)	0.13		—	—	0.13		—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15	•	1.05	1.20	0.02		0.15	—	0.17		—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	10.74	0.18	•	0.02	0.20	0.12		0.05	—	0.17		—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	1.52	1.25	1.25	0.69	3	1
Voya Multi-Manager International Equity Fund
Class I
04-30-15	11.67	0.08	•	0.53	0.61	0.26		0.45	—	0.71		—	11.57	5.96	0.99	0.97	0.97	1.37	510,254	36
10-31-14	11.88	0.26	•	(0.34)	(0.08)	0.12		0.01	—	0.13		—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10	•	2.08	2.18	0.17		—	—	0.17		—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
10-31-12	9.30	0.15		0.61	0.76	0.15		0.04	—	0.19		—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) -
10-31-11	10.00	0.15		(0.85)	(0.70)	—		—	—	—		—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33

See Accompanying Notes to Financial Statements

27

Financial Highlights (Unaudited) (continued)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Natural Resources would have been (5.14)%, (4.67)% and (4.90)% on Classes A, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are fifteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Emerging Markets Equity Dividend Fund (“Emerging Markets Equity Dividend”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya Global Natural Resources Fund (“Global Natural Resources”), Voya International Core Fund (“International Core”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”) and Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”). Each Fund (except Global Natural Resources) is a diversified series of the Trust. Global Natural Resources is a non-diversified series of the Trust.

On May 22, 2015, Global Natural Resources merged into Voya Global Value Advantage Fund, which is not included in this report.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company,

serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Natural Resources. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The net asset value (“NAV”) per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

29

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, a Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are

30

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ

31

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of April 30, 2015, the maximum amount of loss that Multi-Manager International Equity would incur if the counterparty to its derivative transactions failed to perform would be $201,543 which represents the unrealized appreciation on forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Fund as of April 30, 2015.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover

32

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Multi-Manager International Equity had a liability position of  $210,990 on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2015, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post any cash collateral as of April 30, 2015.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April 30, 2015, Multi-Manager International Equity had an average contract amount on forward foreign currency contracts to buy and sell of $14,751,330 and $12,023,415, respectively. Multi-Manager International Equity used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at April 30, 2015 for Multi-Manager International Equity.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2015, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended April 30, 2015, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had an average notional value of  $2,188,450 and $1,085,996, respectively, on futures contracts purchased. Please refer to the table following the Summary Portfolio of Investments for Multi-Manager International Equity for open futures contracts at April 30, 2015. There were no open futures contracts for Multi-Manager Emerging Markets Equity at April 30, 2015.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gains, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code.

33

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under

Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Emerging Markets Equity Dividend	$5,419,122	$7,732,894
Global Equity Dividend	12,899,836	20,855,977
Global Natural Resources	7,647,363	8,701,338
International Core	135,569,756	132,973,617
Multi-Manager Emerging Markets Equity	69,602,739	31,038,930
Multi-Manager International Equity	172,204,981	171,321,426

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Emerging Markets Equity Dividend	1.00% on the first $100 million; 0.90% on the next $150 million; and 0.80% in excess of $250 million
Global Equity Dividend(1)	0.70% on the first $500 million; 0.68% on the next $500 million; and 0.66% in excess of $1 billion
Global Natural Resources	1.00% on first $50 million; and 0.75% in excess of $50 million
International Core	0.75%

34

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Fund	As a Percentage of Average Daily Net Assets
Multi-Manager Emerging Markets Equity	1.00%
Multi-Manager International Equity	0.75%

(1)	Effective close of business on November 7, 2014, advisory fee breakpoints were incorporated.

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Equity. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate. This agreement will renew if the Investment Adviser elects to renew it. Termination or modification of this obligation requires approval by the Board. For the period ended April 30, 2015, the Investment Adviser waived $43,019 in advisory fees for Multi-Manager International Equity.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser(s) manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):

Fund	Sub-Adviser
Emerging Markets Equity Dividend(1)	NNIP Advisors B.V.
Global Equity Dividend(1)	NNIP Advisors B.V.
Global Natural Resources	Voya Investment Management Co. LLC*
International Core	Wellington Management Company, LLP
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc. and Delaware Investments Fund Advisers
Multi-Manager International Equity	Baillie Gifford Overseas Limited, T. Rowe Price Associates, Inc., Lazard Asset Management LLC and J.P. Morgan Investment Management Inc.

(1)	Prior to April 7, 2015, NNIP Advisors B.V. was known as ING Investment Management Advisors B.V.

The Funds have entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and shareholder services necessary for each’s Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

Please see Note 17 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2015, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Emerging Markets Equity Dividend	$602	$—
Global Equity Dividend	3,053	—
Global Natural Resources	12,521	—
Multi-Manager Emerging Markets Equity	345	—
Contingent Deferred Sales Charges:
Global Equity Dividend	$—	$41
Global Natural Resources	9	—

35

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the period ended, April 30, 2015, Global Natural Resources incurred $145,200 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed merger into Voya Global Value Advantage Fund, which is not included in this report. The Investment Adviser reimbursed the Fund for these costs.

At April 30, 2015, the following affiliated investment companies owned more than 5% of the following Funds:

Affiliated Investment Company	Fund	Percentage
Voya Diversified International Fund	Multi-Manager International Equity	5.58%
Voya Global Target Payment Fund	International Core	7.59
	Multi-Manager International Equity	6.63
Voya Solution 2025 Portfolio	International Core	20.12
	Multi-Manager International Equity	13.39
Voya Solution 2035 Portfolio	International Core	23.17
	Multi-Manager Emerging Markets Equity	15.14
	Multi-Manager International Equity	19.57
Voya Solution 2045 Portfolio	International Core	16.03
	Multi-Manager Emerging Markets Equity	10.49
	Multi-Manager International Equity	14.25

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2015, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Emerging Markets Equity Dividend	Custody	$24,031
Global Equity Dividend	Custody	34,789
	Shareholder Reporting	15,632
	Transfer Agent	41,518
Global Natural Resources	Transfer Agent	32,319

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity Dividend	1.70%	2.45%	2.45%	1.45%	1.70%	N/A	1.45%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%

36

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	N/A	0.99%	N/A	N/A	N/A

Pursuant to side letter agreements, through March 1, 2016, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	2.00%	1.00%	1.25%	N/A	1.00%
Global Natural Resources(1)	1.50%	N/A	N/A	1.25%	N/A	N/A	1.25%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of April 30, 2015, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,
	2016	2017	2018	Total
Emerging Markets Equity Dividend	$22,367	$186,111	$140,787	$349,265
Global Equity Dividend	88,460	4,464	—	92,924
International Core	48,645	342,599	53,425	444,669
Multi-Manager Emerging Markets Equity	168,741	125,841	146,199	440,781

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2015, are as follows:

	April 30,
	2016	2017	2018	Total
Emerging Markets Equity Dividend
Class A	$—	$—	$21,309	$21,309
Class B	—	—	1,214	1,214
Class C	—	—	4,086	4,086
Class O	—	—	6,523	6,523
Class W	—	—	57	57
International Core
Class W	—	—	22,896	22,896

Multi-Manager Emerging Markets Equity
Class A	28,200	43,312	64,414	135,926
Class B	611	858	855	2,324
Class C	5,025	8,007	12,378	25,410
Class R	—	22	50	72
Class W	4,936	18,207	55,555	78,698

The expense limitation agreements are contractual through March 1, 2016 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in

37

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 9 — LINE OF CREDIT (continued)

the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2015:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International Core	3	$760,000	1.13%
Multi-Manager International Equity	12	3,643,250	1.12

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Equity Dividend
Class A
4/30/2015	27,196	—	30,303	(135,034)	(77,535)	338,771	—	363,028	(1,686,573)	(984,774)
10/31/2014	133,213	—	142,048	(432,808)	(157,547)	1,880,593	—	1,843,780	(5,894,687)	(2,170,314)
Class B
4/30/2015	10	—	1,094	(22,043)	(20,939)	122	—	12,999	(272,054)	(258,933)
10/31/2014	595	—	8,336	(27,630)	(18,699)	7,767	—	106,783	(384,522)	(269,972)
Class C
4/30/2015	16,694	—	4,303	(30,208)	(9,211)	203,124	—	50,734	(372,846)	(118,988)
10/31/2014	17,229	—	21,478	(41,790)	(3,083)	235,926	—	274,278	(561,176)	(50,972)
Class I
4/30/2015	1,958	—	3,490	(29,160)	(23,712)	24,036	—	41,912	(365,678)	(299,730)
10/31/2014	52,598	—	7,367	(16,558)	43,407	745,542	—	95,996	(229,931)	611,607
Class O
4/30/2015	23,169	—	7	(30,992)	(7,816)	285,281	—	79	(386,647)	(101,287)
10/31/2014	86,913	—	23	(81,630)	5,306	1,149,226	—	290	(1,110,365)	39,151
Class W
4/30/2015	—	—	73	—	73	—	—	876	—	876
10/31/2014	2,167	—	276	(2,461)	(18)	30,000	—	3,580	(36,428)	(2,848)
Global Equity Dividend
Class A
4/30/2015	120,676	1,278,434	22,611	(374,620)	1,047,101	1,591,460	17,312,188	296,366	(4,922,118)	14,277,896
10/31/2014	186,301	—	56,019	(486,044)	(243,724)	2,482,617	—	762,594	(6,566,018)	(3,320,807)
Class B
4/30/2015	72	67,566	467	(50,866)	17,239	938	913,885	6,127	(670,253)	250,697
10/31/2014	393	—	2,361	(80,652)	(77,898)	5,353	—	32,166	(1,073,415)	(1,035,896)
Class C
4/30/2015	24,740	1,027,332	6,007	(256,569)	801,510	323,284	13,827,827	78,277	(3,353,152)	10,876,236
10/31/2014	62,629	—	19,419	(269,265)	(187,217)	830,935	—	263,391	(3,563,288)	(2,468,962)
Class I
4/30/2015	64,913	193,355	3,933	(58,657)	203,544	854,357	2,621,890	51,650	(776,035)	2,751,862
10/31/2014	196,111	—	6,140	(89,192)	113,059	2,693,146	—	83,523	(1,179,125)	1,597,544
Class O
4/30/2015	33,292	—	274	(100,339)	(66,773)	437,583	—	3,604	(1,322,626)	(881,439)
10/31/2014	106,192	—	898	(147,720)	(40,630)	1,424,475	—	12,195	(1,972,143)	(535,473)
Class W
4/30/2015	3,980	5,520	731	(13,635)	(3,404)	58,770	82,526	10,609	(197,929)	(46,024)
10/31/2014	13,672	—	2,302	(14,095)	1,879	196,890	—	34,548	(209,574)	21,864

38

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Natural Resources
Class A
4/30/2015	475,770	—	26,954	(783,648)	(280,924)	4,094,749	—	226,413	(6,848,174)	(2,527,012)
10/31/2014	295,773	—	28,774	(1,279,757)	(955,210)	3,160,741	—	273,064	(13,358,199)	(9,924,394)
Class I
4/30/2015	338,423	—	2,204	(303,470)	37,157	3,022,852	—	18,583	(2,572,866)	468,569
10/31/2014	288,599	—	1,057	(225,753)	63,903	3,153,037	—	10,075	(2,334,450)	828,662
Class W
4/30/2015	12,493	—	455	(10,373)	2,575	139,132	—	4,851	(116,180)	27,803
10/31/2014	120,358	—	452	(116,219)	4,591	1,727,241	—	5,433	(1,507,604)	225,070
International Core
Class I
4/30/2015	6,437,645	—	3,932,184	(3,936,441)	6,433,388	63,652,307	—	35,822,198	(39,577,724)	59,896,781
10/31/2014	10,886,502	—	682,384	(23,362,855)	(11,793,969)	120,424,099	—	7,349,281	(256,916,463)	(129,143,083)
Class W
4/30/2015	1,068,654	—	480,477	(476,943)	1,072,188	10,440,351	—	4,377,140	(4,674,171)	10,143,320
10/31/2014	1,751,093	—	38,464	(385,493)	1,404,064	19,545,810	—	414,255	(4,299,775)	15,660,290
Multi-Manager Emerging Markets Equity
Class A
4/30/2015	39,026	—	31,199	(246,125)	(175,900)	416,672	—	320,100	(2,657,723)	(1,920,951)
10/31/2014	96,665	—	26,211	(637,417)	(514,541)	1,104,664	—	293,828	(7,333,312)	(5,934,820)
Class B
4/30/2015	—	—	—	(22,553)	(22,553)	—	—	—	(241,813)	(241,813)
10/31/2014	188	—	—	(33,064)	(32,876)	2,079	—	—	(373,590)	(371,511)
Class C
4/30/2015	4,731	—	623	(68,076)	(62,722)	50,814	—	6,391	(721,493)	(664,288)
10/31/2014	21,898	—	200	(116,820)	(94,722)	245,099	—	2,240	(1,307,855)	(1,060,516)
Class I
4/30/2015	4,405,104	—	243,250	(1,753,509)	2,894,845	47,396,136	—	2,498,181	(18,993,121)	30,901,196
10/31/2014	9,040,813	—	174,005	(9,524,294)	(309,476)	99,002,118	—	1,954,076	(105,867,151)	(4,910,957)
Class R
4/30/2015	253	—	3	(310)	(54)	2,688	—	26	(3,281)	(567)
10/31/2014	424	—	—	(74)	350	4,763	—	—	(795)	3,968
Class W
4/30/2015	1,204,635	—	44,120	(357,509)	891,246	12,852,740	—	452,231	(3,872,473)	9,432,498
10/31/2014	1,721,446	—	16,928	(370,945)	1,367,429	19,760,704	—	189,936	(4,288,456)	15,662,184
Multi-Manager International Equity
Class I
4/30/2015	7,273,475	—	2,773,180	(7,510,888)	2,535,767	80,635,045	—	28,979,729	(85,084,541)	24,530,233
10/31/2014	20,170,764	—	335,950	(7,436,632)	13,070,082	236,260,048	—	3,875,039	(88,818,766)	151,316,321

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Investment by Funds-of-Funds (International Core, Multi-Manager Emerging Markets Equity, and Multi-Manager International Equity). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Funds as a result of these

39

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 11 — CONCENTRATION OF RISKS (continued)

transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Natural Resources). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of April 30, 2015:

Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$11,334	$(11,334)	$—
Citigroup Global Markets	396,000	(396,000)	—
Credit Suisse Securities (USA) LLC	110,082	(110,082)	—
Goldman Sachs & Company	879,071	(879,071)	—
HSBC Bank PLC	1,243,151	(1,243,151)	—
Morgan Stanley & Co. LLC	3,355,543	(3,355,543)	—
RBC Capital Markets LLC	114,323	(114,323)	—
Scotia Capital (USA) INC	325,100	(325,100)	—
SG Americas Securities, LLC	1,688,209	(1,688,209)	—
UBS Securities LLC	1,084,099	(1,084,099)	—
Total	$9,206,912	$(9,206,912)	$—

(1)	Collateral with a fair value of $9,619,926 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

40

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING (continued)

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Barclays Capital Securities Ltd.	$398,726	$(398,726)	$ —
Citigroup Global Markets	283,702	(283,702)	—
Deutsche Bank Securities	944,293	(944,293)	—
Goldman Sachs & Company	173,999	(173,999)	—
JP Morgan Clearing Corp	2,405,168	(2,405,168)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	896,090	(896,090)	—
Morgan Stanley & Co. LLC	3,384,040	(3,384,040)	—
Societe Generale	2,382,444	(2,382,444)	—
Total	$10,868,462	$(10,868,462)	$—

(1)	Collateral with a fair value of $11,413,437 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Emerging Markets Equity Dividend	$431,055	$188,215	$688,271	$2,271,713
Global Equity Dividend	660,492	—	1,880,585	—
Global Natural Resources	287,659	—	333,364	—
International Core	16,237,026	23,962,312	7,001,796	761,740
Multi-Manager Emerging Markets Equity	3,307,133	—	2,467,100	—
Multi-Manager International Equity	17,754,239	11,225,490	3,875,039	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Emerging Markets Equity Dividend	$430,008	$188,150	$(264,673)	$—	—	—
Global Equity Dividend	9,550	—	5,435,989	(69,711,361)	Short-term	2017
Global Natural Resources	177,567	—	9,191,728	(9,248,221)	Short-term	2017
International Core	16,236,191	23,960,145	9,569,559	—	—	—
Multi-Manager Emerging Markets Equity	3,249,800	—	10,680,279	(18,713,299)	Short-term	2015
				(41,200,730)	Short-term	2016
				$(59,914,029)
Multi-Manager International Equity	17,682,494	11,219,559	18,744,623	—	—	—

41

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of April 30, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — INFORMATION REGARDING TRADING OF VOYA FINANCIAL’S MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. On December 8, 2011 and December 4, 2011, in connection with this settlement, the following Fund received:

Global Natural Resources	$72,582

NOTE 15 — REORGANIZATIONS

On November 21, 2014, Global Equity Dividend (“Acquiring Fund”) acquired all of the net assets of Voya Global Opportunities Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on November 6, 2014. The purposes of the transaction were to combine two funds with comparable management and to lower the net expense ratio for shareholders of the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended April 30, 2015, are as follows:

Net investment income	$855,039

Net realized and unrealized gain on investments	$918,626

Net increase in net assets resulting from operations	$1,773,665

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since November 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$34,758	$72,413	$98,644	$1,680	1.2507

The net assets of the Acquiring Fund after the acquisition were $107,171,010.

NOTE 16 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was

42

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 16 — RESTRUCTURING PLAN (continued)

required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-advisers provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the

1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-advisers.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

Sub-adviser (Emerging Markets Equity Dividend and Global Equity Dividend)

NNIP Advisors B.V. (“NNIP Advisors”) is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and NN Group is a majority-owned subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.

It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which NNIP Advisors provides services to the Funds for which NNIP Advisors serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the Funds in anticipation of the divestment. Shareholders of the Funds for which NNIP Advisors serves as a sub-adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of these Funds may not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

43

NOTES TO FINANCIAL STATEMENTS as of April 30, 2015 (Unaudited) (continued)

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to April 30, 2015, the following Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Natural Resources
Class A	$0.0494	May 22, 2015	May 20, 2015
Class I	$0.0572	May 22, 2015	May 20, 2015
Class W	$0.0568	May 22, 2015	May 20, 2015

Combination of former Management Agreement and Administrative Agreement: At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Management Agreement so that, effective May 1, 2015, the terms of each Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Fund.

Reorganization: On May 5, 2015, shareholders of Global Natural Resources approved the reorganization of Global Natural Resources with and into Voya Global Value Advantage Fund, which is not included in this report. The reorganization occurred on May 22, 2015.

Line of Credit: Effective May 22, 2015, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

44

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.1%
		Brazil: 6.5%
32,512		Cia Hering	$192,075	1.1
69,888		Duratex SA	197,397	1.2
14,220		Tractebel Energia S.A.	166,839	1.0
85,207		Other Securities	558,397	3.2
			1,114,708	6.5
		Chile: 2.7%
10,686		Banco Santander Chile ADR	233,062	1.4
12,695		Enersis SA ADR	225,590	1.3
			458,652	2.7
		China: 21.7%
61,500		BOC Hong Kong Holdings Ltd.	238,541	1.4
429,960		China Construction Bank	417,377	2.4
11,500		China Mobile Ltd.	164,258	1.0
60,000		China Overseas Land & Investment Ltd.	249,923	1.5
280,600		China Petroleum & Chemical Corp.	264,821	1.5
256,000		China Resources Cement Holdings Ltd.	162,700	1.0
72,000		China Resources Land Ltd.	261,231	1.5
76,000		China Resources Power Holdings Co.	229,266	1.3
144,185		COSCO Pacific Ltd.	226,106	1.3
373,821	@	Datang International Power Generation Co., Ltd.	218,672	1.3
497,332		Industrial & Commercial Bank of China	431,416	2.5
62,000		Shanghai Industrial Holdings Ltd.	247,193	1.4
72,243	@	Shanghai Pharmaceuticals Holding Co. Ltd.	224,868	1.3
931,000		Other Securities	389,999	2.3
			3,726,371	21.7
		Czech Republic: 0.9%
697		Other Securities	155,436	0.9
		Egypt: 0.4%
32,857		Other Securities	71,957	0.4
		Greece: 0.5%
62,685		Other Securities	87,893	0.5
		Hong Kong: 3.3%
35,346		AIA Group Ltd.	235,068	1.4
74,000		Hang Lung Properties Ltd.	250,162	1.4
1,980,000		Other Securities	91,765	0.5
			576,995	3.3

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: 6.0%
40,116		Coal India Ltd.	$228,465	1.3
93,638		NTPC Ltd.	221,232	1.3
28,568		Tata Steel Ltd.	161,736	1.0
131,306		Other Securities	413,688	2.4
			1,025,121	6.0
		Indonesia: 1.2%
388,700		Indofood Sukses Makmur Tbk PT	201,747	1.2
		Macau: 1.1%
45,576		Sands China Ltd.	185,786	1.1
		Malaysia: 2.8%
111,200		IJM Corp. Bhd	228,982	1.3
166,554		Other Securities	251,745	1.5
			480,727	2.8
		Mexico: 2.9%
120,825		Grupo Financiero Santander Mexico SAB de CV	246,108	1.4
114,595		Kimberly-Clark de Mexico SA de CV	252,315	1.5
			498,423	2.9
		Panama: 1.1%
1,701		Copa Holdings S.A.	188,624	1.1
		Poland: 2.3%
24,589		Powszechna Kasa Oszczednosci Bank Polski S.A.	245,901	1.4
6,334		Other Securities	148,651	0.9
			394,552	2.3
		Qatar: 0.4%
1,904		Other Securities	75,551	0.4
		Russia: 3.9%
37,543	@	Mobile Telesystems OJSC	192,237	1.1
61,971		Other Securities	478,678	2.8
			670,915	3.9
		Singapore: 1.0%
126,000		First Resources Ltd.	168,984	1.0
		South Africa: 7.5%
13,661		MTN Group Ltd.	274,298	1.6
16,087		Shoprite Holdings Ltd.	230,172	1.3
15,689		Standard Bank Group Ltd.	229,968	1.3
186,330		Other Securities	560,265	3.3
			1,294,703	7.5

See Accompanying Notes to Financial Statements

45

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	as of April 30, 2015 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: 13.3%
9,400		Hyundai Marine & Fire Insurance Co., Ltd.	$250,556	1.4
5,983		KB Financial Group, Inc.	228,158	1.3
7,598		KT Corp.	224,597	1.3
477		Samsung Electronics Co., Ltd.	625,754	3.6
5,654		Shinhan Financial Group Co., Ltd.	234,009	1.4
1,539		SK Innovation Co. Ltd.	168,451	1.0
17,411		Other Securities	563,757	3.3
			2,295,282	13.3
		Taiwan: 10.3%
290,371		CTBC Financial Holding Co. Ltd.	226,017	1.3
266,545		Mega Financial Holdings Co., Ltd.	237,081	1.4
77,000	@	Quanta Computer, Inc.	193,187	1.1
88,017	@	Taiwan Semiconductor Manufacturing Co., Ltd.	423,738	2.5
228,977		Other Securities	691,081	4.0
			1,771,104	10.3
		Turkey: 1.1%
165,256		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	190,888	1.1
		United Kingdom: 1.2%
12,070		Anglo American PLC	202,748	1.2
		Total Common Stock (Cost $15,404,438)	15,837,167	92.1
PREFERRED STOCK: 6.5%
		Brazil: 4.2%
122,437		Randon Participacoes SA	163,360	0.9
15,420		Telefonica Brasil SA	253,081	1.5
57,018		Other Securities	307,040	1.8
			723,481	4.2
		Russia: 0.6%
102,310		Other Securities	99,068	0.6
		South Korea: 1.7%
1,013		Hyundai Motor Co.	111,973	0.7
1,590		Hyundai Motor Co.-Series 2	180,290	1.0
			292,263	1.7
		Total Preferred Stock (Cost $1,394,866)	1,114,812	6.5

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.1%
		India: 0.1%
INR	1,170,476	Other Securities	$18,842	0.1
		Total Corporate Bonds/Notes (Cost $18,741)	18,842	0.1
		Total Investments in Securities (Cost $16,818,045)	$16,970,821	98.7
		Assets in Excess of Other Liabilities	227,504	1.3
		Net Assets	$17,198,325	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

ADR	American Depositary Receipt

INR	Indian Rupee

Cost for federal income tax purposes is $16,942,422.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,962,744
Gross Unrealized Depreciation	(1,934,345)
Net Unrealized Appreciation	$28,399

Sector Diversification	Percentage of Net Assets
Financials	32.9%
Information Technology	13.0
Materials	8.9
Industrials	8.0
Utilities	7.8
Consumer Discretionary	7.8
Telecommunication Services	6.9
Energy	6.3
Consumer Staples	5.8
Health Care	1.3
Assets in Excess of Other Liabilities	1.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

46

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	as of April 30, 2015 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Brazil	$1,114,708	$—	$—	$1,114,708
Chile	458,652	—	—	458,652
China	—	3,702,663	23,708	3,726,371
Czech Republic	155,436	—	—	155,436
Egypt	71,957	—	—	71,957
Greece	—	87,893	—	87,893
Hong Kong	—	576,995	—	576,995
India	—	1,025,121	—	1,025,121
Indonesia	—	201,747	—	201,747
Macau	—	185,786	—	185,786
Malaysia	97,991	382,736	—	480,727
Mexico	498,423	—	—	498,423
Panama	188,624	—	—	188,624
Poland	—	394,552	—	394,552
Qatar	—	75,551	—	75,551
Russia	230,626	440,289	—	670,915
Singapore	—	168,984	—	168,984
South Africa	135,689	1,159,014	—	1,294,703
South Korea	—	2,295,282	—	2,295,282
Taiwan	—	1,771,104	—	1,771,104
Turkey	—	190,888	—	190,888
United Kingdom	—	202,748	—	202,748
Total Common Stock	2,952,106	12,861,353	23,708	15,837,167
Preferred Stock	723,481	391,331	—	1,114,812
Corporate Bonds/Notes	—	18,842	—	18,842
Total Investments, at fair value	$3,675,587	$13,271,526	$23,708	$16,970,821

(1)	For the period ended April 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2015, securities valued at $268,869 and $347,187 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

47

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.0%
		Belgium: 0.8%
21,600		Other Securities	$811,561	0.8
		Canada: 3.9%
63,040		Cenovus Energy, Inc.	1,187,649	1.2
44,332		Shaw Communications, Inc. - Class B	1,013,408	1.0
52,604		Other Securities	1,674,944	1.7
			3,876,001	3.9
		France: 8.0%
32,541		BNP Paribas	2,055,009	2.1
26,706		Cie de Saint-Gobain	1,213,711	1.2
57,534		GDF Suez	1,170,611	1.2
19,623		Vinci S.A.	1,203,573	1.2
39,432		Other Securities	2,337,980	2.3
			7,980,884	8.0
		Germany: 2.3%
33,814		Deutsche Bank AG	1,081,435	1.1
20,500		Other Securities	1,183,255	1.2
			2,264,690	2.3
		Italy: 3.4%
81,264		Assicurazioni Generali S.p.A.	1,587,834	1.6
53,686		ENI S.p.A.	1,030,013	1.0
116,400		Other Securities	835,535	0.8
			3,453,382	3.4
		Japan: 7.9%
230,500		Mitsubishi UFJ Financial Group, Inc.	1,637,553	1.7
114,100		Nissan Motor Co., Ltd.	1,184,437	1.2
30,200		Sumitomo Mitsui Financial Group, Inc.	1,318,671	1.3
168,800		Other Securities	3,741,700	3.7
			7,882,361	7.9
		Netherlands: 2.9%
64,441		Royal Dutch Shell PLC	2,043,245	2.0
79,200		Other Securities	842,805	0.9
			2,886,050	2.9
		Singapore: 1.4%
299,000		Singapore Telecommunications Ltd.	999,138	1.0
22,000		Other Securities	406,229	0.4
			1,405,367	1.4
		Spain: 1.3%
86,787	@	Telefonica S.A.	1,320,938	1.3

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden: 1.8%
97,471	Volvo AB - B Shares	$1,346,582	1.3
15,000	Other Securities	449,139	0.5
		1,795,721	1.8
	Switzerland: 5.7%
42,753	Credit Suisse Group AG	1,131,546	1.1
11,717	Novartis AG	1,195,980	1.2
5,277	Roche Holding AG - Genusschein	1,510,040	1.5
3,769	Zurich Insurance Group AG	1,163,315	1.2
43,664	Other Securities	707,566	0.7
		5,708,447	5.7
	Taiwan: 1.6%
50,199	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,226,864	1.2
31,300	Other Securities	402,336	0.4
		1,629,200	1.6
	United Kingdom: 12.4%
306,605	Barclays PLC	1,199,570	1.2
227,156	BP PLC	1,638,329	1.6
131,072	HSBC Holdings PLC	1,309,336	1.3
20,475	Imperial Tobacco Group PLC	999,798	1.0
222,400	Kingfisher PLC	1,194,844	1.2
27,901	Rio Tinto PLC	1,248,593	1.2
472,567	Vodafone Group PLC	1,664,941	1.7
437,883	Other Securities	3,225,364	3.2
		12,480,775	12.4
	United States: 42.6%
7,229	Amgen, Inc.	1,141,531	1.1
9,428	Apple, Inc.	1,179,914	1.2
17,050	Baxter International, Inc.	1,172,017	1.2
9,068	Chevron Corp.	1,007,092	1.0
42,469	Cisco Systems, Inc.	1,224,381	1.2
37,525	Citigroup, Inc.	2,000,833	2.0
31,500	ConAgra Foods, Inc.	1,138,725	1.1
16,189	Eli Lilly & Co.	1,163,503	1.2
18,242	ExxonMobil Corp.	1,593,804	1.6
62,021	Freeport-McMoRan, Inc.	1,443,229	1.4
29,000	Gap, Inc.	1,149,560	1.2
71,930	General Electric Co.	1,947,864	1.9
11,843	Johnson & Johnson	1,174,826	1.2
18,765	JPMorgan Chase & Co.	1,187,074	1.2

See Accompanying Notes to Financial Statements

48

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2015 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
48,100	Mattel, Inc.	$1,354,496	1.4
15,258	McDonald’s Corp.	1,473,160	1.5
31,428	Metlife, Inc.	1,611,942	1.6
47,643	Microsoft Corp.	2,317,356	2.3
56,356	Pfizer, Inc.	1,912,159	1.9
12,832	PNC Financial Services Group, Inc.	1,177,079	1.2
14,254	Procter & Gamble Co.	1,133,336	1.1
49,900	Symantec Corp.	1,243,758	1.2
218,341	Other Securities	11,945,284	11.9
		42,692,923	42.6
	Total Common Stock (Cost $89,922,811)	$96,188,300	96.0
	Assets in Excess of Other Liabilities	4,010,664	4.0
	Net Assets	$100,198,964	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $90,294,237.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,395,995
Gross Unrealized Depreciation	(3,501,932)
Net Unrealized Appreciation	$5,894,063

Sector Diversification	Percentage of Net Assets
Financials	22.3%
Information Technology	12.3
Health Care	12.1
Energy	10.0
Industrials	10.0
Consumer Discretionary	9.9
Consumer Staples	5.5
Telecommunication Services	5.2
Materials	5.1
Utilities	3.6
Assets in Excess of Other Liabilities	4.0
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$811,561	$—	$811,561
Canada	3,876,001	—	—	3,876,001
France	—	7,980,884	—	7,980,884
Germany	—	2,264,690	—	2,264,690
Italy	—	3,453,382	—	3,453,382
Japan	—	7,882,361	—	7,882,361
Netherlands	—	2,886,050	—	2,886,050
Singapore	—	1,405,367	—	1,405,367
Spain	—	1,320,938	—	1,320,938
Sweden	—	1,795,721	—	1,795,721
Switzerland	—	5,708,447	—	5,708,447
Taiwan	1,226,864	402,336	—	1,629,200
United Kingdom	—	12,480,775	—	12,480,775
United States	42,312,051	380,872	—	42,692,923
Total Common Stock	47,414,916	48,773,384	—	96,188,300
Total Investments, at fair value	$47,414,916	$48,773,384	$—	$96,188,300

See Accompanying Notes to Financial Statements

49

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of April 30, 2015 (Unaudited) (continued)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
Voya Global Natural Resources Fund	as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Canada: 8.9%
69,600		Barrick Gold Corp.	$906,192	1.2
36,500		Dominion Diamond Corp.	719,411	1.0
40,721		Eldorado Gold Corp.	201,976	0.3
53,508		GoldCorp, Inc.	1,007,556	1.4
268,600	@	Lundin Mining Corp.	1,335,765	1.8
47,200	@	MEG Energy Corp.	910,356	1.3
22,404	@	Seven Generations Energy Ltd.	380,673	0.5
30,700		Suncor Energy, Inc.	1,000,820	1.4
			6,462,749	8.9
		France: 1.6%
22,000		Total S.A. ADR	1,190,200	1.6
		Netherlands: 1.6%
18,273		Royal Dutch Shell PLC - Class A ADR	1,159,056	1.6
		United Kingdom: 1.6%
11,800		Noble Corp. PLC	204,258	0.3
4,913		Randgold Resources Ltd. ADR	374,223	0.5
14,013		Rio Tinto PLC	627,094	0.8
			1,205,575	1.6
		United States: 85.0%
19,900		Albemarle Corp.	1,188,030	1.6
39,300		Anadarko Petroleum Corp.	3,698,130	5.1
24,500	@	C&J Energy Services Ltd.	427,525	0.6
1,300		CF Industries Holdings, Inc.	373,711	0.5
41,267		Chevron Corp.	4,583,113	6.3
61,200	@	Cobalt International Energy, Inc.	654,840	0.9
16,800	@	Concho Resources, Inc.	2,127,888	2.9
28,600		ConocoPhillips	1,942,512	2.7
29,000		Consol Energy, Inc.	941,920	1.3
41,600		Devon Energy Corp.	2,837,536	3.9
40,600		EOG Resources, Inc.	4,017,370	5.5
75,564		ExxonMobil Corp.	6,602,027	9.0
19,000	@	Flotek Industries, Inc.	271,510	0.4
28,200	@	Forum Energy Technologies, Inc.	655,932	0.9
59,281		Freeport-McMoRan, Inc.	1,379,469	1.9
36,328		Halliburton Co.	1,778,255	2.4
30,000		Hess Corp.	2,307,000	3.1
63,000	@	Laredo Petroleum, Inc.	995,400	1.4
1,700		Monsanto Co.	193,732	0.3
14,600		Mosaic Co.	642,400	0.9
37,100	@	Newfield Exploration Co.	1,455,804	2.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
50,200		Occidental Petroleum Corp.	$4,021,020	5.5
11,200		Oceaneering International, Inc.	617,232	0.8
14,600		Packaging Corp. of America	1,010,174	1.4
50,600		Patterson-UTI Energy, Inc.	1,130,910	1.5
34,650		Phillips 66	2,748,091	3.8
20,000		Range Resources Corp.	1,271,200	1.7
5,200		Royal Gold, Inc.	335,556	0.4
63,860		Schlumberger Ltd.	6,041,795	8.3
38,600		Steel Dynamics, Inc.	854,218	1.2
9,800	@	Stillwater Mining Co	131,614	0.2
7,400		Union Pacific Corp.	786,102	1.1
16,400	@	Unit Corp.	571,376	0.8
12,700		US Silica Holdings, Inc.	474,345	0.6
42,500		Valero Energy Corp.	2,418,250	3.3
15,000	@	Whiting Petroleum Corp.	568,650	0.8
			62,054,637	85.0
		Total Common Stock (Cost $62,101,233)	72,072,217	98.7
SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
1,078,690		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $1,078,690)	1,078,690	1.5
		Total Short-Term Investments (Cost $1,078,690)	1,078,690	1.5
		Total Investments in Securities (Cost $63,179,923)	$73,150,907	100.2
		Liabilities in Excess of Other Assets	(134,625)	(0.2)
		Net Assets	$73,016,282	100.0
††	Rate shown is the 7-day yield as of April 30, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $64,946,774.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,406,193
Gross Unrealized Depreciation	(6,202,060)
Net Unrealized Appreciation	$8,204,133

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
Voya Global Natural Resources Fund	as of April 30, 2015 (Unaudited) (continued)

Industry Diversification	Percentage of Net Assets
Oil & Gas Exploration & Production	28.2%
Integrated Oil & Gas	26.9
Oil & Gas Equipment & Services	11.6
Oil & Gas Refining & Marketing	7.1
Gold	3.8
Diversified Metals & Mining	3.7
Materials	3.6
Oil & Gas Drilling	2.6
Energy	2.4
Paper Packaging	1.4
Coal & Consumable Fuels	1.3

Industry Diversification	Percentage of Net Assets
Road & Rail	1.1
Retail	1.0
Oil & Gas Services	0.9
Fertilizers & Agricultural Chemicals	0.9
Metals & Mining	0.8
Mining	0.6
Oil&Gas Services	0.6
Precious Metals & Minerals	0.2
Short-Term Investments	1.5
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Canada	$6,462,749	$—	$—	$6,462,749
France	1,190,200	—	—	1,190,200
Netherlands	1,159,056	—	—	1,159,056
United Kingdom	578,481	627,094	—	1,205,575
United States	62,054,637	—	—	62,054,637
Total Common Stock	71,445,123	627,094	—	72,072,217
Short-Term Investments	1,078,690	—	—	1,078,690
Total Investments, at fair value	$72,523,813	$627,094	$—	$73,150,907

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 87.7%
		Brazil: 0.8%
331,110		Other Securities	$2,859,999	0.8
		Canada: 3.6%
59,440		Canadian National Railway Co.	3,837,858	1.1
105,620		Imperial Oil Ltd.	4,655,509	1.4
81,300		TransCanada Corp.	3,773,560	1.1
			12,266,927	3.6
		China: 5.7%
49,101	@	Alibaba Group Holding Ltd. ADR	3,991,420	1.2
17,984	@	Baidu.com ADR	3,601,836	1.0
3,797,000		China Construction Bank	3,685,880	1.1
466,000		ENN Energy Holdings Ltd.	3,353,982	1.0
1,562,000		Other Securities	4,932,526	1.4
			19,565,644	5.7
		Denmark: 0.2%
34,214		Other Securities	665,496	0.2
		Finland: 0.3%
26,938		Other Securities	1,158,918	0.3
		France: 9.6%
31,166		Air Liquide SA	4,075,907	1.2
78,511		BNP Paribas	4,958,078	1.4
39,929		Essilor International SA	4,864,558	1.4
206,196		Orange SA	3,396,326	1.0
53,325		Legrand S.A.	3,083,403	0.9
37,609		Schneider Electric SE	2,811,217	0.8
72,785		Total S.A.	3,941,309	1.2
16,897		Unibail-Rodamco SE	4,665,445	1.4
56,589		Other Securities	907,267	0.3
			32,703,510	9.6
		Germany: 4.5%
42,122		Beiersdorf AG	3,664,016	1.1
19,654		Continental AG	4,606,014	1.3
152,063		Deutsche Annington Immobilien SE	5,104,020	1.5
31,875		Other Securities	1,912,523	0.6
			15,286,573	4.5
		Hong Kong: 1.1%
96,800		Hong Kong Exchanges and Clearing Ltd.	3,690,042	1.1
		India: 4.1%
1,001,128		ICICI Bank Ltd.	5,230,238	1.5
1,165,519		Other Securities	8,839,861	2.6
			14,070,099	4.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Ireland: 0.4%
3,513,716		Other Securities	$1,358,311	0.4
		Italy: 5.6%
91,576		Luxottica Group S.p.A.	6,030,917	1.8
944,122		Snam Rete Gas S.p.A.	4,918,071	1.5
1,147,327		Other Securities	7,985,370	2.3
			18,934,358	5.6
		Japan: 17.8%
35,060		Daito Trust Construction Co., Ltd.	4,082,758	1.2
48,500		Eisai Co., Ltd.	3,232,884	0.9
132,200		Honda Motor Co., Ltd.	4,432,055	1.3
127,850		Mitsui Fudosan Co., Ltd.	3,790,024	1.1
48,400		Nippon Telegraph & Telephone Corp.	3,268,210	1.0
47,600		Ono Pharmaceutical Co., Ltd.	5,158,851	1.5
101,420		Seven & I Holdings Co., Ltd.	4,359,472	1.3
77,600		Sumitomo Mitsui Financial Group, Inc.	3,388,373	1.0
80,500		Takeda Pharmaceutical Co., Ltd.	4,132,955	1.2
108,600		Tokio Marine Holdings, Inc.	4,427,156	1.3
1,770,480		Other Securities	20,381,610	6.0
			60,654,348	17.8
		Luxembourg: 0.3%
10,712		Other Securities	1,135,201	0.3
		Mexico: 0.2%
317,600		Other Securities	596,199	0.2
		Netherlands: 4.2%
65,782	@	Airbus Group NV	4,558,838	1.3
265,651		ING Groep NV	4,075,504	1.2
30,999	@	NXP Semiconductor NV - NXPI - US	2,979,624	0.9
692,179		Other Securities	2,566,434	0.8
			14,180,400	4.2
		South Korea: 1.4%
95,911		SK Hynix, Inc.	4,103,560	1.2
16,876		Other Securities	733,835	0.2
			4,837,395	1.4
		Spain: 0.9%
90,889		Inditex SA	2,916,547	0.9
		Sweden: 3.2%
60,611		Assa Abloy AB	3,516,275	1.0
134,999		Electrolux AB	4,042,225	1.2

See Accompanying Notes to Financial Statements

53

Voya International Core Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden (continued)
92,779		Other Securities	$3,198,085	1.0
			10,756,585	3.2
		Switzerland: 8.1%
97,888		Julius Baer Group Ltd.	5,123,533	1.5
96,193		Novartis AG	9,818,630	2.9
16,893		Roche Holding AG - Genusschein	4,834,018	1.4
193,968	@	UBS Group AG	3,874,964	1.1
47,702		Other Securities	4,033,149	1.2
			27,684,294	8.1
		Taiwan: 1.8%
1,239,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	5,964,884	1.8
		United Kingdom : 10.7%
119,278		AstraZeneca PLC	8,185,593	2.4
406,642		Sky PLC	6,704,647	2.0
213,176		CRH PLC - London	5,956,838	1.7
132,150		Diageo PLC	3,668,775	1.1
175,971		WPP PLC	4,103,881	1.2
620,341		Other Securities	7,956,506	2.3
			36,576,240	10.7
		United States: 3.2%
84,516		Anheuser-Busch InBev Worldwide, Inc.	10,289,694	3.0
30,254		Other Securities	715,442	0.2
			11,005,136	3.2
		Total Common Stock (Cost $270,429,729)	298,867,106	87.7
PREFERRED STOCK: 0.5%
		Germany: 0.5%
6,719		Other Securities	1,729,780	0.5
		Total Preferred Stock (Cost $1,663,528)	1,729,780	0.5
		Total Long-Term Investments (Cost $272,093,257)	300,596,886	88.2
SHORT-TERM INVESTMENTS: 4.0%
		Mutual Funds: 4.0%
13,584,932		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $13,584,932)	13,584,932	4.0
		Total Short-Term Investments (Cost $13,584,932)	13,584,932	4.0
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)

Total Investments in Securities (Cost $285,678,189)	$314,181,818	92.2
Assets in Excess of Other Liabilities	26,667,264	7.8
Net Assets	$340,849,082	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of April 30, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $286,471,537.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,304,705
Gross Unrealized Depreciation	(4,594,424)
Net Unrealized Appreciation	$27,710,281

Sector Diversification	Percentage of Net Assets
Financials	25.0%
Health Care	14.3
Consumer Discretionary	12.8
Industrials	11.0
Information Technology	7.7
Consumer Staples	6.9
Energy	4.1
Materials	2.9
Telecommunication Services	2.8
Utilities	0.7
Short-Term Investments	4.0
Assets in Excess of Other Liabilities	7.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

54

Voya International Core Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Brazil	$2,859,999	$—	$—	$2,859,999
Canada	12,266,927	—	—	12,266,927
China	7,593,256	11,972,388	—	19,565,644
Denmark	—	665,496	—	665,496
Finland	—	1,158,918	—	1,158,918
France	—	32,703,510	—	32,703,510
Germany	—	15,286,573	—	15,286,573
Hong Kong	—	3,690,042	—	3,690,042
India	4,157,566	9,912,533	—	14,070,099
Ireland	—	1,358,311	—	1,358,311
Italy	—	18,934,358	—	18,934,358
Japan	—	60,654,348	—	60,654,348
Luxembourg	1,135,201	—	—	1,135,201
Mexico	596,199	—	—	596,199
Netherlands	2,979,624	11,200,776	—	14,180,400
South Korea	—	4,837,395	—	4,837,395
Spain	—	2,916,547	—	2,916,547
Sweden	—	10,756,585	—	10,756,585
Switzerland	—	27,684,294	—	27,684,294
Taiwan	—	5,964,884	—	5,964,884
United Kingdom	—	36,576,240	—	36,576,240
United States	715,442	10,289,694	—	11,005,136
Total Common Stock	32,304,214	266,562,892	—	298,867,106
Preferred Stock	—	1,729,780	—	1,729,780
Short-Term Investments	13,584,932	—	—	13,584,932
Total Investments, at fair value	$45,889,146	$268,292,672	$—	$314,181,818

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

55

Voya Multi-Manager Emerging Markets Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Argentina: 0.7%
113,000		Other Securities(a)	$2,015,409	0.7
		Brazil: 9.1%
198,541	@	B2W Cia Digital	1,789,073	0.6
213,010		Banco do Brasil SA	1,851,585	0.7
384,103		Itau Unibanco Holding SA ADR	4,924,200	1.8
353,600	@,L	Petroleo Brasileiro SA ADR	3,359,200	1.2
59,000		Tim Participacoes SA ADR	927,480	0.3
358,359		Tim Participacoes SA	1,147,767	0.4
2,119,174		Other Securities(a)	11,296,102	4.1
			25,295,407	9.1
		Chile: 0.5%
62,400		Other Securities(a)	1,363,683	0.5
		China: 26.8%
30,440	@	Baidu.com ADR	6,096,523	2.2
4,994,000		Bank of China Ltd.	3,421,906	1.2
2,113,000		China Citic Bank	1,916,177	0.7
5,353,000		China Construction Bank	5,196,343	1.9
707,500	@	China Merchants Bank Co., Ltd.	2,123,663	0.8
31,500		China Mobile Ltd. ADR	2,250,045	0.8
486,000		China Mobile Ltd.	6,941,677	2.5
1,683,650		China Petroleum & Chemical Corp.	1,588,972	0.6
2,610,000		China Telecom Corp., Ltd.	1,933,510	0.7
5,000	L	CNOOC Ltd. ADR	856,250	0.3
1,227,000		CNOOC Ltd.	2,092,295	0.8
226,000		Great Wall Motor Co. Ltd.	1,714,793	0.6
1,168,000	@	Huaneng Power International, Inc.	1,656,479	0.6
1,270,000		Lenovo Group Ltd.	2,183,854	0.8
12,638		Neteasecom ADR	1,620,065	0.6
13,500	L	PetroChina Co., Ltd. ADR	1,740,420	0.6
46,900	@	Sina Corp.	2,063,365	0.7
61,900	@	Sohu.com, Inc.	4,113,255	1.5
159,200		Tencent Holdings Ltd.	3,285,710	1.2
2,258,600		Uni-President China Holdings Ltd.	1,827,151	0.7
17,100,100		Other Securities(a)	19,455,170	7.0
			74,077,623	26.8
		Cyprus: 0.1%
12,700		Other Securities(a)	344,678	0.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Egypt: 0.2%
57,400		Other Securities	$386,876	0.2
		France: 0.3%
13,400		Other Securities	677,370	0.3
		Hong Kong: 0.6%
4,561,250		Other Securities	1,656,963	0.6
		India: 6.5%
89,460		Housing Development Finance Corp.	1,645,448	0.6
73,851	@	Reliance Industries Ltd. GDR	1,986,592	0.7
205,526		Reliance Industries Ltd.	2,787,489	1.0
1,704,460		Other Securities	11,414,657	4.2
			17,834,186	6.5
		Indonesia: 0.7%
6,714,600		Other Securities	2,047,311	0.7
		Israel: 1.3%
58,800		Teva Pharmaceutical Industries Ltd. ADR	3,552,696	1.3
		Malaysia: 0.1%
1,032,887		Other Securities	372,876	0.1
		Mexico: 3.8%
100,000	@	Grupo Televisa SAB ADR	3,641,000	1.3
1,056,088		Other Securities(a)	6,862,467	2.5
			10,503,467	3.8
		Poland: 0.7%
465,490		Other Securities	1,849,569	0.7
		Qatar: 0.1%
14,500		Other Securities	353,892	0.1
		Russia: 6.0%
78,483		Lukoil OAO ADR	4,022,254	1.5
96,390		MMC Norilsk Nickel ADR	1,784,179	0.6
144,442		Mobile Telesystems OJSC ADR	1,744,859	0.6
371,048		Sberbank of Russia ADR	2,241,130	0.8
929,711		Other Securities	6,836,875	2.5
			16,629,297	6.0
		South Africa: 4.5%
123,565		MTN Group Ltd.	2,481,053	0.9
319,924		Steinhoff International Holdings Ltd.	2,030,008	0.7
219,915		Woolworths Holdings Ltd./South Africa	1,654,366	0.6
573,601		Other Securities	6,233,558	2.3
			12,398,985	4.5

See Accompanying Notes to Financial Statements

56

Voya Multi-Manager Emerging Markets Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: 20.8%
42,930		SK Hynix, Inc.	$1,836,764	0.7
43,200		KB Financial Group, Inc. ADR	1,647,216	0.6
4,360		KCC Corp.	2,234,748	0.8
35,132		Kia Motors Corp.	1,618,946	0.6
967		Lotte Chilsung Beverage Co., Ltd.	2,139,278	0.8
10,276		Samsung Electronics Co., Ltd. GDR	6,738,875	2.4
5,989		Samsung Electronics Co., Ltd.	7,856,693	2.8
20,939		Samsung Life Insurance Co. Ltd.	2,048,092	0.7
52,193		Shinhan Financial Group Co., Ltd.	2,160,173	0.8
11,860		SK Telecom Co., Ltd.	3,178,159	1.1
126,800		SK Telecom Co., Ltd. ADR	3,759,620	1.4
591,739		Other Securities(a)	22,350,927	8.1
			57,569,491	20.8
		Taiwan: 9.5%
1,207,000	@	Advanced Semiconductor Engineering, Inc.	1,711,677	0.6
164,000		Catcher Technology Co., Ltd.	1,919,103	0.7
1,099,000		Fubon Financial Holding Co., Ltd.	2,363,462	0.9
131,000		MediaTek, Inc.	1,683,899	0.6
819,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	3,942,889	1.4
218,141		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,331,366	1.9
6,702,947		Other Securities	9,445,294	3.4
			26,397,690	9.5
		Thailand: 3.5%
255,400		Kasikornbank PCL	1,620,586	0.6
159,000		PTT PCL	1,714,348	0.6
9,146,627		Other Securities	6,441,950	2.3
			9,776,884	3.5
		Turkey: 3.0%
2,303,335		Other Securities	8,305,188	3.0
		United Arab Emirates: 0.3%
960,350		Other Securities	820,286	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 0.5%
34,000	Other Securities	$1,447,210	0.5
	Total Common Stock (Cost $260,328,997)	275,677,037	99.6
PREFERRED STOCK: 0.2%
	Brazil: 0.1%
62,560	Other Securities	235,668	0.1
	Russia: 0.1%
560,320	Other Securities	422,411	0.1
	Total Preferred Stock (Cost $912,712)	658,079	0.2
	Total Long-Term Investments (Cost $261,241,709)	276,335,116	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc: 3.5%
480,966	BNP Paribas Bank, Repurchase Agreement dated 04/30/15, 0.12%, due 05/01/15 (Repurchase Amount $480,968, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $490,585, due 05/01/16- 04/20/45)	480,966	0.2
2,284,740	Cantor Fitzgerald, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $2,284,748, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,330,435, due 05/15/15-03/20/65)	2,284,740	0.8

See Accompanying Notes to Financial Statements

57

Voya Multi-Manager Emerging Markets Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,284,740	Daiwa Capital Markets, Repurchase Agreement dated 04/30/15, 0.16%, due 05/01/15 (Repurchase Amount $2,284,750, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.250%, Market Value plus accrued interest $2,330,435, due 05/21/15-03/01/48)	$2,284,740	0.8
2,284,740	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/15, 0.25%, due 05/01/15 (Repurchase Amount $2,284,756, collateralized by various U.S. Government Securities, 0.875%-2.750%, Market Value plus accrued interest $2,330,435, due 08/15/17-08/15/42)	2,284,740	0.9
2,284,740	Nomura Securities, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $2,284,748, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,330,435, due 05/15/15-03/20/64)	2,284,740	0.8
		9,619,926	3.5
	Total Short-Term Investments (Cost $9,619,926)	9,619,926	3.5
	Total Investments in Securities (Cost $270,861,635)	$285,955,042	103.3
	Liabilities in Excess of Other Assets	(9,040,597)	(3.3)
	Net Assets	$276,914,445	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at April 30, 2015.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $271,825,086.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$39,100,666
Gross Unrealized Depreciation	(24,970,710)
Net Unrealized Appreciation	$14,129,956

Sector Diversification	Percentage of Net Assets
Information Technology	24.5%
Financials	20.2
Telecommunication Services	12.2
Consumer Discretionary	10.6
Energy	10.5
Consumer Staples	6.9
Industrials	5.8
Materials	4.0
Utilities	2.6
Health Care	2.5
Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(3.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

58

Voya Multi-Manager Emerging Markets Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Argentina	$2,015,409	$—	$—	$2,015,409
Brazil	25,295,407	—	—	25,295,407
Chile	1,363,683	—	—	1,363,683
China	23,431,029	50,646,594	—	74,077,623
Cyprus	344,678	—	—	344,678
Egypt	386,876	—	—	386,876
France	677,370	—	—	677,370
Hong Kong	227,612	1,429,351	—	1,656,963
India	6,525,419	11,308,767	—	17,834,186
Indonesia	—	2,047,311	—	2,047,311
Israel	3,552,696	—	—	3,552,696
Malaysia	—	372,876	—	372,876
Mexico	10,503,467	—	—	10,503,467
Poland	—	1,849,569	—	1,849,569
Qatar	—	353,892	—	353,892
Russia	13,889,571	2,739,726	—	16,629,297
South Africa	854,857	11,544,128	—	12,398,985
South Korea	9,437,140	47,154,105	978,246	57,569,491
Taiwan	5,331,366	21,066,324	—	26,397,690
Thailand	—	9,776,884	—	9,776,884
Turkey	790,790	7,514,398	—	8,305,188
United Arab Emirates	—	820,286	—	820,286
United States	1,447,210	—	—	1,447,210
Total Common Stock	106,074,580	168,624,211	978,246	275,677,037
Preferred Stock	235,668	422,411	—	658,079
Short-Term Investments	—	9,619,926	—	9,619,926
Total Investments, at fair value	$106,310,248	$178,666,548	$978,246	$285,955,042

(1)	For the period ended April 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2015, securities valued at $425,915 and $11,983,795 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$56,554
Total	$56,554

See Accompanying Notes to Financial Statements

59

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 3.6%
51,882		Cochlear Ltd.	$3,416,296	0.7
1,453,541		Other Securities(a)	14,810,519	2.9
			18,226,815	3.6
		Austria: 0.2%
115,869		Other Securities	1,138,206	0.2
		Belgium: 0.8%
51,009		Other Securities	4,064,195	0.8
		Brazil: 0.9%
397,181		Other Securities	4,598,080	0.9
		Canada: 0.8%
61,929		Other Securities	4,065,434	0.8
		China: 2.5%
2,653,571		Other Securities	12,829,763	2.5
		Denmark: 2.5%
54,067	L	Carlsberg A/S	4,929,210	1.0
87,559		Novo Nordisk A/S	4,915,621	1.0
78,175		Other Securities	2,719,863	0.5
			12,564,694	2.5
		Finland: 1.2%
62,622		Sampo OYJ	3,034,308	0.6
103,902		Other Securities(a)	3,277,027	0.6
			6,311,335	1.2
		France: 5.7%
84,976		BNP Paribas	5,366,351	1.0
42,950		Capgemini S.A.	3,826,657	0.7
17,707		Valeo SA	2,838,785	0.6
362,769		Other Securities	17,211,635	3.4
			29,243,428	5.7
		Germany: 4.0%
47,114		Bayer AG	6,781,248	1.3
302,675		Other Securities	13,425,162	2.7
			20,206,410	4.0
		Greece: 0.0%
30,824		Other Securities	280,188	0.0
		Hong Kong: 2.0%
48,000		Jardine Matheson Holdings Ltd.	2,965,581	0.6
1,861,700		Other Securities	7,258,879	1.4
			10,224,460	2.0
		India: 1.1%
634,646		Other Securities	5,724,907	1.1
		Indonesia: 0.2%
1,658,800		Other Securities	804,521	0.2
		Ireland: 0.8%
187,294		Other Securities	3,852,500	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Israel: 1.1%
90,960	Teva Pharmaceutical Industries Ltd. ADR	$5,495,803	1.1
156,318	Other Securities(a)	343,900	0.0
		5,839,703	1.1
	Italy: 2.5%
1,875,462	Other Securities	12,783,501	2.5
	Japan: 19.0%
229,500	Daiwa House Industry Co., Ltd.	5,123,593	1.0
50,400	Don Quijote Holdings Co. Ltd.	3,845,238	0.8
105,200	Japan Tobacco, Inc.	3,673,675	0.7
67,600	Kao Corp.	3,237,298	0.6
202,200	KDDI Corp.	4,784,526	0.9
506,700	Mitsubishi UFJ Financial Group, Inc.	3,599,774	0.7
160,100	MS&AD Insurance Group Holdings, Inc.	4,581,590	0.9
86,200	Olympus Corp.	3,104,062	0.6
199,700	Rakuten, Inc.	3,488,849	0.7
95,300	Seven & I Holdings Co., Ltd.	4,096,408	0.8
29,900	Shimano, Inc.	4,283,206	0.8
158,600	Shiseido Co., Ltd.	2,856,868	0.6
57,600	Softbank Corp.	3,600,596	0.7
159,000	Sony Corp.	4,806,847	0.9
116,200	Sumitomo Mitsui Financial Group, Inc.	5,073,827	1.0
111,500	THK Co., Ltd.	2,800,991	0.6
51,800	Toyota Motor Corp.	3,605,753	0.7
1,449,000	Other Securities	30,403,095	6.0
		96,966,196	19.0
	Luxembourg: 0.1%
6,591	Other Securities	698,479	0.1
	Malaysia: 0.1%
431,000	Other Securities	379,470	0.1
	Mexico: 0.1%
44,200	Other Securities	449,514	0.1
	Netherlands: 3.2%
1,043,241	Koninklijke KPN NV	3,868,089	0.7
125,485	Royal Dutch Shell PLC - Class A	3,956,550	0.8
20,186	Royal Dutch Shell PLC - Class B	646,267	0.1
223,197	Other Securities	8,045,561	1.6
		16,516,467	3.2

See Accompanying Notes to Financial Statements

60

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		New Zealand: 0.3%
517,484		Other Securities(a)	$1,507,245	0.3
		Norway: 0.7%
316,360		Other Securities	3,618,526	0.7
		Philippines: 0.4%
3,593,900		Other Securities	2,042,426	0.4
		Portugal: 0.4%
142,043		Other Securities	2,072,041	0.4
		Russia: 0.1%
37,992		Other Securities	449,906	0.1
		Singapore: 0.8%
167,454		United Overseas Bank Ltd.	3,092,035	0.6
54,500		Other Securities	866,026	0.2
			3,958,061	0.8
		South Africa: 0.9%
248,734		Other Securities	4,632,681	0.9
		South Korea: 1.3%
1,213		Samsung Electronics Co., Ltd.	1,591,279	0.3
2,700		Samsung Electronics Co., Ltd. GDR	1,770,627	0.4
9,451		Other Securities	3,123,303	0.6
			6,485,209	1.3
		Spain: 2.6%
1,176,550		Other Securities	13,129,294	2.6
		Sweden: 4.7%
63,218		Assa Abloy AB	3,667,517	0.7
119,699	L	Atlas Copco AB - Class B	3,332,957	0.7
124,230		Kinnevik Investment AB	4,281,328	0.8
110,193		Svenska Handelsbanken AB	5,086,395	1.0
134,170		Swedbank AB	3,119,813	0.6
133,469		Other Securities	4,502,331	0.9
			23,990,341	4.7
		Switzerland: 8.1%
82,738		Nestle S.A.	6,419,163	1.3
95,434		Novartis AG	9,741,158	1.9
23,851		Roche Holding AG - Genusschein	6,825,085	1.3
15,690	#,@	Sunrise Communications Group AG	1,466,497	0.3
607,912		Other Securities	16,702,147	3.3
			41,154,050	8.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan: 1.6%
143,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	$688,441	0.1
229,400		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,606,536	1.1
300,935		Other Securities	1,819,978	0.4
			8,114,955	1.6
		Thailand: 0.3%
2,032,200		Other Securities	1,350,303	0.3
		Turkey: 0.6%
862,581		Other Securities	3,224,959	0.6
		United Arab Emirates: 0.1%
26,908		Other Securities	621,037	0.1
		United Kingdom: 20.2%
71,668		ASOS PLC	4,117,099	0.8
314,284	#,@	Auto Trader Group PLC	1,312,190	0.3
467,126		BG Group PLC	8,461,257	1.7
82,450		British American Tobacco PLC	4,530,074	0.9
192,200		Hargreaves Lansdown PLC	3,610,417	0.7
64,290		Johnson Matthey PLC	3,287,052	0.6
3,376,022		Lloyds Banking Group Plc	3,998,125	0.8
277,179		Prudential PLC	6,901,032	1.3
59,284		Rightmove PLC	2,869,886	0.6
53,657		Shire PLC	4,360,334	0.8
107,833		Unilever PLC	4,726,775	0.9
11,115,813		Other Securities(a)	55,093,454	10.8
			103,267,695	20.2
		United States: 2.6%
43,644		Anheuser-Busch InBev Worldwide, Inc.	5,313,590	1.0
197,235		Other Securities	8,001,232	1.6
			13,314,822	2.6
		Total Common Stock (Cost $448,027,527)	500,701,817	98.1
PREFERRED STOCK: 0.3%
		Brazil: 0.1%
34,772		Other Securities	445,361	0.1
		Germany: 0.2%
10,267		Other Securities	1,127,790	0.2

See Accompanying Notes to Financial Statements

61

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	United States: 0.0%
5,351	Other Securities	$1,928	0.0
	Total Preferred Stock (Cost $1,765,361)	1,575,079	0.3
	Total Long-Term Investments (Cost $449,792,888)	$502,276,896	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc: 2.3%
570,641	BNP Paribas Bank, Repurchase Agreement dated 04/30/15, 0.12%, due 05/01/15 (Repurchase Amount $570,643, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $582,054, due 05/01/16-04/20/45)	570,641	0.1
2,710,699	Cantor Fitzgerald, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $2,710,709, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $2,764,913, due 05/15/15-03/20/65)	2,710,699	0.6
2,710,699	Daiwa Capital Markets, Repurchase Agreement dated 04/30/15, 0.16%, due 05/01/15 (Repurchase Amount $2,710,711, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.250%, Market Value plus accrued interest $2,764,914, due 05/21/15-03/01/48)	2,710,699	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,710,699	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/15, 0.25%, due 05/01/15 (Repurchase Amount $2,710,718, collateralized by various U.S. Government Securities, 0.875%- 2.750%, Market Value plus accrued interest $2,764,913, due 08/15/17- 08/15/42)	$2,710,699	0.6
2,710,699	Nomura Securities, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $2,710,709, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $2,764,913, due 05/15/15- 03/20/64)	2,710,699	0.5
		11,413,437	2.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
6,179,497	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††	6,179,496	1.2
1,577,912	T. Rowe Price Reserve Investment Fund, 0.057%††	1,577,912	0.3
	Total Mutual Funds (Cost $7,757,408)	7,757,408	1.5
	Total Short-Term Investments (Cost $19,170,845)	19,170,845	3.8
	Total Investments in Securities (Cost $468,963,733)	$521,447,741	102.2
	Liabilities in Excess of Other Assets	(11,194,027)	(2.2)
	Net Assets	$510,253,714	100.0

See Accompanying Notes to Financial Statements

62

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of April 30, 2015 (Unaudited) (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of April 30, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

ADR        American Depositary Receipt

GDR        Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at April 30, 2015.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $473,718,921.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,401,964
Gross Unrealized Depreciation	(16,673,144)
Net Unrealized Appreciation	$47,728,820

Sector Diversification	Percentage of Net Assets
Financials	23.2%
Consumer Discretionary	17.9
Industrials	13.9
Consumer Staples	11.3
Health Care	11.2
Information Technology	5.4
Telecommunication Services	5.1
Materials	4.7
Energy	4.4
Utilities	1.3
Short-Term Investments	3.8
Liabilities in Excess of Other Assets	(2.2)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$18,226,815	$—	$18,226,815
Austria	—	1,138,206	—	1,138,206
Belgium	—	4,064,195	—	4,064,195
Brazil	4,598,080	—	—	4,598,080
Canada	4,065,434	—	—	4,065,434
China	6,393,114	6,436,649	—	12,829,763
Denmark	—	12,564,694	—	12,564,694
Finland	—	6,311,335	—	6,311,335
France	456,322	28,787,106	—	29,243,428
Germany	—	20,206,410	—	20,206,410
Greece	—	280,188	—	280,188
Hong Kong	2,033,352	8,191,108	—	10,224,460

See Accompanying Notes to Financial Statements

63

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2015 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
India	3,233,121	2,491,786	—	5,724,907
Indonesia	386,941	417,580	—	804,521
Ireland	2,067,483	1,785,017	—	3,852,500
Israel	5,839,703	—	—	5,839,703
Italy	—	12,783,501	—	12,783,501
Japan	—	96,966,196	—	96,966,196
Luxembourg	698,479	—	—	698,479
Malaysia	—	379,470	—	379,470
Mexico	449,514	—	—	449,514
Netherlands	547,884	15,968,583	—	16,516,467
New Zealand	—	1,507,245	—	1,507,245
Norway	—	3,618,526	—	3,618,526
Philippines	—	2,042,426	—	2,042,426
Portugal	—	2,072,041	—	2,072,041
Russia	202,201	247,705	—	449,906
Singapore	—	3,958,061	—	3,958,061
South Africa	—	4,632,681	—	4,632,681
South Korea	2,742,356	3,742,853	—	6,485,209
Spain	416,711	12,712,583	—	13,129,294
Sweden	—	23,990,341	—	23,990,341
Switzerland	1,466,497	39,687,553	—	41,154,050
Taiwan	5,606,536	2,508,419	—	8,114,955
Thailand	—	1,350,303	—	1,350,303
Turkey	—	3,224,959	—	3,224,959
United Arab Emirates	621,037	—	—	621,037
United Kingdom	2,303,030	100,964,665	—	103,267,695
United States	7,609,526	5,705,296	—	13,314,822
Total Common Stock	51,737,321	448,964,496	—	500,701,817
Preferred Stock	445,361	1,127,790	1,928	1,575,079
Short-Term Investments	7,757,408	11,413,437	—	19,170,845
Total Investments, at fair value	$59,940,090	$461,505,723	$1,928	$521,447,741
Other Financial Instruments+
Forward Foreign Currency Contracts	—	201,543	—	201,543
Futures	2,475	—	—	2,475
Total Assets	$59,942,565	$461,707,266	$1,928	$521,651,759
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(210,990)	$—	$(210,990)
Futures	(6,338)	—	—	(6,338)
Total Liabilities	$(6,338)	$(210,990)	$—	$(217,328)

See Accompanying Notes to Financial Statements

64

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2015 (Unaudited) (continued)

(1)	For the period ended April 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2015, securities valued at $4,102,508 and $5,515,922 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2015, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	114,735	Buy	05/21/15	$121,985	$128,860	$6,875
Citigroup, Inc.	British Pound	155,340	Buy	05/21/15	239,625	238,417	(1,208)
Goldman Sachs & Co.	EU Euro	175,491	Buy	05/21/15	197,095	197,095	—
Goldman Sachs & Co.	British Pound	229,958	Buy	05/21/15	352,998	352,940	(58)
Goldman Sachs & Co.	Australian Dollar	5,404,788	Buy	05/21/15	4,213,458	4,272,974	59,516
Goldman Sachs & Co.	British Pound	72,955	Buy	05/21/15	109,134	111,972	2,838
Goldman Sachs & Co.	Hong Kong Sar Dollar	7,601,609	Buy	05/21/15	980,772	980,787	15
Goldman Sachs & Co.	EU Euro	268,912	Buy	05/21/15	283,156	302,017	18,861
Standard Chartered Bank PLC	EU Euro	168,730	Buy	05/21/15	180,635	189,502	8,867
Standard Chartered Bank PLC	British Pound	583,557	Buy	05/21/15	874,287	895,645	21,358
Standard Chartered Bank PLC	Danish Krone	888,763	Buy	05/21/15	128,570	133,756	5,186
Standard Chartered Bank PLC	Singapore Dollar	1,135,786	Buy	05/21/15	844,458	858,051	13,593
State Street Bank	Swedish Krona	9,228,889	Buy	05/21/15	1,069,858	1,107,844	37,986
Westpac Bank	Swiss Franc	271,660	Buy	05/21/15	276,047	291,362	15,315
Westpac Bank	Japanese Yen	50,980,931	Buy	05/21/15	422,461	427,044	4,583
							$193,727
Barclays Bank PLC	Norwegian Krone	3,265,480	Sell	05/21/15	$418,331	$433,463	$(15,132)
Barclays Bank PLC	British Pound	93,598	Sell	05/21/15	137,459	143,655	(6,196)
Goldman Sachs & Co.	Japanese Yen	84,567,125	Sell	05/21/15	707,554	708,380	(826)
Goldman Sachs & Co.	Japanese Yen	133,397,058	Sell	05/21/15	1,123,956	1,117,406	6,550
Standard Chartered Bank PLC	Swiss Franc	1,433,773	Sell	05/21/15	1,507,119	1,537,761	(30,642)
Standard Chartered Bank PLC	EU Euro	2,907,573	Sell	05/21/15	3,132,636	3,265,519	(132,883)
Westpac Bank	Australian Dollar	287,616	Sell	05/21/15	216,922	227,386	(10,464)
Westpac Bank	Hong Kong Sar Dollar	1,624,223	Sell	05/21/15	209,535	209,563	(28)
Westpac Bank	British Pound	180,000	Sell	05/21/15	262,712	276,265	(13,553)
							$(203,174)

See Accompanying Notes to Financial Statements

65

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2015 (Unaudited) (continued)

At April 30, 2015, the following futures contracts were outstanding for Voya Multi-Manager International Equity Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	1	06/18/15	$113,895	$(3,691)
EURO STOXX 50®	11	06/19/15	440,697	(2,647)
FTSE 100 Index	3	06/19/15	319,078	844
Tokyo Price Index (TOPIX)	1	06/11/15	133,040	1,631
			$1,006,710	$(3,863)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$201,543
Foreign exchange contracts	Net Assets — Unrealized appreciation*	2,475
Total Asset Derivatives		$204,018
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$210,990
Foreign exchange contracts	Net Assets — Unrealized depreciation*	6,338
Total Liability Derivatives		$217,328

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$19,691	$19,691
Foreign exchange contracts	(358,201)	—	(358,201)
Total	$(358,201)	$19,691	$(338,510)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$3,935	$3,935
Foreign exchange contracts	(475,893)		(475,893)
Total	$(475,893)	$3,935	$(471,958)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

66

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of April 30, 2015 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2015:

	Barclays Bank PLC	Citigroup, Inc.	Goldman Sachs & Co.	Standard Chartered Bank PLC	State Street Bank	Westpac Bank	Totals
Assets:
Forward foreign currency contracts	$6,875	$—	$87,780	$49,004	$37,986	$19,898	$201,543
Total Assets	$6,875	$—	$87,780	$49,004	$37,986	$19,898	$201,543
Liabilities:
Forward foreign currency contracts	$21,328	$1,208	$884	$163,525	$—	$24,045	$210,990
Total Liabilities	$21,328	$1,208	$884	$163,525	$—	$24,045	$210,990
Net OTC derivative instruments by counterparty, at fair value	$(14,453)	$(1,208)	$86,896	$(114,521)	$37,986	$(4,147)	$(9,447)
Total collateral pledged by the Fund/ (Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(14,453)	$(1,208)	$86,896	$(114,521)	$37,986	$(4,147)	$(9,447)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

67

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:

1	To approve a new sub-advisory agreement between Voya Investments and NNIP Advisors with respect to the Funds, and to approve, under certain circumstances, any future sub-advisory agreement prompted by Change of Control Events that occur as part of the NN Group Separation Plan ("Proposal One’’).

A special meeting of shareholders of Emerging Markets Equity Dividend and Global Equity Dividend was held February 10, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Emerging Markets Equity Dividend	1*	612,589.297	34,491.794	63,436.006	0.000	710,517.097

* Proposal passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Global Equity Dividend	1**	2,585,218.499	149,908.126	231,491.476	0.000	2,966,618.101

** Proposal deferred; adjourned to March 24, 2015.

A special meeting of shareholders of Global Equity Dividend was held March 24, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Global Equity Dividend	1***	3,118,483.712	201,519.383	645,345.815	0.000	3,965,348.910

*** Proposal Passed

68

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya Global Natural Resources Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund (collectively, the “Funds”), each a series of Voya Mutual Funds (the “Trust”), enters into a new investment advisory contract (the “Advisory Contract”) with Voya Investments, LLC (the “Adviser”), and the Adviser enters into new sub-advisory contracts (collectively, the “Sub-Advisory Contracts”) between the Adviser and the sub-advisers to each Fund (collectively, the “Sub-Advisers”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Funds’ investment advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser and Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser to Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, and Voya Global Natural Resources Fund, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and Voya IM.

The Funds are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc.

(the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Funds to benefit from the continuation of services by the Adviser, the Sub-Advisers, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. The Funds’ shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Funds’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Funds to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Funds in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds were not asked to vote again on these new agreements with the Adviser and the Sub-Advisers’.

69

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and Voya IM’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Advisers, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Funds.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ Annual Report, dated October 31, 2014, under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014, the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates LLP, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Funds. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to

70

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and, in any event, are no less favorable to the Funds than the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014, Change of Control Event is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage the Funds.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS

At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Investment Management Agreements so that, effective May 1, 2015,

the terms of each Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Funds’ advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the Agreements. In analyzing whether to approve the Amended and Restated Investment Management Agreements, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these Agreements and Management’s rationale for proposing the amendments that combine the terms of each Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreements, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Funds; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreements would result in no change in the scope of services that the Adviser provides to the Funds and that the personnel who have provided administrative and advisory services to the Funds previously would continue to do so after the Amended and Restated Investment Management Agreements become effective; and (4) representations from Management that the combination of the Agreements better aligns the Funds’ contracts with the manner in which Voya provides such services to the Funds. In approving the amendments to the Funds’ Investment Management Agreements, different Board members may have given different weight to different individual factors and related conclusions.

71

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Investment Adviser	Custodian
Voya Investments, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	One Wall Street
Scottsdale, Arizona 85258	New York, New York 10286

Distributor	Legal Counsel
Voya Investments Distributor, LLC	Ropes & Gray LLP
7337 East Doubletree Ranch Road, Suite 100	Prudential Tower
Scottsdale, Arizona 85258	800 Boylston Street
Boston, Massachusetts 02199

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

SAR-INTEMERG         (0415-061915)

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N-CSRS		06/25/2015 08:59 AM

Semi-Annual Report

April 30, 2015

Classes A, B, C, I, O, R, R6 and W

■	Voya Global Real Estate Fund
■	Voya International Real Estate Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

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President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Statements of Assets and Liabilities	9
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Summary Portfolios of Investments	27
Advisory Contract Approval Discussion	33

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.voyainvestments.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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(THIS PAGE INTENTIONALLY LEFT BLANK)

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PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

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MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2015

Our new fiscal year commenced after a very volatile October, when global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, fell and then rose more than 8%. In less volatile conditions, the Index added 8.17% in the first half of the fiscal year, during which the forces driving financial markets substantially changed. (The Index returned 5.09% for the six-months ended April 30, 2015, measured in U.S. dollars.)

For much of the period it seemed that the only credible major growth story in the world was the U.S. Economic data were initially mostly positive. The March employment report marked the twelfth consecutive month in which more than 200,000 jobs were created and the unemployment rate was down to 5-1/2%.

But reservations remained about the historically low labor force participation rate and annual wage growth languishing at about 2%. And by April some reports had started to deteriorate. The purchasing managers’ index for the manufacturing sector fell to the lowest in nearly two years. Manufacturing output itself was flat to falling, as were retail sales, even after the effect of lower gasoline prices. As for oil prices, March ended with a barrel of oil costing half of what it did seven months earlier, pushing headline annual inflation into negative territory. While this would have a beneficial effect on consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it like capital goods and regional banks. This was evident in gross domestic product (“GDP”), which grew at a wafer-thin 0.2% annualized in the first quarter of 2015, after 2.2% in the previous quarter.

Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing demand in the world’s commodity supplying countries. Japan had re-entered recession in the third quarter of 2014 after an April rise in the consumption tax, and the rebound, to growth of 1.5% annualized, was a disappointment.

But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, on January 26, a new government took power, mandated to ease the terms of its €240 billion bailout and roll back reforms. The reaction of its creditors was uncompromising and the specter again loomed of a euro zone member country being forced out of the single currency with unknowable side effects. But four days earlier the European Central Bank had at last announced a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would and did commence in March 2015. They would continue through September 2016. Furthermore by the end of the period, the gloomy euro zone data seemed to be turning. The unemployment rate edged down to 11.3%. Purchasing managers indices indicated increasingly solid expansion. Falling interest rates and the weaker euro (see below) would be good for business. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.

In U.S. fixed income markets, the Treasury yield curve flattened in the first half of the fiscal year and the Barclays Long-Term U.S. Treasury sub-index returned 6.48%. But it actually lost more than that in an April correction. The Barclays U.S. Treasury Bond index as a whole returned 2.07%, practically identical to the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, which increased 2.06%. The Barclays U.S. Corporate Investment Grade Bond sub-index added 2.35%, beating the 1.52% of the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate).

U.S. equities, represented by the S&P 500® Index including dividends, gained 4.40% in the six months through April. The consumer discretionary sector was the top performer, returning 11.52%. Two of 10 sectors lost ground; not surprisingly the most serious was energy, down 4.71%. Many commentators expected S&P 500® earnings to start falling soon, depressed by the effect of lower energy prices and of the strong dollar on the value of revenues earned outside the U.S. Others remarked on the supportive effect of continuing high levels of share buybacks, with a value of $553 billion in 2014, the highest since 2007.

In currencies, the dollar advanced against most others in the first half of the fiscal year. The dollar gained 11.59% on the euro, as the prospect and then the reality of euro zone quantitative easing drove down interest rates. The dollar added 4.20% against the pound. The UK has a comparable growth story to the U.S., but an election on May 7 portended another hung parliament and unattractive coalition possibilities. The dollar gained 6.29% against the yen, mostly in November, on an announced increase in monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”).

In international markets, the MSCI Japan® Index jumped 20.43%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index surged 16.46%, eclipsing its 2007 closing high. Quantitative easing, plus the declining euro that went with it, ultimately trumped poor economic data, which seemed to be improving at the end. The MSCI UK® Index added 8.10%, with financials and the consumer sectors making the largest contributions. The 15 largest names in the UK index: multinationals accounting for half of its value only averaged a return of about 4.6%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

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BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA/NAREIT Developed ex-US Property Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

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VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)
United States	51.8%
Japan	12.3%
Hong Kong	7.5%
United Kingdom	7.5%
Australia	6.4%
France	5.5%
Singapore	2.9%
Germany	2.4%
Netherlands	0.8%
China	0.7%
Countries between 0.2%–0.6%ˆ	1.5%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 4 countries, which each represents 0.2%–0.6% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.21%, compared to the FTSE EPRA/NAREIT Developed Index and S&P 500® Index, which returned 3.56% and 4.40%, respectively, for the same period.

Portfolio Specifics: Global Real Estate shares generated a return of 2.21% over the past six months as performance was positive in all major geographic regions. Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values. Economic growth is expanding in most developed markets around the globe, although the rate of improvement varies dramatically, from a relatively robust U.S. and U.K. to tepid recoveries in the Eurozone and Japan, and a decelerating China. Sentiment towards growth in Europe has recently improved via an aggressive quantitative easing program announced by the European Central Bank in January. However, we believe that some caution is warranted due to geopolitical events such as the ongoing conflict between Ukraine and Russia, regional conflict in the Middle East, and the continuing uncertain political and financial crisis in Greece. We also believe inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil, which bodes well for continued low intermediate- and long-term interest rates.

Demand for real estate remains high, given the desire for yield and the significant capital seeking real estate from sources including institutional investors, sovereign wealth funds, private equity and listed property companies. The spread between capitalization rates and 10-year sovereign bond yields remains at historically wide levels. This suggests there is plenty of “cushion” if bond yields were to increase, especially when considering that we remain early in the rental rate recovery cycle in many real estate markets globally. We believe a move up in short-term interest rates in the U.S. is not the key data point to watch; rather, it is long-term interest rates around the globe that we expect to remain muted given continued sluggish economic growth globally, accommodative central bank policy, a strong U.S. dollar, decelerating growth in China and low interest rates in Europe and Japan. With listed property companies trading essentially in-line with or at a discount to private market values and M&A activity heating up, we believe listed real estate provides an attractive combination of yield and growth.

Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)
Simon Property Group, Inc.	5.0%
Equity Residential	3.5%
Mitsui Fudosan Co., Ltd.	3.3%
Health Care REIT, Inc.	3.2%
Sun Hung Kai Properties Ltd.	2.8%
General Growth Properties, Inc.	2.4%
AvalonBay Communities, Inc.	2.4%
SL Green Realty Corp.	2.2%
Land Securities Group PLC	2.2%
ProLogis, Inc.	2.1%
Portfolio holdings are subject to change daily.

The Fund trailed its benchmark during the period as the value added by positive positioning in the Americas and Europe was more than offset by positioning in the Asia-Pacific region. Relative performance in the Asia-Pacific region proved to be challenging, as positioning in Japan was the primary detractor during the period. Japanese property companies underperformed despite significant monetary and fiscal stimulus from the Japanese government and what we believed to be clear evidence of improving property fundamentals. Positive contributors to relative return for the period included stock selection in the U.S. and Europe, where selection among the U.S. office, mall and apartment REITs added value as did positions in U.K. storage and German residential companies. The impact of asset allocation decisions during the period was flat, as the benefit of favorable positioning decisions in the Americas and the U.K. was offset by an overweight to the underperforming Japanese market.

Current Strategy and Outlook: In the U.S., we prefer the apartment sector, coastal Central Business District office sector, and high-end mall companies; we are more cautious on the storage, net lease and healthcare sectors. Portfolio positioning emphasizes property types which we believe can benefit the most from improving economic conditions. Investments in Europe are focused on companies with higher growth characteristics, such as London office companies and German residential, both of which have reported steadily improving rental growth. Dividend yields remain high versus bonds, particularly in Europe, which is currently characterized by slow growth and gradually improving fundamentals. The investment market remains extremely active with elevated demand for prime properties in London and Paris and associated downward pressure on capitalization rates. Positioning in the Asia-Pacific region continues to tread carefully around decelerating economic growth in mainland China and ever-changing government policies aimed at limiting price movement in the residential sectors in Hong Kong,

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PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

Singapore and mainland China. We are more positive on the office sector in these markets and selective on residential, including a positive stance on near-term prospects in mainland China given attractive valuations. We continue to favor the Tokyo office market, which is showing continued improved occupancies and accelerating rental growth after years of stagnation. Australian investments are benefiting from an attractive combination of yield and growth. Additionally, mergers and acquisitions activity has recently picked up due to wide access to attractively priced capital by quality institutional investors, including listed real estate companies.

A combination of slow but steady economic growth and low long-term interest rates relative to historical levels should bode well for real estate and real estate securities, which generate a material component of total return from current yield. Low levels of new construction globally also suggest to us that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 6-7% range for this year and next, and dividends growing at about the same pace as earnings, we believe that real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

d289281.htm	06/25/2015 08:59 AM	9 of 40

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2015 (as a percentage of net assets)
Japan	26.3%
Australia	13.9%
United Kingdom	13.1%
Hong Kong	11.9%
France	8.5%
Singapore	7.4%
Germany	5.3%
Canada	3.2%
Sweden	2.5%
China	1.7%
Countries between 0.2%–1.1%ˆ	4.1%
Assets in Excess of Other Liabilities	2.1%
Net Assets	100.0%
ˆ Includes 6 countries, which each represents 0.2%–1.1% of net assets.
Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-months ended April 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.27% compared to the FTSE EPRA/NAREIT Developed ex-US Property Index and S&P 500® Index which returned 5.43% and 4.40%, respectively, for the same period.

Portfolio Specifics: International Real Estate shares generated a return of 5.27% over the past six months as performance was positive in the European and Asia-Pacific regions but down modestly in the Americas. Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values. Economic growth is expanding in most developed markets around the globe, although the rate of improvement varies dramatically, from a relatively robust U.S. and U.K. to tepid recoveries in the Eurozone and Japan, and a decelerating China. Sentiment towards growth in Europe has recently improved via an aggressive quantitative easing program announced by the ECB in January. However, we believe that some caution is warranted due to geopolitical events such as the ongoing conflict between Ukraine and Russia, regional conflict in the Middle East, and the continuing uncertain political and financial crisis in Greece. We also believe inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil, which bodes well for continued low intermediate- and long-term interest rates.

Demand for real estate remains high, given the desire for yield and the significant capital seeking real estate from sources including institutional investors, sovereign wealth funds, private equity and listed property companies. The spread between capitalization rates and 10-year sovereign bond yields remains at historically wide levels. This suggests there is plenty of “cushion” if bond yields were to increase, especially when considering that we remain early in the rental rate recovery cycle in many real estate markets globally. We believe a move up in short-term interest rates in the U.S. is not the key data point to watch, rather it is long-term interest rates around the globe which we expect to remain muted given continued sluggish economic growth globally, accommodative central bank policy, a strong U.S. dollar, decelerating growth in China and low interest rates in Europe and Japan. With listed property companies trading essentially in-line with or at a discount to private market values and M&A activity heating up, we believe listed real estate provides an attractive combination of yield and growth.

Top Ten Holdings as of April 30, 2015 (as a percentage of net assets)
Mitsui Fudosan Co., Ltd.	5.7%
Unibail-Rodamco SE	4.4%
Sumitomo Realty & Development Co., Ltd.	4.1%
Mitsubishi Estate Co., Ltd.	3.8%
Sun Hung Kai Properties Ltd.	2.9%
CapitaLand Ltd.	2.9%
Land Securities Group PLC	2.8%
British Land Co. PLC	2.5%
Hongkong Land Holdings Ltd.	2.4%
Goodman Group	2.3%
Portfolio holdings are subject to change daily.

Stock selection in the Asia-Pacific and European regions was positive during the period, while asset allocation decisions detracted modestly from relative performance. The largest contributor to relative performance was stock selection in the Hong Kong market, which benefitted from investments in select Mainland China-focused residential developers that delivered strong returns during the period. Stock selection in Europe also added value, led by positioning in German residential companies and by positioning in storage and logistics companies in the UK. Stock selection in Canada detracted from relative performance during the period. The impact of asset allocation decisions during the period was negative, as the benefit of a high-conviction underweight to Canada, the poorest-performing market during the period, was offset by the impact of an overweight to the underperforming Japanese market as well an underweight to outperforming Continental Europe. The impact of holding a modest cash position in a positive market also produced modest headwinds, which is typical in a market with positive absolute returns.

Current Strategy and Outlook: In the Americas, we remain underweight Canada. Given the underperformance of Canadian REITs in trailing periods, we are looking for opportunities to selectively add, but remain underweight the region given an inferior earnings growth profile and a deteriorating economic outlook. The emphasis remains on identifying companies with unique business models which we believe are able to generate growth above and beyond the sector average.

Investments in Europe are focused on companies with higher growth characteristics, such as London office companies and German residential, both of which have reported steadily improving rental growth. Dividend yields remain high versus bonds, particularly in Europe,

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PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

which is currently characterized by slow growth and gradually improving fundamentals. The investment market remains extremely active with elevated demand for prime properties in London and Paris and associated downward pressure on capitalization rates.

In our opinion, in the Asia-Pacific region, Japan and Australia remain attractive. In Japan, we like the Tokyo office market as it continues to show improved occupancies and accelerating rental growth after years of stagnation. We believe Australian REITs should benefit from an increasingly accommodative central bank, as well as the prospects for an increase in M&A activity. Our positioning continues to focus on companies which we believe have unique business models and an ability to drive above-average growth. Positioning elsewhere in Asia continues to tread carefully around decelerating economic growth in mainland China. We remain positive on the office sector in Hong Kong, and to a lesser degree, in Singapore, given relatively limited near-term supply and modestly improving tenant demand, while remaining cautious on the retail space as retail sales growth remains under pressure. China’s more recent accommodative policy decisions (e.g., interest rate and RRR cuts and relaxation of home-purchase restrictions) have made us more constructive on the mainland residential sector.

A combination of slow but steady economic growth and low long-term interest rates relative to historical levels should bode well for real estate and real estate securities, which generate a material component of total return from current yield. Low levels of new construction globally suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 5-6% range for this year and next, and dividends growing at about the same pace as earnings, we believe that real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

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SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2015*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,022.10	1.25%	$6.27	$1,000.00	$1,018.60	1.25%	$6.26
Class B	1,000.00	1,018.00	2.00	10.01	1,000.00	1,014.88	2.00	9.99
Class C	1,000.00	1,018.00	2.00	10.01	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,023.60	0.97	4.87	1,000.00	1,019.98	0.97	4.86
Class O	1,000.00	1,022.10	1.25	6.27	1,000.00	1,018.60	1.25	6.26
Class R	1,000.00	1,021.00	1.50	7.52	1,000.00	1,017.36	1.50	7.50
Class R6	1,000.00	1,024.20	0.86	4.32	1,000.00	1,020.53	0.86	4.31
Class W	1,000.00	1,023.40	1.00	5.02	1,000.00	1,019.84	1.00	5.01
Voya International Real Estate Fund
Class A	$1,000.00	$1,052.70	1.39%	$7.07	$1,000.00	$1,017.90	1.39%	$6.95
Class B	1,000.00	1,049.10	2.14	10.87	1,000.00	1,014.18	2.14	10.69
Class C	1,000.00	1,048.90	2.14	10.87	1,000.00	1,014.18	2.14	10.69
Class I	1,000.00	1,054.20	1.09	5.55	1,000.00	1,019.39	1.09	5.46
Class W	1,000.00	1,054.90	1.14	5.81	1,000.00	1,019.14	1.14	5.71

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

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STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2015 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value*	$4,912,011,941	$683,565,649
Short-term investments at fair value**	36,934,351	—
Total investments at fair value	$4,948,946,292	$683,565,649
Cash	—	12,929,055
Foreign currencies at value***	2,474	89
Receivables:
Investment securities sold	24,634,375	9,616
Fund shares sold	7,018,593	2,672,182
Dividends	7,820,369	2,163,100
Interest	—	94
Foreign tax reclaims	516,524	120,395
Prepaid expenses	114,737	42,728
Other assets	56,645	10,622
Total assets	4,989,110,009	701,513,530

LIABILITIES:
Payable for investment securities purchased	29,057,281	1,646,864
Payable for fund shares redeemed	6,534,795	477,878
Payable for investment management fees	3,012,297	515,634
Payable for administrative fees	425,187	56,748
Payable for distribution and shareholder service fees	425,405	50,228
Payable to trustees under the deferred compensation plan (Note 6)	56,645	10,622
Payable for trustee fees	26,326	3,289
Other accrued expenses and liabilities	858,426	299,633
Total liabilities	40,396,362	3,060,896
NET ASSETS	$4,948,713,647	$698,452,634

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,080,377,994	$882,764,584
Distributions in excess of net investment income	(104,772,089)	(4,418,739)
Accumulated net realized loss	(391,512,394)	(312,201,327)
Net unrealized appreciation	1,364,620,136	132,308,116
NET ASSETS	$4,948,713,647	$698,452,634
__________________
* Cost of investments in securities	$3,547,262,224	$551,240,011
** Cost of short-term investments	$36,934,351	$—
*** Cost of foreign currencies	$2,428	$110

See Accompanying Notes to Financial Statements

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STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2015 (UNAUDITED) (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$1,144,009,113	$183,204,890
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	55,480,601	19,054,146
Net asset value and redemption price per share†	$20.62	$9.61
Maximum offering price per share (5.75%)(1)	$21.88	$10.20

Class B
Net assets	$5,758,783	$607,293
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	345,411	63,271
Net asset value and redemption price per share†	$16.67	$9.60

Class C
Net assets	$208,170,907	$15,294,224
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	11,692,645	1,596,775
Net asset value and redemption price per share†	$17.80	$9.58

Class I
Net assets	$3,075,353,327	$459,467,082
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	149,163,413	47,746,755
Net asset value and redemption price per share	$20.62	$9.62

Class O
Net assets	$13,788,677	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	668,710	n/a
Net asset value and redemption price per share	$20.62	n/a

Class R
Net assets	$1,999,253	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	97,205	n/a
Net asset value and redemption price per share	$20.57	n/a

Class R6
Net assets	$102,367,839	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	4,964,370	n/a
Net asset value and redemption price per share	$20.62	n/a

Class W
Net assets	$397,265,748	$39,879,145
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	19,229,262	4,128,991
Net asset value and redemption price per share	$20.66	$9.66

__________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

d289281.htm	06/25/2015 08:59 AM	14 of 40

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2015 (UNAUDITED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$49,323,392	$8,010,695
Interest	—	516
Securities lending income, net	189	—
Total investment income	49,323,581	8,011,211

EXPENSES:
Investment management fees	18,493,875	2,981,374
Distribution and shareholder service fees:
Class A	1,485,464	223,029
Class B	35,480	4,156
Class C	1,070,526	73,792
Class O	17,640	—
Class R	4,346	—
Transfer agent fees:
Class A	827,604	54,049
Class B	4,942	246
Class C	149,107	4,473
Class I	1,818,478	14,872
Class O	9,827	—
Class R	1,210	—
Class R6	1,087	—
Class W	276,474	11,011
Administrative service fees	2,610,962	326,178
Shareholder reporting expense	307,400	13,140
Registration fees	101,377	33,657
Professional fees	118,769	19,518
Custody and accounting expense	560,014	135,505
Trustee fees	78,979	9,867
Miscellaneous expense	100,142	12,861
Total expenses	28,073,703	3,917,728
Net expenses	28,073,703	3,917,728
Net investment income	21,249,878	4,093,483

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	157,380,160	18,742,840
Foreign currency related transactions	954,205	369,585
Net realized gain	158,334,365	19,112,425
Net change in unrealized appreciation (depreciation) on:
Investments	(53,929,987)	12,942,607
Foreign currency related transactions	158,973	54,595
Net change in unrealized appreciation (depreciation)	(53,771,014)	12,997,202
Net realized and unrealized gain	104,563,351	32,109,627
Increase in net assets resulting from operations	$125,813,229	$36,203,110

__________________
* Foreign taxes withheld	$3,277,598	$838,459

See Accompanying Notes to Financial Statements

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STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$21,249,878	$77,682,719	$4,093,483	$10,717,762
Net realized gain	158,334,365	330,904,279	19,112,425	49,843,282
Net change in unrealized appreciation (depreciation)	(53,771,014)	112,273,688	12,997,202	(35,826,521)
Increase in net assets resulting from operations	125,813,229	520,860,686	36,203,110	24,734,523

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(14,370,832)	(30,781,704)	(7,388,794)	(10,591,738)
Class B	(82,849)	(178,042)	(34,193)	(69,787)
Class C	(2,238,981)	(3,768,413)	(549,798)	(782,264)
Class I	(44,500,877)	(69,505,029)	(18,153,050)	(19,863,736)
Class O	(169,733)	(294,757)	—	—
Class R	(18,105)	(25,327)	—	—
Class R6	(1,465,974)	(499,982)	—	—
Class W	(5,280,741)	(9,593,385)	(1,416,044)	(1,700,418)
Total distributions	(68,128,092)	(114,646,639)	(27,541,879)	(33,007,943)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	560,553,159	1,722,692,389	100,782,560	142,876,288
Reinvestment of distributions	61,306,798	103,290,824	12,320,827	16,065,623
	621,859,957	1,825,983,213	113,103,387	158,941,911
Cost of shares redeemed	(959,831,527)	(1,991,180,224)	(57,856,237)	(88,412,107)
Net increase (decrease) in net assets resulting from capital share transactions	(337,971,570)	(165,197,011)	55,247,150	70,529,804
Net increase (decrease) in net assets	(280,286,433)	241,017,036	63,908,381	62,256,384

NET ASSETS:
Beginning of year or period	5,229,000,080	4,987,983,044	634,544,253	572,287,869
End of year or period	$4,948,713,647	$5,229,000,080	$698,452,634	$634,544,253
Undistributed (distributions in excess of) net investment income at end of year or period	$(104,772,089)	$(57,893,875)	$(4,418,739)	$19,029,657

See Accompanying Notes to Financial Statements

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FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Real Estate Fund
Class A
04-30-15	20.42	0.07	•	0.38	0.45	0.25	—	—	0.25	—	20.62	2.21	1.25	1.25		1.25		0.64		1,144,009	19
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26		1.26		1.45		1,199,991	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24		1.24		1.27		1,520,287	38
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30		1.30		1.61		1,382,691	36
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31	†	1.31	†	1.34	†	1,212,619	37
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	16.25	20.20	1.39	1.39	†	1.39	†	1.58	†	1,179,941	53
Class B
04-30-15	16.56	(0.00	)*, •	0.30	0.30	0.19	—	—	0.19	—	16.67	1.80	2.00	2.00		2.00		(0.02)		5,759	19
10-31-14	15.37	0.11	•	1.38	1.49	0.30	—	—	0.30	—	16.56	9.82	2.01	2.01		2.01		0.68		8,228	40
10-31-13	14.45	0.08	•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99		1.99		0.53		10,867	38
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05		2.05		0.87		12,849	36
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06	†	2.06	†	0.57	†	14,716	37
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	13.54	19.33	2.14	2.14	†	2.14	†	0.88	†	20,350	53
Class C
04-30-15	17.67	(0.01	)•	0.33	0.32	0.19	—	—	0.19	—	17.80	1.80	2.00	2.00		2.00		(0.11)		208,171	19
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01		2.01		0.66		215,023	40
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99		1.99		0.52		228,913	38
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05		2.05		0.86		209,857	36
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06	†	2.06	†	0.58	†	207,588	37
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	14.33	19.33	2.14	2.14	†	2.14	†	0.83	†	201,027	53
Class I
04-30-15	20.42	0.10	•	0.38	0.48	0.28	—	—	0.28	—	20.62	2.36	0.97	0.97		0.97		0.92		3,075,353	19
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98		0.98		1.67		3,294,318	40
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97		0.97		1.54		2,824,712	38
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00		1.00		1.88		2,495,254	36
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99	†	0.99	†	1.65	†	1,709,220	37
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	16.25	20.65	0.99	0.99	†	0.99	†	1.89	†	1,232,413	53
Class O
04-30-15	20.42	0.07	•	0.38	0.45	0.25	—	—	0.25	—	20.62	2.21	1.25	1.25		1.25		0.64		13,789	19
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26		1.26		1.40		14,360	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24		1.24		1.27		14,157	38
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30		1.30		1.61		13,974	36
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31	†	1.31	†	1.33	†	13,521	37
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	16.25	20.19	1.39	1.39	†	1.39	†	1.61	†	14,861	53
Class R
04-30-15	20.37	0.03	•	0.40	0.43	0.23	—	—	0.23	—	20.57	2.10	1.50	1.50		1.50		0.27		1,999	19
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51		1.51		1.17		1,631	40
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49		1.49		1.06		733	38
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55		1.55		0.97		1,134	36
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56	†	1.56	†	(0.56	)†	3	37
Class R6
04-30-15	20.42	0.11	•	0.38	0.49	0.29	—	—	0.29	—	20.62	2.42	0.86	0.86		0.86		1.03		102,368	19
07-15-14(4)–10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87		0.87		(0.56)		103,446	40

See Accompanying Notes to Financial Statements

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FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Real Estate Fund (continued)
Class W
04-30-15	20.46	0.09	•	0.39	0.48	0.28	—	—	0.28	—	20.66	2.34	1.00	1.00		1.00		0.88		397,266	19
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01		1.01		1.70		392,003	40
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99		0.99		1.51		388,314	38
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05		1.05		1.82		371,321	36
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06	†	1.06	†	1.59	†	283,208	37
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	16.28	20.52	1.14	1.14	†	1.14	†	1.81	†	248,192	53
Voya International Real Estate Fund
Class A
04-30-15	9.52	0.05	•	0.42	0.47	0.38	—	—	0.38	—	9.61	5.27	1.39	1.39		1.39		1.10		183,205	33
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30	1.42	1.42		1.42		1.74		185,840	67
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70	1.46	1.45		1.45		1.44		192,225	50
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90	1.47	1.50		1.50		2.23		179,398	44
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)	1.47	1.47		1.47		1.84		189,499	66
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—	8.85	12.46	1.50	1.50	†	1.50	†	1.77	†	240,779	60
Class B
04-30-15	9.50	0.03	•	0.41	0.44	0.34	—	—	0.34	—	9.60	4.91	2.14	2.14		2.14		0.57		607	33
10-31-14	9.64	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.50	3.49	2.17	2.17		2.17		1.01		1,138	67
10-31-13	8.96	0.06	•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96	2.21	2.20		2.20		0.69		1,554	50
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		1,682	44
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)	2.22	2.22		2.22		1.06		2,088	66
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	—	8.82	11.74	2.25	2.25	†	2.25	†	1.05	†	3,019	60
Class C
04-30-15	9.49	0.02		0.42	0.44	0.35	—	—	0.35	—	9.58	4.89	2.14	2.14		2.14		0.32		15,294	33
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52	2.17	2.17		2.17		0.98		15,391	67
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88	2.21	2.20		2.20		0.69		17,163	50
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		16,340	44
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)	2.22	2.22		2.22		1.12		18,966	66
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	—	8.81	11.65	2.25	2.25	†	2.25	†	1.05	†	25,632	60
Class I
04-30-15	9.53	0.06	•	0.43	0.49	0.40	—	—	0.40	—	9.62	5.42	1.09	1.09		1.09		1.36		459,467	33
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62	1.12	1.12		1.12		1.98		399,924	67
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04	1.15	1.14		1.14		1.76		331,721	50
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30	1.17	1.17		1.17		2.56		288,945	44
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)	1.14	1.14		1.14		2.08		253,837	66
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	—	8.87	12.90	1.17	1.17	†	1.17	†	2.13	†	365,799	60
Class W
04-30-15	9.56	0.05	•	0.45	0.50	0.40	—	—	0.40	—	9.66	5.49	1.14	1.14		1.14		1.15		39,879	33
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55	1.17	1.17		1.17		1.93		32,251	67
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06	1.21	1.20		1.20		1.70		29,625	50
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15	1.22	1.22		1.22		2.20		23,057	44
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)	1.22	1.22		1.22		2.21		10,270	66
10-31-10	8.51	0.16	•	0.86	1.02	0.64	—	—	0.64	—	8.89	12.80	1.25	1.25	†	1.25	†	2.01	†	5,202	60

See Accompanying Notes to Financial Statements

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FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2015 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are fifteen separate active investment series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The net asset value (“NAV”) per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, a Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement. At April 30, 2015, the Funds had not entered into any Master Agreements and did not have any open OTC derivative contracts.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April 30, 2015, International Real Estate entered into one forward foreign currency contract to buy with a contract amount of $5,408,383. International Real Estate used the forward foreign currency contract primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at April 30, 2015.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$974,838,392	$1,283,687,140
International Real Estate	254,726,087	215,872,027

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% in excess of $500 million
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

The Funds have entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and

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NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

shareholder services necessary for each Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

Please see Note 16 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2015, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$25,997	$—
International Real Estate	1,983	—
Contingent Deferred Sales Charges:
Global Real Estate	$870	$544
International Real Estate	—	51

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2015, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2015, the following Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
International Real Estate	Custody	$168,190

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NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate(1)	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.10%	1.15%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%

(1)	Prior to January 1, 2015, the operating expense limits for Global Real Estate were 1.50%, 2.25%, 2.25%, 1.25%, 1.50%, 1.75%, 1.20% and 1.25% for Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W, respectively.

Pursuant to a side letter agreement, through at least March 1, 2016, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
International Real Estate(1)	1.45%	2.20%	2.20%	1.20%	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of April 30, 2015, the Funds did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds did not utilize the line of credit during the period ended April 30, 2015.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate
Class A
4/30/2015	7,001,406	—	671,264	(10,958,885)	(3,286,215)	146,339,776	—	13,773,325	(229,216,394)	(69,103,293)
10/31/2014	20,776,023	—	1,534,730	(44,185,157)	(21,874,404)	395,127,620	—	29,536,518	(862,099,103)	(437,434,965)
Class B
4/30/2015	389	—	4,391	(156,268)	(151,488)	6,445	—	72,711	(2,656,839)	(2,577,683)
10/31/2014	4,094	—	9,787	(224,005)	(210,124)	62,164	—	153,174	(3,488,260)	(3,272,922)
Class C
4/30/2015	546,373	—	96,615	(1,120,480)	(477,492)	9,865,599	—	1,709,959	(20,223,227)	(8,647,669)
10/31/2014	1,347,199	—	168,262	(3,325,504)	(1,810,043)	22,365,414	—	2,812,436	(55,136,030)	(29,958,180)
Class I
4/30/2015	16,597,178	—	1,926,840	(30,702,127)	(12,178,109)	347,332,682	—	39,571,316	(643,147,228)	(256,243,230)
10/31/2014	55,916,330	—	3,208,417	(47,598,294)	11,526,453	1,088,546,106	—	61,617,850	(915,716,015)	234,447,941

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NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate (continued)
Class O
4/30/2015	26,770	—	220	(61,515)	(34,525)	558,431	—	4,523	(1,280,011)	(717,057)
10/31/2014	57,799	—	389	(105,787)	(47,599)	1,105,783	—	7,477	(2,027,884)	(914,624)
Class R
4/30/2015	33,373	—	812	(17,071)	17,114	696,272	—	16,642	(347,836)	365,078
10/31/2014	63,941	—	1,178	(24,006)	41,113	1,210,992	—	22,744	(475,238)	758,498
Class R6
4/30/2015	180,517	—	71,361	(352,900)	(101,022)	3,732,729	—	1,465,974	(7,380,249)	(2,181,546)
7/15/2014(1)–10/31/2014	5,055,484	—	26,287	(16,379)	5,065,392	101,237,010	—	499,982	(326,678)	101,410,314
Class W
4/30/2015	2,493,138	—	227,984	(2,651,779)	69,343	52,021,225	—	4,692,348	(55,579,743)	1,133,830
10/31/2014	5,898,239	—	448,174	(7,741,474)	(1,395,061)	113,037,300	—	8,640,643	(151,911,016)	(30,233,073)
International Real Estate
Class A
4/30/2015	274,276	—	810,191	(1,547,872)	(463,405)	2,574,376	—	7,326,092	(14,194,501)	(4,294,033)
10/31/2014	988,782	—	1,139,502	(2,499,469)	(371,185)	9,250,309	—	10,482,892	(23,209,156)	(3,475,955)
Class B
4/30/2015	705	—	2,730	(59,976)	(56,541)	6,330	—	24,513	(556,280)	(525,437)
10/31/2014	1,373	—	5,573	(48,372)	(41,426)	12,593	—	51,078	(448,310)	(384,639)
Class C
4/30/2015	103,676	—	45,165	(174,524)	(25,683)	964,834	—	406,792	(1,624,588)	(252,962)
10/31/2014	187,463	—	62,162	(409,513)	(159,888)	1,747,333	—	569,521	(3,787,621)	(1,470,767)
Class I
4/30/2015	9,349,378	—	481,317	(4,051,320)	5,779,375	87,100,377	—	4,358,721	(37,956,700)	53,502,398
10/31/2014	12,962,263	—	508,474	(5,793,519)	7,677,218	121,811,957	—	4,678,155	(53,755,802)	72,734,310
Class W
4/30/2015	1,109,448	—	22,566	(375,795)	756,219	10,136,643	—	204,709	(3,524,168)	6,817,184
10/31/2014	1,064,016	—	30,735	(774,764)	319,987	10,054,096	—	283,977	(7,211,218)	3,126,855

(1)	Commencement of operations.

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments/Developing and Emerging Markets Risk (Both Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of

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NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2015, the Funds had no securities on loan.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

For Global Real Estate, the tax composition of dividends and distributions in the current tax period ending April 30, 2015 has been estimated below and may change after the Fund’s tax year-end of December 31, 2015. The tax composition of dividends and distributions to shareholders was as follows:

Four Months Ended April 30, 2015	Tax Year Ended December 31, 2014
Ordinary Income	Ordinary Income
$ 20,388,375	$132,305,969

For International Real Estate, the tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended April 30, 2015	Year Ended October 31, 2014
Ordinary Income	Ordinary Income
$ 27,541,879	$33,007,943

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Global Real Estate(1)	$—	$(5,071,663)	$1,126,810,856	$(284,716,485)	2017
				(79,668,453)	2018
				$(364,384,938)

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NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
International Real Estate	18,941,355	—	74,216,032	(2,556,095)	2015
				(67,952,089)	2016
				(159,911,905)	2017
				(43,046,092)	2018
				(8,974,059)	2019
				(3,681,442)	None
				$(286,121,682)

(1)	As of the Fund’s tax year ended December 31, 2014.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of April 30, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — LITIGATION

Section A — Cox I

On September 6, 2013, Voya Investments received service of the complaint in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (“Cox I”) brought on behalf of Global Real Estate. The Cox I complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging Global Real Estate excessive investment management fees (“Advisory Fees”) pursuant to a Management Agreement between Voya Investments and the Trust.

Chief among Plaintiff’s allegations is that Voya Investments retains the majority of the Advisory Fees, but hires a sub-adviser, CBRE Clarion Securities LLC, to perform essentially all of the investment management services for only a “fraction” of the total Advisory Fees. Cox I is one of many pending cases challenging the fees retained by mutual fund advisers that use a “manager of managers” structure.

The Cox I complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against Voya Investments, including repayment of all unlawful and or excessive Advisory Fees paid to it by Global Real Estate from one year prior to the commencement of the action through the date of trial; and (2) rescission of the Management Agreement between Voya Investments and Global Real Estate.

Section B — Cox II

On March 13, 2015, Plaintiff served a complaint in a second case, captioned Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v Voya Investments, LLC f/k/a ING Investments, LLC and Voya Funds Services, LLC f/k/a ING Funds Services, LLC (“Cox II”). In the Cox II complaint, the Plaintiff reasserts his Section 36(b) claims with respect to the Advisory Fees as noted in Cox I, but adds a claim that the fees paid by Global Real Estate to VFS for administrative services (“Administrative Fees”) are excessive under Section 36(b). The Cox II complaint thus adds a claim, excessive Administrative Fees, and a defendant, VFS. Defendants’ Answer to the Complaint was filed on May 15, 2015.

In addition to the relief sought against Voya Investments in connection with the Management Agreement, the Cox II complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against VFS, including repayment of all unlawful and/or excessive Administrative Fees paid to it by Global Real Estate from one year prior to the commencement of Cox II through the date of trial in the case; and (2) rescission of the Administrative Agreement between VFS and Global Real Estate.

NOTE 15 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the

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NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-advisers provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on the new agreements with the Investment Adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 16 — SUBSEQUENT EVENTS

Combination of former Management Agreement and Administrative Agreement: At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Management Agreement so that, effective May 1, 2015, the terms of each Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Fund.

Line of Credit: Effective May 22, 2015, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

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VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%
		Australia: 6.4%
14,034,909		Goodman Group	$68,868,048	1.4
13,333,326		GPT Group	46,990,620	1.0
35,082,432		Mirvac Group	55,579,000	1.1
12,813,042		Stockland	44,781,787	0.9
38,340,874		Other Securities	98,546,217	2.0
			314,765,672	6.4

		Canada: 0.6%
709,300		Other Securities	30,687,897	0.6

		China: 0.7%
8,065,840		Other Securities	33,597,309	0.7

		France: 5.5%
628,940		ICADE	54,702,615	1.1
1,820,957		Klepierre	88,326,820	1.8
364,422		Unibail-Rodamco SE	100,620,862	2.0
872,533		Other Securities	30,107,079	0.6
			273,757,376	5.5

		Germany: 2.4%
1,031,173		LEG Immobilien AG	80,005,995	1.6
1,389,420		Other Securities	39,563,947	0.8
			119,569,942	2.4

		Hong Kong: 7.5%
8,590,994		Hongkong Land Holdings Ltd.	69,587,051	1.4
7,027,500		Link REIT	43,591,448	0.9
39,928,300		New World Development Ltd.	52,959,344	1.1
8,241,800		Sun Hung Kai Properties Ltd.	136,884,121	2.8
10,474,700		Other Securities	67,242,307	1.3
			370,264,271	7.5

		Japan: 12.3%
12,558		Japan Real Estate Investment Corp.	59,299,383	1.2
26,249		Japan Retail Fund Investment Corp.	55,880,559	1.1
2,912,223		Mitsubishi Estate Co., Ltd.	68,545,809	1.4
5,498,688		Mitsui Fudosan Co., Ltd.	163,004,775	3.3
2,426,677		Sumitomo Realty & Development Co., Ltd.	93,659,644	1.9
2,618,243		Other Securities	170,912,417	3.4
			611,302,587	12.3

		Netherlands: 0.8%
4,768,483		Other Securities	39,363,400	0.8

		Singapore: 2.9%
24,056,800		CapitaLand Ltd.	66,946,136	1.4
54,514,100		Other Securities	76,469,836	1.5
			143,415,972	2.9

		Spain: 0.2%
585,407		Other Securities	8,348,027	0.2

COMMON STOCK: (continued)
		Sweden: 0.4%
1,449,209		Other Securities	$20,033,345	0.4

		Switzerland: 0.3%
152,111		Other Securities	14,187,783	0.3

		United Kingdom: 7.5%
6,372,153		British Land Co. PLC	81,157,326	1.6
1,011,870		Derwent London PLC	53,259,991	1.1
3,719,709		Great Portland Estates PLC	45,406,492	0.9
5,513,269		Hammerson PLC	56,486,165	1.2
5,598,068		Land Securities Group PLC	107,126,924	2.2
4,713,900		Other Securities	25,906,853	0.5
			369,343,751	7.5

		United States: 51.8%
624,100		Alexandria Real Estate Equities, Inc.	57,654,358	1.2
6,120,000	@	American Realty Capital Properties, Inc.	55,263,600	1.1
717,808		AvalonBay Communities, Inc.	117,964,567	2.4
493,030		Boston Properties, Inc.	65,232,799	1.3
4,065,800		DDR Corp.	69,321,890	1.4
1,558,200		Douglas Emmett, Inc.	44,408,700	0.9
3,051,400		Duke Realty Corp.	60,448,234	1.2
2,368,700		Equity Residential	174,952,182	3.5
405,302		Essex Property Trust, Inc.	89,956,779	1.8
4,410,011		General Growth Properties, Inc.	120,834,301	2.4
2,172,500		Health Care REIT, Inc.	156,463,450	3.2
1,528,500		Healthcare Realty Trust, Inc.	39,129,600	0.8
5,128,235		Host Hotels & Resorts, Inc.	103,282,653	2.1
1,157,700		Kilroy Realty Corp.	82,185,123	1.7
3,466,830		Kimco Realty Corp.	83,550,603	1.7
548,541		Macerich Co.	44,848,712	0.9
2,529,200		Paramount Group, Inc.	46,334,944	0.9
750,900		Post Properties, Inc.	42,928,953	0.9
2,636,282		ProLogis, Inc.	105,978,536	2.1
329,824		Public Storage, Inc.	61,977,228	1.3
1,369,620		Simon Property Group, Inc.	248,572,334	5.0
910,330		SL Green Realty Corp.	111,387,979	2.2
5,248,300		Spirit Realty Capital, Inc.	59,253,307	1.2
3,416,500	@	Strategic Hotels & Resorts, Inc.	39,973,050	0.8
2,172,513		Sunstone Hotel Investors, Inc.	33,847,753	0.7
2,649,555		UDR, Inc.	86,825,917	1.8
986,202		Vornado Realty Trust	102,062,045	2.1
8,567,095		Other Securities	257,317,193	5.2
			2,561,956,790	51.8
		Total Common Stock (Cost $3,547,150,707)	4,910,594,122	99.3

See Accompanying Notes to Financial Statements

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VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

WARRANTS: 0.0%
	Hong Kong: 0.0%
360,291	Other Securities	$1,417,819	0.0

	Total Warrants (Cost $111,517)	1,417,819	0.0
	Total Long-Term Investments (Cost $3,547,262,224)	4,912,011,941	99.3

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
36,934,351	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $36,934,351)	36,934,351	0.7

	Total Short-Term Investments (Cost $36,934,351)	36,934,351	0.7

	Total Investments in Securities (Cost $3,584,196,575)	$4,948,946,292	100.0
	Liabilities in Excess of Other Assets	(232,645)	—
	Net Assets	$4,948,713,647	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of April 30, 2015.

@	Non-income producing security.

Cost for federal income tax purposes is $3,816,264,351.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,289,273,305
Gross Unrealized Depreciation	(156,591,364)
Net Unrealized Appreciation	$1,132,681,941

REIT Diversification	Percentage of Net Assets
Retail REITs	22.8%
Diversified REITs	16.0
Diversified Real Estate Activities	13.9
Residential REITs	12.4
Office REITs	11.6
Real Estate Operating Companies	5.8
Specialized REITs	5.9
Industrial REITs	4.6
Hotels, Resorts & Cruise Lines	3.6
Real Estate Services	1.2
Real Estate Development	1.0
0.5
Assets in Excess of Other Liabilities*	0.7
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$314,765,672	$—	$314,765,672
Canada	30,687,897	—	—	30,687,897
China	—	33,597,309	—	33,597,309
France	19,816,835	253,940,541	—	273,757,376
Germany	—	119,569,942	—	119,569,942
Hong Kong	69,587,051	300,677,220	—	370,264,271
Japan	—	611,302,587	—	611,302,587
Netherlands	—	39,363,400	—	39,363,400
Singapore	—	143,415,972	—	143,415,972
Spain	8,348,027	—	—	8,348,027
Sweden	—	20,033,345	—	20,033,345
Switzerland	—	14,187,783	—	14,187,783
United Kingdom	25,906,853	343,436,898	—	369,343,751
United States	2,561,956,790	—	—	2,561,956,790
Total Common Stock	2,716,303,453	2,194,290,669	—	4,910,594,122
Warrants	1,417,819	—	—	1,417,819
Short-Term Investments	36,934,351	—	—	36,934,351
Total Investments, at fair value	$2,754,655,623	$2,194,290,669	$—	$4,948,946,292

(1)	For the period ended April 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the

See Accompanying Notes to Financial Statements

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VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (UNAUDITED) (CONTINUED)

beginning of the reporting period. At April 30, 2015, securities valued at $19,088,213 and $72,183,373 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

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VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.5%
	Australia: 13.9%
5,361,082	Federation Centres Ltd	$12,455,511	1.8
3,300,016	Goodman Group	16,192,884	2.3
2,242,103	GPT Group	7,901,840	1.1
2,350,820	Investa Office Fund	6,885,903	1.0
8,079,901	Mirvac Group	12,800,504	1.8
4,572,386	Novion Property Group	8,893,136	1.3
4,438,308	Stockland	15,511,958	2.2
911,600	Westfield Corp.	6,777,560	1.0
6,743,414	Other Securities	9,703,335	1.4
		97,122,631	13.9

	Canada: 3.2%
140,200	Boardwalk Real Estate Investment Trust	7,060,549	1.0
277,800	Canadian Real Estate Investment Trust	10,501,830	1.5
138,100	Other Securities	4,578,533	0.7
		22,140,912	3.2

	China: 1.7%
1,597,256	China Overseas Land & Investment Ltd.	6,653,182	0.9
1,544,024	China Resources Land Ltd.	5,602,044	0.8
		12,255,226	1.7

	Finland: 0.5%
1,022,800	Other Securities	3,307,117	0.5

	France: 8.5%
70,713	ICADE	6,150,326	0.9
301,639	Klepierre	14,631,215	2.1
254,601	Mercialys SA	6,326,503	0.9
110,664	Unibail-Rodamco SE	30,555,529	4.4
13,746	Other Securities	1,885,167	0.2
		59,548,740	8.5

	Germany: 5.3%
172,112	Deutsche Annington Immobilien SE	5,776,968	0.8
131,271	Deutsche Euroshop AG	6,534,593	0.9
442,785	Deutsche Wohnen AG	11,614,118	1.7
122,909	LEG Immobilien AG	9,536,185	1.4
249,776	Other Securities	3,539,213	0.5
		37,001,077	5.3

	Hong Kong: 11.5%
2,035,393	Hongkong Land Holdings Ltd.	16,486,683	2.4
1,788,500	Hysan Development Co., Ltd.	8,264,043	1.2
11,771,400	New World Development Ltd.	15,613,127	2.2
3,131,800	Sino Land Co.	5,509,964	0.8
1,215,490	Sun Hung Kai Properties Ltd.	20,187,493	2.9
3,372,789	Swire Properties Ltd.	11,587,386	1.6
635,500	Other Securities	2,593,656	0.4
		80,242,352	11.5

COMMON STOCK: (continued)
	Ireland: 0.2%
933,067	Other Securities	$1,438,119	0.2

	Italy: 0.5%
4,158,116	Other Securities	3,428,677	0.5

	Japan: 26.3%
4,840	Fukuoka REIT Corp.	8,817,476	1.3
5,895	GLP J-Reit	6,061,116	0.9
6,243	Hulic Reit, Inc.	9,767,952	1.4
4,528	Japan Retail Fund Investment Corp.	9,639,498	1.4
2,506	Kenedix Office Investment Corp.	13,559,635	1.9
1,141,500	Mitsubishi Estate Co., Ltd.	26,867,805	3.8
1,347,477	Mitsui Fudosan Co., Ltd.	39,945,017	5.7
3,486	Nippon Prologis REIT, Inc.	7,553,302	1.1
9,242	Orix JREIT, Inc.	13,661,140	1.9
736,800	Sumitomo Realty & Development Co., Ltd.	28,437,417	4.1
1,168,600	Tokyo Tatemono Co., Ltd.	8,473,118	1.2
4,822	United Urban Investment Corp.	7,653,830	1.1
4,587	Other Securities	3,380,161	0.5
		183,817,467	26.3

	Netherlands: 1.1%
117,676	Eurocommercial Properties NV	5,377,193	0.8
499,182	Other Securities	2,344,442	0.3
		7,721,635	1.1

	Singapore: 7.4%
7,151,298	CapitaLand Ltd.	19,900,892	2.9
6,797,700	CapitaMall Trust	11,223,952	1.6
1,390,400	City Developments Ltd.	11,187,087	1.6
6,547,106	Other Securities	9,064,022	1.3
		51,375,953	7.4

	Spain: 0.7%
351,953	Other Securities	5,018,924	0.7

	Sweden: 2.5%
363,888	Castellum AB	5,673,849	0.8
514,648	Fabege AB	7,845,202	1.1
302,873	Other Securities	4,186,808	0.6
		17,705,859	2.5

	Switzerland: 1.1%
83,227	Other Securities	7,592,277	1.1

	United Kingdom: 13.1%
1,347,296	British Land Co. PLC	17,159,497	2.5
156,861	Derwent London PLC	8,256,412	1.2
614,499	Great Portland Estates PLC	7,501,190	1.1
1,152,691	Hammerson PLC	11,809,889	1.7

See Accompanying Notes to Financial Statements

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VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: (continued)
1,021,389	Land Securities Group PLC	$19,545,719	2.8
622,030	Unite Group PLC	5,719,311	0.8
3,220,764	Other Securities	21,224,033	3.0
		91,216,051	13.1

	Total Common Stock (Cost $550,295,770)	680,933,017	97.5

WARRANTS: 0.4%
	Hong Kong: 0.4%
668,995	Other Securities	2,632,632	0.4

	Total Warrants (Cost $944,241)	2,632,632	0.4

	Total Investments in Securities (Cost $551,240,011)	$683,565,649	97.9
	Assets in Excess of Other Liabilities	14,886,985	2.1
	Net Assets	$698,452,634	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

Cost for federal income tax purposes is $591,112,451.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$118,423,595
Gross Unrealized Depreciation	(25,970,397)
Net Unrealized Appreciation	$92,453,198

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	26.8%
Retail REITs	18.9
Diversified REITs	18.4
Real Estate Operating Companies	15.4
Office REITs	6.3
Industrial REITs	5.6
Real Estate Development	4.7
Residential REITs	1.0
Hotels, Resorts & Cruise Lines	0.6
0.2
Assets in Excess of Other Liabilities	2.1
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$4,485,506	$92,637,125	$—	$97,122,631
Canada	22,140,912	—	—	22,140,912
China	—	12,255,226	—	12,255,226
Finland	—	3,307,117	—	3,307,117
France	6,326,503	53,222,237	—	59,548,740
Germany	—	37,001,077	—	37,001,077
Hong Kong	16,486,683	63,755,669	—	80,242,352
Ireland	1,438,119	—	—	1,438,119
Italy	—	3,428,677	—	3,428,677
Japan	—	183,817,467	—	183,817,467
Netherlands	—	7,721,635	—	7,721,635
Singapore	4,346,213	47,029,740	—	51,375,953
Spain	5,018,924	—	—	5,018,924
Sweden	—	17,705,859	—	17,705,859
Switzerland	—	7,592,277	—	7,592,277
United Kingdom	14,645,641	76,570,410	—	91,216,051
Total Common Stock	74,888,501	606,044,516	—	680,933,017
Warrants	2,632,632	—	—	2,632,632
Total Investments, at fair value	$77,521,133	$606,044,516	$—	$683,565,649

(1)	For the period ended April 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At April 30, 2015, securities valued at $4,527,578 and $28,532,773 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

See Accompanying Notes to Financial Statements

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VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (UNAUDITED) (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(306,205)
Total	$(306,205)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$202,976
Total	$202,976

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya Global Real Estate Fund and Voya International Real Estate Fund (together, the “Funds”), each a series of Voya Mutual Funds (the “Trust”), enters into a new investment advisory contract (the “Advisory Contract”) with Voya Investments, LLC (the “Adviser”), and the Adviser enters into new sub-advisory contracts (the “Sub-Advisory Contracts”) between the Adviser and CBRE Clarion Securities LLC, the sub-adviser to each Fund (the “Sub-Adviser”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Funds’ investment advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Adviser.

The Funds are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Funds to benefit from the continuation of services by the Adviser, the Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. The Funds’ shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Funds’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Funds to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Funds in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds were not asked to vote again on these new agreements with the Adviser and the Sub-Adviser.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, after the Change of Control Event.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Funds.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ Annual Report, dated October 31, 2014, under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014, the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates LLP, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Funds. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014, Change

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of Control Event is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage the Funds.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS

At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Investment Management Agreements so that, effective May 1, 2015, the terms of each Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Funds’ advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the Agreements. In analyzing whether to approve the Amended and Restated Investment Management Agreements, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these Agreements and Management’s rationale for proposing the amendments that combine the terms of each Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreements, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Funds; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreements would result in no change in the scope of services that the Adviser provides to the Funds and that the personnel who have provided administrative and advisory services to the Funds previously would continue to do so after the Amended and Restated Investment Management Agreements become effective; and (4) representations from Management that the combination of the Agreements better aligns the Funds’ contracts with the manner in which Voya provides such services to the Funds. In approving the amendments to the Funds’ Investment Management Agreements, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-INTREAL (0415-061915)

d289281.htm	06/25/2015 08:59 AM	40 of 40

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited)

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 31.2%
		Australia: 0.3%
812,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	907,832	0.2
930,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	702,150	0.1
			1,609,982	0.3

		Bermuda: 0.1%
322,000	#	Digicel Ltd, 6.750%, 03/01/23	318,136	0.1

		Brazil: 0.3%
1,200,000		Suzano Trading Ltd., 5.875%, 01/23/21	1,272,000	0.3

		Canada: 0.4%
822,000		Goldcorp, Inc., 3.700%, 03/15/23	811,177	0.2
940,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	992,875	0.2
			1,804,052	0.4

		China: 0.2%
1,078,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	1,075,773	0.2

		Colombia: 0.6%
1,200,000		Banco Davivienda SA, 5.875%, 07/09/22	1,242,000	0.3
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,533,300	0.3
			2,775,300	0.6

		France: 0.8%
1,153,000		BPCE SA, 2.500%, 12/10/18	1,183,500	0.2
1,142,000	#	BPCE SA, 5.150%, 07/21/24	1,202,188	0.2
1,660,000	#	Numericable Group SA, 6.000%, 05/15/22	1,698,388	0.4
			4,084,076	0.8

		Germany: 0.3%
1,255,000		Deutsche Bank AG/London, 1.875%, 02/13/18	1,260,640	0.3

		Guernsey: 0.3%
1,228,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	1,230,719	0.3

		India: 0.6%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,379,704	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	496,305	0.1
1,200,000		Vedanta Resources PLC, 8.250%, 06/07/21	1,199,250	0.2
			3,075,259	0.6

		Italy: 0.3%
1,216,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,279,631	0.3

		Jamaica: 0.1%
243,000		Digicel Ltd., 6.000%, 04/15/21	237,654	0.1

		Japan: 0.6%
1,338,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 2.300%, 03/05/20	1,347,084	0.3
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	255,287	0.1
1,120,000	#	Softbank Corp., 4.500%, 04/15/20	1,153,600	0.2
			2,755,971	0.6

		Luxembourg: 0.5%
1,170,000		Actavis Funding SCS, 2.350%, 03/12/18	1,184,605	0.2
1,215,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,255,854	0.3
			2,440,459	0.5

		Mexico: 0.4%
567,000	#	Cemex SAB de CV, 6.125%, 05/05/25	583,273	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,248,437	0.2
289,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	304,924	0.1
			2,136,634	0.4

		Netherlands: 0.9%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	608,062	0.1
786,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	877,118	0.2
200,000		Lukoil International Finance BV, 4.563%, 04/24/23	179,000	0.0
1,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	1,226,188	0.3
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	818,025	0.2
681,000		Seagate HDD Cayman, 6.875%, 05/01/20	704,413	0.1
			4,412,806	0.9

		Norway: 0.1%
660,000		Statoil ASA, 2.450%, 01/17/23	652,413	0.1

		Russia: 0.7%
1,400,000		EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,389,500	0.3
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	399,000	0.1
500,000		Metalloinvest Finance Ltd., 6.500%, 07/21/16	501,250	0.1

See Accompanying Notes to Financial Statements

42

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

1,000,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/20	987,560	0.2
			3,277,310	0.7

		Sweden: 0.4%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	1,002,499	0.2
1,130,000	#	Swedbank AB, 2.200%, 03/04/20	1,134,579	0.2
			2,137,078	0.4

		Switzerland: 0.7%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,186,767	0.4
1,143,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,375,964	0.3
			3,562,731	0.7

		United Arab Emirates: 0.3%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,282,500	0.3

		United Kingdom: 0.5%
1,704,000		Abbey National Treasury Services PLC/London, 2.375%, 03/16/20	1,717,579	0.4
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	688,357	0.1
			2,405,936	0.5

		United States: 21.8%
774,000		21st Century Fox America, Inc., 6.900%, 03/01/19	915,023	0.2
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	674,887	0.1
867,000		American International Group, Inc., 3.375%, 08/15/20	910,361	0.2
793,000		Air Lease Corp., 4.250%, 09/15/24	816,790	0.2
140,000		Albemarle Corp., 3.000%, 12/01/19	140,520	0.0
1,025,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,037,812	0.2
1,431,000		American Tower Corp., 5.000%, 02/15/24	1,549,680	0.3
1,257,000		Amsurg Corp., 5.625%, 07/15/22	1,282,391	0.3
385,000		Antero Resources Corp., 5.375%, 11/01/21	390,775	0.1
570,000		AT&T, Inc., 3.000%, 06/30/22	567,461	0.1
1,134,000		AT&T, Inc., 5.350%, 09/01/40	1,195,953	0.2
875,000	#	Audatex North America, Inc., 6.000%, 06/15/21	906,990	0.2
798,000		Bank of America Corp., 3.300%, 01/11/23	800,910	0.2
878,000		Bank of America Corp., 4.100%, 07/24/23	925,546	0.2
545,000		Bank of America Corp., 4.000%, 04/01/24	572,046	0.1
648,000		BioMed Realty L.P., 4.250%, 07/15/22	675,067	0.1
940,000	#	Calpine Corp., 6.000%, 01/15/22	1,005,800	0.2
875,000		CBRE Services, Inc., 5.250%, 03/15/25	949,375	0.2

460,000		CBS Corp., 3.700%, 08/15/24	469,549	0.1
1,723,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,709,561	0.4
1,170,000	#	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,216,800	0.3
1,186,000		Celgene Corp., 4.000%, 08/15/23	1,270,475	0.3
902,000		CenturyLink, Inc., 5.625%, 04/01/20	953,630	0.2
500,000		Chesapeake Energy Corp., 6.125%, 02/15/21	505,000	0.1
1,110,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,227,937	0.3
670,000		Citigroup, Inc., 4.000%, 08/05/24	683,720	0.1
847,000		Citigroup, Inc., 5.500%, 09/13/25	950,336	0.2
1,388,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	1,402,718	0.3
477,000		ConocoPhillips Co., 3.350%, 11/15/24	487,506	0.1
477,000		ConocoPhillips Co., 4.300%, 11/15/44	491,623	0.1
1,064,000	#	COX Communications, Inc., 2.950%, 06/30/23	1,029,351	0.2
1,659,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,686,096	0.3
600,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	601,489	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	737,782	0.2
560,000		DISH DBS Corp., 4.250%, 04/01/18	571,424	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	526,250	0.1
570,000		Eastman Chemical Co., 2.700%, 01/15/20	580,632	0.1
1,308,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,402,172	0.3
246,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	308,352	0.1
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,390,927	0.5
597,000		Enterprise Products Operating, LLC, 6.450%, 09/01/40	733,567	0.2
651,000		Fifth Third Bancorp., 8.250%, 03/01/38	969,554	0.2
1,128,000		FirstEnergy Corp., 4.250%, 03/15/23	1,173,722	0.2
500,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	622,287	0.1
500,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	544,809	0.1
700,000		Freeport-McMoRan, Inc., 4.000%, 11/14/21	693,215	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	658,500	0.1
1,170,000		Gannett Co., Inc., 5.125%, 07/15/20	1,229,963	0.3
786,000		Gannett Co., Inc., 6.375%, 10/15/23	853,793	0.2

See Accompanying Notes to Financial Statements

43

VOYA GLOBAL BOND FUND	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

1,765,000		General Electric Capital Corp., 4.375%, 09/16/20	1,967,075	0.4
549,000		General Electric Capital Corp., 6.750%, 03/15/32	756,952	0.2
1,412,000	#	Glencore Funding LLC, 2.500%, 01/15/19	1,413,905	0.3
505,000		Goldman Sachs Group, Inc., 4.800%, 07/08/44	538,732	0.1
1,566,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,775,089	0.4
1,197,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,580,356	0.3
530,000		HCA, Inc., 5.250%, 04/15/25	575,050	0.1
1,053,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,079,599	0.2
812,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	827,967	0.2
1,110,000		Huntsman International LLC, 4.875%, 11/15/20	1,126,650	0.2
430,000		Indiana Michigan Power, 7.000%, 03/15/19	510,003	0.1
1,025,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	1,041,656	0.2
556,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	605,965	0.1
730,000	#	JM Smucker Co, 3.000%, 03/15/22	734,122	0.2
915,000		JPMorgan Chase & Co., 6.000%, 12/29/49	944,738	0.2
393,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	398,450	0.1
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	549,590	0.1
862,000		Kohl's Corp., 4.750%, 12/15/23	939,165	0.2
500,000		Lennar Corp., 4.125%, 12/01/18	511,250	0.1
680,000	#	Medtronic, Inc., 3.150%, 03/15/22	703,372	0.1
713,000	#	Medtronic, Inc., 3.500%, 03/15/25	738,556	0.2
464,000		Metropolitan Edison, 7.700%, 01/15/19	551,880	0.1
1,110,000		MGM Resorts International, 6.750%, 10/01/20	1,200,188	0.2
782,000		Morgan Stanley, 3.750%, 02/25/23	811,169	0.2
1,300,000		Morgan Stanley, 4.100%, 05/22/23	1,336,293	0.3
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	401,450	0.1
2,151,000		Mylan, Inc./PA, 2.600%, 06/24/18	2,187,730	0.5
585,000		NCR Corp., 6.375%, 12/15/23	618,638	0.1
1,090,000		Netflix, Inc., 5.750%, 03/01/24	1,158,125	0.2
870,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	888,937	0.2
741,000		21st Century Fox America, Inc., 5.400%, 10/01/43	868,774	0.2

799,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	830,020	0.2
1,000,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,021,250	0.2
870,000		Oracle Corp., 2.950%, 05/15/25	862,115	0.2
1,034,000		Philip Morris International, Inc., 4.250%, 11/10/44	1,046,563	0.2
700,000		Phillips 66, 4.875%, 11/15/44	737,849	0.2
992,000		Prudential Financial, Inc., 4.600%, 05/15/44	1,010,737	0.2
495,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	512,325	0.1
495,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	527,175	0.1
750,000		Rent-A-Center, Inc., 6.625%, 11/15/20	744,300	0.2
585,000		Reynolds American, Inc., 6.150%, 09/15/43	697,605	0.1
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	719,863	0.1
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	623,025	0.1
590,000		SandRidge Energy, Inc., 7.500%, 03/15/21	408,575	0.1
1,055,000	#	Sanmina Corp., 4.375%, 06/01/19	1,062,913	0.2
230,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	231,527	0.0
450,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	459,312	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,245,750	0.3
1,159,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,212,604	0.3
476,000		Southwestern Electric Power, 5.550%, 01/15/17	511,557	0.1
500,000		SPX Corp., 6.875%, 09/01/17	546,875	0.1
1,062,000		St Jude Medical, Inc., 2.500%, 01/15/16	1,075,801	0.2
1,025,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,057,031	0.2
586,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	602,115	0.1
230,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	236,539	0.0
785,000		Synchrony Financial, 4.250%, 08/15/24	815,087	0.2
1,085,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,160,950	0.2
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	752,770	0.2
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,796,961	0.4
790,000		T-Mobile USA, Inc., 6.625%, 04/01/23	824,128	0.2

See Accompanying Notes to Financial Statements

44

VOYA GLOBAL BOND FUND	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

915,000		United Rentals North America, Inc., 7.625%, 04/15/22	1,013,363	0.2
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	420,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	769,500	0.2
991,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	1,003,108	0.2
606,000		Verizon Communications, Inc., 5.012%, 08/21/54	602,247	0.1
605,000		Verizon Communications, Inc., 6.550%, 09/15/43	759,469	0.2
558,000		Walgreen Co., 3.100%, 09/15/22	558,698	0.1
1,033,000		Wells Fargo & Co., 4.100%, 06/03/26	1,072,581	0.2
1,170,000	#	West Corp., 5.375%, 07/15/22	1,129,050	0.2
520,000		Williams Partners L.P. / ACMP Finance Corp., 6.125%, 07/15/22	559,226	0.1
854,000		Xerox Corp., 2.750%, 09/01/20	856,675	0.2
			105,418,792	21.8

	Total Corporate Bonds/Notes (Cost $144,489,602)		150,505,852	31.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.3%
		United States: 11.3%
756,898		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	762,809	0.2
1,340,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.735%, 06/10/49	1,402,981	0.3
1,190,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.735%, 06/10/49	1,222,107	0.3
950,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.011%, 02/10/51	1,006,284	0.2
1,980,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.582%, 07/10/42	2,032,170	0.4
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.331%, 09/10/47	722,080	0.2
379,053		Banc of America Mortgage 2005-J Trust 2A4, 2.714%, 11/25/35	351,482	0.1
2,644,200	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR5 F, 5.483%, 07/11/42	2,821,913	0.6
896,185	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	990,643	0.2
420,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 5.040%, 09/10/45	436,928	0.1
1,140,000	#	COMM 2004-LNB2 H Mortgage Trust, 6.269%, 03/10/39	1,273,611	0.3
6,422,731	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.284%, 05/15/45	638,574	0.1
20,538,868	^	COMM 2012-CCRE4 XA Mortgage Trust, 2.108%, 10/15/45	2,038,384	0.4
5,775,340	^	COMM 2013-LC6 XA Mortgage Trust, 1.905%, 01/10/46	468,793	0.1
7,715,390	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.365%, 05/10/47	554,897	0.1
850,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.235%, 06/10/36	867,543	0.2
398,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.254%, 12/10/49	421,913	0.1
628,000	#	Credit Suisse Commercial Mortgage Trust Series-K1A, 5.415%, 02/25/21	628,323	0.1
56,931	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	57,009	0.0
974,398	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.253%, 07/27/37	978,326	0.2
660,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	690,511	0.1
10,094,225	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.544%, 11/10/46	207,168	0.0
300,000		Fannie Mae Connecticut Avenue Securities 2013- CO1 M2, 4.731%, 02/25/25	310,856	0.1
550,000		Fannie Mae Connecticut Avenue Securities 2014- C03 2M2, 3.081%, 07/25/24	521,873	0.1
3,130,000		Fannie Mae Connecticut Avenue Securities, 5.081%, 11/25/24	3,334,054	0.7
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes - 2014-HQ2 M3, 3.931%, 09/25/24	988,598	0.2
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.931%, 10/25/24	595,497	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.381%, 03/25/25	303,120	0.1
370,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.981%, 03/25/25	376,440	0.1
320,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.331%, 01/25/25	333,609	0.1
1,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.731%, 10/25/24	1,989,167	0.4

See Accompanying Notes to Financial Statements

45

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

230,000		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust, 5.044%, 12/10/41	238,900	0.0
5,440,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.444%, 12/15/47	131,849	0.0
1,043,811	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.623%, 10/15/37	1,049,695	0.2
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004- CIBC9 E, 5.843%, 06/12/41	454,319	0.1
14,460,039	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.928%, 06/15/45	1,074,651	0.2
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.453%, 02/15/40	453,267	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	764,144	0.2
1,360,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.048%, 06/15/38	1,391,533	0.3
450,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.048%, 06/15/38	457,744	0.1
640,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 6.096%, 09/15/39	654,928	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 6.096%, 09/15/39	274,567	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 6.096%, 09/15/39	269,356	0.1
610,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL E, 6.750%, 11/15/26	681,954	0.1
13,278,016	^	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 XA, 1.439%, 08/15/47	1,008,994	0.2
614,509		Morgan Stanley Capital I Trust 2007-HQ13 A2, 5.649%, 12/15/44	618,661	0.1
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.418%, 09/15/47	1,121,518	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.418%, 09/15/47	1,010,505	0.2
697,847		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.763%, 03/25/36	575,942	0.1
2,366,225	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	2,364,879	0.5
961,157	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.031%, 08/25/29	960,676	0.2
2,211,332	#	Springleaf Mortgage Loan Trust 2013-3A A, 1.870%, 09/25/57	2,211,203	0.5

147,655	+	Structured Asset Securities Corp., 4.550%, 02/25/34	151,206	0.0
1,140,000	#	TIAA CMBS I Trust 2001- C1A L, 5.770%, 06/19/33	1,192,341	0.2
11,460,641	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.283%, 08/10/49	1,209,668	0.3
1,152,206		WaMu Mortgage Pass- Through Certificates Series 2007-HY2 1A1, 2.198%, 12/25/36	1,041,039	0.2
10,823,068	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.247%, 10/15/45	1,087,529	0.2
775,161		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 5.355%, 08/25/35	771,144	0.2
571,985		Wells Fargo Mortgage Backed Securities 2006- AR6 Trust 3A1, 2.574%, 03/25/36	556,608	0.1
5,060,961	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.352%, 08/15/45	493,322	0.1
15,916,080	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.206%, 09/15/46	834,986	0.2

	Total Collateralized Mortgage Obligations (Cost $53,465,691)		54,434,791	11.3

U.S. TREASURY OBLIGATIONS: 18.1%
		U.S. Treasury Bonds: 11.0%
48,554,000		2.000%, due 02/15/25	48,383,284	10.0
4,396,000		3.000%, due 11/15/44	4,624,386	1.0
			53,007,670	11.0

		U.S. Treasury Notes: 7.1%
890,000		0.375%, due 03/31/16	891,182	0.2
4,576,700		0.500%, due 04/30/17	4,569,190	0.9
2,986,200		0.750%, due 04/15/18	2,973,135	0.6
19,653,000		1.375%, due 03/31/20	19,597,736	4.1
6,528,000		1.750%, due 03/31/22	6,510,152	1.3
			34,541,395	7.1

	Total U.S. Treasury Obligations (Cost $87,828,811)		87,549,065	18.1

ASSET-BACKED SECURITIES: 5.7%
		Cayman Islands: 5.2%
1,570,000	#	Ares XII CLO Ltd. 2007-12A C, 2.262%, 11/25/20	1,570,323	0.3
3,050,000	#	Black Diamond CLO 2005- 1A C, 1.040%, 06/20/17	3,027,894	0.6
2,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.961%, 03/17/21	1,946,080	0.4
3,050,000	#	Castle Garden Funding 2005-1A C1, 2.012%, 10/27/20	3,027,204	0.6
1,750,000	#	ColumbusNova CLO IV Ltd 2007-2A C, 2.525%, 10/15/21	1,720,369	0.4
1,000,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.006%, 04/04/18	990,163	0.2

See Accompanying Notes to Financial Statements

46

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

	1,900,000	#	Eaton Vance CDO IX Ltd. 2007-9A D, 1.775%, 04/20/19	1,857,271	0.4
	825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd. B, 0.726%, 08/07/21	812,530	0.2
	2,200,000	#	Madison Park Funding Ltd., 1.277%, 07/26/21	2,159,131	0.5
	2,750,000	#	Muir Grove CLO Ltd. 2007- 1A B, 2.277%, 03/25/20	2,745,284	0.6
	1,000,000	#	Northwoods Capital VIII Ltd., 2.279%, 07/28/22	987,591	0.2
	1,670,000	#	Vitesse CLO Ltd. 2006-1A B1L, 2.057%, 08/17/20	1,665,384	0.3
	2,600,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 1.028%, 05/01/18	2,600,000	0.5
				25,109,224	5.2

			United States: 0.5%
	300,000	#	Invitation Homes Trust 2013-SFR1 E, 2.900%, 12/17/30	299,397	0.1
	460,000	#	Invitation Homes Trust 2014-SFR1 A, 1.180%, 06/17/31	459,113	0.1
	460,000	#	Invitation Homes Trust 2014-SFR1 C, 2.280%, 06/17/31	465,844	0.1
	1,310,102		Securitized Asset Backed Receivables LLC Trust 2006-NC2 A3, 0.421%, 03/25/36	1,155,903	0.2
				2,380,257	0.5

		Total Asset-Backed Securities (Cost $27,294,142)		27,489,481	5.7

FOREIGN GOVERNMENT BONDS: 15.9%
			Austria: 3.2%
EUR	12,300,000	#	Austria Government Bond, 1.650%, 10/21/24	15,321,351	3.2

			Brazil: 0.3%
	529,000		Brazilian Government International Bond, 2.625%, 01/05/23	484,564	0.1
	929,000		Brazilian Government International Bond, 5.000%, 01/27/45	875,582	0.2
				1,360,146	0.3

			Canada: 0.2%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/45	939,518	0.2

			Colombia: 0.6%
	1,529,000		Colombia Government International Bond, 2.625%, 03/15/23	1,441,082	0.3
	943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,255,369	0.3
				2,696,451	0.6
			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/21	332,250	0.1

			Dominican Republic: 0.2%
	686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	752,885	0.2

			Egypt: 0.1%
	410,000		Egypt Government International Bond, 5.750%, 04/29/20	438,536	0.1

			Germany: 2.2%
EUR	9,329,000	Z	Bundesobligation, 04/17/20	10,477,928	2.2
EUR	10,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	16,235	0.0
	10,000		Bundesrepublik Deutschland, 0.500%, 02/15/25	11,375	0.0
EUR	20,000	Z	Bundesschatzanweisungen, 12/11/15	22,492	0.0
				10,528,030	2.2

			Guatemala: 0.1%
	530,000		Guatemala Government Bond, 8.125%, 10/06/34	703,575	0.1

			Hungary: 0.4%
	610,000		Hungary Government International Bond, 5.375%, 02/21/23	685,622	0.1
	860,000		Hungary Government International Bond, 7.625%, 03/29/41	1,240,550	0.3
				1,926,172	0.4

			Indonesia: 0.6%
	500,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	511,875	0.1
	2,000,000		Indonesia Government International Bond, 5.875%, 03/13/20	2,275,000	0.5
	200,000		Pertamina Persero PT, 4.300%, 05/20/23	199,500	0.0
				2,986,375	0.6

			Ivory Coast: 0.1%
	600,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	579,600	0.1

			Kazakhstan: 0.1%
	670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	690,100	0.1

			Lithuania: 0.2%
	600,000		Lithuania Government International Bond, 6.625%, 02/01/22	741,606	0.2

			Mexico: 1.5%
MXN	68,670,000		Mexican Bonos, 6.500%, 06/10/21	4,696,716	1.0

See Accompanying Notes to Financial Statements

47

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

	670,000		Mexico Government International Bond, 4.000%, 10/02/23	705,008	0.1
	190,000		Mexico Government International Bond, 4.750%, 03/08/44	196,032	0.0
	390,000		Petroleos Mexicanos, 5.500%, 01/21/21	429,975	0.1
	1,250,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,239,375	0.3
				7,267,106	1.5

			Netherlands: 0.4%
	2,000,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	2,060,000	0.4

			Panama: 0.1%
	540,000		Panama Government International Bond, 6.700%, 01/26/36	700,650	0.1

			Peru: 0.5%
	2,200,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	2,182,400	0.4
	250,000		Peruvian Government International Bond, 5.625%, 11/18/50	301,875	0.1
				2,484,275	0.5

			Philippines: 0.3%
	230,000		Philippine Government International Bond, 4.000%, 01/15/21	253,000	0.1
	650,000		Philippine Government International Bond, 7.750%, 01/14/31	974,187	0.2
				1,227,187	0.3

			Poland: 0.1%
	495,000		Poland Government International Bond, 5.000%, 03/23/22	565,909	0.1

			Russia: 0.3%
	600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	591,000	0.1
	850,911		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	997,463	0.2
				1,588,463	0.3

			South Africa: 0.2%
	750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	726,810	0.2

			Spain: 1.0%
EUR	4,000,000	#	Spain Government Bond, 2.750%, 10/31/24	5,010,431	1.0

			Trinidad And Tobago: 0.1%
	468,750		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	503,320	0.1

			Turkey: 0.4%
	650,000		Turkey Government International Bond, 6.000%, 01/14/41	724,263	0.1
	1,150,000		Turkey Government International Bond, 7.375%, 02/05/25	1,415,937	0.3
				2,140,200	0.4

			United Kingdom: 2.3%
GBP	4,000,000		United Kingdom Gilt, 3.500%, 01/22/45	7,379,569	1.5
GBP	10,000		United Kingdom Gilt, 4.500%, 09/07/34	20,362	0.0
GBP	2,000,000		United Kingdom Gilt, 5.000%, 03/07/25	3,949,892	0.8
				11,349,823	2.3

			Uruguay: 0.1%
	280,404		Uruguay Government International Bond, 7.625%, 03/21/36	392,566	0.1

			Venezuela: 0.2%
	1,288,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	759,791	0.2
	309,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	152,152	0.0
				911,943	0.2

		Total Foreign Government Bonds (Cost $77,779,844)		76,925,278	15.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.9%
			Federal Home Loan Mortgage Corporation: 6.9%##
	3,420,000	W	0.300%, due 06/15/43	3,465,889	0.7
	4,643,000	W	0.350%, due 10/15/41	4,846,585	1.0
	2,660,000		3.000%, due 04/01/45	2,709,607	0.6
	2,660,000		3.000%, due 04/01/45	2,708,781	0.5
	2,833,296	^	4.000%, due 12/15/41	456,442	0.1
	29,909,771	^	4.000%, due 04/15/43	5,609,766	1.2
	7,012,088	^	5.000%, due 04/15/39	1,291,701	0.3
	3,240,998	^	5.000%, due 02/15/40	618,042	0.1
	439,709		5.500%, due 11/15/32	482,515	0.1
	7,293,702	^	5.819%, due 05/15/36	798,077	0.2
	4,542,686	^	5.869%, due 02/15/37	747,298	0.1
	5,757,814	^	5.869%, due 07/15/40	917,851	0.2
	18,832,204	^	5.919%, due 09/15/36	3,257,384	0.7
	12,979,400	^	6.369%, due 05/15/41	2,867,400	0.6
	9,727,711	^	6.469%, due 02/15/41	1,641,254	0.3
	4,267,334	^	6.819%, due 02/15/33	853,559	0.2
				33,272,151	6.9

			Federal National Mortgage Association: 8.7%##
	1,117,000	W	0.250%, due 11/25/26	1,145,208	0.2
	2,633,000	W	0.300%, due 06/01/43	2,672,962	0.6
	424,500	W	0.350%, due 12/25/40	444,763	0.1
	6,567,000	W	0.400%, due 02/25/39	7,017,841	1.4
	1,618,800	W	0.450%, due 06/15/44	1,760,065	0.4
	2,266,898		3.000%, due 01/25/38	2,380,042	0.5
	2,000,451		3.000%, due 07/01/43	2,040,405	0.4
	4,041,855		3.000%, due 07/01/43	4,134,611	0.9
	381,021		4.500%, due 12/01/40	415,150	0.1
	373,277		4.500%, due 12/01/40	408,073	0.1
	606,157		4.500%, due 12/01/40	662,654	0.1
	5,655,362	^	4.500%, due 02/25/43	831,824	0.2
	6,629,302		4.500%, due 05/01/44	7,227,191	1.5
	2,848,797	^	5.000%, due 05/25/18	144,703	0.0

See Accompanying Notes to Financial Statements

48

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

368,359		5.000%, due 07/25/34	374,328	0.1
726,098		5.000%, due 05/01/41	809,249	0.2
346,850		5.000%, due 06/01/41	386,571	0.1
6,584,805	^	5.769%, due 09/25/41	1,055,282	0.2
26,631,654	^	5.889%, due 11/25/40	3,637,743	0.7
4,918,658	^	5.919%, due 07/25/38	604,367	0.1
398,032		6.000%, due 04/25/33	445,468	0.1
3,249,487	^	6.269%, due 02/25/42	585,691	0.1
6,606,083	^	6.369%, due 09/25/40	1,266,707	0.3
1,827,451	^	6.589%, due 04/25/37	357,121	0.1
134,924		23.275%, due 07/25/35	182,239	0.0
499,430		32.544%, due 11/25/36	896,177	0.2
			41,886,435	8.7

		Government National Mortgage Association: 3.3%
334,500		0.350%, due 02/20/42	352,009	0.1
4,391,668	^	3.000%, due 01/20/28	517,387	0.1
12,031,143	^	4.000%, due 08/16/26	1,490,146	0.3
12,270,648	^	4.000%, due 04/20/38	1,196,275	0.3
2,633,172		4.500%, due 07/20/34	2,858,193	0.6
1,780,662		4.500%, due 07/20/34	1,932,851	0.4
1,153,296		4.500%, due 07/20/34	1,251,936	0.3
6,900,728	^	4.500%, due 12/20/37	544,774	0.1
564,092		4.500%, due 08/20/41	614,006	0.1
2,446,251	^	5.000%, due 11/20/39	373,214	0.1
4,119,675	^	5.000%, due 10/20/40	635,797	0.1
759,394		5.140%, due 10/20/60	827,924	0.2
490,440		5.288%, due 10/20/60	538,705	0.1
61,135		5.500%, due 03/20/39	69,684	0.0
5,953,205	^	6.468%, due 09/16/40	1,133,162	0.2
763,965		21.463%, due 03/20/37	1,190,115	0.2
315,126		24.631%, due 04/16/37	416,217	0.1
			15,942,395	3.3

	Total U.S. Government Agency Obligations (Cost $88,430,919)		91,100,981	18.9

				Percentage
				of Net
# of Contracts			Value	Assets
PURCHASED OPTIONS: 0.5%
		Options on Currencies: 0.0%
26,050,000	@	Put CNH vs Call USD, Strike @ 6.463, Exp. 08/03/15 Counterparty: JPMorgan Chase & Co.	31,475	0.0

		OTC Interest Rate Swaptions: 0.5%
141,747,000	@	Pay a fixed rate equal to 1.667% and receive a floating rate based on the 3- month USD-LIBOR-BBA, Exp. 09/11/15 Counterparty: JPMorgan Chase & Co.	283,513	0.1
199,554,000	@	Pay a fixed rate equal to 2.190% and receive a floating rate based on the 3- month USD-LIBOR-BBA, Exp. 05/07/15 Counterparty: Morgan Stanley	334,667	0.1
127,837,000	@	Pay a fixed rate equal to 2.210% and receive a floating rate based on the 3- month USD-LIBOR-BBA, Exp. 05/07/15 Counterparty: Bank of America	154,918	0.0

127,837,000	@	Pay a fixed rate equal to 2.218% and receive a floating rate based on the 3- month USD-LIBOR-BBA, Exp. 05/07/15 Counterparty: Bank of America	135,047	0.0
126,728,000	@	Pay a fixed rate equal to 4.900% and receive a floating rate based on the 3- month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Citigroup, Inc.	–	–
14,430,000	@	Pay a fixed rate equal to 5.030% and receive a floating rate based on the 3- month USD-LIBOR-BBA, Exp. 05/22/15 Counterparty: Citigroup, Inc.	–	–
141,747,000	@	Receive a fixed rate equal to 1.667% and pay a floating rate based on the 3- month USD-LIBOR-BBA, Exp. 09/11/15 Counterparty: JPMorgan Chase & Co.	1,542,517	0.3
			2,450,662	0.5

	Total Purchased Options (Cost $3,645,484)		2,482,137	0.5

	Total Long-Term Investments (Cost $482,934,493)		490,487,585	101.6

			Percentage
			of Net
Shares		Value	Assets
SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
7,893,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $7,893,000)	7,893,000	1.6

	Total Short-Term Investments (Cost $7,893,000)	7,893,000	1.6

	Total Investments in Securities (Cost $490,827,493)	$498,380,585	103.2
	Liabilities in Excess of Other Assets	(15,358,276)	(3.2)
	Net Assets	$483,022,309	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.

See Accompanying Notes to Financial Statements

49

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso

Cost for federal income tax purposes is $491,445,628.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,152,073
Gross Unrealized Depreciation	(7,217,116)

Net Unrealized Appreciation	$6,934,957

Percentage
Sector Diversification	of Net Assets
U.S. Government Agency Obligations	18.9%
U.S. Treasury Obligations	18.1
Foreign Government Bonds	15.9
Collateralized Mortgage Obligations	11.3
Financial	9.8
Communications	6.5
Other Asset-Backed Securities	5.7
Consumer, Non-cyclical	4.0
Basic Materials	2.8
Energy	2.1
Consumer, Cyclical	1.9
Utilities	1.9
Technology	1.4
Industrial	0.7
Purchased Options	0.5
Diversified	0.1
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(3.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

50

Voya Global Value Advantage Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.6%
		Australia: 3.0%
175,070		BHP Billiton Ltd.	4,470,665	1.3
92,229		Macquarie Group Ltd.	5,651,115	1.7
			10,121,780	3.0

		China: 4.6%
5,105,000		Bank of China Ltd.	3,497,964	1.1
3,546,000		China Construction Bank	3,442,225	1.0
12,100,000	@	China Hongxing Sports Ltd.	65,726	0.0
306,224		China Mobile Ltd.	4,373,885	1.3
1,903,326		China Railway Construction Corp. Ltd.	3,800,429	1.2
			15,180,229	4.6

		France: 5.8%
48,627		Casino Guichard Perrachon S.A.	4,299,971	1.3
438,480	@	Natixis SA	3,629,507	1.1
43,357		Renault S.A.	4,561,928	1.4
124,708		Total S.A.	6,752,940	2.0
			19,244,346	5.8

		Germany: 3.7%
47,050		BASF SE	4,674,329	1.4
27,001		Bayerische Motoren Werke AG	3,185,167	1.0
40,526		Siemens AG	4,408,501	1.3
			12,267,997	3.7

		Ireland: 1.3%
60,275		Medtronic PLC	4,487,474	1.3

		Israel: 1.1%
1,988,045		Bezeq Israeli Telecommunication Corp., Ltd.	3,765,443	1.1

		Italy: 1.2%
1,184,954		Intesa Sanpaolo S.p.A.	3,980,861	1.2

		Japan: 8.8%
1,160,000		Aozora Bank Ltd.	4,338,910	1.3
131,938		Japan Tobacco, Inc.	4,607,389	1.4
203,158		LIXIL Group Corp.	4,234,532	1.3
245,414		Mitsubishi Corp.	5,295,228	1.6
104,000		NKSJ Holdings, Inc.	3,397,663	1.0
106,310		Toyota Motor Corp.	7,400,147	2.2
			29,273,869	8.8

		Netherlands: 7.4%
61,714	@	Airbus Group NV	4,276,917	1.3
80,962		Koninklijke DSM NV	4,617,318	1.4
130,464		Reed Elsevier NV	3,146,459	0.9
68,180		Royal Dutch Shell PLC - Class A ADR	4,324,657	1.3
155,833		Koninklijke Philips NV	4,463,726	1.3
88,789		Unilever NV	3,873,034	1.2
			24,702,111	7.4

		Singapore: 0.9%
153,949		United Overseas Bank Ltd.	2,842,666	0.9

		South Africa: 1.4%
135,754		MTN Group Ltd.	2,725,795	0.8
48,499		Sasol Ltd.	1,952,738	0.6
			4,678,533	1.4

		South Korea: 0.6%
23,896		KT&G Corp.	2,119,878	0.6

		Spain: 1.0%
141,232	@	Gas Natural SDG S.A.	3,472,629	1.0

		Switzerland: 4.9%
63,880		Novartis AG	6,520,372	1.9
20,697		Roche Holding AG - Genusschein	5,922,552	1.8
43,786		Swiss Re Ltd.	3,884,142	1.2
			16,327,066	4.9

		Taiwan: 1.5%
142,000		MediaTek, Inc.	1,825,295	0.5
134,582		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,289,184	1.0
			5,114,479	1.5

		United Kingdom: 3.7%
140,318		Admiral Group PLC	3,345,954	1.0
70,625		AstraZeneca PLC	4,846,724	1.5
1,015,049		Legal & General Group PLC	4,034,874	1.2
			12,227,552	3.7

		United States: 45.7%
71,342		Altria Group, Inc.	3,570,667	1.1
79,440		Apple, Inc.	9,941,916	3.0
83,990		Blackstone Group LP	3,440,230	1.0
38,339		Cardinal Health, Inc.	3,233,511	1.0
96,045		CenturyLink, Inc.	3,453,778	1.0
192,912		Cisco Systems, Inc.	5,561,653	1.7
102,500		Coach, Inc.	3,916,525	1.2
117,633		ConAgra Foods, Inc.	4,252,433	1.3
53,300		Dr Pepper Snapple Group, Inc.	3,975,114	1.2
194,119		General Electric Co.	5,256,742	1.6
45,940		Gilead Sciences, Inc.	4,617,429	1.4
43,675		Hess Corp.	3,358,607	1.0
108,811	@	Hilton Worldwide Holdings, Inc.	3,151,167	0.9
40,140		Home Depot, Inc.	4,294,177	1.3
79,000		Host Hotels & Resorts, Inc.	1,591,060	0.5
89,345		JPMorgan Chase & Co.	5,651,965	1.7
60,900		Kohl's Corp.	4,363,485	1.3
46,954		Kraft Foods Group, Inc.	3,979,351	1.2
110,867		Microchip Technology, Inc.	5,283,367	1.6
187,781		Microsoft Corp.	9,133,668	2.7
38,934		Nike, Inc.	3,848,237	1.1
42,340		Occidental Petroleum Corp.	3,391,434	1.0
81,000		Oracle Corp.	3,533,220	1.0
178,405		Pfizer, Inc.	6,053,282	1.8

See Accompanying Notes to Financial Statements

51

Voya Global Value Advantage Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

55,575	Prudential Financial, Inc.	4,534,920	1.4
60,900	Schlumberger Ltd.	5,761,749	1.7
105,159	Southern C .	4,658,544	1.4
79,949	Starwood Property Trust, Inc.	1,919,575	0.6
122,330	Steel Dynamics, Inc.	2,707,163	0.8
30,329	Union Pacific Corp.	3,221,850	1.0
28,247	United Technologies Corp.	3,213,096	1.0
45,849	UnitedHealth Group, Inc.	5,107,579	1.5
24,900	Ventas, Inc.	1,715,610	0.5
45,036	Walt Disney Co.	4,896,314	1.5
105,616	Wells Fargo & Co.	5,819,442	1.7
		152,408,860	45.7

	Total Common Stock
	(Cost $294,823,367)	322,215,773	96.6

PREFERRED STOCK: 1.4%
	Brazil: 1.4%
428,386	Cia Energetica de Minas Gerais	2,068,742	0.6
197,151	Itau Unibanco Holding S.A.	2,525,119	0.8

	Total Preferred Stock
	(Cost $5,460,440)	4,593,861	1.4

	Total Long-Term Investments
	(Cost $300,283,807)	326,809,634	98.0

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
4,393,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $4,393,000)	4,393,000	1.3

	Total Short-Term Investments
	(Cost $4,393,000)	4,393,000	1.3

	Total Investments in Securities
	(Cost $304,676,807)	$331,202,634	99.3
	Assets in Excess of Other Liabilities	2,326,300	0.7
	Net Assets	$333,528,934	100.0

††	Rate shown is the 7-day yield as of April 30, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $304,685,917.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$35,293,542
Gross Unrealized Depreciation	(8,776,825)

Net Unrealized Appreciation	$26,516,717

Percentage
Sector Diversification	of Net Assets
Financials	20.9%
Consumer Discretionary	12.8
Health Care	12.2
Industrials	11.6

Information Technology	11.5
Consumer Staples	9.3
Energy	7.6
Materials	4.9
Telecommunication Services	4.2
Utilities	3.0
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	0.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

52

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.0%
		Australia: 4.3%
10,170		360 Capital Industrial Fund	20,764	0.0
53,740		Adelaide Brighton Ltd.	191,447	0.1
36,780		Aristocrat Leisure Ltd.	240,407	0.1
4,701		ASG Group Ltd.	2,827	0.0
498,992		Australian Pharmaceutical Industries Ltd.	661,421	0.3
1,136		Blackmores Ltd.	57,195	0.0
3,217		Brickworks Ltd.	37,196	0.0
7,849		BT Investment Management Ltd.	59,086	0.0
54,628		Charter Hall Group	220,675	0.1
57,442		Collins Foods Ltd.	110,915	0.0
88,623		CSR Ltd.	254,707	0.1
364,346	L	Drillsearch Energy Ltd.	346,639	0.1
90,889		Echo Entertainment Group Ltd.	324,525	0.1
9,569		GBST Holdings Ltd.	48,177	0.0
90,490		Independence Group NL	422,251	0.2
56,986		Investa Office Fund	166,921	0.1
39,525		IOOF Holdings Ltd.	313,587	0.1
145,781		Karoon Gas Australia Ltd.	314,133	0.1
37,995		M2 Group Ltd	328,802	0.1
8,877		Mantra Group Ltd.	25,289	0.0
200,371		Nufarm Ltd.	1,148,403	0.5
211,488		OceanaGold Corp.	403,168	0.2
29,090		Ozforex Group Ltd.	52,026	0.0
18,913		Pact Group Holdings Ltd.	61,477	0.0
70,423		Panoramic Resources Ltd	28,746	0.0
75,430		RCR Tomlinson Ltd.	111,591	0.0
57,533	@	Regis Healthcare Ltd.	254,293	0.1
310,450	@	Resolute Mining Ltd.	83,746	0.0
217,359		SAI Global Ltd.	676,193	0.3
54,049		Sandfire Resources NL	209,121	0.1
44,020		Select Harvests Ltd.	312,028	0.1
61,356		Sigma Pharmaceuticals Ltd.	42,067	0.0
12,058		Sirtex Medical Ltd.	201,496	0.1
597,061		Spotless Group Holdings Ltd.	1,072,880	0.4
162,074		Steadfast Group Ltd.	192,441	0.1
115,095		Super Retail Group Ltd.	895,951	0.4
28,909		Thorn Group Ltd.	60,301	0.0
298,435		Tox Free Solutions Ltd.	712,639	0.3
715,039		Transpacific Industries Group Ltd.	432,874	0.2
53,136		UXC Ltd.	31,519	0.0
30,247		Vita Group Ltd.	39,016	0.0
			11,168,940	4.3

		Austria: 0.5%
17,838	L	BUWOG AG	360,665	0.1
20,258		CA Immobilien Anlagen AG	367,641	0.2
6,308		Schoeller-Bleckmann Oilfield Equipment AG	444,695	0.2

660		Semperit AG Holding	30,270	0.0
			1,203,271	0.5
		Belgium: 1.8%
4,541		Ablynx NV	50,084	0.0
5,910	@	Ackermans & van Haaren NV	722,292	0.3
151,931		AGFA-Gevaert NV	381,794	0.2
1,871		Barco NV	126,476	0.1
8,426		Cie d'Entreprises CFE	911,683	0.4
17,111		D'ieteren SA	668,904	0.3
10,191		Exmar NV	107,713	0.0
8,534	L	Kinepolis Group NV	331,072	0.1
14,273		Melexis NV	881,148	0.3
8,564		Mobistar SA	163,474	0.1
25,606		Nyrstar	100,698	0.0
6,356	@	Sioen Industries NV	104,305	0.0
			4,549,643	1.8

		Brazil: 0.1%
35,773		Bematech SA	115,762	0.0
5,700		Fertilizantes Heringer SA	6,773	0.0
126,700		Magazine Luiza SA	210,259	0.1
			332,794	0.1

		Canada: 6.6%
11,600		Absolute Software Corp.	95,377	0.0
36,000	@	Air Canada	343,738	0.1
1,900	@	AirBoss of America Corp.	24,630	0.0
51,688		Altus Group Ltd. - Canada	864,537	0.3
3,100		Arsenal Energy, Inc.	10,252	0.0
161,600	@	Bankers Petroleum Ltd.	480,849	0.2
46,700	@	Birchcliff Energy Ltd.	337,525	0.1
1,400		Calian Technologies Ltd.	21,467	0.0
22,400		Canaccord Capital, Inc.	128,663	0.1
9,100		Canadian Apartment Properties REIT	220,014	0.1
7,100	@	Canadian Solar, Inc.	251,340	0.1
5,900		Canam Group, Inc.	67,093	0.0
15,700		CanElson Drilling, Inc.	59,859	0.0
23,523		Canfor Pulp Products, Inc.	300,447	0.1
9,400		Capital Power Corp.	193,610	0.1
29,000		Cardinal Energy Ltd.	385,064	0.2
28,975		Cascades, Inc.	168,110	0.1
7,300		Cathedral Energy Services Ltd.	14,279	0.0
57,200		Centerra Gold, Inc.	295,838	0.1
1,400		Cervus Equipment Corp.	21,572	0.0
24,600	@	Cipher Pharmaceuticals, Inc.	255,481	0.1
3,700		Clarke, Inc.	32,201	0.0
3,027		Clearwater Seafoods, Inc.	31,110	0.0
5,800		Cogeco Cable, Inc.	332,232	0.1
3,175		Cogeco, Inc.	142,421	0.1
4,500		Concordia Healthcare Corp.	315,541	0.1
15,200	@,L	Corridor Resources, Inc.	9,449	0.0
60,146		Dominion Diamond Corp.	1,185,472	0.5
11,300		Dorel Industries, Inc.	332,491	0.1
34,600		Dream Industrial Real Estate Investment Trust	260,109	0.1
34,900		EnerCare, Inc.	426,957	0.2
24,844		Enerflex Ltd.	333,175	0.1

See Accompanying Notes to Financial Statements

53

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

1,800		Enghouse Systems Ltd.	77,013	0.0
60,179		Entertainment One Ltd.	289,898	0.1
12,600		Exco Technologies Ltd.	160,307	0.1
26,500		Extendicare, Inc.	173,079	0.1
54,662		Gluskin Sheff + Associates, Inc.	1,287,604	0.5
2,000		Guardian Capital Group Ltd.	30,667	0.0
2,800		Hardwoods Distribution, Inc.	28,476	0.0
44,557		High Arctic Energy Services, Inc.	151,786	0.1
6,500		Home Capital Group, Inc.	256,552	0.1
8,440		IESI-BFC Ltd.	243,931	0.1
28,100		Intertape Polymer Group, Inc.	382,663	0.2
300		Lassonde Industries, Inc.	34,065	0.0
9,900		Laurentian Bank of Canada	396,246	0.2
2,800		Linamar Corp.	166,306	0.1
96,000		Lucara Diamond Corp.	161,525	0.1
5,900	@	Macro Enterprises, Inc.	13,644	0.0
8,500		Magellan Aerospace Corp.	95,110	0.0
900	@	Mainstreet Equity Corp.	27,742	0.0
400		Morguard Corp.	51,395	0.0
1,500		Morguard Real Estate Investment Trust	21,533	0.0
99,400		Nevsun Resources Ltd	392,162	0.2
1,900		New Flyer Industries, Inc.	22,551	0.0
49,800		Noranda Income Fund	117,638	0.0
18,363		North American Energy Partners, Inc.	51,784	0.0
464,932	@	Petroamerica Oil Corp.	44,316	0.0
7,700		Pizza Pizza Royalty Corp.	90,945	0.0
8,810		Quebecor, Inc.	242,284	0.1
51,500	@	Raging River Exploration, Inc.	403,378	0.2
18,400		Reitmans Canada Ltd.	106,603	0.0
36,665	@	Richmont Mines, Inc.	117,695	0.0
51,400		Rogers Sugar, Inc.	193,842	0.1
46,953		Rona, Inc.	617,997	0.2
7,700		Stella-Jones, Inc.	277,557	0.1
35,000	@	Teranga Gold Corp.	19,726	0.0
4,600		Torstar Corp.	27,451	0.0
61,439		Transcontinental, Inc.	946,156	0.4
6,900		TransForce, Inc.	155,843	0.1
13,600		Uni-Select, Inc.	473,436	0.2
46,700		Western Energy Services Corp.	272,884	0.1
497		Westjet Airlines Ltd.	11,233	0.0
700		Winpak Ltd.	22,749	0.0
43,500	@	Xtreme Drilling and Coil Services Corp.	75,354	0.0
29,317	@	Yellow Pages Ltd/Canada	382,713	0.2
14,836	L	Zargon Oil & Gas Ltd.	43,039	0.0
			17,099,781	6.6

		Chile: 0.0%
4,285	L	Corpbanca SA ADR	72,631	0.0

		China: 1.1%
34,000		Baoye Group Co. Ltd.	28,270	0.0
55,000		Cabbeen Fashion Ltd.	31,507	0.0

14,836		China King-highway Holdings Ltd.	80,269	0.0
88,000		China Silver Group Ltd.	36,958	0.0
17,778		China Yuchai International Ltd.	358,405	0.2
543,000	#	Cosmo Lady China Holdings Co. Ltd.	454,874	0.2
902,000		Prime Success International Group	251,378	0.1
82,700		Guangdong Electric Power Development Co. Ltd.	83,655	0.0
94,000		Harbin Electric Co. Ltd.	77,104	0.1
58,978	@	Li Heng Chemical Fibre Technologies Ltd	6,240	0.0
88,000		RREEF China Commercial Trust	—	—
92,000		Sinotruk Hong Kong Ltd.	65,618	0.0
386,000		Sound Global Ltd.	87,155	0.0
67,000		Weiqiao Textile Co.	49,399	0.0
25,916	@	WuXi PharmaTech Cayman, Inc. ADR	1,118,794	0.5
			2,729,626	1.1

		Colombia: 0.0%
28,593	@	Pacific Rubiales Energy Corp.	96,693	0.0

		Denmark: 1.1%
10,822		Bavarian Nordic A/S	507,126	0.2
27,877		Columbus A/S	22,220	0.0
399		Dfds A/S	44,649	0.0
25,962		DSV A/S	900,614	0.4
368		Santa Fe Group A/S	3,819	0.0
68,658		Griffin IV Berlin A/S	33,351	0.0
50,910		H Lundbeck A/S	990,250	0.4
2,274		Pandora A/S	235,044	0.1
433		PER Aarsleff A/S	121,525	0.0
			2,858,598	1.1

		Finland: 0 5%
5,428		Atria PLC	56,072	0.0
8,483		Cramo PLC	157,630	0.1
5,970		Finnair OYJ	19,775	0.0
38,435		HKScan OYJ	212,763	0.1
5,871	L	Lassila & Tikanoja OYJ	114,898	0.1
8,558		M-real OYJ	50,565	0.0
19,720	L	Oriola-KD OYJ	88,985	0.0
47,254		Sponda OYJ	206,657	0.1
1,403		Tieto OYJ	33,645	0.0
10,914		Tikkurila OYJ	224,787	0.1
			1,165,777	0.5

		France: 5.0%
34,303		Air France-KLM	296,967	0.1
3,993		Alten Ltd.	194,909	0.1
4,876	@	Atos SE	381,115	0.2
675		Ausy	25,239	0.0
1,451		Boiron SA	161,899	0.1
1,601		Caisse Regionale de Credit Agricole Mutuel Nord de France	33,673	0.0
3,121		Societe d'Edition de Canal +	21,819	0.0
1,111		Cegid Group	48,685	0.0
2,912		Compagnie des Alpes	55,716	0.0
86,249		Derichebourg	269,234	0.1

See Accompanying Notes to Financial Statements

54

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

65	@	Devoteam SA	1,737	0.0
38,539		Etablissements Maurel et Prom	360,695	0.1
9,271		Eurazeo SA	663,616	0.3
5,736	@	EuropaCorp	31,753	0.0
3,545		Fonciere Des Regions	335,600	0.1
167		GEA	14,232	0.0
882		Groupe Crit	47,488	0.0
1,501		Groupe Fnac	90,405	0.1
2,164	@	Guerbet	91,970	0.1
28,556	@	Havas SA	238,557	0.1
14,950		Imerys SA	1,137,887	0.4
4,926		Ingenico	618,079	0.2
7,593		Ipsen SA	436,052	0.2
7,802		Korian-Medica	266,406	0.1
2,221		Le Belier	84,018	0.0
1,992		Lectra	28,441	0.0
380		Manutan International	19,628	0.0
9,759		Mercialys SA	242,498	0.1
9,088		Metropole Television SA	189,674	0.1
7,980		MGI Coutier	113,797	0.1
833	@	Mr Bricolage	11,958	0.0
4,809		Nexity	211,194	0.1
541		Norbert Dentressangle SA	131,583	0.1
765		Plastivaloire	38,491	0.0
7,672		Rallye SA	286,602	0.1
8,289		Saft Groupe SA	330,594	0.1
408	@	Stallergenes SA	24,900	0.0
1,286		Synergie SA	32,322	0.0
20,462		Technicolor SA	138,826	0.1
18,214		Teleperformance	1,369,235	0.5
95		Tessi SA	9,547	0.0
106	@	Total Gabon	35,317	0.0
424		Trigano SA	15,268	0.0
91,174		UbiSoft Entertainment	1,681,229	0.7
4,809		Valeo SA	770,979	0.3
1,066		Vetoquinol SA	42,372	0.0
2,236	L	Virbac SA	582,732	0.2
5,053	@	Wendel	620,626	0.2
			12,835,564	5.0

		Germany: 6.2%
9,239		Aareal Bank AG	397,386	0.2
13,042		Adler Modemaerkte AG	172,738	0.1
11,453		ADVA AG Optical Networking	62,281	0.0
16,013		Alstria Office REIT-AG	226,897	0.1
8,267		Amadeus Fire AG	670,047	0.3
18,490		Aurelius AG	886,593	0.3
371		bet-at-home.com AG	29,578	0.0
1,838		CENIT AG	36,138	0.0
9,249		CENTROTEC Sustainable AG	147,690	0.1
6,231		Cewe Stiftung & Co. KGAA	405,523	0.2
43,125		Deutz AG	208,734	0.1
18,873		Dialog Semiconductor PLC	850,963	0.3
6,208		Duerr AG	635,437	0.2
470		Eckert & Ziegler AG	11,196	0.0
3,487		Elmos Semiconductor AG	66,899	0.0
14,850	L	ElringKlinger AG	408,812	0.2
4,924		EM.TV AG	9,012	0.0
4,254		Francotyp-Postalia Holding AG	21,828	0.0
10,675		Freenet AG	345,765	0.1

4,856		Gerresheimer AG	274,834	0.1
7,142	L	Grenkeleasing AG	951,816	0.4
3,701		Hannover Rueck SE	376,210	0.1
198	@	Hornbach Baumarkt AG	8,131	0.0
38,771		Kontron AG	218,821	0.1
1,797		Krones AG	198,319	0.1
6,133		LEG Immobilien AG	475,843	0.2
533		Leifheit AG	28,727	0.0
1,948		MTU Aero Engines Holding AG	191,501	0.1
4,018		Nemetschek AG	522,335	0.2
15,819		Nordex AG	338,585	0.1
85,565		Patrizia Immobilien AG	1,685,488	0.7
17,721		Rheinmetall AG	907,278	0.3
26,218	@	Rhoen Klinikum AG	725,851	0.3
52,698		SAF-Holland SA	797,850	0.3
868		Schweizer Electronic AG	21,735	0.0
13,232		Stratec Biomedical Systems AG	663,390	0.3
16,782		Stroeer Media SE	620,469	0.2
7,029		TLG Immobilien AG	117,993	0.1
1,864	@	Tom Tailor Holding AG	23,041	0.0
11,685	@	TUI AG	217,885	0.1
16,232		TUI AG	302,580	0.1
5,978		United Internet AG	267,271	0.1
1,092		Vib Vermoegen AG	20,569	0.0
11,429	L	VTG AG	262,623	0.1
2,425		Wacker Neuson SE	62,244	0.0
			15,874,906	6.2

		Greece: 0.0%
4,956		Aegean Airlines SA	41,736	0.0
3,490		Metka SA	32,551	0.0
			74,287	0.0

		Guernsey: 0.0%
6,985		Tetragon Financial Group Ltd.	68,593	0.0

		Hong Kong: 1.7%
11,876		Asia Standard International Group	3,291	0.0
466,000		Bossini International Hldg	42,048	0.0
6,000		Cafe de Coral Holdings Ltd.	22,497	0.0
594,000		Champion Technology Holdings Ltd.	14,025	0.0
5,605,840		China Billion Resources Ltd.	—	—
105,448		China Engine Group Ltd.	206,568	0.1
194,000		China Glass Holdings Ltd.	27,458	0.0
200,000		Computime Group Ltd.	55,517	0.0
322,096		CSI Properties Ltd.	13,049	0.0
47,600		Dah Sing Financial Holdings Ltd.	334,180	0.1
507,500		DMX Technologies Group Ltd.	41,806	0.0
140,000		Dragon Hill Wuling Automobile Holdings Ltd.	12,825	0.0
116,000		Dream International Ltd.	20,804	0.0
558,000		Emperor International Holdings	137,962	0.1
50,000		eSun Holdings Ltd.	8,664	0.0
21,000		Fairwood Holdings Ltd.	56,899	0.0
528,000		Fountain SET Hldgs	96,736	0.1
566,000		Get Nice Holdings Ltd.	40,020	0.0

See Accompanying Notes to Financial Statements

55

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

2,000		Guoco Group Ltd.	24,486	0.0
127,200		HKR International Ltd.	72,138	0.0
54,000		Hung Hing Printing Group Ltd.	8,430	0.0
88,000		I.T LTD	35,879	0.0
52,000		Jinhui Holdings Co., Ltd.	9,259	0.0
3,680,000		Lai Fung Holdings Ltd.	90,688	0.1
928,000		Lai Sun Development Co. Ltd.	24,904	0.0
119,000		Lai Sun Garment International Ltd.	20,080	0.0
9,000		Lippo Ltd.	5,569	0.0
53,000		Luk Fook Holdings International Ltd.	165,719	0.1
410,400		Man Wah Holdings Ltd.	532,483	0.2
230,000		Neptune Group Ltd.	4,770	0.0
278,000		Pacific Andes International Holdings Ltd.	11,119	0.0
354,000	@	PAX Global Technology Ltd.	514,290	0.2
13,449		Ping Shan Tea Group Ltd.	171	0.0
72,000		Playmates Holdings Ltd.	85,226	0.0
191,000		Road King Infrastructure	192,385	0.1
662,000		Shun TAK Holdings Ltd.	384,412	0.2
1,456,000		Sinolink Worldwide Holdings	200,356	0.1
37,500		SmarTone Telecommunications Holding Ltd.	68,330	0.0
2,000		Soundwill Holdings Ltd.	3,604	0.0
50,000		TCC International Holdings Ltd.	21,097	0.0
1,800,000		Tongda Group Holdings Ltd.	321,552	0.1
100,000		TPV Technology Ltd.	24,384	0.0
69,500		Valuetronics Holdings Ltd.	26,438	0.0
109,000		Varitronix International Ltd.	86,806	0.1
532,400		VST Holdings Ltd.	209,745	0.1
			4,278,669	1.7

		India: 1.8%
2,647		Accelya Kale Solutions Ltd.	39,897	0.0
77,214		Amtek Auto Ltd.	192,390	0.1
2,117		Atul Auto Ltd.	16,216	0.0
3,030		Balmer Lawrie & Co. Ltd.	27,143	0.0
19,887	@	Eros International Media Ltd.	128,932	0.1
33,571		Eveready Industries India Ltd.	145,552	0.1
34,065		FIEM Industries Ltd.	317,400	0.1
72,329		Gabriel India Ltd.	92,375	0.0
25,620	@	Geodesic Ltd.	—	—
45,312		Geometric Ltd.	95,736	0.0
45,888		GHCL Ltd.	55,765	0.0
35,534		Gujarat Alkalies & Chemicals Ltd.	95,056	0.0
42,673		Gujarat Industries Power Co. Ltd.	55,796	0.0
97,693		Gujarat State Fertilisers & Chemicals Ltd.	117,554	0.1
62,195		JK Tyre & Industries Ltd.	116,527	0.1
32,130		KPR Mill Ltd.	312,233	0.1

206,515		KRBL Ltd.	511,288	0.2
213,191		Manappuram Finance Ltd.	116,037	0.1
13,011		Marico Ltd.	82,186	0.0
142,227		National Aluminium Co. Ltd	106,307	0.0
55,941		Nucleus Software Exports Ltd.	173,811	0.1
28,894		Orient Cement Ltd.	77,336	0.1
5,801		RS Software India Ltd	15,403	0.0
100,998		Sonata Software Ltd.	246,117	0.1
4,819		State Bank of Bikaner & Jaipur	42,233	0.0
21,497		Tamilnadu Newsprint & Papers Ltd.	44,287	0.0
49,417		Tata Chemicals Ltd.	331,639	0.1
5,371		Tata Elxsi Ltd.	93,568	0.0
3,796		Torrent Pharmaceuticals Ltd.	71,829	0.0
214,251		Trident Ltd./India	80,811	0.0
27,347		UPL Ltd.	211,048	0.1
21,379	@	Varun Industries Ltd.	—	—
16,669		Welspun India Ltd.	124,038	0.1
39,975		Zensar Technologies Ltd.	439,681	0.2
			4,576,191	1.8

		Indonesia: 0.1%
1,002,000		Agung Podomoro Land Tbk PT	32,200	0.0
5,496,462	@	Darma Henwa Tbk PT	21,201	0.0
2,582,500		Gajah Tunggal Tbk PT	218,584	0.1
184,500		Indah Kiat Pulp and Paper Corp. Tbk PT	15,874	0.0
148,000		Petrosea Tbk PT	7,878	0.0
			295,737	0.1

		Ireland: 0.3%
81,479		Circle Oil PLC	15,482	0.0
19,913		Fly Leasing Ltd. ADR	294,115	0.1
66,563		UDG Healthcare PLC	544,074	0.2
			853,671	0.3

19,924		Africa Israel Investments Ltd.	18,693	0.0
11,628		Babylon Ltd.	6,409	0.0
132,566	@	El Al Israel Airlines	31,686	0.0
1,410		Formula Systems 1985 Ltd.	38,449	0.0
168,378	@	Oil Refineries Ltd.	60,164	0.0
3,781		Plus500 Ltd.	43,557	0.1
			198,958	0.1

		Italy: 5.1%
212,226		AEM S.p.A.	244,481	0.1
54,732	L	Amplifon S.p.A.	426,308	0.2
133,666		Anima Holding SpA	1,190,108	0.5
9,304		Ascopiave SpA	24,678	0.0
62,499		Autogrill S.p.A.	597,758	0.2
25,995		Autostrada Torino-Milano S.p.A.	369,583	0.1
17,672		Banca Generali SpA	593,113	0.2
3,654		Banca IFIS SpA	74,971	0.0
853,432		Beni Stabili S.p.A.	703,718	0.3
6,816		Biesse S.p.A.	109,881	0.0
14,333		Brembo SpA	573,359	0.2
40,895	L	Brunello Cucinelli SpA	758,582	0.3

See Accompanying Notes to Financial Statements

56

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

7,618		Caltagirone SpA	18,896	0.0
40,203		Cerved Information Solutions SpA	291,685	0.1
42,353		Credito Emiliano S.p.A.	353,313	0.1
17,087		Danieli & Co. Officine Meccaniche S.p.A.	415,761	0.2
1,485		Delclima	3,952	0.0
18,589		DiaSorin SpA	849,936	0.3
11,876	@	Ei Towers SpA	721,422	0.3
615		El.En. SpA	25,336	0.0
13,468		Elica SpA	32,574	0.0
20,546		Emak SpA	20,237	0.0
74,638		ERG S.p.A.	1,075,248	0.4
19,346	@	Exor S.p.A.	892,511	0.4
767		Italmobiliare SpA	25,041	0.0
6,023		Italmobiliare SpA - RSP	117,878	0.1
8,621		La Doria SpA	126,519	0.1
40,106		Moncler S.p.A.	714,209	0.3
121,820	#,@	OVS SpA	588,179	0.2
56,013	#	RAI Way SpA	274,848	0.1
20,629		Recordati S.p.A.	411,051	0.2
56,846		Reno de Medici SpA	25,053	0.0
12,784		Salvatore Ferragamo Italia SpA	397,540	0.2
5,829	@	Servizi Italia SpA	32,758	0.0
2,466		Sesa SpA	45,245	0.0
5,943		Sogefi S.p.A.	19,846	0.0
			13,145,578	5.1

		Japan: 26.7%
2,000		Aeon Fantasy Co., Ltd.	31,875	0.0
4,400		Aeon Hokkaido Corp.	24,172	0.0
6,300		Agro-Kanesho Co. Ltd.	45,142	0.0
500		Aichi Bank Ltd.	26,152	0.0
11,000		Akita Bank Ltd.	33,969	0.0
3,900		Alpha Systems, Inc.	57,689	0.0
800		Amiyaki Tei Co., Ltd.	31,786	0.0
2,100		Amuse, Inc.	54,569	0.0
8,000		Anabuki Kosan, Inc.	17,513	0.0
800		AOI Electronic Co. Ltd.	33,519	0.0
1,900		Arakawa Chemical Industries Ltd.	21,013	0.0
1,000		Arc Land Sakamoto Co., Ltd.	24,121	0.0
10,600		Ariake Japan Co., Ltd.	352,640	0.2
2,800		Asahi Broadcasting Corp.	27,266	0.0
17,500		Asahi Intecc Co. Ltd.	1,077,706	0.4
16,000		Asahi Organic Chemicals Industry Co., Ltd.	36,176	0.0
32,000		Asanuma Corp.	40,727	0.0
6,800		ASKA Pharmaceutical Co., Ltd.	67,837	0.0
7,000		Bando Chemical Industries Ltd.	27,915	0.0
500		Bank of Iwate Ltd.	22,453	0.0
11,000		Bank of Saga Ltd.	29,047	0.0
5,800		Belluna Co., Ltd.	28,008	0.0
3,200		Best Bridal, Inc.	21,776	0.0
3,500		BML, Inc.	106,551	0.1
3,000		Bunka Shutter Co., Ltd.	27,253	0.0
2,400		CAC Holdings Corp.	21,707	0.0
5,100		Carlit Holdings Co. Ltd.	26,744	0.0
18,000		Central Glass Co., Ltd.	82,704	0.0
3,700		Chiba Kogyo Bank Ltd.	25,558	0.0
3,500		Chimney Co. Ltd.	87,433	0.1
2,300		Chiyoda Integre Co., Ltd.	57,107	0.0
7,000		Chori Co., Ltd.	110,902	0.1

2,900	Chubu Shiryo Co., Ltd.	17,401	0.0
58,000	Chuetsu Pulp & Paper Co., Ltd.	120,876	0.1
26,900	CKD Corp.	246,507	0.1
3,300	Cleanup Corp.	26,256	0.0
12,900	Computer Engineering & Consulting Ltd.	98,194	0.1
2,400	CONEXIO Corp.	23,676	0.0
2,500	Corona Corp.	24,267	0.0
2,100	Cresco Ltd.	32,774	0.0
7,900	CTI Engineering Co., Ltd.	81,864	0.0
11,000	CyberAgent, Inc.	529,328	0.2
70	DA Office Investment Corp.	368,449	0.2
8,000	Daihatsu Diesel Manufacturing Co., Ltd.	48,914	0.0
79,000	Daihen Corp.	385,643	0.2
15,000	Daiichi Jitsugyo Co., Ltd.	79,096	0.0
1,700	Daiichi Kigenso Kagaku- Kogyo Co. Ltd.	55,500	0.0
2,000	Daikokutenbussan Co., Ltd.	83,957	0.0
800	Daikyonishikawa Corp.	23,861	0.0
58,000	Daito Bank Ltd.	82,880	0.0
1,100	Daito Pharmaceutical Co. Ltd.	21,291	0.0
115,000	Daiwa Industries Ltd.	790,209	0.3
2,900	DCM Holdings Co., Ltd.	24,185	0.0
12,100	Dena Co., Ltd.	241,710	0.1
54,900	Denyo Co., Ltd.	829,706	0.3
21,800	Doutor Nichires Holdings Co., Ltd.	411,760	0.2
35,691	DTS Corp.	726,410	0.3
42,500	EDION Corp.	310,202	0.1
9,000	Eighteenth Bank Ltd.	29,461	0.0
2,800	ESCRIT, Inc.	30,065	0.0
2,200	FALCO SD Holdings Co., Ltd.	25,114	0.0
99,600	Ferrotec Corp.	578,632	0.2
11,600	Foster Electric Co., Ltd.	300,181	0.1
14,000	Fuji Kiko Co., Ltd.	72,263	0.0
2,800	Fuji Pharma Co. Ltd.	51,890	0.0
20,427	Fuji Soft, Inc.	415,302	0.2
9,200	Fujikura Kasei Co., Ltd.	42,864	0.0
73,000	Fujikura Ltd.	347,688	0.2
9,200	Fujitsu Frontech Ltd.	114,003	0.1
2,500	FuKoKu Co. Ltd.	24,161	0.0
1,700	Fukuda Denshi Co., Ltd.	97,341	0.1
1,300	Fukushima Industries Corp.	21,837	0.0
2,000	Furusato Industries Ltd.	30,376	0.0
8,000	Fuso Pharmaceutical Industries Ltd.	20,829	0.0
34,400	Futaba Industrial Co., Ltd.	172,856	0.1
3,100	G-7 Holdings, Inc.	26,898	0.0
306	GLP J-Reit	314,623	0.1
5,700	Grandy House Corp.	15,826	0.0
3,900	Haruyama Trading Co., Ltd.	25,733	0.0
4,700	Hasegawa Co. Ltd.	21,511	0.0
50,200	Haseko Corp.	495,689	0.2
10,000	Higashi-Nippon Bank Ltd.	35,355	0.0
4,300	Hirano Tecseed Co., Ltd.	32,233	0.0
18,000	Hitachi Kokusai Electric, Inc.	249,314	0.1

See Accompanying Notes to Financial Statements

57

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

20,100	Hitachi Transport System Ltd.	324,159	0.1
2,400	Hitachi Zosen Fukui Corp.	28,489	0.0
10,000	Hokkan Holdings Ltd.	23,325	0.0
2,000	Hokko Chemical Industry Co. Ltd.	7,328	0.0
6,000	Hokuriku Electrical Construction Co. Ltd.	42,601	0.0
2,600	Honda Tsushin Kogyo Co. Ltd.	33,318	0.0
2,500	H-One Co. Ltd.	15,385	0.0
18,600	Hoshizaki Electric Co., Ltd.	1,094,274	0.4
4,400	I K K, Inc.	24,299	0.0
25,800	IBJ Leasing Co., Ltd.	576,924	0.2
27,764	Ichiyoshi Securities Co., Ltd.	298,081	0.1
1,000	IDEA Consultants, Inc.	8,747	0.0
25,000	IHI Corp.	114,616	0.1
31,900	Iida Group Holdings Co. Ltd.	428,152	0.2
2,100	Inaba Seisakusho Co., Ltd.	25,014	0.0
76,909	Inabata & Co., Ltd.	809,072	0.3
10,500	Ines Corp.	99,617	0.1
30,100	Infocom Corp.	255,326	0.1
44,000	Ishihara Sangyo Kaisha Ltd.	43,664	0.0
5,400	Information Services International-Dentsu Ltd.	55,759	0.0
6,100	Itochu Enex Co., Ltd.	55,084	0.0
13,200	Itoki Corp.	78,209	0.0
4,100	IwaiCosmo Holdings, Inc.	54,993	0.0
12,000	Iwasaki Electric Co., Ltd.	27,708	0.0
5,300	Jafco Co., Ltd.	198,584	0.1
23,400	Jamco Corp.	668,453	0.3
39,000	Japan Aviation Electronics Industry Ltd.	936,852	0.4
19,000	Joban Kosan Co. Ltd.	24,420	0.0
17,000	J-Oil Mills, Inc.	57,478	0.0
28,100	JVC Kenwood Holdings, Inc.	85,353	0.0
41,100	kabu.com Securities Co., Ltd.	299,960	0.1
1,800	Kaga Electronics Co., Ltd.	21,750	0.0
27,000	Kagoshima Bank Ltd.	194,346	0.1
700	Kamei Corp.	5,131	0.0
5,000	Kanagawa Chuo Kotsu Co., Ltd.	23,944	0.0
1,211,000	Kanematsu Corp.	1,902,814	0.8
15,000	Kanto Denka Kogyo Co., Ltd.	93,500	0.1
17,500	Kasai Kogyo Co., Ltd.	149,547	0.1
194,000	Kawasaki Heavy Industries Ltd.	999,848	0.4
111,000	Kawasaki Kisen Kaisha Ltd.	286,726	0.1
3,300	Kawasumi Laboratories, Inc.	25,224	0.0
7,700	Keihanshin Building Co. Ltd.	45,471	0.0
4,300	Keihin Corp.	70,432	0.0
121,800	Kenedix, Inc.	485,026	0.2
1,700	Kenko Mayonnaise Co. Ltd.	23,400	0.0

5,700	King Co. Ltd.	20,364	0.0
32,000	KNT-CT Holdings Co., Ltd.	45,184	0.0
1,700	Kita-Nippon Bank Ltd.	46,618	0.0
1,000	Kitano Construction Corp.	2,999	0.0
15,100	Kojima Co., Ltd.	41,064	0.0
4,000	Komatsu Wall Industry Co., Ltd.	85,738	0.0
5,400	Kosaido Co., Ltd.	32,322	0.0
6,700	Ks Holdings Corp.	223,711	0.1
9,500	Kura Corp.	366,380	0.2
20,000	Kyodo Printing Co., Ltd.	62,093	0.0
2,000	Kyosei Rentemu Co. Ltd.	16,721	0.0
20,200	Kyowa Exeo Corp.	235,663	0.1
13,000	Kyowa Leather Cloth Co., Ltd.	90,459	0.1
2,000	Kyudenko Corp.	26,594	0.0
3,200	LAC Co. Ltd.	32,270	0.0
40,200	Leopalace21 Corp.	231,852	0.1
1,600	Life Corp.	27,900	0.0
139,000	Makino Milling Machine Co., Ltd.	1,269,575	0.5
5,900	Marubun Corp.	38,295	0.0
75,000	Marudai Food Co., Ltd.	269,962	0.1
1,600	Maruka Machinery Co. Ltd.	27,637	0.0
5,000	Matsui Construction Co., Ltd.	28,104	0.0
18,000	Matsui Securities Co., Ltd.	167,243	0.1
1,600	Maxvalu Tokai Co. Ltd.	23,018	0.0
5,800	Meiwa Estate Co., Ltd.	23,256	0.0
37,900	Message Co., Ltd.	1,174,984	0.5
13,000	Michinoku Bank Ltd.	23,208	0.0
16,600	Mie Kotsu Group Holdings, Inc.	65,822	0.0
7,000	Mikuni Corp.	36,615	0.0
88,727	Mimasu Semiconductor Industry Co., Ltd.	1,016,682	0.4
5,100	Mirait Holdings Corp.	57,634	0.0
6,300	Miroku Jyoho Service Co. Ltd.	35,696	0.0
1,400	Mitani Corp.	30,181	0.0
39,500	Mito Securities Co., Ltd.	148,258	0.1
256,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,373,792	0.5
123,000	Mitsubishi Gas Chemical Co., Inc.	687,297	0.3
148,000	Mitsubishi Materials Corp.	532,796	0.2
1,100	Mitsubishi Research Institute, Inc.	25,180	0.0
4,000	Mitsuboshi Belting Co., Ltd.	32,075	0.0
11,400	Mitsui High-Tec, Inc.	85,776	0.0
2,000	Mone Square Holdings, Inc.	22,902	0.0
57,600	DMG Mori Seiki Co., Ltd	939,401	0.4
12,500	MTI Ltd.	89,297	0.1
15,000	Nagano Bank Ltd.	25,221	0.0
7,700	Nakano Corp.	28,180	0.0
42,883	Namura Shipbuilding Co., Ltd.	392,326	0.2
9,000	NDS Co. Ltd.	22,626	0.0
7,000	New Japan Radio Co., Ltd.	31,238	0.0
11,100	Nichiha Corp.	123,138	0.1

See Accompanying Notes to Financial Statements

58

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

10,073	Nichireki Co., Ltd.	89,835	0.1
3,800	Nichirin Co. Ltd.	51,053	0.0
2,000	NIFTY Corp.	25,473	0.0
18,800	Nihon Kohden Corp.	493,998	0.2
52	Nippon Accommodations Fund, Inc.	201,756	0.1
67,000	Nippon Chemical Industrial Co., Ltd.	148,346	0.1
5,500	Nippon Filcon Co., Ltd./Tokyo	23,617	0.0
3,100	Nippon Hume Corp.	21,326	0.0
11,900	Nippon Paper Industries Co. Ltd.	207,513	0.1
3,000	Nippon Pillar Packing Co., Ltd.	26,576	0.0
10,000	Nippon Piston Ring Co., Ltd.	20,445	0.0
10,000	Nippon Seisen Co., Ltd.	51,728	0.0
32,000	Nippon Shinyaku Co., Ltd.	1,069,874	0.4
59,000	Nippon Shokubai Co., Ltd.	814,593	0.3
5,000	Nippon Thompson Co., Ltd.	28,486	0.0
13,000	Nisshin Fudosan Co.	50,887	0.0
6,000	Nisshin Oillio Group Ltd.	22,065	0.0
90,000	Nittetsu Mining Co., Ltd.	357,334	0.2
3,300	Nitto Kogyo Corp.	59,738	0.0
8,000	Nitto Seiko Co., Ltd.	26,244	0.0
8,467	Nojima Corp.	165,387	0.1
9,600	NS Solutions Corp.	322,095	0.1
36,000	NTN Corp.	196,507	0.1
81,000	Obayashi Road Corp.	509,164	0.2
53,000	Oenon Holdings, Inc.	99,262	0.1
5,800	Ohashi Technica, Inc.	75,782	0.0
21,000	Oita Bank Ltd.	82,134	0.0
900	Okinawa Electric Power Co., Inc.	34,193	0.0
8,000	Okuma Corp.	86,678	0.0
8,000	Okura Industrial Co., Ltd.	24,644	0.0
6,000	Origin Electric Co. Ltd.	25,422	0.0
1,000	Panasonic Information Systems Co., Ltd.	35,785	0.0
6,000	Pasona Group, Inc.	38,418	0.0
12,900	Pigeon Corp.	341,624	0.1
1,800	Proto Corp.	26,252	0.0
8,000	Regal Corp.	23,457	0.0
4,800	Relo Holdings, Inc.	394,085	0.2
4,100	Renaissance, Inc.	42,350	0.0
12,000	Ryoden Trading Co. Ltd.	86,228	0.0
808	Saison Information Systems Co. Ltd.	8,730	0.0
5,100	Saizeriya Co., Ltd.	103,889	0.1
22,282	San-Ai Oil Co., Ltd.	147,998	0.1
3,200	Sanei Architecture Planning Co. Ltd.	25,459	0.0
26,000	San-In Godo Bank Ltd.	248,815	0.1
4,000	Sankyo Frontier Co. Ltd.	31,669	0.0
2,200	Sankyo Tateyama, Inc.	41,119	0.0
2,100	Sanoyas Holdings Corp.	4,836	0.0
10,000	Sanshin Electronics Co., Ltd.	82,334	0.0
154,400	Sanwa Holdings Corp.	1,165,316	0.5
114,000	Sanyo Shokai Ltd.	297,796	0.1
4,500	Satori Electric Co., Ltd.	31,401	0.0
6,000	Seibu Electric Industry Co., Ltd.	22,845	0.0

12,000	Seika Corp.	33,342	0.0
36,000	Seino Holdings Corp.	413,241	0.2
2,300	Senshu Electric Co. Ltd	34,764	0.0
10,900	Shidax Corp.	49,030	0.0
31,000	Shiga Bank Ltd.	163,086	0.1
24,000	Shimadzu Corp.	280,724	0.1
3,400	Shin Nippon Air Technologies Co. Ltd.	28,620	0.0
12,000	Shinagawa Refractories Co., Ltd.	32,082	0.0
8,000	Shindengen Electric Manufacturing Co., Ltd.	40,963	0.0
2,600	Shinko Shoji Co., Ltd.	26,572	0.0
471,000	Shinsei Bank Ltd.	963,813	0.4
224,000	Shinsho Corp.	490,322	0.2
2,300	Shinwa Co., Ltd./Nagoya	38,244	0.0
8,000	Shiroki Corp.	26,474	0.0
8,300	Shizuoka Gas Co., Ltd.	53,842	0.0
4,000	Shobunsha Publications, Inc.	29,567	0.0
418,000	Showa Denko KK	571,400	0.2
7,000	Sinanen Co., Ltd.	27,670	0.0
5,000	Sintokogio Ltd.	41,881	0.0
5,900	SK-Electronics Ltd	87,330	0.1
5,100	SNT Corp.	23,790	0.0
3,700	SRA Holdings	50,742	0.0
27,300	SCSK Corp.	797,181	0.3
51,100	Sumitomo Densetsu Co., Ltd.	616,724	0.3
25,300	Sumitomo Forestry Co., Ltd.	293,257	0.1
80,000	Sumitomo Osaka Cement Co., Ltd.	260,556	0.1
25,800	Sun Frontier Fudousan Co., Ltd.	245,831	0.1
4,000	Suncall Corp.	21,655	0.0
10,000	Systena Corp.	73,600	0.0
1,800	T&K Toka Co. Ltd.	36,738	0.0
1,600	Tachibana Eletech Co., Ltd.	19,371	0.0
4,200	Tachikawa Corp.	25,713	0.0
7,600	Taikisha Ltd.	204,018	0.1
1,000	Takamatsu Construction Group Co., Ltd.	23,195	0.0
123,900	Takara Leben Co., Ltd.	755,370	0.3
14,000	Takiron Co., Ltd.	65,063	0.0
6,000	Tayca Corp.	22,892	0.0
83,900	TBK Co., Ltd.	453,836	0.2
9,500	TDK Corp.	684,306	0.3
21,400	TechnoPro Holdings, Inc.	594,745	0.2
224,000	Teijin Ltd.	760,920	0.3
51,700	Tenma Corp.	836,531	0.3
4,100	Tera Probe, Inc.	36,776	0.0
3,200	T-Gaia Corp.	43,355	0.0
5,600	TKC	133,748	0.1
180,000	TOA Road Corp.	644,500	0.3
16,000	Tochigi Bank Ltd.	85,949	0.0
5,000	Toei Co., Ltd.	36,852	0.0
1,400	Toell Co. Ltd.	9,064	0.0
5,000	Togami Electric Manufacturing Co. Ltd.	21,090	0.0
23,900	TOKAI Holdings Corp.	101,415	0.1
17,100	Tokai Rika Co., Ltd.	417,798	0.2
13,000	Tokushu Tokai Holdings Co., Ltd.	29,678	0.0
6,000	Tokyo Energy & Systems, Inc.	57,007	0.0

See Accompanying Notes to Financial Statements

59

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

13,600		Tokyo Ohka Kogyo Co., Ltd.	423,303	0.2
14,400		Tokyo Sangyo Co. Ltd.	59,433	0.0
10,300		Tokyo Seimitsu Co., Ltd.	222,009	0.1
149,300		Tokyo Steel Manufacturing Co., Ltd.	1,030,696	0.4
135,000		Tokyo Tekko Co., Ltd.	558,373	0.2
28,221		Tokyo TY Financial Group, Inc.	806,809	0.3
13,000		Toli Corp.	31,383	0.0
10,000		Tomoku Co., Ltd.	23,509	0.0
29,000		Tonami Holdings Co., Ltd.	104,872	0.1
57,400		Nissan Tokyo Sales Holdings Co., Ltd.	164,335	0.1
3,500		Toukei Computer Co., Ltd.	54,503	0.0
2,900		Towa Pharmaceutical Co., Ltd.	153,360	0.1
119,800		Toyo Kohan Co., Ltd.	569,099	0.2
12,400		Toyo Machinery & Metal Co., Ltd.	53,060	0.0
9,000		Toyo Securities Co., Ltd.	28,498	0.0
21,400		Transcosmos, Inc.	518,151	0.2
8,700		TS Tech Co., Ltd.	259,080	0.1
57,000		Tsubakimoto Chain Co.	466,645	0.2
7,700		Tsukuba Bank Ltd.	26,345	0.0
9,600		Tsuruha Holdings, Inc.	696,276	0.3
26,000		Uchida Yoko Co., Ltd.	88,363	0.1
5,700		Ulvac, Inc.	97,053	0.1
4,200		Aderans Co. Ltd.	39,610	0.0
29,930		Usen Corp.	87,998	0.1
7,600		Utoc Corp.	36,641	0.0
20,100		Warabeya Nichiyo Co., Ltd.	450,095	0.2
10,304		Watabe Wedding Corp.	43,134	0.0
19,000		Welcia Holdings Co. Ltd.	830,819	0.3
1,200		YAMADA Consulting Group Co. Ltd.	35,678	0.0
23,000		Yamato Kogyo Co., Ltd.	541,142	0.2
96,600		Yamazen Corp.	859,398	0.3
7,500		Yaoko Co., Ltd.	265,547	0.1
5,100		Yashima Denki Co., Ltd.	24,616	0.0
70,400		Yaskawa Electric Corp.	967,262	0.4
1,100		Yellow Hat Ltd.	24,304	0.0
1,700		Yonekyu Corp.	25,860	0.0
95,800		Yuasa Trading Co., Ltd.	2,109,794	0.8
8,000		Yurtec Corp.	51,154	0.0
1,600		Yusen Logistics Co. Ltd.	19,567	0.0
44,000		Zenkoku Hosho Co. Ltd.	1,624,467	0.6
15,900	L	Zuiko Corp.	525,221	0.2
			69,039,997	26.7

		Liechtenstein: 0.0%
592		Verwalt & Privat-Bank AG	49,812	0.0

		Luxembourg: 1.0%
50,329	L	Braas Monier Building Group SA	1,381,803	0.5
741	@	Brederode SA	30,844	0.0
62,367	#	O'Key Group SA GDR	187,101	0.1
30,753	L	Reinet Investments SCA	663,341	0.3
5,995	@	Stabilus SA	208,804	0.1
			2,471,893	1.0
		Malaysia: 0.3%
37,800		Hua Yang Bhd	22,229	0.0
288,800		KSL Holdings BHD	155,054	0.1
162,100		Kumpulan Fima BHD	92,202	0.1
339,200		LBS Bina Group Bhd	148,461	0.1
192,523	@	Lion Industries Corp. Bhd	24,024	0.0
24,200		Malaysian Pacific Industries Bhd	45,097	0.0
53,300		MNRB Holdings Bhd	55,847	0.0
32,900		OSK Property Holdings Bhd	17,819	0.0
44,800		Sunway Bhd	47,590	0.0
50,900		V.S. Industry Berhad	56,131	0.0
			664,454	0.3

		Mexico: 0.3%
1,698,728	L	Axtel SA de CV	492,722	0.2
31,372		Grupo Financiero Interacciones SA de CV	197,327	0.1
15,778	@	Industrias Bachoco SAB de CV	70,262	0.0
			760,311	0.3

		Netherlands: 1.4%
10,172	@	Aalberts Industries NV	315,360	0.1
3,351		Accell Group	62,653	0.0
4,932		Advanced Metallurgical Group NV	51,365	0.0
7,100	@	AerCap Holdings NV	331,428	0.1
6,488	@	ASM International NV	315,006	0.1
15,295		BE Semiconductor Industries NV	436,250	0.2
34,642		Binck NV	347,209	0.2
1,081		DOCdata NV	25,981	0.0
14,077	#	Euronext NV	590,965	0.2
1,984		KAS Bank NV	26,911	0.0
9,973		TKH Group NV	370,063	0.2
57,198		Post NL	284,051	0.1
34,021		USG People NV	462,007	0.2
			3,619,249	1.4

		New Zealand: 0.1%
51,315		Fisher & Paykel Healthcare Corp.	254,133	0.1
4,511		Freightways Ltd.	21,000	0.0
20,840		Nuplex Industries Ltd.	53,344	0.0
12,568		Z Energy Ltd.	46,162	0.0
			374,639	0.1

		Norway: 1.3%
77,156		Borregaard ASA	596,534	0.3
310,246		BW Offshore Ltd.	231,133	0.1
58,292		Kongsberg Gruppen ASA	1,252,586	0.5
77,894		Kvaerner ASA	61,073	0.0
124,224		SpareBank 1 SMN	1,109,663	0.4
3,311		Sparebanken Ost	23,759	0.0
3,503		Spectrum ASA	16,469	0.0
2,484		Veidekke ASA	30,515	0.0
			3,321,732	1.3

		Panama: 0.2%
4,271	L	Copa Holdings S.A.	473,611	0.2

		Philippines: 0.1%
151,600		Benpres Holdings Corp.	29,414	0.0
105,250		Cebu Air, Inc.	200,904	0.1
			230,318	0.1

See Accompanying Notes to Financial Statements

60

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

		Poland: 0.1%
4,052	@	Asseco Poland SA	68,263	0.1
836		Budimex SA	40,873	0.0
1,492		Fabryki Mebli Forte SA	23,634	0.0
6,094		Lentex SA	14,900	0.0
10,723		Netia SA	17,545	0.0
46,701		Tauron Polska Energia SA	62,462	0.0
			227,677	0.1

		Portugal: 0.0%
15,727		Altri SGPS SA	67,450	0.0

		Qatar: 0.0%
13,944		United Development Co. QSC	85,668	0.0

		Singapore: 0.5%
5,000		Avation PLC	10,783	0.0
86,000		China Sunsine Chemical Holdings Ltd.	26,601	0.0
29,300		Chip Eng Seng Corp. Ltd.	19,676	0.0
271,000		CSE Global Ltd.	117,764	0.1
88,700		Hock Lian Seng Holdings Ltd.	29,445	0.0
53,590		Hong Leong Asia Ltd.	53,865	0.0
15,000		Hong Leong Finance Ltd.	30,041	0.0
145,000		Innovalues Ltd.	86,299	0.0
136,400		Lian Beng Group Ltd.	58,178	0.0
216,400		Mapletree Industrial Trust	263,047	0.1
57,200		MobileOne Ltd.	153,678	0.1
15,700		NSL Ltd./Singapore	18,747	0.0
35,000		QAF Ltd.	30,352	0.0
31,000		Riverstone Holdings Ltd.	27,164	0.0
53,000		Rotary Engineering Ltd.	22,014	0.0
35,000		Sim Lian Group Ltd.	22,616	0.0
2,600		Sing Holdings Ltd.	648	0.0
54,000		Stamford Land Corp. Ltd	23,670	0.0
28,700		Sunningdale Tech Ltd.	4,540	0.0
201,700	@	SunVic Chemical Holdings Ltd.	68,595	0.1
167,000		Tiong Woon Corp. Holding Ltd.	25,873	0.0
402,250		UMS Holdings Ltd.	171,518	0.1
104,000		Wee Hur Holdings Ltd.	28,295	0.0
			1,293,409	0.5

		South Africa: 0.9%
29,014		Comair Ltd	13,146	0.0
92,760		Gold Fields Ltd.	428,265	0.2
1,985		JSE Ltd.	22,205	0.0
3,504		Liberty Holdings Ltd.	48,836	0.0
7,110	@	Mota-Engil Africa NV	55,746	0.0
14,802		Mpact Ltd.	53,590	0.0
50,204	L	Sibanye Gold Ltd.	119,149	0.0
15,946		Sibanye Gold- Spon ADR ADR	150,690	0.1
71,379		Super Group Ltd.	215,944	0.1
192,339		Telkom SA Ltd.	1,322,186	0.5
			2,429,757	0.9

		South Korea: 2.9%
314	@	ADTechnology Co. Ltd.	7,693	0.0
432		Asia Holdings Co. Ltd.	63,528	0.0
3,656		Asia Paper Manufacturing Co. Ltd.	107,196	0.1
4,973		BGF retail Co. Ltd.	544,316	0.2
5,791		Boryung Pharmaceutical Co. Ltd.	266,212	0.1
2,062		CJ O Shopping Co. Ltd	461,276	0.2
132		Dae Han Flour Mills Co. Ltd.	24,739	0.0
8,765		Daesang Holdings Co. Ltd.	226,844	0.1
2,360		Daesung Holdings Co. Ltd.	25,363	0.0
19,945		Daewon San Up Co. Ltd.	156,285	0.1
605		DAP Co. Ltd.	2,629	0.0
3,484		Dongbu Securities Co. Ltd	21,348	0.0
4,212		Dongil Industries Co. Ltd.	308,521	0.1
7,408		Green Cross Corp./South Korea	1,220,558	0.5
2,741		Hana Tour Service, Inc.	325,168	0.1
6,048		Hansae Co. Ltd.	231,811	0.1
7,962		Heungkuk Fire & Marine Insurance Co. Ltd	33,051	0.0
3,640		Inzi Controls Co. Ltd.	20,238	0.0
657		INZI Display Co. Ltd.	1,400	0.0
2,800		KISCO Corp.	92,547	0.0
4,350		KIWOOM Securities Co. Ltd.	308,391	0.1
3,014	@	KJB Financial Group Co. Ltd.	22,492	0.0
4,780		KleanNara Co. Ltd.	31,213	0.0
759		Kunsul Chemical Industrial Co. Ltd.	36,252	0.0
3,201		Kyungchang Industrial Co. Ltd.	24,007	0.0
426		KyungDong City Gas Co. Ltd.	47,289	0.0
8,450		Meritz Finance Group, Inc.	108,256	0.1
20,130		Partron Co. Ltd.	211,090	0.1
908		RedcapTour Co. Ltd.	22,785	0.0
1,606		S&T Holdings Co. Ltd.	42,772	0.0
4,161		S&T Motiv Co. Ltd.	245,370	0.1
3,410		Saeron Automotive Corp.	33,718	0.0
8,006		Sam Young Electronics Co. Ltd.	113,220	0.1
6,837		Samsung Securities Co. Ltd.	415,447	0.2
347		Samyang Genex Co. Ltd.	56,593	0.0
9,063		Seah Besteel Corp.	310,260	0.1
1,841		Sejong Industrial Co., Ltd.	23,039	0.0
3,164		Sewon Precision Industry Co. Ltd.	90,316	0.1
12,979		SKC Co., Ltd.	510,883	0.2
11,859		SL Corp.	206,981	0.1
8,765		Tae Kyung Industrial Co. Ltd.	51,108	0.0
86		Taekwang Industrial Co. Ltd.	96,235	0.0
14,170		Tovis Co. Ltd.	205,749	0.1
1,620		YESCO Co. Ltd.	55,310	0.0
5,806		Yoosung Enterprise Co. Ltd.	29,940	0.0
			7,499,826	2.9

		Spain: 0.7%
17,415		Acerinox S.A.	254,123	0.1
47,662		Bankinter S.A.	360,458	0.1

See Accompanying Notes to Financial Statements

61

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

6,248		Bolsas y Mercados Espanoles	279,516	0.1
24,237		Distribuidora Internacional de Alimentacion SA	194,111	0.1
16,020		Papeles y Cartones de Europa SA	104,151	0.0
4,629		Red Electrica de Espana	388,488	0.2
4,446		Tecnicas Reunidas SA	206,800	0.1
			1,787,647	0.7

		Sweden: 2.2%
1,564		Avanza AB	67,375	0.0
24,602		Axfood AB	388,654	0.2
13,460		Bilia AB	477,907	0.2
15,170		Boliden AB	329,579	0.1
77,994	L	Bufab Holding AB	500,721	0.2
54,605		Concentric AB	772,655	0.3
13,936		Dios Fastigheter AB	108,540	0.1
4,462		Duni AB	68,033	0.0
32,260		Fastighets AB Balder	575,043	0.2
6,771		Granges AB	57,113	0.0
29,783		Haldex AB	445,059	0.2
3,786	@	Hemfosa Fastigheter AB	87,475	0.0
5,137		Indutrade AB	250,952	0.1
1,544		Investment AB Oresund	32,378	0.0
8,302		Loomis AB	266,074	0.1
6,922	L	Medivir AB	75,588	0.0
27,859		MQ Holding AB	133,389	0.1
121,252		Net Insight AB	46,997	0.0
23,621		Nobia AB	255,531	0.1
3,293		Nolato AB	79,046	0.0
2,667		Recipharm AB	50,566	0.0
58,584		Rottneros AB	43,938	0.0
10,147		Trelleborg AB	198,853	0.1
3,931		Vitrolife AB	74,060	0.0
25,454		Vostok Nafta Investment Ltd.	168,190	0.1
11,623		Wihlborgs Fastigheter AB	224,957	0.1
			5,778,673	2.2

		Switzerland: 4.3%
3,607		Actelion Ltd. - Reg	474,612	0.2
3,034		Adecco S.A.	247,261	0.1
2,257	L	AFG Arbonia-Forster Holding	48,263	0.0
1,147		Autoneum Holding AG	253,286	0.1
2,129	L	Bellevue Group AG	31,720	0.0
1,243		Bobst Group AG	56,824	0.0
949		Burkhalter Holding AG	115,554	0.1
1,277		Calida Holding AG	50,645	0.0
2,784	L	Charles Voegele Holding AG	37,898	0.0
10,903		Clariant AG	239,372	0.1
1,943		Coltene Holding AG	171,297	0.1
901		Dufry Group	132,480	0.0
682		Feintool International Holding AG	68,657	0.0
530		Flughafen Zuerich AG	412,757	0.2
1,303		Forbo Holding AG	1,578,082	0.6
43,904		Gategroup Holding AG	1,538,840	0.6
425		Georg Fischer AG	300,605	0.1
175		Givaudan	327,456	0.1
390		Helvetia Holding AG	221,576	0.1
221	L	HOCHDORF Holding AG	34,676	0.0
53		Huegli Holding AG	41,586	0.0
4,666		Implenia AG	319,487	0.1
55	@,L	Interroll Holding AG	36,551	0.0
3,778		Julius Baer Group Ltd.	197,743	0.1
373		Kaba Holding AG	244,974	0.1
2,332	@	Kardex AG	139,699	0.1
2,921		Kuoni Reisen Holding	983,112	0.4
14,878	@	Logitech International SA	223,353	0.1
3,283		Lonza Group AG	464,184	0.2
9		Metall Zug AG	25,525	0.0
27,314		Micronas Semiconductor Holding AG	167,172	0.1
63,726		OC Oerlikon Corp. AG	833,633	0.3
87		Schaffner Holding AG	23,034	0.0
1,057		Straumann Holding AG	299,063	0.1
2,072		Swiss Life Holding	491,687	0.2
1,239	@,L	Swissquote Group Holding SA	39,529	0.0
462		Tamedia AG	80,718	0.0
152	@	Vaudoise Assurances Holding SA	85,046	0.0
84		Vetropack Holding AG	143,221	0.1
			11,181,178	4.3

		Taiwan: 0.7%
56,000		Ability Enterprise Co. Ltd.	31,952	0.0
84,000		Apex Science & Engineering	39,350	0.0
420,000	@	AU Optronics Corp.	210,776	0.1
482,000		InnoLux Display Corp.	248,633	0.1
37,896		ChipMOS Technologies (Bermuda) Ltd.	875,397	0.4
145,000		Inventec Co., Ltd.	102,327	0.0
71,000		KEE TAI Properties Co. Ltd.	46,598	0.0
134,000	@	Lucky Cement Corp.	48,501	0.0
224,626	@	Mercuries & Associates Holdings Ltd.	156,553	0.1
14,177		Raydium Semiconductor Corp.	28,890	0.0
2,070	@	Sinon Corp.	1,195	0.0
			1,790,172	0.7

		Thailand: 0.6%
37,200		Advanced Information Technology PCL	42,318	0.0
197,100		MK Real Estate Development PCL	34,082	0.1
62,700		Sri Trang Agro-Industry PCL	24,480	0.0
1,274,500		Thanachart Capital PCL	1,312,188	0.5
92,400		TKS Technologies PCL	23,664	0.0
			1,436,732	0.6

		Turkey: 0.0%
7,840		Adana Cimento Sanayii TAS	20,505	0.0
6,098		Cimentas AS	31,337	0.0
74,166		Is Yatirim Menkul Degerler A.S.	32,129	0.0
1,775		Pinar Entegre Et ve Un Sanayi AS	6,416	0.0
			90,387	0.0

		United Arab Emirates: 0.1%
102,811		Lamprell PLC	221,414	0.1

		United Kingdom: 15.8%
148,523		888 Holdings PLC	365,340	0.2
12,968		Abcam PLC	104,351	0.0

See Accompanying Notes to Financial Statements

62

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

10,799		AGA Rangemaster Group PLC	15,706	0.0
38,964		Anite PLC	50,646	0.0
14,149		Ashtead Group PLC	242,620	0.1
10,472		Atkins WS PLC	214,865	0.1
318		Avon Rubber PLC	3,778	0.0
6,898	L	Awilco Drilling PLC	56,569	0.0
217,455	@	B&M European Value Retail SA	1,006,501	0.4
112,701		Barratt Developments PLC	894,091	0.3
77,105		Beazley PLC	331,594	0.1
11,451		Berkeley Group Holdings PLC	440,891	0.2
71,009		Big Yellow Group PLC	728,107	0.3
25,407		Bodycote PLC	267,576	0.1
3,353	@	British Polythene Industries PLC	35,667	0.0
39,551		Britvic PLC	439,234	0.2
9,468		Caretech Holdings PLC	35,106	0.0
11,853		Cenkos Securities PLC	35,024	0.0
77,566		Chemring Group PLC	254,866	0.1
4,743	@	Chesnara PLC	23,297	0.0
31,467		Cineworld Group PLC	235,025	0.1
14,523		Close Brothers Group PLC	339,480	0.1
21,076		Computacenter PLC	225,166	0.1
22,792		Consort Medical PLC	328,864	0.1
3,089		Cranswick PLC	67,520	0.0
108,432		Crest Nicholson Holdings PLC	744,460	0.3
50,740		CSR Plc	685,391	0.3
12,538		CVS Group PLC	115,227	0.0
130,322		Dart Group PLC	774,166	0.3
36,788		Davis Service Group PLC	584,835	0.2
1,550		Dechra Pharmaceuticals PLC	24,340	0.0
58,284		Dixons Carphone PLC	378,251	0.2
45,201		DS Smith PLC	241,686	0.1
158,068		Elementis PLC	735,573	0.3
734,199	@	EnQuest PLC	589,908	0.2
17,710		Faroe Petroleum PLC	23,651	0.0
4,449		Fidessa Group PLC	152,564	0.1
121,034		Gem Diamonds Ltd.	258,243	0.1
2,227		Genus PLC	46,046	0.0
37,233		Greggs Plc	676,656	0.3
418,884		Hansteen Holdings PLC	757,434	0.3
12,315		Hargreaves Services PLC	81,023	0.0
383,384		Hays PLC	901,083	0.4
22,247	@	Hikma Pharmaceuticals PLC	695,708	0.3
25,435	@	Hill & Smith Holdings PLC	271,150	0.1
507,397		Home Retail Group	1,296,564	0.5
102,662		Howden Joinery Group PLC	730,827	0.3
33,571		Hunting PLC	301,715	0.1
54,361		IG Group Holdings PLC	612,924	0.2
29,707		Inchcape PLC	377,873	0.2
30,036		Informa PLC	255,802	0.1
3,632		Intermediate Capital Group PLC	29,334	0.0
12,633	@,L	International Game Technology PLC	257,208	0.1
158,548		Interserve PLC	1,404,207	0.5
24,696		Investec PLC - INP - ZAR	235,896	0.1
32,291		Investec PLC - INVP - GBP	308,342	0.1
55,993		ITV PLC	217,392	0.1
18,952		James Fisher & Sons PLC	336,293	0.1
24,800		Johnson Service Group PLC	27,789	0.0
36,103		Jupiter Fund Management PLC	237,709	0.1
7,088		KBC Advanced Technologies PLC	10,720	0.0
111,710		Keller Group PLC	1,708,701	0.7
38,127		Kennedy Wilson Europe Real Estate PLC	654,305	0.3
22,707		Kier Group PLC	563,275	0.2
23,437		Lancashire Holdings Ltd.	229,113	0.1
14,472	@	Lavendon Group PLC	38,653	0.0
43,958	@	Lookers PLC	105,493	0.0
407,440		Man Group PLC	1,201,335	0.5
8,570		Marshalls PLC	35,584	0.0
102,910		Mcbride PLC	148,488	0.1
1,749,470	@	Mcbride PLC - B Shares	2,685	0.0
174,018		Mears Group PLC	1,143,256	0.5
101,122		Michael Page International PLC	823,824	0.3
14,737		Micro Focus International PLC	284,348	0.1
116,170		Mondi PLC	2,352,214	0.9
17,476		Moneysupermarket.com Group PLC	74,885	0.0
65,459		N Brown Group PLC	343,646	0.1
52,750		National Express Group PLC	232,309	0.1
38,136		Novae Group PLC	408,305	0.2
189,123	@	Ophir Energy PLC	412,275	0.2
102,774		Pace PLC	651,601	0.3
68,949		Paragon Group of Cos PLC	450,935	0.2
162,062		Pendragon PLC	91,421	0.0
40,891		Playtech Ltd.	513,701	0.2
111,354		Polypipe Group plc	472,614	0.2
57,861		Premier Oil PLC	154,790	0.1
6,964		Provident Financial PLC	321,222	0.1
67,574		QinetiQ PLC	209,139	0.1
13,979		Renew Holdings PLC	63,875	0.0
6,692		Renishaw PLC	257,215	0.1
2,229	@	Ricardo Plc	28,912	0.0
83,016		Savills PLC	1,051,355	0.4
12,330		Scapa Group PLC	31,039	0.0
43,314		Senior Plc	207,985	0.1
141,383		Speedy Hire PLC	160,596	0.1
9,105	@	St Ives Group PLC	24,214	0.0
23,605	@	Trinity Mirror PLC	66,670	0.0
247,121	@	Tyman PLC	1,130,398	0.4
141,584		Unite Group PLC	1,301,807	0.5
56,308		Vertu Motors PLC	46,673	0.0
43,130		Vesuvius PLC	299,947	0.1
53,447		Synthomer PLC	261,956	0.1
			40,680,633	15.8

		United States: 0.5%
29,258	@	AVG Technologies	699,851	0.3
7,008	@	China Cord Blood Corp.	44,150	0.0
21,704	@	Constellium NV - Class A	398,703	0.2
4,710	@,L	Global Sources Ltd.	26,093	0.0

See Accompanying Notes to Financial Statements

63

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

7,887	@	Lumenis Ltd. - B	88,887	0.0
			1,257,684	0.5
		Total Common Stock (Cost $231,271,768)	250,314,231	97.0

REAL ESTATE INVESTMENT TRUSTS: 0.2%
		Belgium: 0.1%
2,000		Cofinimmo	220,738	0.1

		Mexico: 0.0%
11,699		Concentradora Hipotecaria SAPI de CV	20,116	1.1

		Singapore: 0.1%
284,900		Starhill Global Real Estate Investment Trust	188,138	1.2

		Total Real Estate Investment Trusts (Cost $439,982)	428,992	0.2

EXCHANGE-TRADED FUNDS: 0.1%
4,518		iShares MSCI EAFE Index Fund	300,492	0.1

		Total Exchange-Traded Funds (Cost $303,829)	300,492	0.1

MUTUAL FUNDS: 0.0%
		Guernsey: 0.0%
14,846		UK Commercial Property Trust Ltd./fund	20,897	0.0

		Total Mutual Funds (Cost $19,860)	20,897	0.0

PREFERRED STOCK: 1.5%
		Germany: 1.5%
15,057		Draegerwerk AG & Co. KGaA	1,747,315	0.7
1,216	@	Hornbach Holding AG	107,606	0.0
25,913		Jungheinrich AG	1,831,570	0.7
110	L	KSB AG	55,123	0.0
640		STO AG	111,638	0.1
4,755		Villeroy & Boch AG	70,344	0.0
			3,923,596	1.5

		South Africa: 0.0%
776		Absa Bank Ltd.	50,684	0.0

		Total Preferred Stock (Cost $1,533,950)	3,974,280	1.5

		Total Long-Term Investments (Cost $233,569,389)	255,038,892	98.8
			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateralcc: 2.4%
308,126	BNP Paribas Bank, Repurchase Agreement dated 04/30/15, 0.12%, due 05/01/15 (Repurchase Amount $308,127, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $314,289, due 05/01/16- 04/20/45)	308,126	0.1
1,463,697	Cantor Fitzgerald, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $1,463,702, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $1,492,971, due 05/15/15-03/20/65)	1,463,697	0.6
1,463,697	Daiwa Capital Markets, Repurchase Agreement dated 04/30/15, 0.16%, due 05/01/15 (Repurchase Amount $1,463,703, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.250%, Market Value plus accrued interest $1,492,971, due 05/21/15-03/01/48)	1,463,697	0.6
1,463,697	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/15, 0.25%, due 05/01/15 (Repurchase Amount $1,463,707, collateralized by various U.S. Government Securities, 0.875%- 2.750%, Market Value plus accrued interest $1,492,971, due 08/15/17-08/15/42)	1,463,697	0.5

See Accompanying Notes to Financial Statements

64

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

1,463,697	Nomura Securities, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/1 (Repurchase Amount $1,463,702, collateralized by various U.S. Government/U.S. GovernmentAgency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $1,492,971, due 05/15/15-03/20/64)	1,463,697	0.6
		6,162,914	2.4

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.5%
1,210,468	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $1,210,468)	1,210,468	0.5

	Total Short-Term Investments (Cost $7,373,382)	7,373,382	2.9

	Total Investments in Securities (Cost $240,942,771)	$262,412,274	101.7
	Liabilities in Excess of Other Assets	(4,300,627)	(1.7)
	Net Assets	$258,111,647	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2015.

Cost for federal income tax purposes is $241,313,185.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$41,112,360
Gross Unrealized Depreciation	(20,013,271)

Net Unrealized Appreciation	$21,099,089

Sector Diversification	Percentage of Net Assets
Industrials	25.0%
Financials	18.7
Consumer Discretionary	16.5
Materials	11.3
Information Technology	10.6
Health Care	8.6
Consumer Staples	3.5
Energy	3.0
Telecommunication Services	1.1
Utilities	0.4
Exchange-Traded Funds	0.1
Telecommunications	0.0
Short-Term Investments	2.9
Liabilities in Excess of Other Assets	(1.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

65

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 92.1%
		Brazil: 6.5%
28,780		BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	117,968	0.7
24,275	@	Cia Energetica de Minas Gerais ADR	119,433	0.7
32,512		Cia Hering	192,075	1.1
69,888		Duratex SA	197,397	1.2
18,361	@	Petroleo Brasileiro SA ADR	159,374	0.9
13,791		Totvs S.A.	161,622	0.9
14,220		Tractebel Energia S.A.	166,839	1.0
			1,114,708	6.5

		Chile: 2.7%
10,686		Banco Santander Chile ADR	233,062	1.4
12,695		Enersis SA ADR	225,590	1.3
			458,652	2.7

		China: 21.7%
61,500		BOC Hong Kong Holdings Ltd.	238,541	1.4
360,000		China BlueChemical Ltd.	160,335	0.9
429,960		China Construction Bank	417,377	2.4
11,500		China Mobile Ltd.	164,258	1.0
60,000		China Overseas Land & Investment Ltd.	249,923	1.5
280,600		China Petroleum & Chemical Corp.	264,821	1.5
256,000		China Resources Cement Holdings Ltd.	162,700	1.0
72,000		China Resources Land Ltd.	261,231	1.5
76,000		China Resources Power Holdings Co.	229,266	1.3
144,185		COSCO Pacific Ltd.	226,106	1.3
373,821	@	Datang International Power Generation Co., Ltd.	218,672	1.3
497,332		Industrial & Commercial Bank of China	431,416	2.5
88,000		Jiangsu Expressway Co. Ltd.	120,826	0.7
336,000		Parkson Retail Group Ltd.	85,130	0.5
147,000	@	Real Gold Mining Ltd.	23,708	0.2
62,000		Shanghai Industrial Holdings Ltd.	247,193	1.4
72,243	@	Shanghai Pharmaceuticals Holding Co. Ltd.	224,868	1.3
			3,726,371	21.7

		Czech Republic: 0.9%
697		Komercni Banka AS	155,436	0.9
		Egypt: 0.4%
32,857	@	Global Telecom Holding GDR	71,957	0.4

		Greece: 0.5%
62,685		National Bank of Greece SA	87,893	0.5

		Hong Kong: 3.3%
35,346		AIA Group Ltd.	235,068	1.4
1,980,000		Emperor Watch & Jewellery Ltd.	91,765	0.5
74,000		Hang Lung Properties Ltd.	250,162	1.4
			576,995	3.3

		India: 6.0%
49,670		Bank of Baroda	131,964	0.8
40,116		Coal India Ltd.	228,465	1.3
24,337		GAIL India Ltd.	137,970	0.8
93,638		NTPC Ltd.	221,232	1.3
57,299		Punjab National Bank	143,754	0.8
28,568		Tata Steel Ltd.	161,736	1.0
			1,025,121	6.0

		Indonesia: 1.2%
388,700		Indofood Sukses Makmur Tbk PT	201,747	1.2

		Macau: 1.1%
45,576		Sands China Ltd.	185,786	1.1

		Malaysia: 2.8%
107,054		Berjaya Sports Toto BHD	97,991	0.6
111,200		IJM Corp. Bhd	228,982	1.3
59,500	@	Malayan Banking BHD	153,754	0.9
			480,727	2.8

		Mexico: 2.9%
120,825		Grupo Financiero Santander Mexico SAB de CV	246,108	1.4
114,595		Kimberly-Clark de Mexico SA de CV	252,315	1.5
			498,423	2.9

		Panama: 1.1%
1,701		Copa Holdings S.A.	188,624	1.1

		Poland: 2.3%
6,334		PKP Cargo SA	148,651	0.9
24,589		Powszechna Kasa Oszczednosci Bank Polski S.A.	245,901	1.4
			394,552	2.3

		Qatar: 0.4%
1,904		Industries Qatar QSC	75,551	0.4

		Russia: 3.9%
22,159		CTC Media, Inc.	77,335	0.4
26,070		Gazprom OAO ADR	153,291	0.9
2,335	@	Lukoil OAO	119,847	0.7

See Accompanying Notes to Financial Statements

66

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

37,543	@	Mobile Telesystems OJSC	192,237	1.1
11,407	@	Severstal	128,205	0.8
			670,915	3.9

		Singapore: 1.0%
126,000		First Resources Ltd.	168,984	1.0

		South Africa: 7.5%
8,013		Barclays Africa Group Ltd.	128,353	0.7
63,159		Growthpoint Properties Ltd.	148,144	0.9
13,661		MTN Group Ltd.	274,298	1.6
94,841		PPC Ltd.	135,689	0.8
16,087		Shoprite Holdings Ltd.	230,172	1.3
15,689		Standard Bank Group Ltd.	229,968	1.3
20,317		Truworths International Ltd.	148,079	0.9
			1,294,703	7.5

		South Korea: 13.3%
6,832		Hite Jinro Co. Ltd.	144,634	0.8
9,400		Hyundai Marine & Fire Insurance Co., Ltd.	250,556	1.5
4,515		Kangwon Land, Inc.	153,909	0.9
5,983		KB Financial Group, Inc.	228,157	1.3
7,598		KT Corp.	224,597	1.3
5,596		LG Display Co., Ltd.	154,971	0.9
468		POSCO	110,244	0.6
477		Samsung Electronics Co., Ltd.	625,754	3.6
5,654		Shinhan Financial Group Co., Ltd.	234,009	1.4
1,539		SK Innovation Co. Ltd.	168,451	1.0
			2,295,282	13.3

		Taiwan: 10.3%
44,000		Cheng Uei Precision Industry Co., Ltd.	86,524	0.5
290,371		CTBC Financial Holding Co. Ltd.	226,017	1.3
266,545		Mega Financial Holdings Co., Ltd.	237,081	1.4
11,977	@	Phison Electronics Corp.	110,459	0.6
86,000	@	Powertech Technology, Inc.	158,775	0.9
77,000	@	Quanta Computer, Inc.	193,187	1.1
29,000		Radiant Opto- Electronics Corp.	95,363	0.6
88,017	@	Taiwan Semiconductor Manufacturing Co., Ltd.	423,738	2.5
40,000	@	Tong Hsing Electronic Industries Ltd.	128,145	0.7
18,000	@	TPK Holding Co. Ltd.	111,815	0.7
			1,771,104	10.3

		Turkey: 1.1%
165,256		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	190,888	1.1
	United Kingdom: 1.2%
12,070	Anglo American PLC	202,748	1.2

	Total Common Stock (Cost $15,404,438)	15,837,167	92.1

PREFERRED STOCK: 6.5%
	Brazil: 4.2%
33,720	Gerdau SA	112,812	0.7
8,069	Itau Unibanco Holding S.A.	103,348	0.6
122,437	Randon Participacoes SA	163,360	0.9
15,420	Telefonica Brasil SA	253,081	1.5
15,229	Vale SA	90,880	0.5
		723,481	4.2

	Russia: 0.6%
102,310	@ Sberbank of Russia	99,068	0.6

	South Korea: 1.7%
1,013	Hyundai Motor Co.	111,973	0.7
1,590	Hyundai Motor Co.- Series 2	180,290	1.0
		292,263	1.7

	Total Preferred Stock (Cost $1,394,866)	1,114,812	6.5

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 0.1%
		India: 0.1%
INR	1,170,476	NTPC Ltd., 03/25/25	18,842	0.1

		Total Corporate Bonds/Notes (Cost $18,741)	18,842	0.1

		Total Investments in Securities (Cost $16,818,045)	$16,970,821	98.7
		Assets in Excess of Other Liabilities	227,504	1.3
		Net Assets	$17,198,325	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

INR	Indian Rupee

Cost for federal income tax purposes is $16,942,422.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,962,744
Gross Unrealized Depreciation	(1,934,345)

Net Unrealized Appreciation	$28,399

Sector Diversification	Percentage of Net Assets
Financials	33.0%
Information Technology	13.0
Materials	8.9

See Accompanying Notes to Financial Statements

67

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

Industrials	8.0
Utilities	7.8
Consumer Discretionary	7.7
Telecommunication Services	6.9
Energy	6.3
Consumer Staples	5.8
Health Care	1.3
Assets in Excess of Other Liabilities	1.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

68

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.0%
		Belgium: 0.8%
21,600	@	Ageas	811,561	0.8

		Canada: 3.9%
10,459		Canadian Imperial Bank of Commerce	839,841	0.9
63,040		Cenovus Energy, Inc.	1,187,649	1.2
33,200		Enerplus Corp.	419,919	0.4
44,332		Shaw Communications, Inc. - Class B	1,013,408	1.0
8,945		TransCanada Corp.	415,184	0.4
			3,876,001	3.9

		France: 8.0%
32,541		BNP Paribas	2,055,009	2.0
8,529		Casino Guichard Perrachon S.A.	754,199	0.8
26,706		Cie de Saint-Gobain	1,213,711	1.2
23,337		Eutelsat Communications	813,633	0.8
57,534		GDF Suez	1,170,611	1.2
7,566		Sanofi	770,148	0.8
19,623		Vinci S.A.	1,203,573	1.2
			7,980,884	8.0

		Germany: 2.3%
33,814		Deutsche Bank AG	1,081,435	1.1
10,800		SAP SE	816,103	0.8
9,700		Wincor Nixdorf AG	367,152	0.4
			2,264,690	2.3

		Italy: 3.4%
81,264		Assicurazioni Generali S.p.A.	1,587,834	1.6
53,686		ENI S.p.A.	1,030,013	1.0
116,400		UniCredit SpA	835,535	0.8
			3,453,382	3.4

		Japan: 7.9%
13,200		Canon, Inc.	470,642	0.5
69,000		Itochu Corp.	849,602	0.9
230,500		Mitsubishi UFJ Financial Group, Inc.	1,637,553	1.6
59,900		Mitsui & Co., Ltd.	837,769	0.8
114,100		Nissan Motor Co., Ltd.	1,184,437	1.2
10,900		Secom Co., Ltd.	772,498	0.8
30,200		Sumitomo Mitsui Financial Group, Inc.	1,318,671	1.3
15,800		Takeda Pharmaceutical Co., Ltd.	811,189	0.8
			7,882,361	7.9

		Netherlands: 2.9%
79,200		ArcelorMittal	842,805	0.9
64,441		Royal Dutch Shell PLC	2,043,245	2.0
			2,886,050	2.9

		Singapore: 1.4%
299,000		Singapore Telecommunications Ltd.	999,138	1.0
22,000		United Overseas Bank Ltd.	406,229	0.4
			1,405,367	1.4

		Spain: 1.3%
86,787	@	Telefonica S.A.	1,320,938	1.3

		Sweden: 1.8%
15,000		Electrolux AB	449,139	0.5
97,471		Volvo AB - B Shares	1,346,582	1.3
			1,795,721	1.8

		Switzerland: 5.7%
42,753		Credit Suisse Group AG	1,131,546	1.1
11,717		Novartis AG	1,195,980	1.2
5,277		Roche Holding AG - Genusschein	1,510,040	1.5
42,564		STMicroelectronics NV	339,473	0.3
1,100		Syngenta AG	368,093	0.4
3,769		Zurich Insurance Group AG	1,163,315	1.2
			5,708,447	5.7

		Taiwan: 1.6%
31,300		MediaTek, Inc.	402,336	0.4
50,199		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,226,864	1.2
			1,629,200	1.6

		United Kingdom: 12.4%
306,605		Barclays PLC	1,199,570	1.2
227,156		BP PLC	1,638,329	1.6
131,072		HSBC Holdings PLC	1,309,336	1.3
20,475		Imperial Tobacco Group PLC	999,798	1.0
187,888		J Sainsbury PLC	781,248	0.8
222,400		Kingfisher PLC	1,194,844	1.2
91,495		Rexam PLC	812,085	0.8
27,901		Rio Tinto PLC	1,248,593	1.2
123,800		RSA Insurance Group PLC	809,864	0.8
34,700		Scottish & Southern Energy PLC	822,167	0.8
472,567		Vodafone Group PLC	1,664,941	1.7
			12,480,775	12.4

		United States: 42.6%
12,723		AbbVie, Inc.	822,669	0.8
9,400		ADT Corp.	353,440	0.4
14,100		American Electric Power Co., Inc.	801,867	0.8
7,229		Amgen, Inc.	1,141,531	1.1
9,428		Apple, Inc.	1,179,914	1.2
17,050		Baxter International, Inc.	1,172,017	1.2
6,465		Bristol-Myers Squibb Co.	412,015	0.4
9,516		Caterpillar, Inc.	826,750	0.8
10,878		CenturyLink, Inc.	391,173	0.4
9,068		Chevron Corp.	1,007,092	1.0
42,469		Cisco Systems, Inc.	1,224,381	1.2
37,525		Citigroup, Inc.	2,000,833	2.0
31,500		ConAgra Foods, Inc.	1,138,725	1.1
16,189		Eli Lilly & Co.	1,163,503	1.2
30,400		EMC Corp.	818,064	0.8
51		Equinix, Inc.	13,052	0.0
15,737		Eversource Energy	767,336	0.8

See Accompanying Notes to Financial Statements

69

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

18,242	ExxonMobil Corp.	1,593,804	1.6
62,021	Freeport-McMoRan, Inc.	1,443,229	1.4
29,000	Gap, Inc.	1,149,560	1.1
71,930	General Electric Co.	1,947,864	1.9
12,392	Intel Corp.	403,360	0.4
11,843	Johnson & Johnson	1,174,826	1.2
18,765	JPMorgan Chase & Co.	1,187,074	1.2
7,200	Las Vegas Sands Corp.	380,736	0.4
11,640	Macy's, Inc.	752,293	0.8
48,100	Mattel, Inc.	1,354,496	1.4
15,258	McDonald's Corp.	1,473,160	1.5
31,428	Metlife, Inc.	1,611,942	1.6
47,643	Microsoft Corp.	2,317,356	2.3
10,369	Molson Coors Brewing Co.	762,225	0.8
8,700	Mosaic Co.	382,800	0.4
56,356	Pfizer, Inc.	1,912,159	1.9
12,832	PNC Financial Services Group, Inc.	1,177,079	1.2
14,254	Procter & Gamble Co.	1,133,336	1.1
11,400	SanDisk Corp.	763,116	0.8
8,900	Schlumberger Ltd.	842,029	0.8
14,107	Seagate Technology	828,363	0.8
8,200	Stanley Black & Decker, Inc.	809,340	0.8
49,900	Symantec Corp.	1,243,758	1.2
8,600	Verizon Communications, Inc.	433,784	0.4
7,563	Verizon Communications, Inc. - VZC	380,872	0.4
		42,692,923	42.6

	Total Common Stock (Cost $89,922,811)	96,188,300	96.0

	Assets in Excess of Other Liabilities	4,010,664	4.0
	Net Assets	$100,198,964	100.0

@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $90,294,237.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,395,995
Gross Unrealized Depreciation	(3,501,932)

Net Unrealized Appreciation	$5,894,063

Sector Diversification	Percentage of Net Assets
Financials	22.1%
Information Technology	12.3
Health Care	12.1
Industrials	10.1
Energy	10.0
Consumer Discretionary	9.9
Consumer Staples	5.6
Telecommunication Services	5.2
Materials	5.1
Utilities	3.6
Assets in Excess of Other Liabilities	4.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

70

VOYA INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 87.7%
		Brazil: 0.8%
81,390		BB Seguridade Participacoes SA	938,445	0.2
111,300		BR Malls Participacoes S.A.	606,564	0.2
138,420	@	Petroleo Brasileiro SA ADR	1,314,990	0.4
			2,859,999	0.8

		Canada: 3.6%
59,440		Canadian National Railway Co.	3,837,858	1.1
105,620		Imperial Oil Ltd.	4,655,509	1.4
81,300		TransCanada Corp.	3,773,560	1.1
			12,266,927	3.6

		China: 5.7%
49,101	@	Alibaba Group Holding Ltd. ADR	3,991,420	1.2
17,984	@	Baidu.com ADR	3,601,836	1.0
3,797,000		China Construction Bank	3,685,880	1.1
558,000		China Life Insurance Co., Ltd.	2,708,132	0.8
1,004,000		PICC Property & Casualty Co., Ltd.	2,224,394	0.6
466,000		ENN Energy Holdings Ltd.	3,353,982	1.0
			19,565,644	5.7

		Denmark: 0.2%
34,214		H Lundbeck A/S	665,496	0.2

		Finland: 0.3%
26,938		Kone OYJ	1,158,918	0.3

		France: 9.6%
31,166		Air Liquide SA	4,075,907	1.2
78,511		BNP Paribas	4,958,078	1.4
39,929		Essilor International SA	4,864,558	1.4
206,196		Orange SA	3,396,326	1.0
56,589		Groupe Eurotunnel S.A.	907,267	0.3
53,325		Legrand S.A.	3,083,403	0.9
37,609		Schneider Electric SE	2,811,217	0.8
72,785		Total S.A.	3,941,309	1.2
16,897		Unibail-Rodamco SE	4,665,445	1.4
			32,703,510	9.6

		Germany: 4.5%
42,122		Beiersdorf AG	3,664,016	1.1
31,875		Brenntag AG	1,912,523	0.6
19,654		Continental AG	4,606,014	1.3
152,063		Deutsche Annington Immobilien SE	5,104,020	1.5
			15,286,573	4.5

		Hong Kong: 1.1%
96,800		Hong Kong Exchanges and Clearing Ltd.	3,690,042	1.1

	India: 4.1%
236,815	Bharti Infratel Ltd.	1,496,243	0.4
44,160	Container Corp. Of India Ltd.	1,138,886	0.3
31,866	Divis Laboratories Ltd.	863,336	0.3
17,930	HDFC Bank Ltd. ADR	1,019,141	0.3
1,001,128	ICICI Bank Ltd.	5,230,238	1.5
197,905	Power Grid Corp. of India Ltd.	442,740	0.1
163,355	Punjab National Bank	409,833	0.1
431,152	State Bank of India	1,827,500	0.6
42,336	Tata Consultancy Services Ltd.	1,642,182	0.5
		14,070,099	4.1

	Ireland: 0.4%
3,513,716	Governor & Co. of the Bank of Ireland	1,358,311	0.4

	Italy: 5.6%
90,815	Assicurazioni Generali S.p.A.	1,774,453	0.5
57,051	Banca Generali SpA	1,914,762	0.6
223,989	FinecoBank Banca Fineco SpA	1,690,952	0.5
775,472	Intesa Sanpaolo S.p.A.	2,605,203	0.8
91,576	Luxottica Group S.p.A.	6,030,917	1.8
944,122	Snam Rete Gas S.p.A.	4,918,071	1.4
		18,934,358	5.6

	Japan: 17.8%
42,800	Asahi Group Holdings, Ltd.	1,376,321	0.4
77,750	Asics Corp.	1,995,088	0.6
35,060	Daito Trust Construction Co., Ltd.	4,082,758	1.2
90,000	Daiwa House Industry Co., Ltd.	2,009,252	0.6
48,500	Eisai Co., Ltd.	3,232,884	0.9
132,200	Honda Motor Co., Ltd.	4,432,055	1.3
96,800	Isuzu Motors Ltd.	1,282,969	0.4
50,200	Kansai Electric Power Co., Inc.	504,505	0.1
54,200	Kyushu Electric Power Co., Inc.	578,051	0.2
86,100	M3, Inc.	1,626,901	0.5
37,000	Mitsubishi Estate Co., Ltd.	870,880	0.2
245,140	Mitsubishi UFJ Financial Group, Inc.	1,741,560	0.5
127,850	Mitsui Fudosan Co., Ltd.	3,790,024	1.1
674,000	NEC Corp.	2,242,406	0.7
48,400	Nippon Telegraph & Telephone Corp.	3,268,210	1.0
71,900	Olympus Corp.	2,589,119	0.8
47,600	Ono Pharmaceutical Co., Ltd.	5,158,851	1.5
9,200	Rakuten, Inc.	160,728	0.0
101,420	Seven & I Holdings Co., Ltd.	4,359,472	1.3
37,200	Shikoku Electric Power Co., Inc.	503,762	0.1
61,100	Sumco Corp.	921,888	0.3
77,600	Sumitomo Mitsui Financial Group, Inc.	3,388,373	1.0
137,090	T&D Holdings, Inc.	1,978,180	0.6

See Accompanying Notes to Financial Statements

71

VOYA INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

80,500		Takeda Pharmaceutical Co., Ltd.	4,132,955	1.2
108,600		Tokio Marine Holdings, Inc.	4,427,156	1.3
			60,654,348	17.8

		Luxembourg: 0.3%
10,712	@	Altice SA	1,135,201	0.3

		Mexico: 0.2%
317,600		Corp Inmobiliaria Vesta SAB de CV	596,199	0.2

		Netherlands: 4.2%
65,782	@	Airbus Group NV	4,558,838	1.3
265,651		ING Groep NV	4,075,504	1.2
692,179		Koninklijke KPN NV	2,566,434	0.8
30,999	@	NXP Semiconductor NV - NXPI - US	2,979,624	0.9
			14,180,400	4.2

		South Korea: 1.4%
95,911		SK Hynix, Inc.	4,103,560	1.2
16,876		Korea Electric Power Corp.	733,835	0.2
			4,837,395	1.4

		Spain: 0.9%
90,889		Inditex SA	2,916,547	0.9

		Sweden: 3.2%
60,611		Assa Abloy AB	3,516,275	1.1
134,999		Electrolux AB	4,042,225	1.2
60,786		Hennes & Mauritz AB	2,416,655	0.7
31,993		SKF AB - B Shares	781,430	0.2
			10,756,585	3.2

		Switzerland: 8.1%
28,636		Adecco S.A.	2,333,741	0.7
19,066	@	Cie Financiere Richemont SA	1,699,409	0.5
97,888		Julius Baer Group Ltd.	5,123,532	1.5
96,193		Novartis AG	9,818,630	2.9
16,893		Roche Holding AG -Genusschein	4,834,018	1.4
193,968	@	UBS Group AG	3,874,964	1.1
			27,684,294	8.1

		Taiwan: 1.8%
1,239,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	5,964,884	1.8

		United Kingdom: 10.7%
119,278		AstraZeneca PLC	8,185,593	2.4
406,642		Sky PLC	6,704,647	2.0
213,176		CRH PLC - London	5,956,838	1.7
14,830		Derwent London PLC	780,580	0.2
132,150		Diageo PLC	3,668,774	1.1
239,757		Direct Line Insurance Group PLC	1,170,498	0.3
24,452	@	Hikma Pharmaceuticals PLC	764,663	0.2
154,090	@	International Consolidated Airlines Group SA	1,277,963	0.4
24,538		Schroders PLC	1,217,037	0.4
127,395		Smith & Nephew PLC	2,168,174	0.6

35,279		Standard Chartered PLC	577,592	0.2
175,971		WPP PLC	4,103,881	1.2
			36,576,240	10.7

		United States: 3.2%
84,516		Anheuser-Busch InBev Worldwide, Inc.	10,289,694	3.0
16,460	@	Hollysys Automation Technologies Ltd.	361,626	0.1
13,794	@	Markit Ltd.	353,816	0.1
			11,005,136	3.2
		Total Common Stock
		(Cost $270,429,729)	298,867,106	87.7

PREFERRED STOCK: 0.5%
		Germany: 0.5%
6,719		Volkswagen AG	1,729,780	0.5

		Total Preferred Stock
		(Cost $1,663,528)	1,729,780	0.5

		Total Long-Term Investments
		(Cost $272,093,257)	300,596,886	88.2

SHORT-TERM INVESTMENTS: 4.0%
		Mutual Funds: 4.0%
13,584,932		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $13,584,932)	13,584,932	4.0

		Total Short-Term Investments (Cost $13,584,932)	13,584,932	4.0

		Total Investments in Securities (Cost $285,678,189)	$314,181,818	92.2
		Assets in Excess of Other Liabilities	26,667,264	7.8
		Net Assets	$340,849,082	100.0

††	Rate shown is the 7-day yield as of April 30, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $286,471,537.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,304,705
Gross Unrealized Depreciation	(4,594,424)

Net Unrealized Appreciation	$27,710,281

Percentage
Sector Diversification	of Net Assets
Financials	25.2%
Health Care	14.3
Consumer Discretionary	12.8
Industrials	10.8
Information Technology	7.7
Consumer Staples	6.9
Energy	4.1
Materials	2.9
Telecommunication Services	2.8

See Accompanying Notes to Financial Statements

72

VOYA INTERNATIONAL CORE FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited)

Utilities	0.7
Short-Term Investments	4.0
Assets in Excess of Other Liabilities	7.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

73

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited)

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.6%
		Argentina: 0.7%
87,200	@,L	Arcos Dorados Holdings, Inc.	523,200	0.2
6,300		Mercadolibre, Inc.	896,679	0.3
19,500		YPF SA ADR	595,530	0.2
			2,015,409	0.7

		Brazil: 9.1%
198,541	@	B2W Cia Digital	1,789,073	0.6
213,010		Banco do Brasil SA	1,851,585	0.7
151,200	L	Banco Santander Brasil SA ADR	821,016	0.3
64,100		Braskem SA ADR	532,030	0.2
55,400	@	BRF SA ADR	1,189,438	0.4
165,070	@	Cia Energetica de Minas Gerais ADR	812,144	0.3
91,200		Embraer SA	711,935	0.3
77,300	@	Fibria Celulose SA ADR	1,082,973	0.4
178,500	@,L	Gol Linhas Aereas Inteligentes SA ADR	453,390	0.2
217,900	@	Hypermarcas SA	1,439,191	0.5
384,103		Itau Unibanco Holding SA ADR	4,924,200	1.8
138,590		JBS SA	706,531	0.2
327,260		Kroton Educacional SA	1,201,313	0.4
353,600	@,L	Petroleo Brasileiro SA ADR	3,359,200	1.2
485,254	@	Rumo Logistica Operadora Multimodal SA	210,983	0.1
33,100		Smiles SA	567,972	0.2
61,300	L	Telefonica Brasil SA ADR	1,006,546	0.4
59,000		Tim Participacoes SA ADR	927,480	0.3
358,359		Tim Participacoes SA	1,147,767	0.4
73,000	L	Vale SA ADR	560,640	0.2
			25,295,407	9.1

		Chile: 0.5%
28,900	L	Cia Cervecerias Unidas SA ADR	632,043	0.2
33,500		Sociedad Quimica y Minera de Chile SA ADR	731,640	0.3
			1,363,683	0.5

		China: 26.8%
186,000		Anhui Expressway Co.	160,639	0.1
318,000		Anta Sports Products Ltd.	700,781	0.3
30,440	@	Baidu.com ADR	6,096,523	2.2
4,994,000		Bank of China Ltd.	3,421,906	1.2
895,000		Belle International Holdings	1,148,708	0.4
241,000		BYD Electronic International Co. Ltd.	363,015	0.1
2,113,000		China Citic Bank	1,916,177	0.7
5,353,000		China Construction Bank	5,196,343	1.9

1,955,000	@	China Everbright Bank Co. Ltd	1,324,599	0.5
244,000		China Mengniu Diary Co., Ltd.	1,235,654	0.5
707,500	@	China Merchants Bank Co., Ltd.	2,123,663	0.8
31,500		China Mobile Ltd. ADR	2,250,045	0.8
486,000		China Mobile Ltd.	6,941,677	2.5
186,000		China Overseas Land & Investment Ltd.	774,761	0.3
1,683,650		China Petroleum & Chemical Corp.	1,588,972	0.6
446,000	@	China Southern Airlines Co., Ltd.	438,291	0.2
2,610,000		China Telecom Corp., Ltd.	1,933,510	0.7
5,000	L	CNOOC Ltd. ADR	856,250	0.3
1,227,000		CNOOC Ltd.	2,092,295	0.7
1,890,000		Geely Automobile Holdings Ltd.	1,063,237	0.4
2,260,000	@	GOME Electrical Appliances Holdings Ltd.	578,947	0.2
226,000		Great Wall Motor Co. Ltd.	1,714,793	0.6
408,000		Guangdong Investment Ltd.	608,395	0.2
298,000		Huabao International Holdings Ltd.	334,727	0.1
1,400,000		Huadian Power International Co.	1,550,031	0.6
1,168,000	@	Huaneng Power International, Inc.	1,656,479	0.6
1,550,000		Industrial & Commercial Bank of China	1,344,564	0.5
676,000		Jintian Pharmaceutical Group Ltd.	359,747	0.1
1,270,000		Lenovo Group Ltd.	2,183,854	0.8
12,638		Neteasecom ADR	1,620,065	0.6
663,500		Nine Dragons Paper Holdings Ltd.	541,693	0.2
13,500	L	PetroChina Co., Ltd. ADR	1,740,420	0.6
324,000		Shanghai Electric Group Co., Ltd.	330,384	0.1
430,000		Shenzhen Expressway Co. Ltd.	410,209	0.1
46,900	@	Sina Corp.	2,063,366	0.7
260,000	@	Sinopharm Group Co.	1,234,948	0.4
578,000		Sinotrans Ltd.	442,352	0.2
644,000		Skyworth Digital Holdings Ltd.	573,701	0.2
61,900	@	Sohu.com, Inc.	4,113,255	1.5
230,000		TCL Communication Technology Holdings Ltd.	244,790	0.1
159,200		Tencent Holdings Ltd.	3,285,710	1.2
376,000		Tingyi Cayman Islands Holding Corp.	794,026	0.3
216,000	@	Tsingtao Brewery Co., Ltd.	1,372,289	0.5
2,258,600		Uni-President China Holdings Ltd.	1,827,151	0.7
49,600	@,L	Youku.com, Inc. ADR	927,520	0.3

See Accompanying Notes to Financial Statements

74

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

376,000	@	Zhejiang Expressway Co., Ltd.	597,161	0.2
			74,077,623	26.8

		Cyprus: 0.1%
12,700	L	QIWI Plc ADR	344,678	0.1

		Egypt: 0.2%
57,400		Commercial International Bank Egypt SAE GDR	386,876	0.2

		France: 0.3%
13,400		Sanofi-Aventis SA ADR	677,370	0.3

		Hong Kong: 0.6%
207,000		China Singyes Solar Technologies Holdings Ltd.	338,988	0.1
3,100,000		Rexcapital Financial Holdings Ltd.	230,879	0.1
284,250		Shenzhen International Holdings Ltd.	534,286	0.2
482,000		Truly International Holdings	227,612	0.1
488,000		Xinyi Glass Holding Co. Ltd.	325,198	0.1
			1,656,963	0.6

		India: 6.5%
182,500		Apollo Tyres Ltd.	497,031	0.2
155,020		Bank of Baroda	411,859	0.2
55,820		Bharat Petroleum Corp. Ltd.	671,189	0.2
56,410		Canara Bank	335,497	0.1
82,230		HCL Technologies Ltd.	1,140,008	0.4
65,670		Hindustan Petroleum Corp. Ltd	645,284	0.2
89,460		Housing Development Finance Corp.	1,645,448	0.6
137,200		ICICI Bank Ltd. ADR	1,499,596	0.5
141,430		IRB Infrastructure Developers Ltd.	518,524	0.2
104,880		Power Finance Corp. Ltd	437,801	0.2
127,567		Reliance Capital Ltd.	808,589	0.3
73,851	@	Reliance Industries Ltd. GDR	1,986,592	0.7
205,526		Reliance Industries Ltd.	2,787,489	1.0
102,470		Rural Electrification Corp. Ltd.	502,122	0.2
201,600		Sintex Industries Ltd.	351,047	0.1
195,785		Tata Chemicals Ltd.	1,313,920	0.5
36,528		Tata Motors Ltd. ADR	1,504,589	0.6
40,340		Tech Mahindra Ltd.	394,635	0.2
19,010		Wockhardt Ltd.	382,966	0.1
			17,834,186	6.5

		Indonesia: 0.7%
1,258,100		Bank Negara Indonesia Persero Tbk PT	620,894	0.2
635,300		Tambang Batubara Bukit Asam Persero Tbk PT	456,771	0.2

4,821,200		Telekomunikasi Indonesia Persero Tbk PT	969,646	0.3
			2,047,311	0.7

		Israel: 1.3%
58,800		Teva Pharmaceutical Industries Ltd. ADR	3,552,696	1.3

		Malaysia: 0.1%
1,032,887		UEM Sunrise Bhd	372,876	0.1

		Mexico: 3.8%
67,900		America Movil SAB de CV ADR	1,418,431	0.5
126,459	@	Cemex SAB de CV ADR	1,216,536	0.4
73,600	@,L	Empresas ICA SAB de CV ADR	262,016	0.1
10,400		Fomento Economico Mexicano SAB de CV ADR	941,096	0.3
98,630		Grupo Aeroportuario del Pacifico SA de CV	700,927	0.3
110,400		Grupo Financiero Banorte	626,262	0.2
50,800		Grupo Financiero Santander Mexico SAB de CV ADR	516,636	0.2
112,300		Grupo Lala SAB de CV	226,181	0.1
100,000	@	Grupo Televisa SAB ADR	3,641,000	1.3
405,599		Wal-Mart de Mexico SAB de CV	954,382	0.4
			10,503,467	3.8

		Poland: 0.7%
73,000	@	Energa SA	506,065	0.2
79,320		PGE Polska Grupa Energetyczna SA	456,419	0.2
313,170		Orange Polska SA	887,085	0.3
			1,849,569	0.7

		Qatar: 0.1%
14,500		Gulf International Services QSC	353,892	0.1

		Russia: 6.0%
37,100		CTC Media, Inc.	129,479	0.1
206,200		Gazprom OAO ADR	1,212,456	0.4
78,483		Lukoil OAO ADR	4,022,254	1.5
64,695		MegaFon OAO GDR	1,099,815	0.4
96,390		MMC Norilsk Nickel ADR	1,784,179	0.6
144,442		Mobile Telesystems OJSC ADR	1,744,859	0.6
271,670		Moscow Exchange MICEX-RTS OAO	405,206	0.2
185,432		Rosneft Oil Co. GDR	914,960	0.3
371,048		Sberbank of Russia ADR	2,241,130	0.8
41,384		Tatneft-sponsored ADR	1,419,560	0.5
52,730		VimpelCom Ltd. ADR ADR	298,979	0.1
70,500	@	Yandex NV	1,356,420	0.5
			16,629,297	6.0

See Accompanying Notes to Financial Statements

75

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

		South Africa: 4.5%
11,124		Anglo American Platinum Ltd.	307,242	0.1
17,900	@	AngloGold Ashanti Ltd. ADR	202,807	0.1
32,861		Impala Platinum Holdings Ltd.	182,888	0.1
123,565		MTN Group Ltd.	2,481,053	0.9
6,870		Naspers Ltd.	1,077,806	0.4
238,130		Netcare Ltd.	833,031	0.3
48,701		Remgro Ltd.	1,081,732	0.4
16,200		Sasol Ltd. ADR	652,050	0.2
319,924		Steinhoff International Holdings Ltd.	2,030,008	0.7
110,870		Telkom SA Ltd.	762,148	0.3
90,945		Vodacom Group Pty Ltd.	1,133,854	0.4
219,915		Woolworths Holdings Ltd./South Africa	1,654,366	0.6
			12,398,985	4.5

		South Korea: 20.8%
270		Amorepacific Corp.	978,246	0.4
32,271		BS Financial Group, Inc.	482,440	0.2
2,410		Com2uSCorp	406,290	0.1
8,960		Daesang Corp.	387,173	0.1
1,520		GS Home Shopping, Inc.	338,529	0.1
13,880		GS Retail Co. Ltd.	501,930	0.2
15,530		Halla Visteon Climate Control Corp.	582,648	0.2
23,380		Hankook Tire Co. Ltd.	982,548	0.4
42,930		SK Hynix, Inc.	1,836,764	0.7
6,896		Hyundai Motor Co.	1,082,266	0.4
98,890		Industrial Bank Of Korea	1,358,740	0.5
43,200		KB Financial Group, Inc. ADR	1,647,216	0.6
4,360		KCC Corp.	2,234,748	0.8
8,780		KEPCO Plant Service & Engineering Co. Ltd.	796,916	0.3
14,905		KH Vatec Co., Ltd.	302,018	0.1
35,132		Kia Motors Corp.	1,618,946	0.6
31,830		Korea Electric Power Corp.	1,384,094	0.5
1,800		Korea Zinc Co., Ltd.	801,638	0.3
60,010		KT Corp. ADR	874,346	0.3
17,463		KT&G Corp.	1,549,189	0.6
14,060		LG Electronics, Inc.	790,634	0.3
2,240		LG Hausys Ltd.	348,173	0.1
4,090		LG Innotek Co. Ltd.	379,719	0.1
60,333		LG Telecom Ltd.	603,580	0.2
58,600	L	LG.Philips LCD Co. Ltd. ADR	809,852	0.3
967		Lotte Chilsung Beverage Co., Ltd.	2,139,278	0.8
684		Lotte Confectionery Co. Ltd.	1,189,805	0.4
5,220		LS Corp.	262,422	0.1
2,569		Mando Corp.	356,322	0.1
16,470		Partron Co. Ltd.	172,710	0.1
10,276		Samsung Electronics Co., Ltd. GDR	6,738,875	2.4
5,989		Samsung Electronics Co., Ltd.	7,856,693	2.8
20,939		Samsung Life Insurance Co. Ltd.	2,048,092	0.7
8,690		Seah Besteel Corp.	297,491	0.1

52,193		Shinhan Financial Group Co., Ltd.	2,160,173	0.8
7,430		SK Holdings Co. Ltd.	1,279,360	0.5
12,438		SK Innovation Co. Ltd.	1,361,401	0.5
11,860		SK Telecom Co., Ltd.	3,178,159	1.2
126,800		SK Telecom Co., Ltd. ADR	3,759,620	1.3
46,140		Wonik IPS Co. Ltd.	516,369	0.2
13,980		Coway Co., Ltd.	1,174,078	0.4
			57,569,491	20.8

		Taiwan: 9.5%
1,207,000	@	Advanced Semiconductor Engineering, Inc.	1,711,677	0.6
164,000		Catcher Technology Co., Ltd.	1,919,103	0.7
421,000		Cathay Financial Holding Co., Ltd.	735,498	0.3
252,401	@	Chicony Electronics Co. Ltd.	725,774	0.3
820,000		InnoLux Display Corp.	422,986	0.1
234,250	@	Coretronic Corp.	318,062	0.1
1,099,000		Fubon Financial Holding Co., Ltd.	2,363,462	0.9
468,747		Hon Hai Precision Industry Co., Ltd.	1,404,576	0.5
669,000		Inotera Memories, Inc.	768,274	0.3
131,000		MediaTek, Inc.	1,683,899	0.6
350,000	@	Pegatron Corp.	1,036,858	0.4
130,000		Radiant Opto- Electronics Corp.	427,489	0.2
197,549		Realtek Semiconductor Corp.	615,243	0.2
173,000		Taiwan Paiho Ltd.	469,732	0.2
819,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	3,942,889	1.4
218,141		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,331,366	1.9
2,016,000	@	United Microelectronics Corp.	965,903	0.3
270,000	@	Vanguard International Semiconductor Corp.	414,646	0.1
548,000		Wan Hai Lines Ltd.	607,604	0.2
153,000	@	Zhen Ding Technology Holding Ltd.	532,649	0.2
			26,397,690	9.5

		Thailand: 3.5%
104,600		Airports of Thailand PCL	917,111	0.3
255,600		Bangkok Bank PCL - Foreign	1,434,717	0.5
255,400		Kasikornbank PCL	1,620,586	0.6
2,001,000		Krung Thai Bank PCL	1,210,761	0.4
159,000		PTT PCL	1,714,348	0.6
3,637,327		Quality Houses PCL	340,850	0.1
470,900		RS PCL	220,614	0.1
515,800		Samart Corp. PCL	467,033	0.2
123,700		Siam Commercial Bank PCL/The	595,205	0.2
374,500		Supalai PCL	226,240	0.1
1,663,200		Thai Union Frozen Products PCL	1,029,419	0.4
			9,776,884	3.5

See Accompanying Notes to Financial Statements

76

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

	Turkey: 3.0%
366,984	Akbank TAS	1,069,224	0.4
1	Enka Insaat Ve Sanayi AS	3	0.0
659,771	Eregli Demir ve Celik Fabrikalari TAS	1,113,374	0.4
22,010	Ford Otomotiv Sanayi A/S	271,989	0.1
195,170	KOC Holding AS	923,082	0.3
52,820	TAV Havalimanlari Holding AS	464,387	0.2
43,260	Tofas Truk Otomobil Fabrika	265,117	0.1
31,800	Tupras Turkiye Petrol Rafine	772,410	0.3
305,129	@ Turk Hava Yollari	1,012,180	0.4
71,500	Turkcell Iletisim Hizmet AS ADR	790,790	0.3
133,080	Turkiye Halk Bankasi AS	674,160	0.2
421,810	Turkiye Is Bankasi	948,472	0.3
		8,305,188	3.0

		United Arab Emirates: 0.3%
685,340	Air Arabia PJSC	304,186	0.1
275,010	Dubai Islamic Bank PJSC	516,100	0.2
		820,286	0.3

	United States: 0.5%
34,000	@ Yahoo!, Inc.	1,447,210	0.5
	Total Common Stock
	(Cost $260,328,997)	275,677,037	99.6

PREFERRED STOCK: 0.2%
	Brazil: 0.1%
62,560	Banco do Estado do Rio Grande do Sul	235,668	0.1

	Russia: 0.1%
560,320	@ Surgutneftegas OJSC	422,411	0.1

	Total Preferred Stock (Cost $912,712)	658,079	0.2

	Total Long-Term Investments (Cost $261,241,709)	276,335,116	99.8

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc: 3.5%
480,966	BNP Paribas Bank, Repurchase Agreement dated 04/30/15, 0.12%, due 05/01/15 (Repurchase Amount $480,968, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $490,585, due 05/01/16-04/20/45)	480,966	0.2
2,284,740	Cantor Fitzgerald, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $2,284,748, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $2,330,435, due 05/15/15-03/20/65)	2,284,740	0.8
2,284,740	Daiwa Capital Markets, Repurchase Agreement dated 04/30/15, 0.16%, due 05/01/15 (Repurchase Amount $2,284,750, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.250%, Market Value plus accrued interest $2,330,435, due 05/21/15-03/01/48)	2,284,740	0.8
2,284,740	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/15, 0.25%, due 05/01/15 (Repurchase Amount $2,284,756, collateralized by various U.S. Government Securities, 0.875%-2.750%, Market Value plus accrued interest $2,330,435, due 08/15/17-08/15/42)	2,284,740	0.9

See Accompanying Notes to Financial Statements

77

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

2,284,740	Nomura Securities, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $2,284,748, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $2,330,435, due 05/15/15-03/20/64)	2,284,740	0.8
		9,619,926	3.5

	Total Short-Term Investments (Cost $9,619,926)	9,619,926	3.5

	Total Investments in Securities (Cost $270,861,635)	$285,955,042	103.3
	Liabilities in Excess of
	Other Assets	(9,040,597)	(3.3)
	Net Assets	$276,914,445	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2015.

Cost for federal income tax purposes is $271,825,086.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$39,100,666
Gross Unrealized Depreciation	(24,970,710)

Net Unrealized Appreciation	$14,129,956

Percentage
Sector Diversification	of Net Assets
Information Technology	24.5%
Financials	20.2
Telecommunication Services	12.2
Consumer Discretionary	10.6
Energy	10.4
Consumer Staples	7.0
Industrials	5.8
Materials	4.0
Utilities	2.6
Health Care	2.5
Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(3.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

78

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 3.6%
45,861		Amcor Ltd.	488,242	0.1
77,431		Ansell Ltd.	1,593,548	0.3
69,709		Australia & New Zealand Banking Group Ltd.	1,865,269	0.4
12,684		BHP Billiton Ltd.	323,904	0.1
243,482		Brambles Ltd.	2,075,360	0.4
81,748		Caltex Australia Ltd.	2,279,948	0.4
51,882		Cochlear Ltd.	3,416,296	0.7
6,582		CSL Ltd.	471,821	0.1
177,728		Goodman Group	872,095	0.2
159,424	L	Mesoblast Ltd.	451,598	0.1
113,378		Oil Search Ltd.	719,791	0.1
193,613		Seek Ltd.	2,476,447	0.5
271,901		Treasury Wine Estates Ltd.	1,192,496	0.2
			18,226,815	3.6

		Austria: 0.2%
115,869	@	UNIQA Insurance Group AG	1,138,206	0.2

		Belgium: 0.8%
42,315		KBC Groep NV	2,784,046	0.5
8,694	@	Solvay S.A.	1,280,149	0.3
			4,064,195	0.8

		Brazil: 0.9%
107,500		BB Seguridade Participacoes SA	1,239,500	0.2
67,600		BR Malls Participacoes S.A.	368,407	0.1
28,300		Estacio Participacoes SA	167,849	0.0
159,981		Itau Unibanco Holding S.A. ADR	2,050,956	0.4
12,500		Lojas Renner SA	436,532	0.1
21,300		Tim Participacoes SA ADR	334,836	0.1
			4,598,080	0.9

		Canada: 0.8%
20,000		Canadian Natural Resources Ltd.	664,567	0.1
27,000		MacDonald Dettwiler & Associates Ltd.	2,143,440	0.4
11,600		Toronto Dominion Bank	535,532	0.1
3,329	@	Valeant Pharmaceuticals International, Inc. - CAD	721,895	0.2
			4,065,434	0.8

		China: 2.5%
5,196	@	Alibaba Group Holding Ltd. ADR	422,383	0.1
12,700	@	Baidu.com ADR	2,543,556	0.5
33,500		Beijing Enterprises Holdings Ltd.	306,147	0.1
395,500		BOC Hong Kong Holdings Ltd.	1,534,033	0.3
95,000		China Mengniu Diary Co., Ltd.	481,095	0.1
196,000		China Overseas Land & Investment Ltd.	816,415	0.2
1,366,000		Industrial & Commercial Bank of China	1,184,952	0.2
30,800	@	JD.com, Inc. ADR	1,033,648	0.2
43,975		Mindray Medical International Ltd. ADR	1,357,948	0.2
44,300		Tencent Holdings Ltd.	914,302	0.2
234,000	@	Tsingtao Brewery Co., Ltd.	1,486,646	0.3
19,600	@	Vipshop Holdings Ltd. ADR	554,484	0.1
177,000		Want Want China Holdings Ltd.	194,154	0.0
			12,829,763	2.5

		Denmark: 2.5%
54,067	L	Carlsberg A/S	4,929,210	1.0
36,129		GN Store Nord	780,007	0.1
87,559		Novo Nordisk A/S	4,915,621	1.0
42,046		Novozymes A/S	1,939,856	0.4
			12,564,694	2.5

		Finland: 1.2%
56,042	L	Kone OYJ	2,411,021	0.5
62,622		Sampo OYJ	3,034,308	0.6
47,860		UPM-Kymmene OYJ	866,006	0.1
			6,311,335	1.2

		France: 5.7%
2,972		Air Liquide SA	388,680	0.1
101,665		AXA S.A.	2,570,689	0.5
84,976		BNP Paribas	5,366,351	1.0
42,950		Capgemini S.A.	3,826,657	0.7
9,168		Eutelsat Communications	319,638	0.1
66,884		GDF Suez	1,360,850	0.3
1,932	@	Iliad SA	456,322	0.1
34,646		Legrand S.A.	2,003,330	0.4
1,601		Pernod Ricard SA	198,979	0.0
323		Kering	59,735	0.0
8,426	@	Publicis Groupe	706,694	0.1
14,710		Renault S.A.	1,547,754	0.3
17,528		Schneider Electric SE	1,310,192	0.3
9,825		Societe Generale	491,198	0.1
9,812		Sodexo SA	992,879	0.2
42,184		Total S.A.	2,284,264	0.4
17,707		Valeo SA	2,838,785	0.6
41,093		Vinci S.A.	2,520,431	0.5
			29,243,428	5.7

		Germany: 4.0%
26,147		Adidas AG	2,142,381	0.4
47,114		Bayer AG	6,781,248	1.3
12,849		Bayerische Motoren Werke AG	1,515,729	0.3
18,479		Brenntag AG	1,108,754	0.2
6,809		Continental AG	1,595,724	0.3
13,155		Daimler AG	1,264,812	0.3
80,012		Deutsche Telekom AG	1,470,674	0.3
12,132		Fresenius AG	721,769	0.2
8,611		HeidelbergCement AG	660,985	0.1
55,320		Infineon Technologies AG	650,384	0.1

See Accompanying Notes to Financial Statements

79

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

10,223	@	RTL Group SA	960,808	0.2
49,673	@	TUI AG	926,231	0.2
9,265		Wirecard AG	406,911	0.1
			20,206,410	4.0

		Greece: 0.0%
30,824		Hellenic Telecommunications Organization S.A.	280,188	0.0

		Hong Kong: 2.0%
179,200		AIA Group Ltd.	1,191,766	0.2
358,000		Cafe de Coral Holdings Ltd.	1,342,326	0.3
71,000		Hang Lung Properties Ltd.	240,020	0.0
138,000		Hutchison Whampoa Ltd.	2,033,352	0.4
48,000		Jardine Matheson Holdings Ltd.	2,965,581	0.6
39,500		Jardine Strategic Holdings Ltd.	1,355,542	0.3
1,076,000		Li & Fung Ltd.	1,095,873	0.2
			10,224,460	2.0

		India: 1.1%
65,338		Axis Bank Ltd.	583,258	0.1
42,119		Bharti Airtel Ltd.	252,205	0.1
39,464		Housing Development Finance Corp.	725,866	0.1
5,198		Infosys Ltd.	158,668	0.0
18,106		Infosys Ltd. ADR	560,924	0.1
112,793		Mahindra & Mahindra Ltd. GDR	2,030,274	0.4
176,677		NTPC Ltd.	417,423	0.1
158,402		Power Grid Corp. of India Ltd.	354,366	0.1
16,549		Tata Consultancy Services Ltd.	641,923	0.1
			5,724,907	1.1

		Indonesia: 0.2%
403,300		Bank Central Asia Tbk PT	417,580	0.1
1,255,500	@	Sarana Menara Nusantara Tbk PT	386,941	0.1
			804,521	0.2

		Ireland: 0.8%
155,413		James Hardie Industries SE	1,785,017	0.4
31,881		Ryanair Holdings PLC ADR	2,067,483	0.4
			3,852,500	0.8

		Israel: 1.1%
156,318	@,L	Protalix BioTherapeutics, Inc.	343,900	0.0
90,960		Teva Pharmaceutical Industries Ltd. ADR	5,495,803	1.1
			5,839,703	1.1

		Italy: 2.5%
44,073		Assicurazioni Generali S.p.A.	861,151	0.2
98,192		Altantia S.p.A.	2,761,650	0.5
69,692		Azimut Holding S.p.A.	2,045,652	0.4
331,044		Enel S.p.A.	1,569,132	0.3
48,562	@	Exor S.p.A.	2,240,366	0.4
382,415		Intesa Sanpaolo S.p.A.	1,284,726	0.3
22,276		Moncler S.p.A.	396,692	0.1
781,435		Telecom Italia S.p.A.	922,304	0.2
97,773		UniCredit SpA	701,828	0.1
			12,783,501	2.5

		Japan: 19.0%
20,000		Air Water, Inc.	355,207	0.1
77,100		Asahi Group Holdings, Ltd.	2,479,308	0.5
5,100		Calbee, Inc.	207,645	0.0
39,500		Daikin Industries Ltd.	2,661,077	0.5
229,500		Daiwa House Industry Co., Ltd.	5,123,593	1.0
13,500		Denso Corp.	670,218	0.1
6,200		Dentsu, Inc.	289,011	0.1
50,400		Don Quijote Holdings Co. Ltd.	3,845,238	0.8
3,000		Eisai Co., Ltd.	199,972	0.0
12,900		FamilyMart Co., Ltd.	555,513	0.1
158,000		Hitachi Ltd.	1,078,019	0.2
40,800		Inpex Corp.	512,053	0.1
124,200		Isuzu Motors Ltd.	1,646,124	0.3
31,100		Japan Airlines Co. Ltd.	1,036,942	0.2
105,200		Japan Tobacco, Inc.	3,673,675	0.7
67,600		Kao Corp.	3,237,298	0.6
154,000		Kawasaki Heavy Industries Ltd.	793,694	0.2
202,200		KDDI Corp.	4,784,526	0.9
10,300		Koito Manufacturing Co., Ltd.	360,421	0.1
25,100		Makita Corp.	1,252,597	0.2
27,700		Mazda Motor Corp.	542,975	0.1
506,700		Mitsubishi UFJ Financial Group, Inc.	3,599,774	0.7
46,000		Mitsui Fudosan Co., Ltd.	1,363,638	0.3
183,000		Mitsui OSK Lines Ltd.	646,120	0.1
160,100		MS&AD Insurance Group Holdings, Inc.	4,581,590	0.9
14,400		Nabtesco Corp.	396,058	0.1
37,500		Nippon Telegraph & Telephone Corp.	2,532,188	0.5
34,200		NKSJ Holdings, Inc.	1,117,308	0.2
86,200		Olympus Corp.	3,104,062	0.6
52,400		ORIX Corp.	805,828	0.2
199,700		Rakuten, Inc.	3,488,849	0.7
24,400		Sankyo Co., Ltd.	924,188	0.2
95,300		Seven & I Holdings Co., Ltd.	4,096,408	0.8
29,900		Shimano, Inc.	4,283,206	0.8
158,600		Shiseido Co., Ltd.	2,856,868	0.6
7,200		SMC Corp.	2,165,918	0.4
57,600		Softbank Corp.	3,600,596	0.7
159,000		Sony Corp.	4,806,847	0.9
14,300		Start Today Co. Ltd.	350,316	0.1
22,700		Sugi Holdings Co., Ltd.	1,106,025	0.2
60,500		Sumitomo Corp.	714,368	0.1
116,200		Sumitomo Mitsui Financial Group, Inc.	5,073,827	1.0
10,700		Takeda Pharmaceutical Co., Ltd.	549,349	0.1
111,500		THK Co., Ltd.	2,800,991	0.6
19,800		Tokio Marine Holdings, Inc.	807,161	0.2
51,800		Toyota Motor Corp.	3,605,753	0.7
41,400		United Arrows Ltd.	1,273,987	0.3

See Accompanying Notes to Financial Statements

80

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

107,800		Yahoo! Japan Corp.	440,388	0.1
24,200		Yamaha Motor Co., Ltd.	569,479	0.1
			96,966,196	19.0

		Luxembourg: 0.1%
6,591	@	Altice SA	698,479	0.1

		Malaysia: 0.1%
431,000		Astro Malaysia Holdings Bhd	379,470	0.1

		Mexico: 0.1%
44,200		Grupo Financiero Santander Mexico SAB de CV ADR	449,514	0.1

		Netherlands: 3.2%
92,786		ArcelorMittal	987,380	0.2
6,580		ASML Holding NV	708,094	0.1
25,359	@	Airbus Group NV	1,757,435	0.3
1,043,241		Koninklijke KPN NV	3,868,089	0.8
5,700	@	NXP Semiconductor NV - NXPI - US	547,884	0.1
16,128	@	NXP Semiconductor NV - VNX - GR	1,561,688	0.3
125,485		Royal Dutch Shell PLC - Class A	3,956,550	0.8
20,186		Royal Dutch Shell PLC - Class B	646,267	0.1
76,644		Wolters Kluwer NV	2,483,080	0.5
			16,516,467	3.2

		New Zealand: 0.3%
517,484	L	Trade Me Ltd.	1,507,245	0.3

		Norway: 0.7%
54,997		DnB NOR ASA	977,033	0.2
182,720		Norsk Hydro ASA	865,326	0.2
78,643		Telenor ASA	1,776,167	0.3
			3,618,526	0.7

		Philippines: 0.4%
3,593,900		Alliance Global Group, Inc.	2,042,426	0.4

		Portugal: 0.4%
142,043		Jeronimo Martins	2,072,041	0.4

		Russia: 0.1%
4,515		Magnit PJSC GDR	247,705	0.1
33,477		Sberbank of Russia ADR	202,201	0.0
			449,906	0.1

		Singapore: 0.8%
54,500		DBS Group Holdings Ltd.	866,026	0.2
167,454		United Overseas Bank Ltd.	3,092,035	0.6
			3,958,061	0.8

		South Africa: 0.9%
15,287		Aspen Pharmacare Holdings Ltd.	464,871	0.1
217,506		Clicks Group Ltd.	1,666,893	0.3
15,941		Naspers Ltd.	2,500,917	0.5
			4,632,681	0.9
		South Korea: 1.3%
886		LG Household & Health Care Ltd.	651,276	0.2
630		NAVER Corp.	380,947	0.1
0.3		Co., Ltd. GDR	1,770,627	0.3
7,935		Samsung Fire & Marine Insurance Co. Ltd.	2,091,080	0.4
			6,485,209	1.3

		Spain: 2.6%
12,420	@	Amadeus IT Holding S.A.	566,128	0.1
419,286	@	Bankia SA	585,538	0.1
174,308		Banco Bilbao Vizcaya Argentaria S.A.	1,751,464	0.4
23,125		Corporacion Financiera Alba SA	1,174,833	0.2
287,091		Distribuidora Internacional de Alimentacion SA	2,299,279	0.5
89,764		Gestevision Telecinco SA	1,216,722	0.2
13,100		Grifols SA ADR	416,711	0.1
58,937		Inditex SA	1,891,236	0.4
18,899		Red Electrica de Espana	1,586,097	0.3
79,620	@	Repsol YPF S.A.	1,641,286	0.3
			13,129,294	2.6

		Sweden: 4.7%
63,218		Assa Abloy AB	3,667,517	0.7
119,699	L	Atlas Copco AB - Class B	3,332,957	0.7
39,166		Electrolux AB	1,172,733	0.2
19,603		Hexagon AB	726,100	0.2
46,203		Investor AB	1,882,668	0.4
124,230		Kinnevik Investment AB	4,281,327	0.8
28,497		Svenska Cellulosa AB SCA	720,831	0.1
110,193		Svenska Handelsbanken AB	5,086,395	1.0
134,170		Swedbank AB	3,119,813	0.6
			23,990,341	4.7

		Switzerland: 8.1%
8,466	@	Cie Financiere Richemont SA	754,600	0.1
47,680		Credit Suisse Group AG	1,261,950	0.2
3,175		Dufry Group	466,842	0.1
62,714		GAM Holding AG	1,414,890	0.3
6,567		Geberit AG - Reg	2,325,858	0.5
302,894		Glencore PLC	1,438,910	0.3
10,560		Holcim Ltd.	848,290	0.2
8,443		Julius Baer Group Ltd.	441,913	0.1
82,738		Nestle S.A.	6,419,163	1.3
95,434		Novartis AG	9,741,157	1.9
23,851		Roche Holding AG - Genusschein	6,825,085	1.3
12,479		Schindler Holding AG - Part Cert	2,111,046	0.4
133		SGS S.A.	257,700	0.0
3,262		Sonova Holding AG - Reg	450,661	0.1
15,690	#,@	Sunrise Communications Group AG	1,466,497	0.3

See Accompanying Notes to Financial Statements

81

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

888		Syngenta AG	297,151	0.1
94,119	@	UBS Group AG	1,880,247	0.4
46,532		Wolseley PLC	2,752,090	0.5
			41,154,050	8.1
		Taiwan: 1.6%
300,935		Hon Hai Precision Industry Co., Ltd. GDR	1,819,978	0.4
143,000	@	Taiwan Semiconductor Manufacturing Co., Ltd.	688,441	0.1
229,400		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,606,536	1.1
			8,114,955	1.6

		Thailand: 0.3%
180,900		CP ALL PCL	230,122	0.1
1,851,300		Krung Thai Bank PCL	1,120,181	0.2
			1,350,303	0.3

		Turkey: 0.6%
378,057		Turkcell Iletisim Hizmet AS	1,683,323	0.3
484,524		Turkiye Garanti Bankasi A/S	1,541,636	0.3
			3,224,959	0.6

		United Arab Emirates: 0.1%
26,908		DP World Ltd.	621,037	0.1

		United Kingdom: 20.2%
83,048		Anglo American PLC	1,407,034	0.3
34,033		ARM Holdings PLC	578,264	0.1
71,668		ASOS PLC	4,117,099	0.8
22,417		AstraZeneca PLC	1,538,393	0.3
314,284	#,@	Auto Trader Group PLC	1,312,190	0.2
235,521		Aviva PLC	1,894,863	0.4
117,702		BAE Systems PLC	911,856	0.2
691,047		Barclays PLC	2,703,671	0.5
467,126		BG Group PLC	8,461,257	1.7
75,000		BHP Billiton PLC	1,802,725	0.4
82,450		British American Tobacco PLC	4,530,074	0.9
36,543		Sky PLC	602,515	0.1
93,635		Burberry Group PLC	2,496,200	0.5
62,434		Capita Group PLC	1,092,788	0.2
196,294		CNH Industrial NV	1,724,677	0.3
32,814		Compass Group PLC	580,073	0.1
255,428		Direct Line Insurance Group PLC	1,247,004	0.2
72,938		Dixons Carphone PLC	473,353	0.1
13,514		easyJet PLC	373,669	0.1
24,718		Experian PLC	441,468	0.1
192,200		Hargreaves Lansdown PLC	3,610,417	0.7
328,500		Imagination Technologies Group PLC	990,840	0.2
255,337		Informa PLC	2,174,580	0.4
21,597		InterContinental Hotels Group PLC	923,601	0.2
179,912	@	International Consolidated Airlines Group SA	1,492,121	0.3
45,000		Intertek Group PLC	1,798,438	0.3
197,189		John Wood Group PLC	2,077,659	0.4
64,290		Johnson Matthey PLC	3,287,052	0.6
325,243		Jupiter Fund Management PLC	2,141,464	0.4
207,000	L	KAZ Minerals PLC	823,244	0.2
3,376,022		Lloyds Banking Group Plc	3,998,125	0.8
292,175		Mitchells & Butlers PLC	1,865,969	0.4
73,292		National Grid PLC	986,016	0.2
42,742		Provident Financial PLC	1,971,522	0.4
277,179		Prudential PLC	6,901,032	1.3
5,505		Reckitt Benckiser Group PLC	489,966	0.1
155,995	@	Reed Elsevier PLC	2,581,755	0.5
284,826		Rexam PLC	2,528,038	0.5
59,284		Rightmove PLC	2,869,886	0.6
32,383		Rolls-Royce Holdings PLC	516,276	0.1
4,566,003	@	Rolls-Royce Holdings PLC - C shares	7,009	0.0
20,065		SABMiller PLC	1,062,092	0.2
53,657		Shire PLC	4,360,334	0.9
149,265		Standard Chartered PLC	2,443,782	0.5
27,336		Standard Life PLC	195,402	0.0
729,826		Taylor Wimpey PLC	1,853,150	0.4
107,833		Unilever PLC	4,726,775	0.9
784,898		Vodafone Group PLC	2,765,342	0.5
43,000		Weir Group PLC	1,236,263	0.2
266,024		William Hill PLC	1,469,806	0.3
35,614		WPP PLC	830,566	0.2
			103,267,695	20.2

		United States: 2.6%
43,644		Anheuser-Busch InBev Worldwide, Inc.	5,313,590	1.0
52,148		Coca-Cola Enterprises, Inc.	2,315,893	0.5
3,000		Las Vegas Sands Corp.	158,640	0.0
9,300	@	Liberty Global PLC - Class A	484,902	0.1
13,200	@	Liberty Global PLC - Class C	665,940	0.1
8,752	@	Mettler Toledo International, Inc.	2,774,472	0.5
735	@	Priceline.com, Inc.	909,790	0.2
107,400		Samsonite International SA	391,706	0.1
2,700		Wynn Resorts Ltd.	299,889	0.1
			13,314,822	2.6

	Total Common Stock (Cost $448,027,527)		500,701,817	98.1

PREFERRED STOCK: 0.3%
		Brazil: 0.1%
34,772		Itau Unibanco Holding S.A.	445,361	0.1

		Germany: 0.2%
9,322		Porsche AG	884,504	0.2
945		Volkswagen AG	243,286	0.0
			1,127,790	0.2

		United States: 0.0%
911	@	Peixe Urbano, Inc. - Series A	19	0.0

See Accompanying Notes to Financial Statements

82

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

4,440	@ Peixe Urbano, Inc. - Series C	1,909	0.0
		1,928	0.0

	Total Preferred Stock (Cost $1,765,361)	1,575,079	0.3

	Total Long-Term Investments (Cost $449,792,888)	502,276,896	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc: 2.3%
570,641	BNP Paribas Bank, Repurchase Agreement dated 04/30/15, 0.12%, due 05/01/15 (Repurchase Amount $570,643, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $582,054, due 05/01/16- 04/20/45)	570,641	0.1
2,710,699	Cantor Fitzgerald, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $2,710,709, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $2,764,913, due 05/15/15-03/20/65)	2,710,699	0.6
2,710,699	Daiwa Capital Markets, Repurchase Agreement dated 04/30/15, 0.16%, due 05/01/15 (Repurchase Amount $2,710,711, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.250%, Market Value plus accrued interest $2,764,914, due 05/21/15-03/01/48)	2,710,699	0.5
2,710,699	Millenium Fixed Income Ltd., Repurchase Agreement dated 04/30/15, 0.25%, due 05/01/15 (Repurchase Amount $2,710,718, collateralized by various U.S. Government Securities, 0.875%- 2.750%, Market Value plus accrued interest $2,764,913, due 08/15/17-08/15/42)	2,710,699	0.6
2,710,699	Nomura Securities, Repurchase Agreement dated 04/30/15, 0.13%, due 05/01/15 (Repurchase Amount $2,710,709, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 10.500%, Market Value plus accrued interest $2,764,913, due 05/15/15-03/20/64)	2,710,699	0.5
		11,413,437	2.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
6,179,497	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%††	6,179,496	1.2
1,577,912	T. Rowe Price Reserve Investment Fund, 0.057%††	1,577,912	0.3
	Total Mutual Funds (Cost $7,757,408)	7,757,408	1.5

	Total Short-Term Investments (Cost $19,170,845)	19,170,845	3.8

	Total Investments in Securities (Cost $468,963,733)	$521,447,741	102.2
	Liabilities in Excess of Other Assets	(11,194,027)	(2.2)
	Net Assets	$510,253,714	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of April 30, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at April 30, 2015.

See Accompanying Notes to Financial Statements

83

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2015 (Unaudited) (CONTINUED)

Cost for federal income tax purposes is $473,718,921.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,401,964
Gross Unrealized Depreciation	(16,673,144)

Net Unrealized Appreciation	$47,728,820

Sector Diversification	Percentage of Net Assets
Financials	23.2%
Consumer Discretionary	17.9
Industrials	13.9
Consumer Staples	11.4
Health Care	11.2
Information Technology	5.2
Telecommunication Services	5.2
Materials	4.7
Energy	4.4
Utilities	1.3
Short-Term Investments	3.8
Liabilities in Excess of Other Assets	(2.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

84

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 99.3%
	Australia: 6.4%
12,785,700	Federation Centres Ltd	29,705,277	0.6
14,034,909	Goodman Group	68,868,048	1.4
13,333,326	GPT Group	46,990,620	1.0
6,919,612	Investa Office Fund	20,268,578	0.4
35,082,432	Mirvac Group	55,579,000	1.1
12,189,973	Novion Property Group	23,709,085	0.5
5,136,505	Scentre Group	15,130,504	0.3
12,813,042	Stockland	44,781,788	0.9
1,309,084	Westfield Corp.	9,732,772	0.2
		314,765,672	6.4

	Canada: 0.6%
308,500	Boardwalk Real Estate Investment Trust	15,536,229	0.3
400,800	Canadian Real Estate Investment Trust	15,151,668	0.3
		30,687,897	0.6

	China: 0.7%
8,065,840	China Overseas Land & Investment Ltd.	33,597,309	0.7

	France: 5.5%
75,033	Gecina S.A.	10,290,244	0.2
628,940	ICADE	54,702,615	1.1
1,820,957	Klepierre	88,326,820	1.8
797,500	Mercialys SA	19,816,835	0.4
364,422	Unibail-Rodamco SE	100,620,862	2.0
		273,757,376	5.5

	Germany: 2.4%
425,314	Deutsche Annington Immobilien SE	14,275,735	0.3
964,106	Deutsche Wohnen AG	25,288,213	0.5
1,031,173	LEG Immobilien AG	80,005,994	1.6
		119,569,942	2.4

	Hong Kong: 7.5%
1,301,000	CK Hutchison Holdings Ltd.	28,221,530	0.6
8,590,994	Hongkong Land Holdings Ltd.	69,587,051	1.4
7,027,500	Link REIT	43,591,448	0.9
39,928,300	New World Development Ltd.	52,959,344	1.1
8,241,800	Sun Hung Kai Properties Ltd.	136,884,121	2.7
7,183,000	Swire Properties Ltd.	24,677,557	0.5
1,990,700	Wharf Holdings Ltd.	14,343,220	0.3
		370,264,271	7.5

	Japan: 12.3%
19,037	GLP J-Reit	19,573,446	0.4
13,750	Japan Hotel REIT Investment Corp.	10,132,379	0.2
12,558	Japan Real Estate Investment Corp.	59,299,383	1.2
26,249	Japan Retail Fund Investment Corp.	55,880,559	1.1

5,662		Kenedix Office Investment Corp.	30,636,334	0.6
2,912,223		Mitsubishi Estate Co., Ltd.	68,545,809	1.4
5,498,688		Mitsui Fudosan Co., Ltd.	163,004,775	3.3
15,152		Nippon Prologis REIT, Inc.	32,830,645	0.7
1,525,000		NTT Urban Development Corp.	15,877,008	0.3
16,810		Orix JREIT, Inc.	24,847,843	0.5
2,426,677		Sumitomo Realty & Development Co., Ltd.	93,659,644	1.9
1,004,099		Tokyo Tatemono Co., Ltd.	7,280,377	0.1
18,733		United Urban Investment Corp.	29,734,385	0.6
			611,302,587	12.3

		Netherlands: 0.8%
413,868		Eurocommercial Properties NV	18,911,657	0.4
4,354,615		Nieuwe Steen Investments Funds NV	20,451,743	0.4
			39,363,400	0.8

		Singapore: 2.9%
20,933,500		CapitaCommercial Trust	26,765,359	0.5
24,056,800		CapitaLand Ltd.	66,946,136	1.4
15,419,900		CapitaMall Trust	25,460,409	0.5
18,160,700		Suntec Real Estate Investment Trust	24,244,068	0.5
			143,415,972	2.9

		Spain: 0.2%
585,407	@	Hispania Activos Inmobiliarios SAU	8,348,027	0.2

		Sweden: 0.4%
1,449,209		Hufvudstaden AB	20,033,345	0.4

		Switzerland: 0.3%
152,111		PSP Swiss Property AG	14,187,783	0.3

		United Kingdom: 7.5%
6,372,153		British Land Co. PLC	81,157,326	1.6
1,011,870		Derwent London PLC	53,259,991	1.1
3,719,709		Great Portland Estates PLC	45,406,492	0.9
5,513,269		Hammerson PLC	56,486,165	1.2
5,598,068		Land Securities Group PLC	107,126,924	2.2
3,546,830		Safestore Holdings PLC	15,176,122	0.3
1,167,070		Unite Group PLC	10,730,731	0.2
			369,343,751	7.5

		United States: 51.8%
624,100		Alexandria Real Estate Equities, Inc.	57,654,358	1.2
6,120,000	@	American Realty Capital Properties, Inc.	55,263,600	1.1
717,808		AvalonBay Communities, Inc.	117,964,567	2.4
493,030		Boston Properties, Inc.	65,232,799	1.3
1,847,531		Brandywine Realty Trust	26,937,002	0.5
892,050		DCT Industrial Trust, Inc.	29,473,332	0.6
4,065,800		DDR Corp.	69,321,890	1.4
1,558,200		Douglas Emmett, Inc.	44,408,700	0.9

 See Accompanying Notes to Financial Statements

85

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

3,051,400	Duke Realty Corp.	60,448,234	1.2
2,368,700	Equity Residential	174,952,182	3.5
405,302	Essex Property Trust, Inc.	89,956,779	1.8
613,300	@ Forest City Enterprises, Inc.	14,572,008	0.3
4,410,011	General Growth Properties, Inc.	120,834,301	2.4
2,172,500	Health Care REIT, Inc.	156,463,450	3.2
1,528,500	Healthcare Realty Trust, Inc.	39,129,600	0.8
1,224,820	Healthcare Trust of America, Inc.	31,710,590	0.6
669,080	Highwoods Properties, Inc.	28,797,203	0.6
5,128,235	Host Hotels & Resorts, Inc.	103,282,653	2.1
1,157,700	Kilroy Realty Corp.	82,185,123	1.7
3,466,830	Kimco Realty Corp.	83,550,603	1.7
787,084	Liberty Property Trust	27,422,007	0.6
548,541	Macerich Co.	44,848,712	0.9
2,529,200	Paramount Group, Inc.	46,334,944	0.9
634,400	Pebblebrook Hotel Trust	27,241,136	0.5
750,900	Post Properties, Inc.	42,928,953	0.9
2,636,282	ProLogis, Inc.	105,978,536	2.1
329,824	Public Storage, Inc.	61,977,228	1.3
1,108,100	Ramco-Gershenson Properties	19,369,588	0.4
1,369,620	Simon Property Group, Inc.	248,572,334	5.0
910,330	SL Green Realty Corp.	111,387,979	2.3
5,248,300	Spirit Realty Capital, Inc.	59,253,307	1.2
3,416,500	@ Strategic Hotels & Resorts, Inc.	39,973,050	0.8
517,200	Sun Communities, Inc.	32,097,432	0.6
2,172,513	Sunstone Hotel Investors, Inc.	33,847,753	0.7
273,530	Taubman Centers, Inc.	19,696,895	0.4
2,649,555	UDR, Inc.	86,825,917	1.8
986,202	Vornado Realty Trust	102,062,045	2.1
		2,561,956,790	51.8
	Total Common Stock
	(Cost $3,547,150,707)	4,910,594,122	99.3

WARRANTS: 0.0%
	Hong Kong: 0.0%
360,291	@ Sun Hung Kai Properties Ltd.	1,417,819	0.0

	Total Warrants (Cost $111, 517)	1,417,819	0.0

	Total Long-Term Investments (Cost $3,547,262,224)	4,912,011,941	99.3

SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
36,934,351	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.080%†† (Cost $36,934,351)	36,934,351	0.7

	Total Short-Term Investments (Cost $36,934,351)	36,934,351	0.7

	Total Investments in Securities (Cost $3,584,196,575)	$4,948,946,292	100.0
	Liabilities in Excess of Other Assets	(232,645)	–
	Net Assets	$4,948,713,647	100.0

††	Rate shown is the 7-day yield as of April 30, 2015.
@	Non-income producing security.

Cost for federal income tax purposes is $3,816,264,351.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,289,273,305
Gross Unrealized Depreciation	(156,591,364)

Net Unrealized Appreciation	$1,132,681,941

Percentage
REIT Diversification	of Net Assets
Retail REITs	22.8%
Diversified REITs	16.0
Diversified Real Estate Activities	13.8
Residential REITs	12.4
Office REITs	11.7
Real Estate Operating Companies	5.8
Specialized REITs	5.8
Industrial REITs	4.6
Hotels, Resorts & Cruise Lines	3.6
Real Estate Services	1.2
Real Estate Development	1.0
0.6
Assets in Excess of Other Liabilities*	0.7
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

86

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited)

			Percentage of Net
Shares		Value	Assets
COMMON STOCK: 97.5%
	Australia: 13.9%
5,361,082	Federation Centres Ltd	12,455,511	1.8
3,300,016	Goodman Group	16,192,884	2.3
2,242,103	GPT Group	7,901,840	1.1
2,350,820	Investa Office Fund	6,885,903	1.0
8,079,901	Mirvac Group	12,800,504	1.8
4,572,386	Novion Property Group	8,893,136	1.3
4,972,065	Peet Ltd.	4,485,506	0.6
1,771,349	Scentre Group	5,217,829	0.8
4,438,308	Stockland	15,511,958	2.2
911,600	Westfield Corp.	6,777,560	1.0
		97,122,631	13.9

	Canada: 3.2%
138,100	Allied Properties Real Estate Investment Trust	4,578,533	0.7
140,200	Boardwalk Real Estate Investment Trust	7,060,549	1.0
277,800	Canadian Real Estate Investment Trust	10,501,830	1.5
		22,140,912	3.2

	China: 1.7%
1,597,256	China Overseas Land & Investment Ltd.	6,653,182	0.9
1,544,024	China Resources Land Ltd.	5,602,044	0.8
		12,255,226	1.7

	Finland: 0.5%
1,022,800	Citycon Oyj	3,307,117	0.5

	France: 8.5%
13,746	Gecina S.A.	1,885,167	0.2
70,713	ICADE	6,150,326	0.9
301,639	Klepierre	14,631,215	2.1
254,601	Mercialys SA	6,326,503	0.9
110,664	Unibail-Rodamco SE	30,555,529	4.4
		59,548,740	8.5

	Germany: 5.3%
249,776	Alstria Office REIT-AG	3,539,213	0.5
172,112	Deutsche Annington Immobilien SE	5,776,968	0.8
131,271	Deutsche Euroshop AG	6,534,593	0.9
442,785	Deutsche Wohnen AG	11,614,118	1.7
122,909	LEG Immobilien AG	9,536,185	1.4
		37,001,077	5.3

	Hong Kong: 11.5%
2,035,393	Hongkong Land Holdings Ltd.	16,486,683	2.4
1,788,500	Hysan Development Co., Ltd.	8,264,043	1.2
635,500	Kerry Properties Ltd.	2,593,656	0.4
11,771,400	New World Development Ltd.	15,613,127	2.2
3,131,800	Sino Land Co.	5,509,964	0.8
1,215,490	Sun Hung Kai Properties Ltd.	20,187,493	2.9

3,372,789		Swire Properties Ltd.	11,587,386	1.6
			80,242,352	11.5

		Ireland: 0.2%
406,419		Green REIT plc	710,762	0.1
526,648		Hibernia REIT plc	727,357	0.1
			1,438,119	0.2

		Italy: 0.5%
4,158,116		Beni Stabili S.p.A.	3,428,677	0.5

		Japan: 26.3%
4,840		Fukuoka REIT Corp.	8,817,476	1.3
5,895		GLP J-Reit	6,061,116	0.9
6,243		Hulic Reit, Inc.	9,767,952	1.4
4,587		Japan Hotel REIT Investment Corp.	3,380,161	0.5
4,528		Japan Retail Fund Investment Corp.	9,639,498	1.4
2,506		Kenedix Office Investment Corp.	13,559,635	1.9
1,141,500		Mitsubishi Estate Co., Ltd.	26,867,805	3.8
1,347,477		Mitsui Fudosan Co., Ltd.	39,945,017	5.7
3,486		Nippon Prologis REIT, Inc.	7,553,302	1.1
9,242		Orix JREIT, Inc.	13,661,140	1.9
736,800		Sumitomo Realty & Development Co., Ltd.	28,437,417	4.1
1,168,600		Tokyo Tatemono Co., Ltd.	8,473,118	1.2
4,822		United Urban Investment Corp.	7,653,830	1.1
			183,817,467	26.3

		Netherlands: 1.1%
117,676		Eurocommercial Properties NV	5,377,193	0.8
499,182		Nieuwe Steen Investments Funds NV	2,344,442	0.3
			7,721,635	1.1

		Singapore: 7.4%
1,084,200		Ascendas Real Estate Investment Trust	2,020,488	0.3
2,109,606		CapitaCommercial Trust	2,697,321	0.4
7,151,298		CapitaLand Ltd.	19,900,892	2.9
6,797,700		CapitaMall Trust	11,223,952	1.6
3,353,300		CDL Hospitality Trusts	4,346,213	0.6
1,390,400		City Developments Ltd.	11,187,087	1.6
			51,375,953	7.4

		Spain: 0.7%
351,953	@	Hispania Activos Inmobiliarios SAU	5,018,924	0.7

		Sweden: 2.5%
363,888		Castellum AB	5,673,849	0.8
514,648		Fabege AB	7,845,202	1.1
302,873		Hufvudstaden AB	4,186,808	0.6
			17,705,859	2.5

		Switzerland: 1.1%
52,751		PSP Swiss Property AG	4,920,221	0.7
30,476		Swiss Prime Site AG	2,672,056	0.4
			7,592,277	1.1

See Accompanying Notes to Financial Statements

87

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF April 30, 2015 (Unaudited) (CONTINUED)

		United Kingdom: 13.1%
1,347,296	British Land Co. PLC	17,159,497	2.4
558,054	Capital & Counties Properties PLC	3,373,662	0.5
156,861	Derwent London PLC	8,256,412	1.2
614,499	Great Portland EstatesPLC	7,501,190	1.1
1,152,691	Hammerson PLC	11,809,889	1.7
1,021,389	Land Securities Group PLC	19,545,719	2.8
1,082,024	Safestore Holdings PLC	4,629,748	0.7
499,603	Segro PLC	3,282,097	0.5
161,833	Shaftesbury PLC	2,081,173	0.3
643,470	ST Modwen Properties PLC	4,296,583	0.6
622,030	Unite Group PLC	5,719,311	0.8
275,780	Workspace Group PLC	3,560,770	0.5
		91,216,051	13.1

	Total Common Stock
	(Cost $550,295,770)	680,933,017	97.5

WARRANTS: 0.4%
	Hong Kong: 0.4%
668,995	@ Sun Hung Kai Properties Ltd.	2,632,632	0.4

	Total Warrants
	(Cost $944, 241)	2,632,632	0.4

	Total Investments in Securities
	(Cost $551,240,011)	$683,565,649	97.9
	Assets in Excess of Other Liabilities	14,886,985	2.1
	Net Assets	$698,452,634	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $591,112,451.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$118,423,595
Gross Unrealized Depreciation	(25,970,397)

Net Unrealized Appreciation	$92,453,198

Percentage
REIT Diversification	of Net Assets
Diversified Real Estate Activities	26.8%
Retail REITs	18.9
Diversified REITs	18.3
Real Estate Operating Companies	15.5
Office REITs	6.3
Industrial REITs	5.6
Real Estate Development	4.7
Residential REITs	1.0
Hotels, Resorts & Cruise Lines	0.6
0.2
Assets in Excess of Other Liabilities	2.1
Net Assets	100.0%

88

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	July 2, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 2, 2015